United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 6/30/22

Item 1 - Reports to Shareholders

ANNUAL REPORT June 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Absolute Return Income Opportunities Fund

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

FUND SNAPSHOT

 This benchmark-agnostic fund has the flexibility to invest across global fixed income markets. The Fund has latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

Daniel Siluk co-portfolio manager	Dylan Bourke co-portfolio manager	Jason England co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2022, the Janus Henderson Absolute Return Income Opportunities Fund Class I shares returned -3.52%, compared with a 0.19% return for the Fund’s benchmark, the FTSE 3-Month U.S. Treasury Bill Index.

MARKET ENVIRONMENT

Global bonds came under substantial pressure during the period as rising inflation forced central banks to pull forward their plans to reduce highly accommodative monetary policy. Initially, investors were concerned that policy makers would not act with sufficient resolve and this placed upward pressure on the longer-dated bonds that tend to be more sensitive to inflation. Once inflation’s persistence forced central banks to increase their hawkish tone, yields on shorter-dated government securities rose dramatically, reflecting the expectation of higher policy rates. The same policy actions allowed for yields on longer-dated bonds in some jurisdictions to reverse course as the possibility of a slowing economy began to be priced into markets.

PERFORMANCE DISCUSSION

For the period, the Fund underperformed its benchmark, the FTSE 3-Month U.S. Treasury Bill Index. The strategy seeks to achieve positive absolute returns through various market environments by managing portfolio duration, credit risk and volatility. Losses were concentrated in the Fund’s interest rate positioning. During the most acute period of the bond market sell-off, there was simply no place to hide. Any portfolio that had a modicum of interest rate exposure was negatively impacted. While we aggressively moved to lower portfolio duration with the aim of minimizing losses, we were unable to fully avoid the historic tumult roiling fixed income markets.

Once we believed that the near- to mid-term path of policy tightening was priced in, we began to increase overall portfolio duration in order to capitalize on yields that had reset to levels that offered the potential for a greater level of income generation and diversification than had been available in the market during the pandemic era. Certain hedges we deployed to manage our interest rate exposure during the period aided performance, along with our more recent extension of duration, yet not enough to entirely offset loses elsewhere in the portfolio.

The Fund makes extensive use of derivatives, primarily for managing interest-rate, credit and currency risk. The Fund can also tactically deploy derivatives in an attempt to generate excess returns when it believes the market environment presents the opportunity. During the period, the Fund used futures, swaps and forward contracts on currencies. Forward currency contracts are used, in part, to hedge our currency exposure and as a strategy for capitalizing on potential dislocations in the foreign currency market. Overall, the Fund’s use of derivatives detracted from performance during the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

As it raised interest rates over the past several months, the Federal Reserve (Fed) had a singular objective: Regain control of the narrative that the central bank actually grasped the magnitude of the threat posed to the U.S. economy by the highest inflation in four decades and show that it has the resolve to make the necessary policy adjustments to confront this challenge. We view the central bank’s increased hawkishness as necessary damage control, remedying problems of the Fed’s own doing.

The contributions to this year’s generational inflation are myriad: a post-pandemic demand surge, supply-chain dislocations, the war in Ukraine and record monetary and fiscal stimulus, including the Fed expanding its own asset base by as much as $4.8 trillion since the end of 2019. These ingredients include both supply and demand

Janus Investment Fund	1

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

factors. Managing them through policy was always going to be a tough order – and still is. We believe that the Fed has yet to arrive at peak hawkishness.

We have long stated that the bond market could absorb an orderly exit from the era of extraordinarily accommodative monetary policy as investors had the opportunity to reinvest maturing securities at modestly higher interest rates. The possibility of that scenario coming to fruition has passed. Instead, rather than taking their cues from a circumspect Fed, Treasuries prices have paid much greater attention to surging inflation. The result is higher yields across the curve, especially along the front end, which are typically more tightly tethered to policy rates.

Despite murmurs of an eventual recession, much of the global economy, remains on sound footing. Yet continued strength, especially the higher wages that accompany a tight labor market, is inflationary in its own right. When combined with supply-side factors such as lockdowns in China and commodities constraints, the inflationary outlook is far from settled.

Given these factors, we believe bond market volatility will remain elevated with the longer-dated maturities that are conflicted between persistent inflation and recession likely exhibiting larger price swings than those along the front end of the curve. It is our view that this year’s fierce upward move in shorter-dated yields has left them potentially closer to what the market can expect for the trajectory of policy rates over the next 24 months. With yields between these two sets of maturities fairly close, we don’t believe the incremental yield of holding longer-dated securities is worth the elevated risks in a still uncertain macro environment.

Thank you for your investment in the Janus Henderson Absolute Return Income Opportunities Fund.

2	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Fund At A Glance

June 30, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.70%	3.03%
Class A Shares MOP	2.57%	2.88%
Class C Shares**	1.93%	2.26%
Class D Shares	2.84%	3.20%
Class I Shares	2.97%	3.27%
Class N Shares	2.54%	3.33%
Class R Shares	1.67%	2.58%
Class S Shares	0.85%	2.83%
Class T Shares	2.75%	3.08%
Weighted Average Maturity		3.3 Years
Average Effective Duration***		1.0 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
A	25.0%
AAA	5.1%
B1	0.9%
BBB	56.5%
Ba1	8.2%
Ba2	3.3%
Other	1.0%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	77.1%
Commercial Paper	20.5%
Asset-Backed/Commercial Mortgage-Backed Securities	5.1%
Other	(2.7)%
100.0%

Janus Investment Fund	3

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-3.86%	-0.26%	0.37%	1.26%	0.95%
Class A Shares at MOP	-8.43%	-1.23%	-0.23%
Class C Shares at NAV	-4.48%	-0.96%	-0.34%	2.04%	1.72%
Class C Shares at CDSC	-5.43%	-0.96%	-0.34%
Class D Shares	-3.57%	-0.10%	0.48%	1.09%	0.77%
Class I Shares	-3.52%	-0.02%	0.62%	1.01%	0.70%
Class N Shares	-3.50%	0.03%	0.66%	1.06%	0.63%
Class R Shares	-4.15%	-0.69%	-0.07%	2.20%	1.38%
Class S Shares	-3.93%	-0.46%	0.16%	3.07%	1.13%
Class T Shares	-3.68%	-0.17%	0.44%	1.20%	0.88%
FTSE 3-Month U.S. Treasury Bill Index	0.19%	1.09%	0.75%
Morningstar Quartile - Class I Shares	1st	4th	4th
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	50/333	225/293	179/237

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

4	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 27, 2014

‡ As stated in the prospectus. Net expense ratios reflect the expense waivers, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class A Shares	$1,000.00	$967.00	$4.58	$1,000.00	$1,020.13	$4.71	0.94%
Class C Shares	$1,000.00	$964.50	$8.23	$1,000.00	$1,016.41	$8.45	1.69%
Class D Shares	$1,000.00	$969.00	$3.71	$1,000.00	$1,021.03	$3.81	0.76%
Class I Shares	$1,000.00	$969.20	$3.42	$1,000.00	$1,021.32	$3.51	0.70%
Class N Shares	$1,000.00	$968.40	$3.07	$1,000.00	$1,021.67	$3.16	0.63%
Class R Shares	$1,000.00	$965.10	$6.48	$1,000.00	$1,018.20	$6.66	1.33%
Class S Shares	$1,000.00	$966.10	$5.51	$1,000.00	$1,019.19	$5.66	1.13%
Class T Shares	$1,000.00	$968.40	$4.20	$1,000.00	$1,020.53	$4.31	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2022

Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 5.1%
FirstMac Mortgage Funding Trust No 4 Series 1-2018,
30 Day Australian Bank Bill Rate + 1.5000%, 2.3100%, 3/8/49‡	446,180	AUD	$307,349
Liberty Series 2018-1 SME,
30 Day Australian Bank Bill Rate + 2.3500%, 3.1988%, 7/10/50‡	1,965,680	AUD	1,356,270
Liberty Series 2018-3,
30 Day Australian Bank Bill Rate + 2.1000%, 3.2000%, 10/25/50‡	364,286	AUD	251,823
RedZed Trust Series 2018-1,
30 Day Australian Bank Bill Rate + 2.4000%, 3.2400%, 3/9/50‡	1,947,002	AUD	1,345,238
TORRENS Series 2014-2 Trust,
30 Day Australian Bank Bill Rate + 1.6000%, 2.5434%, 1/12/46‡	455,435	AUD	314,474
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $3,669,233)			3,575,154
Corporate Bonds– 77.1%
Banking – 23.9%
Ally Financial Inc, 5.7500%, 11/20/25	$725,000		714,259
Australia & New Zealand Banking Group Ltd,
US Treasury Yield Curve Rate 5 Year + 1.2880%, 2.9500%, 7/22/30 (144A)‡	2,400,000		2,261,976
Australian Central Credit Union Ltd,
90 Day Australian Bank Bill Rate + 2.4000%, 4.1426%, 9/16/31‡	200,000	AUD	131,529
Bendigo & Adelaide Bank Ltd,
90 Day Australian Bank Bill Rate + 2.4500%, 3.6204%, 11/30/28‡	2,500,000	AUD	1,739,629
Commonwealth Bank of Australia,
90 Day Australian Bank Bill Rate + 1.3200%, 2.3647%, 8/20/31‡	1,500,000	AUD	994,103
DBS Group Holdings Ltd,
90 Day Australian Bank Bill Rate + 1.5800%, 3.3226%, 3/16/28‡	1,300,000	AUD	898,030
Macquarie Bank Ltd,
90 Day Australian Bank Bill Rate + 1.5500%, 3.3489%, 6/17/31‡	2,880,000	AUD	1,914,245
National Australia Bank Ltd,
90 Day Australian Bank Bill Rate + 2.0200%, 3.1000%, 11/18/31‡	3,000,000	AUD	2,033,662
Oversea-Chinese Banking Corp Ltd, 4.2500%, 6/19/24	2,000,000		2,009,873
Standard Chartered PLC,
90 Day Australian Bank Bill Rate + 1.8500%, 3.6598%, 6/28/25‡	320,000	AUD	223,372
Standard Chartered PLC, 1.8220%, 11/23/25 (144A)	750,000		694,520
Westpac Banking Corp, AUD SWAP 5 YR + 2.6500%, 4.8000%, 6/14/28‡	2,724,000	AUD	1,885,729
Westpac Banking Corp,
90 Day Australian Bank Bill Rate + 1.9800%, 3.1085%, 8/27/29‡	2,000,000	AUD	1,384,281
			16,885,208
Basic Industry – 0.5%
Ecolab Inc, 1.6500%, 2/1/27	375,000		342,886
Brokerage – 1.9%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	1,400,000		1,382,500
Capital Goods – 5.4%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 4/30/25 (144A)	700,000		647,498
Ashtead Capital Inc, 1.5000%, 8/12/26 (144A)	825,000		720,409
Ball Corp, 4.0000%, 11/15/23	950,000		942,576
Boeing Co, 2.1960%, 2/4/26	775,000		698,558
CNH Industrial Capital Australia Pty Ltd, 2.1000%, 12/12/22	1,120,000	AUD	771,913
			3,780,954
Communications – 4.7%
American Tower Corp, 1.4500%, 9/15/26	1,030,000		900,840
Crown Castle International Corp, 1.0500%, 7/15/26	1,000,000		865,245
Magallanes Inc, 3.4280%, 3/15/24 (144A)	175,000		171,558
Netflix Inc, 3.6250%, 6/15/25 (144A)	750,000		715,027
T-Mobile USA Inc, 2.2500%, 2/15/26	775,000		697,417
			3,350,087
Consumer Cyclical – 10.4%
eBay Inc, 1.9000%, 3/11/25	800,000		751,461
Ford Motor Credit Co LLC, 2.3000%, 2/10/25	1,070,000		960,753

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2022

Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Cyclical– (continued)
General Motors Financial Co Inc, 1.0500%, 3/8/24	$1,000,000		$947,998
General Motors Financial Co Inc, 1.5000%, 6/10/26	920,000		802,628
Hyundai Capital America, 0.8750%, 6/14/24 (144A)	1,780,000		1,664,025
VICI Properties LP, 4.3750%, 5/15/25	700,000		683,675
Volkswagen Financial Services Australia Pty Ltd, 2.4000%, 8/28/24	2,300,000	AUD	1,512,192
			7,322,732
Consumer Finance – 1.1%
Stellantis Finance US Inc, 1.7110%, 1/29/27 (144A)	885,000		769,557
Consumer Non-Cyclical – 1.0%
Universal Health Services Inc, 1.6500%, 9/1/26 (144A)	825,000		715,489
Electric – 0.2%
ElectraNet Pty Ltd, 2.4737%, 12/15/28	210,000	AUD	118,169
Finance Companies – 8.4%
AerCap Holdings NV,
US Treasury Yield Curve Rate 5 Year + 4.5350%, 5.8750%, 10/10/79‡	375,000		321,235
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
1.6500%, 10/29/24	400,000		369,333
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
1.7500%, 10/29/24	325,000		299,877
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.7500%, 1/30/26	350,000		305,912
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
2.4500%, 10/29/26	425,000		370,074
Air Lease Corp, 1.8750%, 8/15/26	450,000		388,793
Air Lease Corp, 2.1000%, 9/1/28	825,000		661,375
Aviation Capital Group LLC, 1.9500%, 1/30/26 (144A)	1,000,000		869,806
Aviation Capital Group LLC, 1.9500%, 9/20/26 (144A)	200,000		169,939
Blackstone Private Credit Fund, 4.7000%, 3/24/25 (144A)	500,000		480,325
Owl Rock Core Income Corp, 5.5000%, 3/21/25 (144A)	775,000		744,023
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	750,000		619,807
Springleaf Finance Corp, 6.8750%, 3/15/25	345,000		326,977
			5,927,476
Financial Institutions – 2.6%
Liberty Financial Pty Ltd,
90 Day Australian Bank Bill Rate + 2.6000%, 3.8417%, 3/6/23‡	100,000	AUD	68,926
Liberty Financial Pty Ltd,
90 Day Australian Bank Bill Rate + 2.3500%, 3.4352%, 2/26/24‡	2,000,000	AUD	1,361,397
Liberty Financial Pty Ltd,
90 Day Australian Bank Bill Rate + 2.4500%, 4.2489%, 3/17/25‡	610,000	AUD	412,375
			1,842,698
Government Sponsored – 1.8%
DAE Funding LLC, 1.5500%, 8/1/24 (144A)	500,000		468,329
SGSP Australia Assets Pty Ltd, 3.3000%, 4/9/23	800,000		798,050
			1,266,379
Industrial – 1.0%
Downer Group Finance Pty Ltd, 3.7000%, 4/29/26	1,100,000	AUD	716,066
Insurance – 4.8%
Athene Global Funding, 1.7160%, 1/7/25 (144A)	600,000		559,866
Athene Global Funding, 1.6080%, 6/29/26 (144A)	1,750,000		1,526,870
Centene Corp, 4.2500%, 12/15/27	760,000		709,437
Insurance Australia Group Ltd,
90 Day Australian Bank Bill Rate + 2.1000%, 3.8053%, 6/15/44‡	200,000	AUD	137,350
Insurance Australia Group Ltd,
90 Day Australian Bank Bill Rate + 2.3500%, 4.0553%, 6/15/45‡	620,000	AUD	424,304
			3,357,827
Real Estate Investment Trusts (REITs) – 1.9%
Vicinity Centres Trust, 4.0000%, 4/26/27	2,020,000	AUD	1,323,008

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2022

Principal Amounts			Value
Corporate Bonds– (continued)
Real Estate Management & Development – 0.9%
QIC Finance Shopping Center Fund Pty Ltd,
90 Day Australian Bank Bill Rate + 1.2700%, 2.2700%, 8/15/25‡	880,000	AUD	$608,520
Technology – 6.6%
Broadcom Inc, 1.9500%, 2/15/28 (144A)	$1,170,000		996,240
Equinix Inc, 1.2500%, 7/15/25	1,100,000		999,284
Microchip Technology Inc, 4.2500%, 9/1/25	375,000		365,066
MSCI Inc, 4.0000%, 11/15/29 (144A)	775,000		686,906
Qorvo Inc, 1.7500%, 12/15/24 (144A)	750,000		700,590
SK Hynix Inc, 1.0000%, 1/19/24 (144A)	920,000		878,306
			4,626,392
Total Corporate Bonds (cost $59,075,398)			54,335,948
Commercial Paper– 20.5%
Conagra Brands Inc, 0%, 7/1/22 (Section 4(2))◊	3,000,000		2,999,821
Energy Transfer Operating LP, 0%, 7/1/22◊	3,000,000		2,999,829
Jabil Inc, 0%, 7/1/22 (Section 4(2))◊	3,000,000		2,999,814
Jabil Inc, 0%, 7/5/22 (Section 4(2))◊	3,000,000		2,999,233
Western Union Co/The, 0%, 7/1/22 (Section 4(2))◊	2,500,000		2,499,871
Total Commercial Paper (cost $14,498,554)			14,498,568
Total Investments (total cost $77,243,185) – 102.7%			72,409,670
Liabilities, net of Cash, Receivables and Other Assets – (2.7)%			(1,921,452)
Net Assets – 100%			$70,488,218

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$40,677,822	56.2%
Australia	22,660,386	31.3
Singapore	2,907,903	4.0
Ireland	1,666,431	2.3
United Kingdom	1,638,301	2.3
Germany	1,512,192	2.1
South Korea	878,306	1.2
United Arab Emirates	468,329	0.6

Total	$72,409,670	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2022

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
Australian Dollar	8/2/22	(33,100,000)	$23,034,124	186,603
JPMorgan Chase Bank, National Association:
Australian Dollar	8/2/22	(270,000)	195,839	9,469
Total				$196,072

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
2 Year US Treasury Note	15	10/5/22	$3,150,234	$5,977
3-Year Australian Bond	23	9/15/22	1,705,626	15,778
Total - Futures Long				21,755
Futures Short:
10 Year US Treasury Note	18	9/30/22	(2,133,563)	29,250
5 Year US Treasury Note	103	10/5/22	(11,561,750)	95,039
Total - Futures Short				124,289
Total				$146,044

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$196,072	$ -	$196,072
*Futures contracts	-	146,044	$146,044

Total Asset Derivatives	$196,072	$ 146,044	$342,116

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2022

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 1,302,114	$ 1,302,114
Forward foreign currency exchange contracts	3,345,274	-	$ 3,345,274
Swap contracts	-	(168,668)	$ (168,668)

Total	$ 3,345,274	$ 1,133,446	$ 4,478,720

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 150,775	$ 150,775
Forward foreign currency exchange contracts	(972,717)	-	$ (972,717)
Swap contracts	-	148,688	$ 148,688

Total	$ (972,717)	$ 299,463	$ (673,254)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2022

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$2,605,692
Average amounts sold - in USD	30,790,154
Futures contracts:
Average notional amount of contracts - long	7,845,961
Average notional amount of contracts - short	23,243,333
Interest rate swaps:
Average notional amount - pay fixed rate/receive floating rate	2,961,538
Average notional amount - receive fixed rate/pay floating rate	6,661,538

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2022

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$186,603	$—	$—	$186,603
JPMorgan Chase Bank, National Association	9,469	—	—	9,469

Total	$196,072	$—	$—	$196,072
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Schedule of Investments and Other Information

FTSE 3-Month U.S. Treasury Bill Index	FTSE 3-Month U.S. Treasury Bill Index reflects the performance of short-term U.S. government debt securities.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2022 is $17,061,066, which represents 24.2% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2022 is $11,498,739, which represents 16.3% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

◊	Zero coupon bond.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$3,575,154	$-
Corporate Bonds	-	54,335,948	-
Commercial Paper	-	14,498,568	-
Total Investments in Securities	$-	$72,409,670	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	196,072	-
Futures Contracts	146,044	-	-
Total Assets	$146,044	$72,605,742	$-

(a)

Other financial instruments include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities

June 30, 2022

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $77,243,185)	$72,409,670
Cash	198,459
Deposits with brokers for futures	240,000
Forward foreign currency exchange contracts	196,072
Cash denominated in foreign currency (cost $468,671)	468,671
Variation margin receivable on futures contracts	12,656
Trustees' deferred compensation	2,057
Receivables:
Fund shares sold	1,102,982
Interest	292,907
Other assets	823
Total Assets	74,924,297
Liabilities:
Variation margin payable on futures contracts	90,703
Payables:	—
Investments purchased	2,999,233
Fund shares repurchased	1,125,816
Professional fees	96,251
Advisory fees	18,357
Transfer agent fees and expenses	10,062
12b-1 Distribution and shareholder servicing fees	8,686
Dividends	3,803
Custodian fees	3,323
Trustees' deferred compensation fees	2,057
Trustees' fees and expenses	279
Affiliated fund administration fees payable	145
Accrued expenses and other payables	77,364
Total Liabilities	4,436,079
Net Assets	$70,488,218

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities

June 30, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$253,769,392
Total distributable earnings (loss)	(183,281,174)
Total Net Assets	$70,488,218
Net Assets - Class A Shares	$9,312,079
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,087,372
Net Asset Value Per Share(1)	$8.56
Maximum Offering Price Per Share(2)	$8.99
Net Assets - Class C Shares	$7,870,464
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	919,799
Net Asset Value Per Share(1)	$8.56
Net Assets - Class D Shares	$16,349,565
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,908,708
Net Asset Value Per Share	$8.57
Net Assets - Class I Shares	$27,937,164
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,265,226
Net Asset Value Per Share	$8.56
Net Assets - Class N Shares	$603,897
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	70,512
Net Asset Value Per Share	$8.56
Net Assets - Class R Shares	$474,268
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	55,345
Net Asset Value Per Share	$8.57
Net Assets - Class S Shares	$178,058
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,774
Net Asset Value Per Share	$8.57
Net Assets - Class T Shares	$7,762,723
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	907,202
Net Asset Value Per Share	$8.56

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Interest	$1,466,750
Other income	32,288
Total Investment Income	1,499,038
Expenses:
Advisory fees	484,030
12b-1 Distribution and shareholder servicing fees:
Class A Shares	29,362
Class C Shares	74,525
Class R Shares	2,480
Class S Shares	471
Transfer agent administrative fees and expenses:
Class D Shares	17,585
Class R Shares	1,287
Class S Shares	471
Class T Shares	22,402
Transfer agent networking and omnibus fees:
Class A Shares	6,957
Class C Shares	5,592
Class I Shares	20,865
Other transfer agent fees and expenses:
Class A Shares	775
Class C Shares	391
Class D Shares	3,036
Class I Shares	1,323
Class N Shares	47
Class R Shares	12
Class S Shares	11
Class T Shares	206
Registration fees	120,332
Non-affiliated fund administration fees	73,228
Professional fees	67,133
Custodian fees	9,626
Shareholder reports expense	7,267
Affiliated fund administration fees	1,862
Trustees’ fees and expenses	1,205
Other expenses	10,108
Total Expenses	962,589
Less: Excess Expense Reimbursement and Waivers	(305,276)
Net Expenses	657,313
Net Investment Income/(Loss)	841,725

See Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations

For the year ended June 30, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$542,988
Forward foreign currency exchange contracts	3,345,274
Futures contracts	1,302,114
Swap contracts	(168,668)
Total Net Realized Gain/(Loss) on Investments	5,021,708
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(7,862,402)
Forward foreign currency exchange contracts	(972,717)
Futures contracts	150,775
Swap contracts	148,688
Total Change in Unrealized Net Appreciation/Depreciation	(8,535,656)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,672,223)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Absolute Return Income Opportunities Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$841,725	$1,213,216
Net realized gain/(loss) on investments	5,021,708	(8,330,872)
Change in unrealized net appreciation/depreciation	(8,535,656)	8,565,794
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,672,223)	1,448,138
Dividends and Distributions to Shareholders:
Class A Shares	(151,385)	(212,636)
Class C Shares	(40,983)	(65,785)
Class D Shares	(231,768)	(269,875)
Class I Shares	(443,231)	(556,100)
Class N Shares	(15,923)	(36,745)
Class R Shares	(4,508)	(4,760)
Class S Shares	(2,086)	(1,945)
Class T Shares	(123,111)	(170,620)
Net Decrease from Dividends and Distributions to Shareholders	(1,012,995)	(1,318,466)
Capital Share Transactions:
Class A Shares	(5,429,173)	(865,652)
Class C Shares	(154,328)	(6,008,759)
Class D Shares	1,239,903	(3,748,119)
Class I Shares	(4,452,921)	(3,063,862)
Class N Shares	(1,158,984)	(735,679)
Class R Shares	(15,764)	(138,631)
Class S Shares	(42,474)	77,125
Class T Shares	(2,914,399)	(3,911,584)
Net Increase/(Decrease) from Capital Share Transactions	(12,928,140)	(18,395,161)
Net Increase/(Decrease) in Net Assets	(16,613,358)	(18,265,489)
Net Assets:
Beginning of period	87,101,576	105,367,065
End of period	$70,488,218	$87,101,576

See Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.02	$9.01	$8.93	$8.88	$9.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.10	0.17	0.18	0.14
Net realized and unrealized gain/(loss)	(0.44)	0.02	0.15	0.16	(0.70)
Total from Investment Operations	(0.35)	0.12	0.32	0.34	(0.56)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.11)	(0.24)	(0.29)	(0.20)
Total Dividends and Distributions	(0.11)	(0.11)	(0.24)	(0.29)	(0.20)
Net Asset Value, End of Period	$8.56	$9.02	$9.01	$8.93	$8.88
Total Return*	(3.86)%	1.38%	3.64%	3.85%	(5.91)%
Net Assets, End of Period (in thousands)	$9,312	$15,300	$16,158	$25,377	$62,043
Average Net Assets for the Period (in thousands)	$11,755	$16,811	$20,287	$42,125	$107,328
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.26%	1.24%	1.03%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.95%	0.98%	0.99%	1.00%
Ratio of Net Investment Income/(Loss)	1.06%	1.16%	1.87%	2.01%	1.43%
Portfolio Turnover Rate	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.01	$9.01	$8.92	$8.88	$9.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.04	0.10	0.11	0.07
Net realized and unrealized gain/(loss)	(0.43)	0.01	0.17	0.15	(0.69)
Total from Investment Operations	(0.40)	0.05	0.27	0.26	(0.62)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.05)	(0.18)	(0.22)	(0.13)
Total Dividends and Distributions	(0.05)	(0.05)	(0.18)	(0.22)	(0.13)
Net Asset Value, End of Period	$8.56	$9.01	$9.01	$8.92	$8.88
Total Return*	(4.48)%	0.56%	3.03%	2.96%	(6.49)%
Net Assets, End of Period (in thousands)	$7,870	$8,407	$14,388	$18,983	$45,990
Average Net Assets for the Period (in thousands)	$7,519	$11,266	$15,398	$30,267	$58,477
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.12%	1.96%	1.96%	1.81%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.64%	1.68%	1.76%	1.72%
Ratio of Net Investment Income/(Loss)	0.32%	0.48%	1.12%	1.22%	0.69%
Portfolio Turnover Rate	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.02	$9.01	$8.94	$8.89	$9.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.12	0.16	0.17	0.14
Net realized and unrealized gain/(loss)	(0.43)	0.02	0.17	0.17	(0.68)
Total from Investment Operations	(0.32)	0.14	0.33	0.34	(0.54)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.13)	(0.26)	(0.29)	(0.21)
Total Dividends and Distributions	(0.13)	(0.13)	(0.26)	(0.29)	(0.21)
Net Asset Value, End of Period	$8.57	$9.02	$9.01	$8.94	$8.89
Total Return*	(3.57)%	1.57%	3.69%	3.95%	(5.73)%
Net Assets, End of Period (in thousands)	$16,350	$15,929	$19,646	$9,437	$12,526
Average Net Assets for the Period (in thousands)	$15,625	$18,673	$13,252	$10,576	$15,676
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.09%	1.17%	1.04%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.77%	0.80%	0.90%	0.92%
Ratio of Net Investment Income/(Loss)	1.25%	1.34%	1.84%	1.91%	1.50%
Portfolio Turnover Rate	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.00	$9.00	$8.92	$8.88	$9.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.13	0.19	0.23	0.16
Net realized and unrealized gain/(loss)	(0.42)	0.01	0.15	0.12	(0.69)
Total from Investment Operations	(0.30)	0.14	0.34	0.35	(0.53)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.14)	(0.26)	(0.31)	(0.23)
Total Dividends and Distributions	(0.14)	(0.14)	(0.26)	(0.31)	(0.23)
Net Asset Value, End of Period	$8.56	$9.00	$9.00	$8.92	$8.88
Total Return*	(3.42)%	1.51%	3.88%	3.99%	(5.67)%
Net Assets, End of Period (in thousands)	$27,937	$33,808	$36,831	$57,628	$1,166,188
Average Net Assets for the Period (in thousands)	$28,887	$36,932	$43,004	$652,474	$1,704,727
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.01%	1.00%	0.76%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.71%	0.73%	0.74%	0.75%
Ratio of Net Investment Income/(Loss)	1.30%	1.40%	2.09%	2.61%	1.67%
Portfolio Turnover Rate	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.01	$9.01	$8.93	$8.89	$9.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.13	0.19	0.27	0.16
Net realized and unrealized gain/(loss)	(0.43)	0.01	0.16	0.08	(0.68)
Total from Investment Operations	(0.31)	0.14	0.35	0.35	(0.52)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.14)	(0.27)	(0.31)	(0.23)
Total Dividends and Distributions	(0.14)	(0.14)	(0.27)	(0.31)	(0.23)
Net Asset Value, End of Period	$8.56	$9.01	$9.01	$8.93	$8.89
Total Return*	(3.50)%	1.58%	3.94%	4.00%	(5.51)%
Net Assets, End of Period (in thousands)	$604	$1,803	$2,534	$2,454	$78,752
Average Net Assets for the Period (in thousands)	$1,002	$2,330	$2,426	$7,437	$31,271
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%	1.06%	1.06%	0.62%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.64%	0.67%	0.57%	0.66%
Ratio of Net Investment Income/(Loss)	1.35%	1.47%	2.10%	2.79%	1.80%
Portfolio Turnover Rate	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.02	$9.02	$8.94	$8.89	$9.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.07	0.13	0.11	0.09
Net realized and unrealized gain/(loss)	(0.43)	—(2)	0.15	0.18	(0.69)
Total from Investment Operations	(0.37)	0.07	0.28	0.29	(0.60)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.07)	(0.20)	(0.24)	(0.15)
Total Dividends and Distributions	(0.08)	(0.07)	(0.20)	(0.24)	(0.15)
Net Asset Value, End of Period	$8.57	$9.02	$9.02	$8.94	$8.89
Total Return*	(4.15)%	0.83%	3.17%	3.37%	(6.28)%
Net Assets, End of Period (in thousands)	$474	$516	$654	$950	$959
Average Net Assets for the Period (in thousands)	$515	$573	$862	$949	$836
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.33%	2.20%	2.04%	1.80%	1.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.37%	1.39%	1.42%	1.46%	1.52%
Ratio of Net Investment Income/(Loss)	0.65%	0.73%	1.40%	1.27%	0.91%
Portfolio Turnover Rate	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.02	$9.02	$8.94	$8.89	$9.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.09	0.15	0.18	0.11
Net realized and unrealized gain/(loss)	(0.43)	0.01	0.15	0.13	(0.69)
Total from Investment Operations	(0.35)	0.10	0.30	0.31	(0.58)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.10)	(0.22)	(0.26)	(0.16)
Total Dividends and Distributions	(0.10)	(0.10)	(0.22)	(0.26)	(0.16)
Net Asset Value, End of Period	$8.57	$9.02	$9.02	$8.94	$8.89
Total Return*	(3.93)%	1.08%	3.44%	3.58%	(6.08)%
Net Assets, End of Period (in thousands)	$178	$230	$153	$160	$1,500
Average Net Assets for the Period (in thousands)	$189	$182	$149	$1,251	$949
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.10%	3.07%	3.45%	1.48%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.14%	1.16%	1.29%	1.22%
Ratio of Net Investment Income/(Loss)	0.88%	0.96%	1.62%	1.97%	1.17%
Portfolio Turnover Rate	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.01	$9.01	$8.92	$8.88	$9.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.11	0.17	0.19	0.14
Net realized and unrealized gain/(loss)	(0.43)	0.01	0.17	0.14	(0.68)
Total from Investment Operations	(0.33)	0.12	0.34	0.33	(0.54)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.12)	(0.25)	(0.29)	(0.21)
Total Dividends and Distributions	(0.12)	(0.12)	(0.25)	(0.29)	(0.21)
Net Asset Value, End of Period	$8.56	$9.01	$9.01	$8.92	$8.88
Total Return*	(3.68)%	1.36%	3.82%	3.78%	(5.73)%
Net Assets, End of Period (in thousands)	$7,763	$11,109	$15,003	$23,902	$111,015
Average Net Assets for the Period (in thousands)	$8,974	$12,601	$19,046	$51,775	$193,808
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.29%	1.20%	1.20%	0.98%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.91%	0.93%	0.92%
Ratio of Net Investment Income/(Loss)	1.14%	1.25%	1.92%	2.13%	1.49%
Portfolio Turnover Rate	69%	47%	11%	170%	119%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Absolute Return Income Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

institutional investors approved by Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	29

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

Janus Investment Fund	31

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

There were no interest rate swaps held at June 30, 2022.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

Janus Investment Fund	33

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

34	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities table located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022” table located in the Fund’s Schedule of Investments.

Janus Investment Fund	35

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

The Fund’s actual investment advisory fee rate for the reporting period was 0.65% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of the Adviser. In this capacity, employees of Kapstream are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser. The responsibilities of both the Adviser and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and

36	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by

Janus Investment Fund	37

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $450.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class C Shares paid CDSCs of $417.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2022, the Fund engaged in cross trades amounting to $1,580,465 in purchases and $11,182,163 in sales, resulting in a net realized gain of $144,439. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

38	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 510,124	$ -	$(178,847,840)	$ -	$ -	$ 13,722	$ (4,957,180)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(80,814,274)	$(98,033,566)	$(178,847,840)

During the year ended June 30, 2022, capital loss carryovers of $4,144,919 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 77,366,850	$ 1,376	$ (4,958,556)	$ (4,957,180)

Information on the tax components of derivatives as of June 30, 2022 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 326,337	$ 15,779	$ -	$ 15,779

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	39

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,012,995	$ -	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,318,466	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 64,983	$ (64,983)

40	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	243,159	$ 2,145,884	752,731	$ 6,813,389
Reinvested dividends and distributions	14,242	126,116	20,554	185,997
Shares repurchased	(866,572)	(7,701,173)	(869,367)	(7,865,038)
Net Increase/(Decrease)	(609,171)	$(5,429,173)	(96,082)	$ (865,652)
Class C Shares:
Shares sold	280,335	$ 2,444,101	44,552	$ 402,804
Reinvested dividends and distributions	4,478	39,452	6,670	60,313
Shares repurchased	(298,178)	(2,637,881)	(715,693)	(6,471,876)
Net Increase/(Decrease)	(13,365)	$ (154,328)	(664,471)	$ (6,008,759)
Class D Shares:
Shares sold	1,041,200	$ 9,122,460	800,876	$ 7,248,725
Reinvested dividends and distributions	24,862	219,579	28,521	258,132
Shares repurchased	(922,319)	(8,102,136)	(1,243,723)	(11,254,976)
Net Increase/(Decrease)	143,743	$ 1,239,903	(414,326)	$ (3,748,119)
Class I Shares:
Shares sold	788,974	$ 6,915,444	1,578,312	$14,262,153
Reinvested dividends and distributions	48,840	431,263	60,013	542,482
Shares repurchased	(1,328,267)	(11,799,628)	(1,975,961)	(17,868,497)
Net Increase/(Decrease)	(490,453)	$(4,452,921)	(337,636)	$ (3,063,862)
Class N Shares:
Shares sold	10,750	$ 95,739	46,940	$ 424,188
Reinvested dividends and distributions	1,791	15,923	4,063	36,745
Shares repurchased	(141,999)	(1,270,646)	(132,349)	(1,196,612)
Net Increase/(Decrease)	(129,458)	$(1,158,984)	(81,346)	$ (735,679)
Class R Shares:
Shares sold	11,060	$ 98,634	18,145	$ 164,138
Reinvested dividends and distributions	510	4,508	526	4,760
Shares repurchased	(13,458)	(118,906)	(33,964)	(307,529)
Net Increase/(Decrease)	(1,888)	$ (15,764)	(15,293)	$ (138,631)
Class S Shares:
Shares sold	3,907	$ 34,758	12,601	$ 114,027
Reinvested dividends and distributions	235	2,080	215	1,945
Shares repurchased	(8,842)	(79,312)	(4,286)	(38,847)
Net Increase/(Decrease)	(4,700)	$ (42,474)	8,530	$ 77,125
Class T Shares:
Shares sold	74,989	$ 661,562	100,885	$ 912,097
Reinvested dividends and distributions	13,551	119,756	18,015	162,879
Shares repurchased	(414,577)	(3,695,717)	(551,578)	(4,986,560)
Net Increase/(Decrease)	(326,037)	$(2,914,399)	(432,678)	$ (3,911,584)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$46,930,264	$ 60,476,925	$ -	$ -

Janus Investment Fund	41

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Absolute Return Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Absolute Return Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Absolute Return Income Opportunities Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

Janus Investment Fund	45

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Janus Investment Fund	47

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

Janus Investment Fund	49

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Absolute Return Income Opportunities Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Absolute Return Income Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Absolute Return Income Opportunities Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Section 163(j) Interest Dividend	100%

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Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	63

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

64	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	65

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

66	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Dylan Bourke 151 Detroit Street Denver, CO 80206 DOB: 1987	Executive Vice President and Co-Portfolio Manager Janus Henderson Absolute Return Income Opportunities Fund	6/21-Present	Portfolio Manager for other Janus Henderson accounts.
Jason England 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Absolute Return Income Opportunities Fund	6/19-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, senior vice president and portfolio manager at Pacific Investment Management Company (1994-2015).
Daniel Siluk 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Absolute Return Income Opportunities Fund	6/21-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Janus Investment Fund	67

Janus Henderson Absolute Return Income Opportunities Fund
Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

68	JUNE 30, 2022

Janus Henderson Absolute Return Income Opportunities Fund

Notes

NotesPage1

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93024 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Adaptive Global Allocation Fund

Janus Henderson Adaptive Global Allocation Fund (unaudited)

FUND SNAPSHOT

 This global allocation fund seeks to provide investors total return by dynamically allocating its assets across a portfolio of global equity and fixed income investments, which may involve the use of derivatives. The Fund is designed to actively adapt based on forward-looking views on extreme market movements, both positive and negative, with the goal of minimizing the risk of significant loss over a full market cycle while participating in the growth potential of capital markets.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2022, the Janus Henderson Adaptive Global Allocation Fund Class I Shares returned -9.80%. This compares with a return of -15.75% for its primary benchmark, the MSCI All Country World IndexSM. The Fund’s secondary benchmark, the Adaptive Global Allocation 60/40 Index (Hedged), an internally calculated index comprised of the MSCI All Country World Index (60%) and the Bloomberg Global Aggregate Bond Index (Hedged) (40%), returned -12.89%. Its tertiary benchmark, the Bloomberg Global Aggregate Bond Index, returned -8.94%.

MARKET ENVIRONMENT

Global financial markets slid during the period as accelerating inflation forced central banks’ hand with respect to pulling forward their monetary tightening programs. Growth equities pulled stock markets lower as higher discount rates lowered the present value of their future income streams and, thus, stock prices. Later in the period, the market also began to price in the potential for an economic slowdown. Within bonds, shorter-dated maturities rose as these are typically influenced by near-term policy rate expectations. After spiking on inflation fears, longer-dated yields drifted lower as – similar to equities – concerns about a slowing economy increased.

PERFORMANCE DISCUSSION

For the period, the Fund outperformed both its primary benchmark and 60% equity and 40% bond secondary benchmark. Although the attractiveness of equities based on our options markets signals increased steadily throughout the period, the options-based estimates of equity downside risk increased as well, and our absolute performance declined. That combination resulted in a reduced equity allocation due to the downside and drawdown protections built into the portfolio. While we started the period with an approximately 10% equity overweight, we ended with an approximately 20% underweight.

Fixed income attractiveness, on the other hand, was below average levels over the period with greater than average downside risk. This mirrored the downside trend in equities and this risk increased steadily throughout the period. These movements resulted in an underweight to duration that averaged more than one year.

From a regional standpoint, the overall outperformance largely concentrated in international equities and U.S. fixed income. Our overweights to Japanese and Australian equity markets, due to greater attractiveness – or the risk premium that our model estimated – were key contributors to relative outperformance as both regions outperformed MSCI ACWI Index by over ~700 bps. Further, our overweights to shorter-duration U.S. Treasuries propelled relative gains as did our positioning during the sell-off in fixed income that occurred over the period.

The Fund’s investment process focuses on actively managing risk to improve the compounding process beyond the static passive 60/40 benchmark. This active risk management includes both the goal to mitigate downside losses as well as the goal to mitigate the risk of missing out on large gains.

Our proprietary technology garners information constantly from the options markets, and we view their implied estimates of tail risk as robust and reliable indicators of future risk. The strategy sees these indicators as extremely useful in dynamically managing the risk of an investment in order to enhance compound returns, particularly amid structural bear or bull markets. However, at times when the capital markets are experiencing sharp mean reversion, this strategy’s dynamic risk management and drawdown control can turn out to be costly as a result of our exposure to momentum that serves as a ballast

Janus Investment Fund	1

Janus Henderson Adaptive Global Allocation Fund (unaudited)

seeking to protect against large losses. We are willing to pay this cost because, over time, the expected gains from a risk-managed approach are much more significant.

During the period, with the aim of hedging certain exposures as well as enhancing returns, the Fund used a series of derivative instruments including options, futures, swaps and forward exchange contracts. Since many of the derivatives we use, namely futures and certain options, are liquid, the Fund utilizes them as low-cost instruments to dynamically adjust exposures and manage risk levels to desired targets. Other derivatives, including swaps and forward contracts, are also used to adjust portfolio exposures as conditions merit in a timely and/or cost-effective manner. This may lead to short positions in futures when exposures need to be adjusted downward. For the period, the Fund’s use of derivatives contributed to performance.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We believe the epicenter of market risk lays in fixed income. Inflation is eroding the purchasing power of consumers. As a result, the Federal Reserve’s (Fed) battle of choice, and primary focus, is to control inflation; keeping unemployment low – for the time being – is a secondary objective. The central bank is well aware that achieving the dual goal of low prices and robust jobs market will be very challenging, and high unemployment is collateral damage they are willing to bear to control prices. In the words of Fed Chairman Jerome Powell addressing the possibility of a soft landing to the Senate banking committee: "It is going to be very challenging. It has been made significantly more challenging by the events of the last few months – thinking there of the war and of commodities prices and further problems with supply chains.”

We argue that inflationary pressures extend well beyond supply chains. It is the shortage of labor that is amplifying price pressures. Labor shortages lead to higher wage growth, which in turn leads the higher output prices. We are seeing the classic wage-price spiral in action. This spiral can be broken by slowing economic activity, risking tipping the economy into recession by choking demand. It is very difficult to find that ideal buffer zone where economic activity is reduced just enough to decrease prices but not to the degree that chokes the economy. Unfortunately, the Fed’s task is orders of magnitude more difficult given policy is well behind the curve. Historically during inflationary episodes, the Fed begins raising rates when inflation is 2.5%. In this cycle, Chairman Powell did not start hiking until it hit 8.5%.

We expect capital markets to continue to behave with considerable volatility, unless we are surprised by deft political maneuverings (which would be a most welcome surprise). Finding that delicate balance between controlling inflation and keeping unemployment low is like asking for a hole in one in golf – possible, but very rare. And this is why we believe investors should proceed with caution with respect to active risk taking.

Thank you for investing in Janus Henderson Adaptive Global Allocation Fund.

2	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Fund At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
Vanguard Intermediate-Term Corporate Bond
Exchange-Traded Funds (ETFs)	2.0%
Energy Select Sector SPDR Fund
Exchange-Traded Funds (ETFs)	1.1%
Materials Select Sector SPDR Fund
Exchange-Traded Funds (ETFs)	1.1%
NIKE Inc - Class B
Textiles, Apparel & Luxury Goods	0.9%
Vanguard International High Dividend Yield
Exchange-Traded Funds (ETFs)	0.9%
6.0%

Asset Allocation - (% of Net Assets)
Commercial Paper	62.5%
Common Stocks	22.7%
Investment Companies	7.9%
Investments Purchased with Cash Collateral from Securities Lending	1.8%
Other	5.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of June 30, 2021

Janus Investment Fund	3

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-10.06%	3.78%	3.63%	3.99%	1.00%
Class A Shares at MOP	-15.21%	2.57%	2.76%
Class C Shares at NAV	-9.94%	3.63%	3.29%	2.48%	1.74%
Class C Shares at CDSC	-10.72%	3.63%	3.29%
Class D Shares	-9.86%	4.00%	3.78%	1.55%	0.85%
Class I Shares	-9.80%	4.04%	3.89%	2.41%	0.83%
Class N Shares	-9.81%	4.09%	3.93%	1.33%	0.71%
Class S Shares	-9.77%	3.93%	3.69%	2.02%	1.21%
Class T Shares	-9.99%	3.88%	3.72%	1.78%	0.96%
MSCI All Country World Index	-15.75%	7.00%	6.48%
Adaptive Global Allocation 60/40 Index (Hedged)	-12.89%	4.94%	4.87%
Bloomberg Global Aggregate Bond Index (USD Hedged)	-8.94%	1.16%	1.82%
Morningstar Quartile - Class I Shares	2nd	2nd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	155/427	137/399	128/374

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 23, 2015

‡ As stated in the prospectus. Net expense ratios reflect the expense waivers, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class A Shares	$1,000.00	$886.20	$4.68	$1,000.00	$1,019.84	$5.01	1.00%
Class C Shares	$1,000.00	$887.20	$2.99	$1,000.00	$1,021.62	$3.21	0.64%
Class D Shares	$1,000.00	$887.00	$3.74	$1,000.00	$1,020.83	$4.01	0.80%
Class I Shares	$1,000.00	$887.10	$3.09	$1,000.00	$1,021.52	$3.31	0.66%
Class N Shares	$1,000.00	$887.10	$3.09	$1,000.00	$1,021.52	$3.31	0.66%
Class S Shares	$1,000.00	$887.80	$2.76	$1,000.00	$1,021.87	$2.96	0.59%
Class T Shares	$1,000.00	$886.60	$4.21	$1,000.00	$1,020.33	$4.51	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– 22.7%
Aerospace & Defense – 0.5%
General Dynamics Corp	305	$67,481
Huntington Ingalls Industries Inc	240	52,277
Lockheed Martin Corp	56	24,078
Northrop Grumman Corp	153	73,221
		217,057
Air Freight & Logistics – 0.1%
CH Robinson Worldwide Inc	438	44,400
Airlines – 0%
Delta Air Lines Inc*	403	11,675
Auto Components – 0.1%
BorgWarner Inc	1,176	39,243
Automobiles – 0.2%
Ford Motor Co	3,538	39,378
Stellantis NV#	3,221	39,812
		79,190
Banks – 0.8%
Bank of Montreal	205	19,715
Canadian Imperial Bank of Commerce#	801	38,881
Huntington Bancshares Inc/OH	3,427	41,227
KeyCorp	3,519	60,632
Royal Bank of Canada	873	84,524
Toronto-Dominion Bank#	916	60,071
		305,050
Beverages – 0.5%
Coca-Cola Co	684	43,030
Keurig Dr Pepper Inc	1,830	64,764
Molson Coors Beverage Co	823	44,862
PepsiCo Inc	261	43,498
		196,154
Biotechnology – 0.3%
Gilead Sciences Inc	801	49,510
Vertex Pharmaceuticals Inc*	178	50,159
		99,669
Building Products – 0.2%
AO Smith Corp	1,153	63,046
Capital Markets – 0.8%
Ares Capital Corp	4,671	83,751
FS KKR Capital Corp	2,145	41,656
Goldman Sachs Group Inc	83	24,653
Intercontinental Exchange Inc	181	17,021
Lazard Ltd#	1,312	42,522
MSCI Inc	112	46,161
Nasdaq Inc	299	45,609
Northern Trust Corp	423	40,811
		342,184
Chemicals – 0.3%
Dow Inc	747	38,553
Huntsman Corp	2,067	58,599
Sherwin-Williams Co	183	40,976
		138,128
Commercial Services & Supplies – 0.1%
Waste Management Inc	303	46,353
Communications Equipment – 0.2%
Juniper Networks Inc	2,298	65,493
Containers & Packaging – 0.2%
Ball Corp	630	43,325
Crown Holdings Inc	474	43,689
		87,014

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Distributors – 0.1%
Genuine Parts Co	333	$44,289
Diversified Financial Services – 0.1%
Berkshire Hathaway Inc*	68	18,565
Diversified Telecommunication Services – 0.3%
AT&T Inc	3,194	66,946
Verizon Communications Inc	1,372	69,629
		136,575
Electric Utilities – 1.3%
American Electric Power Co Inc	246	23,601
Edison International	1,373	86,829
Entergy Corp	207	23,316
Exelon Corp	2,011	91,138
FirstEnergy Corp	1,126	43,227
Pinnacle West Capital Corp	893	65,296
PPL Corp	2,419	65,627
Southern Co	633	45,139
Xcel Energy Inc	1,294	91,563
		535,736
Electrical Equipment – 0.2%
Eaton Corp PLC	314	39,561
Emerson Electric Co	488	38,816
		78,377
Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp	973	62,642
Corning Inc	2,040	64,280
Flex Ltd*	2,828	40,921
Trimble Inc*	665	38,723
		206,566
Entertainment – 1.0%
Electronic Arts Inc	381	46,349
Walt Disney Co*	744	70,234
World Wrestling Entertainment Inc	4,422	276,331
		392,914
Equity Real Estate Investment Trusts (REITs) – 2.2%
Americold Realty Trust	1,496	44,940
AvalonBay Communities Inc	419	81,391
Crown Castle International Corp	262	44,116
EPR Properties	923	43,316
Equity Residential	541	39,071
Extra Space Storage Inc	402	68,388
Healthcare Trust of America Inc	1,590	44,377
Healthpeak Properties Inc	709	18,370
Invitation Homes Inc	1,288	45,827
Kimco Realty Corp	3,148	62,236
National Retail Properties Inc	1,086	46,698
STAG Industrial Inc	2,539	78,404
STORE Capital Corp	1,676	43,710
VICI Properties Inc	1,459	43,464
Welltower Inc	509	41,916
Weyerhaeuser Co	2,484	82,270
WP Carey Inc	519	43,004
		871,498
Food Products – 1.4%
Campbell Soup Co	1,991	95,668
Conagra Brands Inc	2,103	72,007
General Mills Inc	1,029	77,638
Hormel Foods Corp	921	43,619
JM Smucker Co	351	44,931
Kellogg Co	608	43,375

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Food Products– (continued)
Kraft Heinz Co	1,160	$44,242
Lamb Weston Holdings Inc	671	47,950
McCormick & Co Inc/MD	238	19,813
Mondelez International Inc	1,477	91,707
		580,950
Health Care Equipment & Supplies – 0.7%
Abbott Laboratories	394	42,808
Alcon Inc	621	43,402
Boston Scientific Corp*	2,265	84,417
Danaher Corp	180	45,634
Hologic Inc*	608	42,134
Medtronic PLC	437	39,221
		297,616
Health Care Providers & Services – 0.5%
AmerisourceBergen Corp	310	43,859
Cardinal Health Inc	1,261	65,912
Quest Diagnostics Inc	359	47,740
UnitedHealth Group Inc	89	45,713
		203,224
Health Care Technology – 0.1%
Change Healthcare Inc*	1,892	43,630
Hotels, Restaurants & Leisure – 0.6%
Aramark	1,341	41,075
Caesars Entertainment Inc*	413	15,818
McDonald's Corp	192	47,401
MGM Resorts International	2,840	82,218
Wendy's Co	2,440	46,067
		232,579
Household Durables – 0.2%
Garmin Ltd	427	41,953
Hovnanian Enterprises Inc - Class A*	271	11,596
Leggett & Platt Inc	1,159	40,078
		93,627
Household Products – 0.2%
Church & Dwight Co Inc	491	45,496
Kimberly-Clark Corp	385	52,033
		97,529
Independent Power and Renewable Electricity Producers – 0.5%
AES Corp/VA	3,281	68,934
Atlantica Sustainable Infrastructure PLC	1,287	41,519
NRG Energy Inc	1,065	40,651
Vistra Energy Corp	2,695	61,581
		212,685
Insurance – 1.0%
Aflac Inc	774	42,825
Allstate Corp	339	42,961
Chubb Ltd	220	43,248
Fidelity National Financial Inc	1,645	60,799
Manulife Financial Corp	3,786	65,611
Principal Financial Group Inc	681	45,484
Progressive Corp/The	386	44,880
Travelers Cos Inc	260	43,974
		389,782
Interactive Media & Services – 0.3%
Alphabet Inc - Class A*	19	41,406
Alphabet Inc - Class C*	16	34,999
Meta Platforms Inc - Class A*	368	59,340
		135,745

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Internet & Direct Marketing Retail – 0.2%
Amazon.com Inc*	924	$98,138
Life Sciences Tools & Services – 0.1%
Avantor Inc*	748	23,263
Machinery – 0.6%
Deere & Co	116	34,739
Fortive Corp	1,129	61,395
Illinois Tool Works Inc	232	42,282
Ingersoll Rand Inc	987	41,533
PACCAR Inc	525	43,228
		223,177
Media – 0.3%
Fox Corp - Class A	1,324	42,580
Sirius XM Holdings Inc#	10,898	66,805
		109,385
Metals & Mining – 0.3%
Barrick Gold Corp	1,981	35,044
Franco-Nevada Corp	310	40,790
Kinross Gold Corp#	10,169	36,405
		112,239
Mortgage Real Estate Investment Trusts (REITs) – 0.6%
AGNC Investment Corp	3,863	42,763
Annaly Capital Management Inc	7,174	42,398
Blackstone Mortgage Trust Inc - Class A	2,320	64,194
New Residential Investment Corp	5,048	47,047
Starwood Property Trust Inc	3,002	62,712
		259,114
Multi-Utilities – 0.8%
CenterPoint Energy Inc	1,550	45,849
Consolidated Edison Inc	455	43,270
Dominion Energy Inc	845	67,439
Public Service Enterprise Group Inc	1,009	63,850
Sempra Energy	281	42,226
WEC Energy Group Inc	712	71,656
		334,290
Oil, Gas & Consumable Fuels – 0.9%
Antero Midstream Corp	2,281	20,643
Cheniere Energy Inc	351	46,694
Chevron Corp	151	21,862
Enbridge Inc	1,466	61,953
Kinder Morgan Inc/DE	3,759	63,001
ONEOK Inc	700	38,850
Targa Resources Corp	321	19,154
TC Energy Corp	470	24,351
Williams Cos Inc	1,483	46,284
		342,792
Pharmaceuticals – 0.4%
Bristol-Myers Squibb Co	912	70,224
Johnson & Johnson	245	43,490
Zoetis Inc	269	46,238
		159,952
Professional Services – 0.2%
Equifax Inc	244	44,598
Leidos Holdings Inc	419	42,197
		86,795
Real Estate Management & Development – 0.1%
CBRE Group Inc*	626	46,080
Road & Rail – 0.1%
Canadian National Railway Co	384	43,188

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment – 0.4%
NVIDIA Corp	367	$55,634
Texas Instruments Inc	271	41,639
Tower Semiconductor Ltd*	988	45,626
		142,899
Software – 0.2%
Microsoft Corp	111	28,508
NortonLifeLock Inc	2,902	63,728
		92,236
Specialty Retail – 0.1%
Tractor Supply Co	228	44,198
Technology Hardware, Storage & Peripherals – 0.5%
Apple Inc	1,219	166,662
Dell Technologies Inc	881	40,711
		207,373
Textiles, Apparel & Luxury Goods – 0.9%
NIKE Inc - Class B	3,714	379,571
Thrifts & Mortgage Finance – 0.2%
New York Community Bancorp Inc	9,163	83,658
Tobacco – 0.2%
Altria Group Inc	887	37,050
Philip Morris International Inc	481	47,494
		84,544
Trading Companies & Distributors – 0.1%
Fastenal Co	872	43,530
Total Common Stocks (cost $9,358,738)		9,222,965
Investment Companies– 7.9%
Exchange-Traded Funds (ETFs) – 7.9%
Energy Select Sector SPDR Fund	6,256	447,367
Financial Select Sector SPDR Fund	2,358	74,159
Industrial Select Sector SPDR Fund#	1,902	166,121
iShares FTSE / Xinhua China 25 Index Fund	907	30,756
Materials Select Sector SPDR Fund	6,049	445,206
SPDR S&P Homebuilders#	552	30,200
Vanguard Health Care#	375	88,312
Vanguard High Dividend Yield#	2,300	233,910
Vanguard Industrials Index Fund#	719	117,441
Vanguard Intermediate-Term Corporate Bond	10,399	832,128
Vanguard International High Dividend Yield#	6,398	376,330
Vanguard Long-Term Corporate Bond	4,223	342,528
Xtrackers Harvest CSI 300 China A-Shares Fund	1,707	58,328
Total Investment Companies (cost $3,088,945)		3,242,786
Commercial Paper– 62.5%
Brookfield Infrastructure Corp, 0%, 7/19/22◊	$1,850,000	1,848,052
Centennial Energy Holdings Inc, 0%, 7/25/22 (Section 4(2))◊	1,900,000	1,897,352
Conagra Brands Inc, 0%, 7/8/22 (Section 4(2))◊	500,000	499,760
Enbridge US Inc, 0%, 7/19/22 (Section 4(2))◊	500,000	499,444
Entergy Corp, 0%, 8/22/22 (Section 4(2))◊	2,100,000	2,093,548
FMC Corp, 0%, 7/15/22 (Section 4(2))◊	1,850,000	1,848,289
Fortive Corp, 0%, 7/19/22 (Section 4(2))◊	700,000	699,278
Fortune Brands Home & Security Inc, 0%, 7/11/22 (Section 4(2))◊	400,000	399,777
Fortune Brands Home & Security Inc, 0%, 7/18/22 (Section 4(2))◊	650,000	649,401
Harley-Davidson Financial Services Inc, 0%, 7/7/22 (Section 4(2))◊	1,150,000	1,149,564
Healthpeak Properties Inc, 0%, 8/16/22 (Section 4(2))◊	2,150,000	2,145,287
Humana Inc, 0%, 7/12/22 (Section 4(2))◊	1,850,000	1,848,905
Jabil Inc, 0%, 7/6/22 (Section 4(2))◊	300,000	299,887
Leidos Inc, 0%, 7/1/22 (Section 4(2))◊	1,900,000	1,899,887
Newell Brands Inc, 0%, 7/6/22 (Section 4(2))◊	1,900,000	1,899,337
Rogers Communications Inc, 0%, 7/14/22 (Section 4(2))◊	2,100,000	2,098,439

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Commercial Paper– (continued)
TransCanada Pipelines Ltd, 0%, 9/1/22 (Section 4(2))◊	$2,000,000	$1,992,153
Viatris Inc, 0%, 7/5/22 (Section 4(2))◊	1,650,000	1,649,522
Total Commercial Paper (cost $25,422,197)		25,417,882
Investments Purchased with Cash Collateral from Securities Lending– 1.8%
Investment Companies – 1.4%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	581,991	581,991
Time Deposits – 0.4%
Royal Bank of Canada, 1.5600%, 7/1/22	$145,498	145,498
Total Investments Purchased with Cash Collateral from Securities Lending (cost $727,489)		727,489
Total Investments (total cost $38,597,369) – 94.9%		38,611,122
Cash, Receivables and Other Assets, net of Liabilities – 5.1%		2,069,394
Net Assets – 100%		$40,680,516

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$31,942,314	82.7%
Canada	6,449,177	16.7
China	89,084	0.3
Israel	45,626	0.1
Switzerland	43,402	0.1
Spain	41,519	0.1

Total	$38,611,122	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investments Purchased with Cash Collateral from Securities Lending - 1.4%
Investment Companies - 1.4%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	$31,547∆	$-	$-	$581,991

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investments Purchased with Cash Collateral from Securities Lending - 1.4%
Investment Companies - 1.4%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	8,672,122	127,024,813	(135,114,944)	581,991

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2022

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	1	9/30/22	$118,531	$984
10-Year Canadian Bond	3	9/29/22	289,021	6,636
10-Year Japanese Bond	1	9/20/22	1,095,459	(295)
2 Year US Treasury Note	10	10/5/22	2,100,156	(12,344)
3-Year Australian Bond	2	9/15/22	148,315	1,219
Amsterdam Index	2	7/15/22	276,188	1,438
CAC40 10 Euro	3	7/15/22	185,901	(1,281)
DAX Index	1	9/16/22	334,537	(14,567)
E-Mini Russell 2000	3	9/16/22	256,200	(1,170)
Euro-OAT	18	9/12/22	2,612,733	(24,332)
Euro-Schatz	1	9/12/22	114,362	367
FTSE/MIB Index	1	9/16/22	111,109	(2,940)
IBEX 35 Index	1	7/15/22	84,239	98
MSCI Emerging Markets Index	14	9/16/22	701,890	(1,120)
NASDAQ 100 E-Mini	2	9/16/22	461,180	8,122
NIKKEI 225 Mini	15	9/9/22	291,685	(18,773)
OMXS30 Index	11	7/15/22	201,243	(7,447)
S&P 500 E-Mini	6	9/16/22	1,136,850	10,785
SPI 200	1	9/15/22	111,468	(1,106)
Total - Futures Long				(55,726)
Futures Short:
S&P 500 Micro E-Mini	43	9/16/22	(814,743)	(7,739)
Total				$(63,465)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 29,649

Liability Derivatives:
*Futures contracts	$ 93,114

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2022

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$(2,049,560)	$ (1,052,411)	$(3,101,971)
Forward foreign currency exchange contracts	-	38,040	$ 38,040
Purchased options contracts	(147,839)	(20,124)	$ (167,963)
Written options contracts	98,866	15,678	$ 114,544

Total	$(2,098,533)	$ (1,018,817)	$(3,117,350)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ (22,518)	$ 11,000	$ (11,518)
Forward foreign currency exchange contracts	-	(13,800)	$ (13,800)

Total	$ (22,518)	$ (2,800)	$ (25,318)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2022

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$ 187,667
Average amounts sold - in USD	666,806
Futures contracts:
Average notional amount of contracts - long	16,081,026
Average notional amount of contracts - short	3,447,637
Options:
Average value of option contracts purchased	35,930
Average value of option contracts written	13,695

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2022

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$708,007	$—	$(708,007)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

Adaptive Global Allocation 60/40 Index (Hedged)

Adaptive Global Allocation 60/40 Index (Hedged) is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Global Aggregate Bond Index (USD Hedged) (40%).

Bloomberg Global Aggregate Bond Index (USD Hedged)	Bloomberg Global Aggregate Bond Index (USD Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets.
MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company
PLC	Public Limited Company
SPDR	Standard & Poor's Depositary Receipt

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2022 is $23,569,830, which represents 57.9% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

16	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$9,222,965	$-	$-
Investment Companies	3,242,786	-	-
Commercial Paper	-	25,417,882	-
Investments Purchased with Cash Collateral from Securities Lending	-	727,489	-
Total Investments in Securities	$12,465,751	$26,145,371	$-
Other Financial Instruments(a):
Futures Contracts	29,649	-	-
Total Assets	$12,495,400	$26,145,371	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$93,114	$-	$-

(a)

Other financial instruments include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $38,015,378)(1)	$38,029,131
Affiliated investments, at value (cost $581,991)	581,991
Cash	2,105,890
Deposits with brokers for futures	787,000
Cash denominated in foreign currency (cost $863)	863
Variation margin receivable on futures contracts	32,328
Trustees' deferred compensation	1,189
Receivables:
Due from adviser	40,900
Dividends	20,458
Fund shares sold	5,968
Foreign tax reclaims	3,357
Other assets	5,142
Total Assets	41,614,217
Liabilities:
Collateral for securities loaned (Note 3)	727,489
Variation margin payable on futures contracts	48,652
Payables:	—
Professional fees	69,943
Advisory fees	25,494
Fund shares repurchased	21,957
Custodian fees	2,245
Transfer agent fees and expenses	1,679
12b-1 Distribution and shareholder servicing fees	1,288
Trustees' deferred compensation fees	1,189
Trustees' fees and expenses	217
Affiliated fund administration fees payable	85
Accrued expenses and other payables	33,463
Total Liabilities	933,701
Net Assets	$40,680,516

See Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$43,745,874
Total distributable earnings (loss)	(3,065,358)
Total Net Assets	$40,680,516
Net Assets - Class A Shares	$167,160
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,199
Net Asset Value Per Share(2)	$9.19
Maximum Offering Price Per Share(3)	$9.75
Net Assets - Class C Shares	$1,322,597
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	143,695
Net Asset Value Per Share(2)	$9.20
Net Assets - Class D Shares	$3,109,791
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	335,872
Net Asset Value Per Share	$9.26
Net Assets - Class I Shares	$514,307
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	55,467
Net Asset Value Per Share	$9.27
Net Assets - Class N Shares	$33,517,693
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,616,286
Net Asset Value Per Share	$9.27
Net Assets - Class S Shares	$713,159
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	77,005
Net Asset Value Per Share	$9.26
Net Assets - Class T Shares	$1,335,809
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	144,786
Net Asset Value Per Share	$9.23

(1) Includes $708,007 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Dividends	$764,395
Interest	131,006
Affiliated securities lending income, net	31,547
Unaffiliated securities lending income, net	1,374
Other income	72
Foreign tax withheld	(6,697)
Total Investment Income	921,697
Expenses:
Advisory fees	413,101
12b-1 Distribution and shareholder servicing fees:
Class A Shares	466
Class C Shares	3,082
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	3,595
Class S Shares	3,487
Class T Shares	3,672
Transfer agent networking and omnibus fees:
Class A Shares	159
Class C Shares	437
Class I Shares	—
Other transfer agent fees and expenses:
Class A Shares	22
Class C Shares	125
Class D Shares	908
Class I Shares	21
Class N Shares	1,983
Class S Shares	30
Class T Shares	33
Registration fees	125,299
Non-affiliated fund administration fees	67,779
Professional fees	58,258
Custodian fees	7,686
Shareholder reports expense	6,255
Affiliated fund administration fees	1,376
Trustees’ fees and expenses	972
Other expenses	6,475
Total Expenses	705,221
Less: Excess Expense Reimbursement and Waivers	(325,856)
Net Expenses	379,365
Net Investment Income/(Loss)	542,332

See Notes to Financial Statements.

20	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations

For the year ended June 30, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$1,451,829
Purchased options contracts	(167,963)
Forward foreign currency exchange contracts	38,040
Futures contracts	(3,101,971)
Written options contracts	114,544
Total Net Realized Gain/(Loss) on Investments	(1,665,521)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(3,756,754)
Forward foreign currency exchange contracts	(13,800)
Futures contracts	(11,518)
Total Change in Unrealized Net Appreciation/Depreciation	(3,782,072)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,905,261)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Adaptive Global Allocation Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$542,332	$445,475
Net realized gain/(loss) on investments	(1,665,521)	9,732,980
Change in unrealized net appreciation/depreciation	(3,782,072)	1,681,026
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,905,261)	11,859,481
Dividends and Distributions to Shareholders:
Class A Shares	(27,215)	(3,724)
Class C Shares	(313,152)	(61,262)
Class D Shares	(458,301)	(96,799)
Class I Shares	(40,667)	(8,771)
Class N Shares	(7,075,488)	(1,379,542)
Class S Shares	(224,954)	(43,566)
Class T Shares	(209,727)	(38,955)
Net Decrease from Dividends and Distributions to Shareholders	(8,349,504)	(1,632,619)
Capital Share Transactions:
Class A Shares	23,941	84,908
Class C Shares	(443,634)	226,653
Class D Shares	733,612	(489,191)
Class I Shares	245,216	(55,221)
Class N Shares	(5,411,727)	710,386
Class S Shares	(536,820)	45,136
Class T Shares	206,660	83,121
Net Increase/(Decrease) from Capital Share Transactions	(5,182,752)	605,792
Net Increase/(Decrease) in Net Assets	(18,437,517)	10,832,654
Net Assets:
Beginning of period	59,118,033	48,285,379
End of period	$40,680,516	$59,118,033

See Notes to Financial Statements.

22	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.86	$9.78	$10.32	$10.43	$10.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.07	0.12	0.22	0.13
Net realized and unrealized gain/(loss)	(1.07)	2.33	(0.43)	0.17	0.55
Total from Investment Operations	(1.00)	2.40	(0.31)	0.39	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.17)	(0.22)	(0.09)	(0.18)
Distributions (from capital gains)	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)
Total Dividends and Distributions	(1.67)	(0.32)	(0.23)	(0.50)	(0.80)
Net Asset Value, End of Period	$9.19	$11.86	$9.78	$10.32	$10.43
Total Return*	(10.06)%	24.78%	(3.14)%	4.22%	6.27%
Net Assets, End of Period (in thousands)	$167	$190	$84	$2,567	$766
Average Net Assets for the Period (in thousands)	$186	$128	$1,208	$2,179	$777
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.18%	3.93%	1.73%	1.69%	1.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	0.95%	1.02%	0.96%	1.01%
Ratio of Net Investment Income/(Loss)	0.66%	0.62%	1.17%	2.14%	1.24%
Portfolio Turnover Rate	297%	414%	228%	268%	440%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.85	$9.76	$10.30	$10.35	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.07	0.09	0.17	0.06
Net realized and unrealized gain/(loss)	(1.08)	2.35	(0.41)	0.20	0.54
Total from Investment Operations	(0.99)	2.42	(0.32)	0.37	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.18)	(0.21)	(0.01)	(0.11)
Distributions (from capital gains)	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)
Total Dividends and Distributions	(1.66)	(0.33)	(0.22)	(0.42)	(0.73)
Net Asset Value, End of Period	$9.20	$11.85	$9.76	$10.30	$10.35
Total Return*	(9.94)%	25.01%	(3.30)%	3.96%	5.58%
Net Assets, End of Period (in thousands)	$1,323	$2,253	$1,644	$1,778	$1,603
Average Net Assets for the Period (in thousands)	$2,033	$2,039	$1,644	$1,695	$1,448
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.52%	1.62%	1.92%	1.88%	2.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.89%	1.21%	1.14%	1.75%
Ratio of Net Investment Income/(Loss)	0.84%	0.65%	0.91%	1.71%	0.54%
Portfolio Turnover Rate	297%	414%	228%	268%	440%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.94	$9.82	$10.33	$10.43	$10.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.08	0.12	0.20	0.15
Net realized and unrealized gain/(loss)	(1.09)	2.38	(0.40)	0.20	0.55
Total from Investment Operations	(1.00)	2.46	(0.28)	0.40	0.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.19)	(0.22)	(0.09)	(0.19)
Distributions (from capital gains)	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)
Total Dividends and Distributions	(1.68)	(0.34)	(0.23)	(0.50)	(0.81)
Net Asset Value, End of Period	$9.26	$11.94	$9.82	$10.33	$10.43
Total Return*	(9.94)%	25.21%	(2.90)%	4.31%	6.51%
Net Assets, End of Period (in thousands)	$3,110	$3,150	$3,030	$2,813	$2,480
Average Net Assets for the Period (in thousands)	$3,197	$3,088	$2,844	$2,564	$2,139
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	1.50%	1.54%	1.43%	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.81%	0.87%	0.85%	0.86%
Ratio of Net Investment Income/(Loss)	0.87%	0.71%	1.24%	1.97%	1.39%
Portfolio Turnover Rate	297%	414%	228%	268%	440%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.92	$9.84	$10.35	$10.46	$10.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.07	0.18	0.21	0.19
Net realized and unrealized gain/(loss)	(1.11)	2.36	(0.44)	0.19	0.52
Total from Investment Operations	(0.98)	2.43	(0.26)	0.40	0.71
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.20)	(0.24)	(0.10)	(0.20)
Distributions (from capital gains)	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)
Total Dividends and Distributions	(1.67)	(0.35)	(0.25)	(0.51)	(0.82)
Net Asset Value, End of Period	$9.27	$11.92	$9.84	$10.35	$10.46
Total Return*	(9.80)%	24.92%	(2.68)%	4.33%	6.57%
Net Assets, End of Period (in thousands)	$514	$345	$342	$15,008	$9,959
Average Net Assets for the Period (in thousands)	$336	$310	$7,161	$14,537	$4,830
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.19%	2.36%	1.14%	1.35%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.80%	0.76%	0.77%	0.79%
Ratio of Net Investment Income/(Loss)	1.20%	0.64%	1.76%	2.12%	1.75%
Portfolio Turnover Rate	297%	414%	228%	268%	440%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.95	$9.84	$10.35	$10.46	$10.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.09	0.14	0.21	0.16
Net realized and unrealized gain/(loss)	(1.09)	2.37	(0.41)	0.20	0.56
Total from Investment Operations	(0.98)	2.46	(0.27)	0.41	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.20)	(0.23)	(0.11)	(0.20)
Distributions (from capital gains)	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)
Total Dividends and Distributions	(1.70)	(0.35)	(0.24)	(0.52)	(0.82)
Net Asset Value, End of Period	$9.27	$11.95	$9.84	$10.35	$10.46
Total Return*	(9.81)%	25.22%	(2.74)%	4.36%	6.72%
Net Assets, End of Period (in thousands)	$33,518	$50,111	$40,773	$46,087	$51,921
Average Net Assets for the Period (in thousands)	$46,464	$45,500	$44,038	$49,849	$52,068
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%	1.28%	1.25%	1.26%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.68%	0.73%	0.70%	0.73%
Ratio of Net Investment Income/(Loss)	1.01%	0.85%	1.40%	2.10%	1.52%
Portfolio Turnover Rate	297%	414%	228%	268%	440%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.93	$9.82	$10.35	$10.42	$10.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.09	0.12	0.20	0.12
Net realized and unrealized gain/(loss)	(1.09)	2.36	(0.42)	0.20	0.55
Total from Investment Operations	(0.98)	2.45	(0.30)	0.40	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.19)	(0.22)	(0.06)	(0.16)
Distributions (from capital gains)	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)
Total Dividends and Distributions	(1.69)	(0.34)	(0.23)	(0.47)	(0.78)
Net Asset Value, End of Period	$9.26	$11.93	$9.82	$10.35	$10.42
Total Return*	(9.85)%	25.18%	(3.05)%	4.33%	6.24%
Net Assets, End of Period (in thousands)	$713	$1,581	$1,263	$1,303	$1,256
Average Net Assets for the Period (in thousands)	$1,395	$1,448	$1,284	$1,258	$1,267
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.58%	1.68%	1.82%	1.79%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.74%	0.97%	0.89%	1.11%
Ratio of Net Investment Income/(Loss)	0.98%	0.79%	1.15%	1.92%	1.14%
Portfolio Turnover Rate	297%	414%	228%	268%	440%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.90	$9.80	$10.33	$10.43	$10.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.07	0.12	0.19	0.14
Net realized and unrealized gain/(loss)	(1.08)	2.35	(0.41)	0.20	0.55
Total from Investment Operations	(1.00)	2.42	(0.29)	0.39	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.17)	(0.23)	(0.08)	(0.19)
Distributions (from capital gains)	(1.53)	(0.15)	(0.01)	(0.41)	(0.62)
Total Dividends and Distributions	(1.67)	(0.32)	(0.24)	(0.49)	(0.81)
Net Asset Value, End of Period	$9.23	$11.90	$9.80	$10.33	$10.43
Total Return*	(9.99)%	24.91%	(3.00)%	4.23%	6.40%
Net Assets, End of Period (in thousands)	$1,336	$1,489	$1,149	$1,327	$2,557
Average Net Assets for the Period (in thousands)	$1,469	$1,363	$1,261	$2,521	$2,635
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.73%	1.72%	1.62%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.93%	0.94%	0.90%	0.92%
Ratio of Net Investment Income/(Loss)	0.74%	0.61%	1.20%	1.90%	1.30%
Portfolio Turnover Rate	297%	414%	228%	268%	440%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

30	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

Janus Investment Fund	31

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

32	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are

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Notes to Financial Statements

used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

There were no foreign currency contracts held at June 30, 2022.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.

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Notes to Financial Statements

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the year, the Fund purchased put options on various equity indices for the purpose of decreasing exposure to broad equity risk.

During the year, the Fund purchased put options on bond exchange-traded funds in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

There were no purchased options held at June 30, 2022.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised.

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Notes to Financial Statements

Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various equity indices for the purpose of decreasing exposure to broad equity risk.

During the year, the Fund wrote put options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the year, the Fund wrote call options on bond exchange-traded funds in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund wrote put options on bond exchange-traded funds in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

There were no written options held at June 30, 2022.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other

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Notes to Financial Statements

countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other

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Notes to Financial Statements

collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $708,007. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $727,489, resulting in the net amount due to the counterparty of $19,482.

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Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Next $2 Billion	0.72
Over $4 Billion	0.70

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.66% of the Fund’s average daily net assets. In addition, the Adviser shall additionally reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%, The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $56.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2022.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the

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Notes to Financial Statements

performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of June 30, 2022, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	53	2
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	93	77
Class S Shares	100	2
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ -	$ (100,132)	$ (2,868,636)	$ (23,982)	$ (72,608)

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 38,683,730	$ 626,314	$ (698,922)	$ (72,608)

Information on the tax components of derivatives as of June 30, 2022 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (41,013)	$ -	$ (22,452)	$ (22,452)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 8,081,449	$ 268,055	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,632,619	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (2)	$ 14,724	$ (14,722)

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	592	$ 7,162	12,565	$ 138,396
Reinvested dividends and distributions	2,622	27,215	336	3,724
Shares repurchased	(995)	(10,436)	(5,548)	(57,212)
Net Increase/(Decrease)	2,219	$ 23,941	7,353	$ 84,908
Class C Shares:
Shares sold	3,586	$ 35,374	21,600	$ 227,999
Reinvested dividends and distributions	30,169	313,152	5,529	61,262
Shares repurchased	(80,095)	(792,160)	(5,428)	(62,608)
Net Increase/(Decrease)	(46,340)	$ (443,634)	21,701	$ 226,653
Class D Shares:
Shares sold	150,954	$ 1,556,694	125,972	$1,446,377
Reinvested dividends and distributions	43,107	450,472	8,688	96,781
Shares repurchased	(122,085)	(1,273,554)	(179,204)	(2,032,349)
Net Increase/(Decrease)	71,976	$ 733,612	(44,544)	$ (489,191)
Class I Shares:
Shares sold	55,086	$ 573,984	5,485	$ 63,294
Reinvested dividends and distributions	3,888	40,667	787	8,771
Shares repurchased	(32,480)	(369,435)	(12,104)	(127,286)
Net Increase/(Decrease)	26,494	$ 245,216	(5,832)	$ (55,221)
Class N Shares:
Shares sold	160,925	$ 1,784,344	260,131	$2,984,790
Reinvested dividends and distributions	676,433	7,075,488	123,726	1,379,542
Shares repurchased	(1,414,277)	(14,271,559)	(335,674)	(3,653,946)
Net Increase/(Decrease)	(576,919)	$(5,411,727)	48,183	$ 710,386
Class S Shares:
Shares sold	861	$ 10,500	4,686	$ 50,352
Reinvested dividends and distributions	21,547	224,954	3,914	43,566
Shares repurchased	(78,004)	(772,274)	(4,686)	(48,782)
Net Increase/(Decrease)	(55,596)	$ (536,820)	3,914	$ 45,136
Class T Shares:
Shares sold	6,914	$ 70,072	7,270	$ 78,163
Reinvested dividends and distributions	20,127	209,727	3,503	38,955
Shares repurchased	(7,313)	(73,139)	(2,956)	(33,997)
Net Increase/(Decrease)	19,728	$ 206,660	7,817	$ 83,121

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$106,656,176	$ 147,006,097	$ -	$ -

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Adaptive Global Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Adaptive Global Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Adaptive Global Allocation Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent, and broker. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

Janus Investment Fund	49

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.
The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

60	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Adaptive Global Allocation Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Section 163(j) Interest Dividend	10%
Capital Gain Distributions	$268,055
Dividends Received Deduction Percentage	11%
Qualified Dividend Income Percentage	15%

62	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

64	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	65

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

66	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

68	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Adaptive Global Allocation Fund Officer	6/15-Present	Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

70	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Adaptive Global Allocation Fund

Notes

NotesPage1

72	JUNE 30, 2022

Janus Henderson Adaptive Global Allocation Fund

Notes

NotesPage2

Janus Investment Fund	73

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93059 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (Formerly Janus Henderson U.S. Managed Volatility Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

FUND SNAPSHOT

 U.S. large-cap equity portfolio that seeks to deliver more attractive returns with lower absolute volatility than its primary benchmark index over a market cycle. Our systematic investment process utilizes forward-looking signals from options markets designed to identify individual stocks with less downside volatility that appear poised for greater growth or upside volatility.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2022, Janus Henderson Adaptive Risk Managed U.S. Equity Fund returned -9.31% for its Class I shares. This compares to the -13.04% return posted by the Russell 1000® Index, the Fund’s primary benchmark and -2.00% for the S&P 500® Minimum Volatility Index, its secondary benchmark.

MARKET ENVIRONMENT

Global financial markets slid during the period as accelerating inflation forced central banks’ hand with respect to pulling forward their monetary tightening programs. Growth equities pulled stock markets lower as higher discount rates lowered the present value of their future income streams and, thus, stock prices. Later in the period, the market also began to price in the potential for an economic slowdown.

PERFORMANCE DISCUSSION

Management of the Fund transitioned from Intech to Ashwin Alankar, Ph.D. on 10 June 2022. The Fund had been utilizing a strategy of selecting stocks with unique volatility characteristics and low correlations to each other. The portfolio’s new strategy– and the one it transitioned to toward the end of the period – accounts for a security’s attractiveness based on a ratio of upside to downside risk. These ratios are proprietary measures of expected upside-to-downside volatility and seek to optimize exposure to stocks with high attractiveness but low expected downside volatility.

The portfolio simultaneously accounts for expected growth and changes in risk by monitoring changes in attractiveness over the recent period. In simple terms, this methodology seeks to create a diversified portfolio of lower risk stocks with greater growth or upside volatility. The targeted result is a differentiated and improved return profile that effectively reduces downside volatility and captures upside/growth.

OUTLOOK

We believe the epicenter of market risk lays in fixed income. Inflation is eroding the purchasing power of consumers. As a result, the Federal Reserve’s (Fed) battle of choice, and primary focus, is to control inflation; keeping unemployment low – for the time being – is a secondary objective. The central bank is well aware that achieving the dual goal of low prices and robust jobs market will be very challenging, and high unemployment is collateral damage they are willing to bear to control prices. In the words of Fed Chairman Jerome Powell addressing the possibility of a soft landing to the Senate banking committee: “It is going to be very challenging. It has been made significantly more challenging by the events of the last few months – thinking there of the war and of commodities prices and further problems with supply chains.”

We argue that inflationary pressures extend well beyond supply chains. It is the shortage of labor that is amplifying price pressures. Labor shortages lead to higher wage growth, which in turn leads the higher output prices. We are seeing the classic wage-price spiral in action. This spiral can be broken by slowing economic activity, risking tipping the economy into recession by choking demand. It is very difficult to find that ideal buffer zone where economic activity is reduced just enough to decrease prices but not to the degree that chokes the economy. Unfortunately, the Fed’s task is orders of magnitude more difficult given policy is well behind the curve. Historically during inflationary episodes, the Fed begins raising rates when inflation is 2.5%. In this cycle, Chairman Powell did not start hiking until it hit 8.5%.

We expect capital markets to continue to behave with considerable volatility, unless we are surprised by deft political maneuverings (which would be a most welcome surprise). Finding that delicate balance between controlling inflation and keeping unemployment low is like asking for a hole in one in golf – possible, but very rare.

Janus Investment Fund	1

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

And this is why we believe investors should proceed with caution with respect to active risk taking.

Thank you for your investment in Janus Henderson Adaptive Risk Managed U.S. Equity Fund.

2	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Fund At A Glance

June 30, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
AbbVie Inc	3.79%	1.26%	Zscaler Inc	0.96%	-0.59%
Progressive Corp/The	3.05%	0.94%	Guardant Health Inc	0.55%	-0.53%
Kroger Co	2.07%	0.89%	Vertiv Holdings Co	0.51%	-0.50%
Archer-Daniels-Midland Co	1.86%	0.82%	Arista Networks Inc	1.14%	-0.43%
Amazon.com Inc	1.20%	0.64%	Apple Inc	3.04%	-0.39%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Index
		Contribution	Average Weight	Average Weight
	Consumer Staples	1.43%	6.93%	5.74%
	Financials	1.17%	6.10%	11.49%
	Utilities	0.98%	5.03%	2.53%
	Communication Services	0.83%	9.14%	9.59%
	Real Estate	0.59%	7.32%	3.25%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Index
		Contribution	Average Weight	Average Weight
	Energy	-1.30%	0.47%	3.19%
	Materials	-0.34%	0.30%	2.40%
	Health Care	-0.16%	22.56%	13.29%
	Other**	0.18%	0.58%	0.00%
	Consumer Discretionary	0.36%	8.53%	11.94%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Fund At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
Campbell Soup Co
Food Products	1.2%
Mondelez International Inc
Food Products	1.1%
Xcel Energy Inc
Electric Utilities	1.1%
Exelon Corp
Electric Utilities	1.1%
Edison International
Electric Utilities	1.1%
5.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.7%
Investments Purchased with Cash Collateral from Securities Lending	2.5%
Investment Companies	0.3%
Other	(2.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of June 30, 2021

4	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-9.55%	7.95%	10.84%	7.33%	0.94%	0.89%
Class A Shares at MOP	-14.76%	6.67%	10.19%	6.94%
Class C Shares at NAV	-10.05%	7.29%	10.12%	6.59%	1.63%	1.58%
Class C Shares at CDSC	-10.73%	7.29%	10.12%	6.59%
Class D Shares	-9.35%	8.19%	11.05%	7.47%	0.68%	0.63%
Class I Shares	-9.31%	8.21%	11.15%	7.60%	0.73%	0.68%
Class N Shares	-9.21%	8.35%	11.25%	7.66%	0.55%	0.50%
Class S Shares	-9.69%	7.81%	10.77%	7.18%	1.05%	1.00%
Class T Shares	-9.49%	8.11%	10.97%	7.34%	0.79%	0.74%
Russell 1000 Index	-13.04%	11.00%	12.82%	9.11%
S&P 500 Minimum Volatility Index	-2.00%	10.40%	12.46%	9.33%
Morningstar Quartile - Class I Shares	2nd	4th	3rd	4th
Morningstar Ranking - based on total returns for Large Blend Funds	331/1,365	986/1,192	746/1,018	693/876

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

Janus Investment Fund	5

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 10, 2022, the Portfolio changed its investment strategy. The performance does not reflect the new investment strategy and is not indicative of the current portfolio.

New secondary benchmark S&P 500® Minimum Volatility Index effective June 10, 2022.

*The predecessor Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. Net expense ratios reflect the advisory fee waiver contractually agreed to through at least June 9, 2024. See Financial Highlights for actual expense ratios during the reporting period.

6	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class A Shares	$1,000.00	$829.10	$4.08	$1,000.00	$1,020.33	$4.51	0.90%
Class C Shares	$1,000.00	$826.80	$6.48	$1,000.00	$1,017.70	$7.15	1.43%
Class D Shares	$1,000.00	$829.20	$3.04	$1,000.00	$1,021.47	$3.36	0.67%
Class I Shares	$1,000.00	$829.70	$2.99	$1,000.00	$1,021.52	$3.31	0.66%
Class N Shares	$1,000.00	$830.50	$2.45	$1,000.00	$1,022.12	$2.71	0.54%
Class S Shares	$1,000.00	$827.90	$4.67	$1,000.00	$1,019.69	$5.16	1.03%
Class T Shares	$1,000.00	$829.20	$3.49	$1,000.00	$1,020.98	$3.86	0.77%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– 99.7%
Aerospace & Defense – 2.7%
General Dynamics Corp	24,577	$5,437,661
Huntington Ingalls Industries Inc	19,351	4,215,035
Lockheed Martin Corp	4,492	1,931,380
Northrop Grumman Corp	12,372	5,920,868
		17,504,944
Air Freight & Logistics – 0.6%
CH Robinson Worldwide Inc	35,285	3,576,840
Auto Components – 0.5%
BorgWarner Inc	94,823	3,164,244
Automobiles – 1.0%
Ford Motor Co	285,263	3,174,977
Stellantis NV#	259,719	3,210,127
		6,385,104
Banks – 3.8%
Bank of Montreal#	16,509	1,587,671
Canadian Imperial Bank of Commerce#	64,566	3,134,034
Huntington Bancshares Inc/OH	276,349	3,324,478
KeyCorp	283,794	4,889,771
Royal Bank of Canada	70,364	6,812,642
Toronto-Dominion Bank#	73,893	4,845,903
		24,594,499
Beverages – 2.4%
Coca-Cola Co	55,134	3,468,480
Keurig Dr Pepper Inc	147,542	5,221,511
Molson Coors Beverage Co	66,341	3,616,248
PepsiCo Inc	21,010	3,501,527
		15,807,766
Biotechnology – 1.2%
Gilead Sciences Inc	64,583	3,991,875
Vertex Pharmaceuticals Inc*	14,351	4,043,968
		8,035,843
Building Products – 0.8%
AO Smith Corp	92,957	5,082,889
Capital Markets – 3.9%
Ares Capital Corp	376,709	6,754,392
FS KKR Capital Corp	172,976	3,359,194
Intercontinental Exchange Inc	14,595	1,372,514
Lazard Ltd#	105,810	3,429,302
MSCI Inc	9,014	3,715,120
Nasdaq Inc	24,080	3,673,163
Northern Trust Corp	34,144	3,294,213
		25,597,898
Chemicals – 2.2%
Dow Inc	60,218	3,107,851
FMC Corp	32,558	3,484,032
Huntsman Corp	166,730	4,726,795
Sherwin-Williams Co	14,797	3,313,196
		14,631,874
Commercial Services & Supplies – 0.6%
Waste Management Inc	24,443	3,739,290
Communications Equipment – 0.8%
Juniper Networks Inc	185,270	5,280,195
Containers & Packaging – 1.1%
Ball Corp	50,833	3,495,785
Crown Holdings Inc	38,242	3,524,765
		7,020,550
Distributors – 0.6%
Genuine Parts Co	26,838	3,569,454

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Diversified Financial Services – 0.2%
Berkshire Hathaway Inc*	5,506	$1,503,248
Diversified Telecommunication Services – 1.7%
AT&T Inc	257,516	5,397,535
Verizon Communications Inc	110,625	5,614,219
		11,011,754
Electric Utilities – 6.6%
American Electric Power Co Inc	19,853	1,904,697
Edison International	110,755	7,004,146
Entergy Corp	16,726	1,884,017
Exelon Corp	162,228	7,352,173
FirstEnergy Corp	90,761	3,484,315
Pinnacle West Capital Corp	72,012	5,265,517
PPL Corp	195,032	5,291,218
Southern Co	51,043	3,639,876
Xcel Energy Inc	104,352	7,383,948
		43,209,907
Electrical Equipment – 1.0%
Eaton Corp PLC	25,310	3,188,807
Emerson Electric Co	39,345	3,129,501
		6,318,308
Electronic Equipment, Instruments & Components – 2.6%
Amphenol Corp	78,484	5,052,800
Corning Inc	164,508	5,183,647
Flex Ltd*	228,082	3,300,347
Trimble Inc*	53,624	3,122,526
		16,659,320
Entertainment – 0.6%
Electronic Arts Inc	30,687	3,733,074
Equity Real Estate Investment Trusts (REITs) – 10.8%
Americold Realty Trust	120,660	3,624,626
AvalonBay Communities Inc	33,804	6,566,427
Crown Castle International Corp	21,137	3,559,048
EPR Properties	74,429	3,492,953
Equity Residential	43,655	3,152,764
Extra Space Storage Inc	32,407	5,513,079
Healthcare Trust of America Inc	128,239	3,579,150
Healthpeak Properties Inc	57,179	1,481,508
Invitation Homes Inc	103,892	3,696,477
Kimco Realty Corp	253,858	5,018,773
National Retail Properties Inc	87,575	3,765,725
STAG Industrial Inc	204,732	6,322,124
STORE Capital Corp	135,143	3,524,529
VICI Properties Inc	117,681	3,505,717
Welltower Inc	41,006	3,376,844
Weyerhaeuser Co	200,323	6,634,698
WP Carey Inc	41,869	3,469,265
		70,283,707
Food Products – 7.2%
Campbell Soup Co	160,511	7,708,566
Conagra Brands Inc	169,635	5,808,302
General Mills Inc	83,000	6,262,350
Hormel Foods Corp	74,233	3,515,675
JM Smucker Co	28,274	3,619,355
Kellogg Co	49,016	3,496,801
Kraft Heinz Co	93,528	3,567,158
Lamb Weston Holdings Inc	54,071	3,863,914
McCormick & Co Inc/MD	19,172	1,596,069
Mondelez International Inc	119,092	7,394,422
		46,832,612

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies – 3.7%
Abbott Laboratories	31,793	$3,454,309
Alcon Inc	50,051	3,498,064
Boston Scientific Corp*	182,689	6,808,819
Danaher Corp	14,504	3,677,054
Hologic Inc*	49,045	3,398,819
Medtronic PLC	35,244	3,163,149
		24,000,214
Health Care Providers & Services – 2.5%
AmerisourceBergen Corp	25,032	3,541,527
Cardinal Health Inc	101,648	5,313,141
Quest Diagnostics Inc	28,973	3,852,830
UnitedHealth Group Inc	7,153	3,673,995
		16,381,493
Health Care Technology – 0.5%
Change Healthcare Inc*	152,593	3,518,795
Hotels, Restaurants & Leisure – 1.7%
Aramark	108,140	3,312,328
McDonald's Corp	15,475	3,820,468
Wendy's Co	196,754	3,714,716
		10,847,512
Household Durables – 1.0%
Garmin Ltd	34,424	3,382,158
Leggett & Platt Inc	93,489	3,232,850
		6,615,008
Household Products – 1.2%
Church & Dwight Co Inc	39,605	3,669,799
Kimberly-Clark Corp	31,034	4,194,245
		7,864,044
Independent Power and Renewable Electricity Producers – 2.6%
AES Corp/VA	264,550	5,558,195
Atlantica Sustainable Infrastructure PLC	103,768	3,347,556
NRG Energy Inc	85,862	3,277,353
Vistra Energy Corp	217,337	4,966,150
		17,149,254
Insurance – 4.8%
Aflac Inc	62,406	3,452,924
Allstate Corp	27,334	3,464,038
Chubb Ltd	17,730	3,485,363
Fidelity National Financial Inc	132,650	4,902,744
Manulife Financial Corp#	305,245	5,289,896
Principal Financial Group Inc	54,857	3,663,899
Progressive Corp/The	31,107	3,616,811
Travelers Cos Inc	20,966	3,545,980
		31,421,655
Interactive Media & Services – 0.4%
Alphabet Inc - Class A*	1,311	2,857,010
Internet & Direct Marketing Retail – 0.4%
Amazon.com Inc*	26,673	2,832,939
Life Sciences Tools & Services – 0.3%
Avantor Inc*	60,305	1,875,486
Machinery – 3.3%
Deere & Co	9,378	2,808,430
Fortive Corp	91,052	4,951,408
Illinois Tool Works Inc	18,730	3,413,542
Ingersoll Rand Inc	79,593	3,349,273
PACCAR Inc	42,332	3,485,617
Parker-Hannifin Corp	13,256	3,261,639
		21,269,909

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Media – 1.4%
Fox Corp - Class A	106,760	$3,433,402
Sirius XM Holdings Inc#	878,773	5,386,878
		8,820,280
Metals & Mining – 1.4%
Barrick Gold Corp	159,727	2,825,571
Franco-Nevada Corp	25,008	3,290,553
Kinross Gold Corp#	819,994	2,935,579
		9,051,703
Mortgage Real Estate Investment Trusts (REITs) – 3.2%
AGNC Investment Corp	311,507	3,448,382
Annaly Capital Management Inc	578,466	3,418,734
Blackstone Mortgage Trust Inc - Class A#	187,052	5,175,729
New Residential Investment Corp	407,039	3,793,603
Starwood Property Trust Inc	242,018	5,055,756
		20,892,204
Multi-Utilities – 4.1%
CenterPoint Energy Inc	125,033	3,698,476
Consolidated Edison Inc	36,707	3,490,836
Dominion Energy Inc	68,164	5,440,169
Public Service Enterprise Group Inc	81,350	5,147,828
Sempra Energy	22,622	3,399,408
WEC Energy Group Inc	57,348	5,771,503
		26,948,220
Oil, Gas & Consumable Fuels – 4.7%
Antero Midstream Corp	183,924	1,664,512
Cheniere Energy Inc	28,266	3,760,226
Chevron Corp	12,161	1,760,670
Enbridge Inc	118,255	4,997,456
Kinder Morgan Inc/DE	303,151	5,080,811
ONEOK Inc	56,431	3,131,921
Targa Resources Corp	25,882	1,544,379
TC Energy Corp#	94,654	4,904,024
Williams Cos Inc	119,552	3,731,218
		30,575,217
Pharmaceuticals – 2.0%
Bristol-Myers Squibb Co	73,534	5,662,118
Johnson & Johnson	19,756	3,506,888
Zoetis Inc	21,684	3,727,263
		12,896,269
Professional Services – 1.1%
Equifax Inc	19,636	3,589,068
Leidos Holdings Inc	33,755	3,399,466
		6,988,534
Real Estate Management & Development – 0.6%
CBRE Group Inc*	50,449	3,713,551
Road & Rail – 0.5%
Canadian National Railway Co	30,992	3,485,670
Semiconductor & Semiconductor Equipment – 1.1%
Texas Instruments Inc	21,828	3,353,872
Tower Semiconductor Ltd*	79,680	3,679,622
		7,033,494
Software – 0.8%
NortonLifeLock Inc	234,004	5,138,728
Specialty Retail – 0.5%
Tractor Supply Co	18,408	3,568,391
Technology Hardware, Storage & Peripherals – 0.5%
Dell Technologies Inc	71,056	3,283,498

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Thrifts & Mortgage Finance – 1.0%
New York Community Bancorp Inc	738,892	$6,746,084
Tobacco – 1.0%
Altria Group Inc	71,546	2,988,476
Philip Morris International Inc	38,784	3,829,532
		6,818,008
Trading Companies & Distributors – 0.5%
Fastenal Co	70,347	3,511,722
Total Common Stocks (cost $644,165,383)		649,648,212
Investment Companies– 0.3%
Money Markets – 0.3%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $1,663,794)	1,663,642	1,663,809
Investments Purchased with Cash Collateral from Securities Lending– 2.5%
Investment Companies – 2.0%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	13,225,166	13,225,166
Time Deposits – 0.5%
Royal Bank of Canada, 1.5600%, 7/1/22	$3,306,292	3,306,292
Total Investments Purchased with Cash Collateral from Securities Lending (cost $16,531,458)		16,531,458
Total Investments (total cost $662,360,635) – 102.5%		667,843,479
Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(15,980,626)
Net Assets – 100%		$651,862,853

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$613,209,238	91.8%
Canada	44,108,999	6.6
Israel	3,679,622	0.6
Switzerland	3,498,064	0.5
Spain	3,347,556	0.5

Total	$667,843,479	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Schedule of Investments

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 0.3%
Money Markets - 0.3%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$8,123	$(317)	$15	$1,663,809
Investments Purchased with Cash Collateral from Securities Lending - 2.0%
Investment Companies - 2.0%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	17,193∆	-	-	13,225,166
Total Affiliated Investments - 2.3%	$25,316	$(317)	$15	$14,888,975

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 0.3%
Money Markets - 0.3%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	2,040,175	122,264,659	(122,640,723)	1,663,809
Investments Purchased with Cash Collateral from Securities Lending - 2.0%
Investment Companies - 2.0%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	3,214,787	64,859,450	(54,849,071)	13,225,166

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$16,010,608	$—	$(16,010,608)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Index	Russell 1000® Index reflects the performance of U.S. large-cap equities.
S&P 500® Minimum Volatility Index

S&P 500® Minimum Volatility Index is designed to reflect a managed-volatility equity strategy that seeks to achieve lower total risk, measured by standard deviation, than the S&P 500 while maintaining similar characteristics.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$649,648,212	$-	$-
Investment Companies	-	1,663,809	-
Investments Purchased with Cash Collateral from Securities Lending	-	16,531,458	-
Total Assets	$649,648,212	$18,195,267	$-

14	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statement of Assets and Liabilities

June 30, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $647,471,675)(1)	$652,954,504
Affiliated investments, at value (cost $14,888,960)	14,888,975
Cash	333,469
Trustees' deferred compensation	19,051
Receivables:
Fund shares sold	3,362,770
Dividends	1,397,671
Foreign tax reclaims	9,511
Dividends from affiliates	2,758
Investments sold	158
Other assets	10,037
Total Assets	672,978,904
Liabilities:
Collateral for securities loaned (Note 2)	16,531,458
Payables:	—
Fund shares repurchased	3,674,332
Advisory fees	590,265
Transfer agent fees and expenses	129,694
Professional fees	52,468
12b-1 Distribution and shareholder servicing fees	22,089
Trustees' deferred compensation fees	19,051
Trustees' fees and expenses	4,084
Custodian fees	2,344
Affiliated fund administration fees payable	1,370
Accrued expenses and other payables	88,896
Total Liabilities	21,116,051
Net Assets	$651,862,853

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statement of Assets and Liabilities

June 30, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$656,560,614
Total distributable earnings (loss)	(4,697,761)
Total Net Assets	$651,862,853
Net Assets - Class A Shares	$21,015,174
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,367,008
Net Asset Value Per Share(2)	$8.88
Maximum Offering Price Per Share(3)	$9.42
Net Assets - Class C Shares	$14,997,080
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,775,815
Net Asset Value Per Share(2)	$8.45
Net Assets - Class D Shares	$307,310,504
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,361,692
Net Asset Value Per Share	$8.69
Net Assets - Class I Shares	$114,645,502
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,927,552
Net Asset Value Per Share	$8.87
Net Assets - Class N Shares	$41,863,512
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,746,143
Net Asset Value Per Share	$8.82
Net Assets - Class S Shares	$22,960,785
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,594,050
Net Asset Value Per Share	$8.85
Net Assets - Class T Shares	$129,070,296
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,849,982
Net Asset Value Per Share	$8.69

(1) Includes $16,010,608 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Dividends	$13,906,043
Affiliated securities lending income, net	17,193
Dividends from affiliates	8,123
Unaffiliated securities lending income, net	946
Other income	4,439
Foreign tax withheld	(19,137)
Total Investment Income	13,917,607
Expenses:
Advisory fees	5,121,562
12b-1 Distribution and shareholder servicing fees:
Class A Shares	63,008
Class C Shares	165,431
Class S Shares	68,566
Transfer agent administrative fees and expenses:
Class D Shares	401,556
Class S Shares	68,592
Class T Shares	422,769
Transfer agent networking and omnibus fees:
Class A Shares	28,524
Class C Shares	12,920
Class I Shares	676,897
Other transfer agent fees and expenses:
Class A Shares	1,587
Class C Shares	970
Class D Shares	53,315
Class I Shares	18,306
Class N Shares	1,850
Class S Shares	403
Class T Shares	2,357
Registration fees	129,182
Shareholder reports expense	98,414
Professional fees	49,796
Affiliated fund administration fees	25,697
Trustees’ fees and expenses	18,271
Custodian fees	10,867
Other expenses	118,361
Total Expenses	7,559,201
Less: Excess Expense Reimbursement and Waivers	(149,649)
Net Expenses	7,409,552
Net Investment Income/(Loss)	6,508,055

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statement of Operations

For the year ended June 30, 2022

Net Realized Gain/(Loss) on Investments:
Investments	$11,219,587
Investments in affiliates	(317)
Total Net Realized Gain/(Loss) on Investments	11,219,270
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(73,527,714)
Investments in affiliates	15
Total Change in Unrealized Net Appreciation/Depreciation	(73,527,699)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(55,800,374)

See Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$6,508,055	$6,898,847
Net realized gain/(loss) on investments	11,219,270	328,001,877
Change in unrealized net appreciation/depreciation	(73,527,699)	(70,805,451)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(55,800,374)	264,095,273
Dividends and Distributions to Shareholders:
Class A Shares	(6,243,071)	(3,433,859)
Class C Shares	(5,022,240)	(2,662,531)
Class D Shares	(89,743,113)	(40,284,343)
Class I Shares	(108,118,152)	(50,572,370)
Class N Shares	(11,274,919)	(5,755,279)
Class S Shares	(6,598,779)	(3,182,516)
Class T Shares	(43,284,105)	(25,448,838)
Net Decrease from Dividends and Distributions to Shareholders	(270,284,379)	(131,339,736)
Capital Share Transactions:
Class A Shares	3,162,568	(4,160,863)
Class C Shares	294,153	(5,485,968)
Class D Shares	66,914,098	6,206,457
Class I Shares	(243,801,907)	(13,712,682)
Class N Shares	2,199,030	1,942,622
Class S Shares	3,220,535	(976,109)
Class T Shares	(1,287,739)	(45,830,783)
Net Increase/(Decrease) from Capital Share Transactions	(169,299,262)	(62,017,326)
Net Increase/(Decrease) in Net Assets	(495,384,015)	70,738,211
Net Assets:
Beginning of period	1,147,246,868	1,076,508,657
End of period	$651,862,853	$1,147,246,868

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.76	$11.38	$11.37	$11.66	$10.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.05	0.12	0.12	0.08
Net realized and unrealized gain/(loss)	(0.77)	2.82	0.24	0.39	1.73
Total from Investment Operations	(0.72)	2.87	0.36	0.51	1.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.13)	(0.06)	(0.17)	(0.40)
Distributions (from capital gains)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)
Total Dividends and Distributions	(3.16)	(1.49)	(0.35)	(0.80)	(0.56)
Net Asset Value, End of Period	$8.88	$12.76	$11.38	$11.37	$11.66
Total Return*	(9.55)%	26.48%	3.14%	5.54%	17.73%
Net Assets, End of Period (in thousands)	$21,015	$26,218	$27,092	$28,718	$24,345
Average Net Assets for the Period (in thousands)	$25,214	$28,579	$29,019	$26,466	$26,879
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.94%	0.94%	0.96%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.94%	0.94%	0.96%	0.94%
Ratio of Net Investment Income/(Loss)	0.44%	0.43%	1.08%	1.07%	0.69%
Portfolio Turnover Rate	152%	190%	102%	87%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.32	$11.02	$11.04	$11.32	$10.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.02)	0.05	0.05	0.01
Net realized and unrealized gain/(loss)	(0.73)	2.72	0.22	0.39	1.68
Total from Investment Operations	(0.74)	2.70	0.27	0.44	1.69
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.04)	—	(0.09)	(0.37)
Distributions (from capital gains)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)
Total Dividends and Distributions	(3.13)	(1.40)	(0.29)	(0.72)	(0.53)
Net Asset Value, End of Period	$8.45	$12.32	$11.02	$11.04	$11.32
Total Return*	(10.05)%	25.71%	2.41%	4.94%	16.96%
Net Assets, End of Period (in thousands)	$14,997	$21,286	$24,089	$29,433	$31,692
Average Net Assets for the Period (in thousands)	$19,294	$23,134	$27,415	$30,565	$32,871
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.48%	1.58%	1.58%	1.61%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.48%	1.58%	1.58%	1.61%	1.54%
Ratio of Net Investment Income/(Loss)	(0.12)%	(0.21)%	0.44%	0.41%	0.12%
Portfolio Turnover Rate	152%	190%	102%	87%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.56	$11.23	$11.22	$11.52	$10.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.08	0.15	0.15	0.11
Net realized and unrealized gain/(loss)	(0.76)	2.77	0.24	0.37	1.70
Total from Investment Operations	(0.68)	2.85	0.39	0.52	1.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.16)	(0.09)	(0.19)	(0.42)
Distributions (from capital gains)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)
Total Dividends and Distributions	(3.19)	(1.52)	(0.38)	(0.82)	(0.58)
Net Asset Value, End of Period	$8.69	$12.56	$11.23	$11.22	$11.52
Total Return*	(9.35)%	26.71%	3.41%	5.79%	17.99%
Net Assets, End of Period (in thousands)	$307,311	$361,567	$315,423	$337,476	$343,865
Average Net Assets for the Period (in thousands)	$357,464	$341,346	$327,755	$335,559	$334,494
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.68%	0.69%	0.71%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.68%	0.69%	0.71%	0.69%
Ratio of Net Investment Income/(Loss)	0.69%	0.66%	1.33%	1.31%	0.98%
Portfolio Turnover Rate	152%	190%	102%	87%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.75	$11.37	$11.36	$11.65	$10.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.08	0.15	0.15	0.11
Net realized and unrealized gain/(loss)	(0.77)	2.81	0.24	0.38	1.73
Total from Investment Operations	(0.69)	2.89	0.39	0.53	1.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.15)	(0.09)	(0.19)	(0.43)
Distributions (from capital gains)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)
Total Dividends and Distributions	(3.19)	(1.51)	(0.38)	(0.82)	(0.59)
Net Asset Value, End of Period	$8.87	$12.75	$11.37	$11.36	$11.65
Total Return*	(9.31)%	26.75%	3.37%	5.81%	18.02%
Net Assets, End of Period (in thousands)	$114,646	$468,596	$428,888	$685,211	$643,071
Average Net Assets for the Period (in thousands)	$379,547	$439,089	$645,830	$674,516	$495,143
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.73%	0.69%	0.70%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.69%	0.69%	0.70%	0.68%
Ratio of Net Investment Income/(Loss)	0.66%	0.66%	1.33%	1.32%	0.98%
Portfolio Turnover Rate	152%	190%	102%	87%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.70	$11.34	$11.33	$11.62	$10.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.10	0.17	0.16	0.12
Net realized and unrealized gain/(loss)	(0.76)	2.79	0.23	0.39	1.72
Total from Investment Operations	(0.67)	2.89	0.40	0.55	1.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.17)	(0.10)	(0.21)	(0.43)
Distributions (from capital gains)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)
Total Dividends and Distributions	(3.21)	(1.53)	(0.39)	(0.84)	(0.59)
Net Asset Value, End of Period	$8.82	$12.70	$11.34	$11.33	$11.62
Total Return*	(9.21)%	26.89%	3.53%	6.01%	18.13%
Net Assets, End of Period (in thousands)	$41,864	$54,635	$46,912	$48,624	$44,651
Average Net Assets for the Period (in thousands)	$49,809	$49,066	$48,706	$48,621	$43,765
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.55%	0.55%	0.56%	0.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.55%	0.55%	0.56%	0.54%
Ratio of Net Investment Income/(Loss)	0.82%	0.78%	1.47%	1.46%	1.12%
Portfolio Turnover Rate	152%	190%	102%	87%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.73	$11.36	$11.35	$11.63	$10.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.04	0.11	0.11	0.07
Net realized and unrealized gain/(loss)	(0.78)	2.80	0.24	0.39	1.72
Total from Investment Operations	(0.74)	2.84	0.35	0.50	1.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.11)	(0.05)	(0.15)	(0.40)
Distributions (from capital gains)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)
Total Dividends and Distributions	(3.14)	(1.47)	(0.34)	(0.78)	(0.56)
Net Asset Value, End of Period	$8.85	$12.73	$11.36	$11.35	$11.63
Total Return*	(9.69)%	26.29%	3.02%	5.45%	17.56%
Net Assets, End of Period (in thousands)	$22,961	$28,736	$26,404	$28,815	$31,160
Average Net Assets for the Period (in thousands)	$27,437	$28,167	$28,036	$29,626	$31,843
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.05%	1.05%	1.06%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.04%	1.05%	1.05%	1.03%
Ratio of Net Investment Income/(Loss)	0.32%	0.30%	0.97%	0.97%	0.62%
Portfolio Turnover Rate	152%	190%	102%	87%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.56	$11.22	$11.21	$11.51	$10.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.07	0.14	0.14	0.10
Net realized and unrealized gain/(loss)	(0.75)	2.77	0.24	0.37	1.71
Total from Investment Operations	(0.69)	2.84	0.38	0.51	1.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.14)	(0.08)	(0.18)	(0.42)
Distributions (from capital gains)	(3.13)	(1.36)	(0.29)	(0.63)	(0.16)
Total Dividends and Distributions	(3.18)	(1.50)	(0.37)	(0.81)	(0.58)
Net Asset Value, End of Period	$8.69	$12.56	$11.22	$11.21	$11.51
Total Return*	(9.49)%	26.70%	3.32%	5.67%	17.94%
Net Assets, End of Period (in thousands)	$129,070	$186,208	$207,700	$245,736	$260,106
Average Net Assets for the Period (in thousands)	$169,108	$211,171	$230,458	$255,699	$258,372
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.79%	0.79%	0.80%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.78%	0.79%	0.80%	0.78%
Ratio of Net Investment Income/(Loss)	0.57%	0.58%	1.23%	1.23%	0.88%
Portfolio Turnover Rate	152%	190%	102%	87%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly named Janus Henderson U.S. Managed Volatility Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	27

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

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Notes to Financial Statements

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $16,010,608. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $16,531,458, resulting in the net amount due to the counterparty of $520,850.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

Intech Investment Management LLC (“Intech”) previously served as subadviser to the Fund. Effective March 31, 2022, the Sub-Advisory Agreement between the Adviser and Intech on behalf of the Fund was terminated. As subadviser, Intech provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Adviser. The Adviser owned approximately 97% of Intech before the termination. Under the Sub-Advisory Agreement, the Adviser paid Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to the Adviser (net of any fee waivers and expense reimbursements).

Effective March 31, 2022, the Adviser entered into an Interim Sub-Advisory Agreement with Intech on behalf of the Fund under substantially the same terms as the Sub-Advisory Agreement. The Agreement terminated on June 10, 2022, at which time the Adviser became the sole adviser to the Fund. Under the Interim Sub-Advisory Agreement, 50% of the investment advisory fee (subadvisory fee) was escrowed and then the lesser of Intech’s costs or the escrowed amount was paid to Intech (net of any fee waivers or expense reimbursements).

The Adviser has contractually agreed to waive 0.05% of its advisory fee for a period of two years commencing on June 10, 2022. In addition, the Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.65% of the Fund’s average daily net assets for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in

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Notes to Financial Statements

Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $1,868.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class C Shares paid CDSCs of $44.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30,

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Notes to Financial Statements

2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of June 30, 2022, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	82	5
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

The Fund has elected to defer post-October losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,823,528	$ -	$ -	$ -	$(11,301,186)	$ (18,559)	$ 3,798,456

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$664,045,023	$18,540,429	$(14,741,973)	$ 3,798,456

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 146,346,046	$ 123,938,333	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 51,642,938	$ 79,696,798	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (34,603,410)	$ (7,883)	$ 34,611,293

36	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	479,769	$ 5,131,485	514,221	$ 6,242,296
Reinvested dividends and distributions	405,815	4,273,228	211,952	2,462,878
Shares repurchased	(573,499)	(6,242,145)	(1,051,019)	(12,866,037)
Net Increase/(Decrease)	312,085	$ 3,162,568	(324,846)	$ (4,160,863)
Class C Shares:
Shares sold	176,619	$ 1,680,992	59,259	$ 701,226
Reinvested dividends and distributions	477,618	4,795,282	218,850	2,462,062
Shares repurchased	(606,835)	(6,182,121)	(734,781)	(8,649,256)
Net Increase/(Decrease)	47,402	$ 294,153	(456,672)	$ (5,485,968)
Class D Shares:
Shares sold	1,925,435	$ 21,015,958	1,436,796	$ 17,280,406
Reinvested dividends and distributions	8,582,603	88,314,982	3,474,491	39,678,692
Shares repurchased	(3,935,475)	(42,416,842)	(4,216,455)	(50,752,641)
Net Increase/(Decrease)	6,572,563	$ 66,914,098	694,832	$ 6,206,457
Class I Shares:
Shares sold	5,382,089	$ 62,768,355	7,234,711	$ 88,979,673
Reinvested dividends and distributions	9,607,993	100,883,927	4,054,688	47,034,383
Shares repurchased	(38,809,638)	(407,454,189)	(12,251,356)	(149,726,738)
Net Increase/(Decrease)	(23,819,556)	$(243,801,907)	(961,957)	$(13,712,682)
Class N Shares:
Shares sold	983,734	$ 10,031,715	626,872	$ 7,724,952
Reinvested dividends and distributions	1,078,172	11,256,121	498,414	5,751,697
Shares repurchased	(1,617,016)	(19,088,806)	(960,794)	(11,534,027)
Net Increase/(Decrease)	444,890	$ 2,199,030	164,492	$ 1,942,622
Class S Shares:
Shares sold	109,748	$ 1,175,211	182,920	$ 2,216,484
Reinvested dividends and distributions	627,437	6,588,086	273,944	3,177,746
Shares repurchased	(400,477)	(4,542,762)	(523,670)	(6,370,339)
Net Increase/(Decrease)	336,708	$ 3,220,535	(66,806)	$ (976,109)
Class T Shares:
Shares sold	1,041,702	$ 11,222,138	1,484,571	$ 17,854,091
Reinvested dividends and distributions	4,064,600	41,865,383	2,176,320	24,853,579
Shares repurchased	(5,087,237)	(54,375,260)	(7,336,932)	(88,538,453)
Net Increase/(Decrease)	19,065	$ (1,287,739)	(3,676,041)	$(45,830,783)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,547,324,626	$1,980,378,420	$ -	$ -

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Adaptive Risk Managed U.S. Equity Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

Board Considerations for Intech Interim Agreements

Janus Henderson Investors US LLC (the “Adviser”) met with the Board of Trustees on January 26, 2022 and February 25, 2022, to discuss the proposed management led buy-out of the shares of Intech Investment Management LLC (“Intech”) held by the Adviser or its affiliates (the “Transaction”). The Adviser discussed the impact of the proposals on Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, Janus Henderson U.S. Managed Volatility Fund and Janus Henderson U.S. Low Volatility Portfolio (the “Funds”). As part of the proposals, the Adviser discussed its recommendation that Intech continue to serve as sub-adviser to each Fund pursuant to an Interim Sub-Advisory Agreement with Intech (collectively, the “Interim Sub-Advisory Agreements”) pending the completion of the liquidation or restructuring of each Fund.

The Trustees discussed the Interim Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations including information relating to the impact of the Transaction on the nature, quality and extent of services expected to be provided by Intech to the Funds. The Board also took into account the detailed information provided in connection with the annual renewal, in the fourth quarter of 2021, of the investment sub-advisory agreements currently in place with Intech with respect to the Funds, as well as information received with respect to the Funds at the Board’s regular meetings.

In determining whether to approve the Interim Sub-Advisory Agreements, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each Interim Sub-Advisory Agreement are substantially the same as the sub-advisory agreement currently in in place with respect to each Fund except for its term;

• the nature, quality and extent of services to be provided by Intech were not expected to change as a result of the Transaction;

• the investment approach, the experience and skills of investment personnel of Intech, including the investment personnel who would be responsible for managing the Funds, were expected to remain the same under the Interim Sub-Advisory Agreements;

• in connection with the Transaction, Intech was expected to enhance its senior management and operational infrastructure, and the Adviser or its affiliates were expected to continue to provide operational support to Intech;

• the sub-advisory fee rate under the Interim Sub-Advisory Agreement was consistent with the fee rate currently in effect and the Adviser would be responsible for paying Intech out of its fees; and

• the Interim Sub-Advisory Agreement would remain in effect for a short-term period pending the completion of the long-term proposal for each Fund.

As a result of its review and consideration of the Interim Sub-Advisory Agreements and related matters, on February 25, 2022, the Board voted unanimously to approve the Interim Sub-Advisory Agreements.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the

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Additional Information (unaudited)

total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability

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Additional Information (unaudited)

with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions

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Additional Information (unaudited)

paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	55

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Capital Gain Distributions	$123,938,333
Dividends Received Deduction Percentage	25%
Qualified Dividend Income Percentage	25%

Janus Investment Fund	57

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

58	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	59

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

60	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	61

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

62	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	63

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

64	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Adaptive Risk Managed U.S. Equity Fund	6/22-Present	Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

Janus Investment Fund	65

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

66	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes

NotesPage1

Janus Investment Fund	67

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes

NotesPage2

68	JUNE 30, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Notes

NotesPage3

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93016 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Developed World Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Developed World Bond Fund

Janus Henderson Developed World Bond Fund (unaudited)

FUND SNAPSHOT

 A world bond fund focusing on developed markets that seeks total return through current income and capital appreciation. The Fund makes strategic asset allocation decisions between countries, fixed income asset classes, sectors and credit ratings.

John Pattullo co-portfolio manager	Jenna Barnard co-portfolio manager

PERFORMANCE

For the 12-month period ended June 30, 2022, the Janus Henderson Developed World Bond Fund Class I shares returned -12.01%. The Fund’s benchmark, the Bloomberg Global Aggregate Credit Index (USD Hedged), returned -12.75%.

INVESTMENT ENVIRONMENT

The period under review splits almost perfectly into two parts by the reporting year: The first six months were characterized by late-cycle complacency, speculation and euphoria: tight credit spreads, suppressed volatility and record equity markets, with the NASDAQ Composite Index peaking in late November and the S&P 500® Index in early January 2022. Everything changed in late December as the Federal Reserve (Fed) started signaling concerns about the persistence of inflation as well as the very tight labor markets. In hindsight, a $9 trillion fiscal and monetary stimulus was too much, too fast for an economy grappling to recover post COVID. These excess demand problems were compounded by the continuation of quantitative easing (QE) until March 2022. The strength of inflation has been caused not only by the well-documented bottlenecks in the global supply chain, but further compounded by the war in Ukraine, which has extended and heightened energy prices, which in turn feeds straight into headline inflation.

The Fed panicked and started messaging the ending of QE and raising of rates. But they were well behind the curve, meaning that the window of raising rates into an already slowing economy was limited, and this led to an increasingly aggressive magnitude of rate hikes. The Fed’s hawkish pivot has strengthened the dollar, flattened the yield curve and induced much volatility and capital losses into all bond markets. Credit spreads took time to widen as the rates market bore the initial shock, which then spread to tightening liquidity and hence activity; a recession, in our opinion, now seems unavoidable.

PERFORMANCE DISCUSSION

Over the period, the Fund expressed a view (with longer duration, i.e., a measure of interest rate sensitivity) that government bond yields would reprice higher in the first quarter of 2022, driven by hawkish central banks, peak inflation and steady growth. This would then represent the high in sovereign bond yields as the second quarter would see a hook-down in growth and likely inflation from a rate-of-change (ROC, or the percentage change in value over a defined period) perspective. We added that duration too early, as government bonds decoupled from the growth outlook when central banks went ballistic with their rhetoric favoring price stability at any cost. The growth outlook was not only accurate, but – and far worse – deeper, global and more synchronized than we expected.

We anticipated that government bond duration would flip from being the problem in the portfolio to being the solution, and have waited for the final capitulation, which we believe occurred in June. From a relatively already low base, we sold down credit aggressively during the second quarter (with a particular focus in early April) to one of the lowest credit exposures for the Fund since inception. The proceeds were recycled into pure government bond duration across a range of developed world bond markets, with a particular focus on the U.S. Within headline duration, we reduced the corporate bond duration contribution such that, as of the time of writing, the Fund now behaves very much as a core duration bond fund, even during the credit rout at the end of June.

DERIVITAVES USAGE

The Fund makes use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. We use futures as a liquid and straightforward way of either reducing or increasing the Fund’s duration. Currency forwards are used to hedge the Fund’s foreign currency back to the U.S. dollar. In aggregate, these positions detracted from performance during the period.

Janus Investment Fund	1

Janus Henderson Developed World Bond Fund (unaudited)

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

From here there seem to be two key debates for fixed income for the rest of 2022: Was the June 2022 rates peak the cyclical high in bond yields? We think, “Yes.” And are credit spreads already wide enough to compensate for recession risk? We think, “No.”

We continue to worry about the performance of risk assets: The worst of the growth downturn, we believe, will be felt later this year, at a time when the systemic risks remain profound – geopolitics, energy policy, viruses, etc. This is before any endogenous problems that typically emerge from financial markets during these kinds of downturns. The severity of any recession is never easy to predict, but the global nature of this downturn, the energy squeeze on the real economy combined with central banks simultaneously tightening simultaneous with the downturn in growth substantially increases the risk of a hard landing.

Thank you for your continued investment in the Janus Henderson Developed World Bond Fund.

2	JUNE 30, 2022

Janus Henderson Developed World Bond Fund (unaudited)

Fund At A Glance

June 30, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.58%	2.58%
Class A Shares MOP	2.46%	2.46%
Class C Shares**	1.89%	1.89%
Class D Shares	2.77%	2.77%
Class I Shares	3.00%	3.00%
Class N Shares	2.97%	2.97%
Class S Shares	2.01%	2.50%
Class T Shares	2.72%	2.72%
Weighted Average Maturity		7.2 Years
Average Effective Duration***		8.4 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	14.5%
AA	10.2%
A	6.4%
BBB	14.0%
BB	10.4%
B	1.6%
Not Rated	37.2%
Other	5.7%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Foreign Government Bonds	43.5%
Corporate Bonds	38.0%
United States Treasury Notes/Bonds	11.9%
Investment Companies	2.9%
Bank Loans and Mezzanine Loans	0.4%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Asset-Backed/Commercial Mortgage-Backed Securities	0.2%
Other	2.9%
100.0%

Janus Investment Fund	3

Janus Henderson Developed World Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-12.28%	1.23%	3.41%	4.19%	0.92%	0.82%
Class A Shares at MOP	-16.49%	0.25%	2.91%	3.92%
Class C Shares at NAV	-12.91%	0.49%	2.64%	3.39%	1.63%	1.57%
Class C Shares at CDSC	-13.78%	0.49%	2.64%	3.39%
Class D Shares	-12.06%	1.42%	3.50%	4.24%	0.70%	0.69%
Class I Shares	-12.01%	1.49%	3.66%	4.34%	0.65%	0.57%
Class N Shares	-11.87%	1.54%	3.62%	4.30%	0.56%	0.56%
Class S Shares	-12.38%	1.08%	3.28%	4.12%	1.66%	1.07%
Class T Shares	-12.17%	1.31%	3.44%	4.21%	0.81%	0.81%
Bloomberg Global Aggregate Credit Index (USD Hedged)	-12.75%	1.18%	2.65%	3.74%
Morningstar Quartile - Class A Shares	3rd	1st	1st	1st
Morningstar Ranking - based on total returns for World Bond - USD Hedged Funds	102/132	17/97	6/78	16/50

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

4	JUNE 30, 2022

Janus Henderson Developed World Bond Fund (unaudited)

Performance

Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Strategic Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on September 30, 2003. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on April 29, 2011 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to April 29, 2011, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – September 30, 2003

‡ As stated in the prospectus. Net expense ratios reflect the expense waivers, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Developed World Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class A Shares	$1,000.00	$877.40	$3.82	$1,000.00	$1,020.73	$4.11	0.82%
Class C Shares	$1,000.00	$874.30	$6.97	$1,000.00	$1,017.36	$7.50	1.50%
Class D Shares	$1,000.00	$879.00	$3.21	$1,000.00	$1,021.37	$3.46	0.69%
Class I Shares	$1,000.00	$879.00	$2.61	$1,000.00	$1,022.02	$2.81	0.56%
Class N Shares	$1,000.00	$879.40	$2.56	$1,000.00	$1,022.07	$2.76	0.55%
Class S Shares	$1,000.00	$876.40	$4.75	$1,000.00	$1,019.74	$5.11	1.02%
Class T Shares	$1,000.00	$877.50	$3.58	$1,000.00	$1,020.98	$3.86	0.77%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 0.2%
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40((cost $6,918,326)	3,750,077	GBP	$4,799,276
Bank Loans and Mezzanine Loans– 0.4%
Consumer Non-Cyclical – 0.4%
IVC Acquisition Ltd,
Sterling Overnight Index Average + 4.5000%, 5.3091%, 2/13/26ƒ,‡(cost$12,234,990)	8,857,500	GBP	9,765,355
Corporate Bonds– 38.0%
Banking – 4.5%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	$9,780,000		10,780,863
Barclays PLC, 5.2000%, 5/12/26	246,000		244,950
BNP Paribas SA, 1.8750%, 12/14/27	10,500,000	GBP	11,298,513
Cooperatieve Rabobank UA, 3.7500%, 7/21/26	4,022,000		3,834,996
Cooperatieve Rabobank UA/Australia, 4.2500%, 5/12/26	2,000,000	AUD	1,359,585
Deutsche Bank AG / New York, SOFR + 1.7180%, 3.0350%, 5/28/32‡	5,043,000		3,990,080
Goldman Sachs Group Inc, 4.0000%, 5/2/24	5,270,000	AUD	3,605,451
ING Groep NV, US Treasury Yield Curve Rate 5 Year + 2.8620%, 4.2500%‡,µ	2,059,000		1,404,030
Lloyds Banking Group PLC, 4.0000%, 3/7/25	4,400,000	AUD	2,949,880
Lloyds Banking Group PLC, 1.8750%, 1/15/26	6,000,000	GBP	6,872,436
Lloyds Banking Group PLC, 4.2500%, 11/22/27	2,190,000	AUD	1,397,441
Lloyds Banking Group PLC,
US Treasury Yield Curve Rate 1 Year + 1.8000%, 3.7500%, 3/18/28‡	5,540,000		5,272,293
Lloyds Banking Group PLC, 4.3750%, 3/22/28	3,000,000		2,914,968
Lloyds Banking Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.4000%, 2.7070%, 12/3/35‡	8,508,000	GBP	8,111,610
Lloyds Banking Group PLC,
US Treasury Yield Curve Rate 5 Year + 1.5000%, 3.3690%, 12/14/46‡	7,608,000		5,395,469
Nationwide Building Society, 4.0000%, 9/14/26 (144A)	6,953,000		6,696,610
Nationwide Building Society, 10.2500%‡,µ	850,000	GBP	1,467,428
Royal Bank of Scotland Group PLC, 6.0000%, 12/19/23	3,500,000		3,562,146
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	2,600,000		2,611,459
Royal Bank of Scotland Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.5500%, 3.6220%, 8/14/30‡	11,700,000	GBP	13,356,566
Stichting AK Rabobank Certificaten, 6.5000%‡,µ	2,235,325	EUR	2,270,870
			99,397,644
Basic Industry – 0.3%
Smurfit Kappa Treasury ULC, 1.5000%, 9/15/27	3,670,000	EUR	3,424,200
Smurfit Kappa Treasury ULC, 1.0000%, 9/22/33	1,000,000	EUR	744,446
Symrise AG, 1.3750%, 7/1/27	3,731,000	EUR	3,601,796
			7,770,442
Brokerage – 0.5%
Intercontinental Exchange Inc, 1.8500%, 9/15/32	7,797,000		6,081,283
LSEGA Financing PLC, 1.3750%, 4/6/26 (144A)	5,000,000		4,489,271
			10,570,554
Capital Goods – 1.1%
Ball Corp, 4.8750%, 3/15/26	1,730,000		1,701,888
Ball Corp, 2.8750%, 8/15/30	18,532,000		14,916,526
Ball Corp, 3.1250%, 9/15/31	9,203,000		7,423,508
			24,041,922
Communications – 8.0%
American Tower Corp, 3.6000%, 1/15/28	7,580,000		7,087,354
American Tower Corp, 3.8000%, 8/15/29	2,896,000		2,658,192
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 6/1/29 (144A)	1,534,000		1,371,151
Cellnex Finance Co SA, 3.8750%, 7/7/41 (144A)	3,385,000		2,318,082
Cellnex Telecom SA, 1.8750%, 6/26/29	17,600,000	EUR	14,082,102
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.2000%, 3/15/28	6,580,000		6,147,694
Crown Castle International Corp, 3.6500%, 9/1/27	1,883,000		1,783,290
Crown Castle International Corp, 3.8000%, 2/15/28	1,990,000		1,877,517
Crown Castle International Corp, 3.1000%, 11/15/29	2,801,000		2,472,691

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications– (continued)
Crown Castle International Corp, 2.2500%, 1/15/31	$4,508,000		$3,656,602
Deutsche Telekom International Finance BV, 1.5000%, 4/3/28	2,800,000	EUR	2,762,834
Deutsche Telekom International Finance BV, 4.3750%, 6/21/28 (144A)	10,600,000		10,568,529
Lorca Telecom Bondco SA, 4.0000%, 9/18/27 (144A)	820,000	EUR	717,182
Netflix Inc, 4.8750%, 4/15/28	2,126,000		2,000,672
Netflix Inc, 5.8750%, 11/15/28	12,900,000		12,612,459
Netflix Inc, 3.8750%, 11/15/29	1,980,000	EUR	1,866,040
Netflix Inc, 3.6250%, 6/15/30	4,030,000	EUR	3,642,024
Netflix Inc, 4.8750%, 6/15/30 (144A)	1,443,000		1,320,699
Orange SA, 1.0000%, 5/12/25	4,100,000	EUR	4,151,895
Orange SA, 1.3750%, 1/16/30	5,500,000	EUR	5,215,635
SBA Communications Corp, 3.1250%, 2/1/29	5,373,000		4,397,800
Sirius XM Radio Inc, 5.0000%, 8/1/27 (144A)	2,106,000		1,953,357
Sirius XM Radio Inc, 4.0000%, 7/15/28 (144A)	10,416,000		9,009,840
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	6,067,000		5,528,554
Sirius XM Radio Inc, 4.1250%, 7/1/30 (144A)	6,171,000		5,153,957
Sky Ltd, 2.5000%, 9/15/26	1,015,000	EUR	1,065,728
T-Mobile USA Inc, 4.7500%, 2/1/28	933,000		904,273
T-Mobile USA Inc, 2.6250%, 2/15/29	1,794,000		1,510,166
T-Mobile USA Inc, 3.8750%, 4/15/30	9,017,000		8,415,170
Vantage Towers AG, 0.3750%, 3/31/27	4,000,000	EUR	3,611,383
Vantage Towers AG, 0.7500%, 3/31/30	2,300,000	EUR	1,859,535
Verizon Communications Inc, 4.5000%, 8/17/27	12,840,000	AUD	8,527,449
Verizon Communications Inc, 2.3500%, 3/23/28	5,000,000	AUD	2,896,770
Verizon Communications Inc, 2.6500%, 5/6/30	7,440,000	AUD	4,091,324
Virgin Media Secured Finance PLC, 5.2500%, 5/15/29	7,229,000	GBP	7,502,805
Virgin Media Secured Finance PLC, 4.1250%, 8/15/30 (144A)	2,500,000	GBP	2,422,167
Virgin Media Vendor Financing, 4.8750%, 7/15/28 (144A)	785,000	GBP	764,334
Virgin Media Vendor Financing Notes III DAC, 4.8750%, 7/15/28	2,865,000	GBP	2,789,577
Vodafone Group PLC, 3.2500%, 12/13/22	3,600,000	AUD	2,483,588
WMG Acquisition Corp, 3.8750%, 7/15/30 (144A)	1,990,000		1,654,785
WP/AP Telecom Holdings IV BV, 3.7500%, 1/15/29 (144A)	6,190,000	EUR	5,300,500
Ziggo BV, 4.8750%, 1/15/30 (144A)	5,450,000		4,621,283
Ziggo BV, 3.3750%, 2/28/30	6,800,000	EUR	4,981,831
			179,758,820
Consumer Cyclical – 4.2%
1011778 BC ULC / New Red Finance Inc, 3.5000%, 2/15/29 (144A)	4,633,000		3,921,927
Compass Group PLC, 2.0000%, 7/3/29	5,100,000	GBP	5,641,576
Co-Operative Group Holdings 2011 Ltd, 7.5000%, 7/8/26Ç	1,850,000	GBP	1,998,494
Co-Operative Group Ltd, 5.1250%, 5/17/24	5,900,000	GBP	6,692,550
Experian Finance PLC, 4.2500%, 2/1/29 (144A)	8,562,000		8,398,073
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	9,263,000		8,160,677
Experian Finance PLC, 3.2500%, 4/7/32	830,000	GBP	959,041
GLP Capital LP / GLP Financing II Inc, 5.7500%, 6/1/28	1,482,000		1,447,618
GLP Capital LP / GLP Financing II Inc, 3.2500%, 1/15/32	7,169,000		5,745,740
Levi Strauss & Co, 3.5000%, 3/1/31 (144A)#	8,000,000		6,540,000
Service Corp International/US, 4.6250%, 12/15/27	6,882,000		6,469,080
Service Corp International/US, 5.1250%, 6/1/29	1,994,000		1,878,727
Service Corporation International, 4.0000%, 5/15/31	6,752,000		5,764,520
Service Corporation International/US, 3.3750%, 8/15/30	9,803,000		8,026,206
Sodexo SA, 0.7500%, 4/14/27	380,000	EUR	360,714
Sodexo SA, 1.7500%, 6/26/28	6,400,000	GBP	7,056,568
Sodexo SA, 1.0000%, 4/27/29	5,300,000	EUR	4,788,071
Tesco Corporate Treasury Services, 2.7500%, 4/27/30	3,200,000	GBP	3,393,473
Verisure Holding AB, 3.8750%, 7/15/26 (144A)	4,760,000	EUR	4,360,598
Verisure Holding AB, 3.2500%, 2/15/27 (144A)	1,245,000	EUR	1,076,113
VICI Properties LP / VICI Note Co Inc, 3.7500%, 2/15/27 (144A)	707,000		621,858
			93,301,624

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Non-Cyclical – 6.4%
Anheuser-Busch InBev Worldwide Inc, 4.1000%, 9/6/27	2,840,000	AUD	$1,889,557
Anheuser-Busch InBev Worldwide Inc, 3.5000%, 6/1/30	$3,680,000		3,449,497
Aramark Services Inc, 5.0000%, 4/1/25 (144A)	445,000		426,375
Avantor Funding Inc, 3.8750%, 7/15/28	4,730,000	EUR	4,289,373
Avantor Funding Inc, 3.8750%, 7/15/28 (144A)	4,590,000	EUR	4,162,415
Avantor Funding Inc, 4.6250%, 7/15/28 (144A)	6,659,000		6,104,305
Bacardi Ltd, 4.4500%, 5/15/25 (144A)	3,873,000		3,834,403
Bacardi Ltd, 4.7000%, 5/15/28 (144A)	4,806,000		4,746,807
Catalent Pharma Solutions Inc, 2.3750%, 3/1/28	6,110,000	EUR	5,217,937
Catalent Pharma Solutions Inc, 3.1250%, 2/15/29 (144A)	4,016,000		3,294,860
Catalent Pharma Solutions Inc, 3.5000%, 4/1/30 (144A)	5,140,000		4,193,877
Coca-Cola Co, 3.2500%, 6/11/24	4,990,000	AUD	3,396,706
Coca-Cola Co, 2.1250%, 9/6/29	5,330,000		4,757,857
Diageo Capital PLC, 1.3750%, 9/29/25	5,000,000		4,665,113
Diageo Capital PLC, 2.0000%, 4/29/30	1,709,000		1,457,905
Diageo Finance PLC, 1.7500%, 10/12/26	6,600,000	GBP	7,607,732
Elanco Animal Health Inc, 6.4000%, 8/28/28	4,920,000		4,683,348
HCA Inc, 5.0000%, 3/15/24	67,000		67,302
HCA Inc, 5.2500%, 6/15/26	1,585,000		1,576,951
HCA Inc, 4.1250%, 6/15/29	4,675,000		4,262,597
Heineken NV, 3.5000%, 1/29/28 (144A)	2,320,000		2,237,487
Heineken NV, 2.0200%, 5/12/32	2,800,000	EUR	2,634,784
Hologic Inc, 3.2500%, 2/15/29 (144A)	14,746,000		12,603,406
IQVIA Inc, 5.0000%, 5/15/27 (144A)	10,407,000		9,846,063
Keurig Dr Pepper Inc, 3.2000%, 5/1/30	929,000		831,121
Kimberly-Clark Corp, 3.1000%, 3/26/30	1,737,000		1,623,702
McCormick & Co Inc/MD, 3.4000%, 8/15/27	6,153,000		5,878,975
Nestle Finance International Ltd, 2.2500%, 11/30/23	6,600,000	GBP	7,986,463
Nestle Holdings Inc, 3.9000%, 9/24/38 (144A)	13,745,000		12,716,676
PepsiCo Inc, 2.6250%, 7/29/29	2,695,000		2,495,174
Tesco PLC, 6.1500%, 11/15/37 (144A)	2,001,000		2,074,953
Unilever PLC, 1.5000%, 7/22/26	2,350,000	GBP	2,698,391
Zoetis Inc, 3.9000%, 8/20/28	2,450,000		2,371,755
Zoetis Inc, 2.0000%, 5/15/30	4,547,000		3,806,686
			143,890,553
Government Sponsored – 1.3%
Kreditanstalt fuer Wiederaufbau, 3.2000%, 9/11/26	30,000,000	AUD	20,033,136
Kreditanstalt fuer Wiederaufbau, 3.2000%, 3/15/28	13,660,000	AUD	8,916,706
			28,949,842
Insurance – 3.7%
Allianz SE,
US Treasury Yield Curve Rate 5 Year + 2.1650%, 3.2000% (144A)‡,µ	13,600,000		9,928,000
Anthem Inc, 2.2500%, 5/15/30	2,905,000		2,482,295
Athene Global Funding, 2.6460%, 10/4/31 (144A)	5,510,000		4,395,025
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.7000%, 4.0000%, 6/3/55‡	2,320,000	GBP	2,273,031
AXA SA, SONIA Interest Rate Benchmark + 3.2700%, 5.6250%, 1/16/54‡	724,000	GBP	833,186
BUPA Finance PLC, 5.0000%, 12/8/26	8,200,000	GBP	9,897,925
BUPA Finance PLC, 4.1250%, 6/14/35	13,150,000	GBP	13,300,381
BUPA Finance PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.1700%, 4.0000%‡,µ	8,352,000	GBP	6,780,365
Centene Corp, 3.0000%, 10/15/30	3,876,000		3,212,235
Centene Corp, 2.5000%, 3/1/31	14,398,000		11,428,556
Centene Corp, 2.6250%, 8/1/31	11,472,000		9,125,976
Legal & General Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 5.2500%, 4.5000%, 11/1/50‡	920,000	GBP	1,005,713
Phoenix Group Holdings PLC, 4.1250%, 7/20/22	1,600,000	GBP	1,947,722
Phoenix Group Holdings PLC, 6.6250%, 12/18/25	2,412,000	GBP	3,034,606
Scottish Widows Ltd, 5.5000%, 6/16/23	2,500,000	GBP	3,068,589

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Insurance– (continued)
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	$790,966
			83,504,571
Real Estate Investment Trusts (REITs) – 0.2%
Digital Intrepid Holdings BV, 0.6250%, 7/15/31	4,710,000	EUR	3,476,807
Supranational – 1.1%
European Investment Bank, 2.7000%, 1/12/23	10,000,000	AUD	6,901,598
European Investment Bank, 3.2500%, 1/29/24	$17,000,000		17,054,400
			23,955,998
Technology – 6.7%
Alphabet Inc, 2.0500%, 8/15/50	5,947,000		3,986,934
CrowdStrike Holdings Inc, 3.0000%, 2/15/29#	5,781,000		5,000,565
DELL International LLC / EMC Corp, 6.0200%, 6/15/26	9,310,000		9,663,378
Equinix Inc, 3.2000%, 11/18/29	15,299,000		13,590,680
Experian Finance PLC, 2.1250%, 9/27/24	3,500,000	GBP	4,152,563
Fiserv Inc, 2.2500%, 7/1/25	1,310,000	GBP	1,527,392
Fiserv Inc, 3.5000%, 7/1/29	2,190,000		1,997,690
Fiserv Inc, 1.6250%, 7/1/30	3,470,000	EUR	3,173,626
Gartner Inc, 3.7500%, 10/1/30 (144A)	4,237,000		3,606,746
Iron Mountain Inc, 4.8750%, 9/15/29 (144A)	4,374,000		3,717,594
Iron Mountain Inc, 4.5000%, 2/15/31 (144A)	1,872,000		1,529,695
Microsoft Corp, 2.5250%, 6/1/50	20,000,000		14,730,526
MSCI Inc, 4.0000%, 11/15/29 (144A)	2,026,000		1,795,705
MSCI Inc, 3.6250%, 9/1/30 (144A)	2,483,000		2,070,025
MSCI Inc, 3.8750%, 2/15/31 (144A)	1,782,000		1,523,610
MSCI Inc, 3.6250%, 11/1/31 (144A)	3,352,000		2,759,192
NVIDIA Corp, 0.5840%, 6/14/24	7,000,000		6,644,916
NVIDIA Corp, 3.2000%, 9/16/26	1,627,000		1,609,415
NVIDIA Corp, 1.5500%, 6/15/28	7,000,000		6,131,959
NVIDIA Corp, 2.0000%, 6/15/31	14,000,000		11,886,467
Oracle Corp, 2.9500%, 4/1/30	6,440,000		5,499,746
Oracle Corp, 3.6000%, 4/1/50	4,441,000		3,084,977
PayPal Holdings Inc, 2.8500%, 10/1/29	2,440,000		2,207,818
S&P Global Inc, 4.2500%, 5/1/29 (144A)	5,510,000		5,448,812
S&P Global Inc, 2.9000%, 3/1/32 (144A)	3,670,000		3,270,763
salesforce.com Inc, 3.7000%, 4/11/28	2,252,000		2,225,887
salesforce.com Inc, 1.9500%, 7/15/31	6,764,000		5,745,398
VMware Inc, 4.5000%, 5/15/25	4,100,000		4,111,107
VMware Inc, 1.4000%, 8/15/26	2,245,000		1,986,177
VMware Inc, 3.9000%, 8/21/27	4,698,000		4,509,395
VMware Inc, 4.7000%, 5/15/30	7,315,000		7,053,040
Workday Inc, 3.8000%, 4/1/32#	4,950,000		4,522,693
			150,764,491
Total Corporate Bonds (cost $1,000,398,776)			849,383,268
Foreign Government Bonds– 43.5%
Australia Government Bond, 2.7500%, 4/21/24	53,129,000	AUD	36,738,961
Australia Government Bond, 0.2500%, 11/21/24	105,000,000	AUD	67,998,927
Australia Government Bond, 0.2500%, 11/21/25	55,500,000	AUD	34,662,574
Australia Government Bond, 3.2500%, 4/21/29	54,000,000	AUD	36,655,530
Australia Government Bond, 1.0000%, 11/21/31	80,000,000	AUD	43,621,722
Australia Government Bond, 2.7500%, 5/21/41	35,145,000	AUD	20,643,624
Australia Government Bond, 1.7500%, 6/21/51	12,500,000	AUD	5,477,520
Canadian Government Bond, 1.0000%, 9/1/26	55,000,000	CAD	39,248,889
Canadian Government Bond, 1.5000%, 6/1/31	100,000,000	CAD	67,344,522
Federal Republic of Germany Bond, 0%, 10/9/26	82,000,000	EUR	82,407,259
Federal Republic of Germany Bond, 0%, 2/15/31	30,000,000	EUR	28,190,155
Federal Republic of Germany Bond, 0%, 2/15/32	50,000,000	EUR	46,028,312
French Republic Government Bond OAT, 0%, 5/25/32	60,000,000	EUR	51,967,979
Kingdom of Sweden Government Bond, 1.0000%, 11/12/26	540,000,000	SEK	51,003,608

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts			Value
Foreign Government Bonds– (continued)
Kingdom of Sweden Government Bond, 0.1250%, 5/12/31 (144A)	400,000,000	SEK	$34,008,402
Kingdom of the Netherlands Government Bond, 0.5000%, 7/15/32 (144A)	50,000,000	EUR	46,511,872
New Zealand Government Bond, 2.7500%, 4/15/25	33,000,000	NZD	20,150,975
New Zealand Government Bond, 0.5000%, 5/15/26	60,000,000	NZD	33,257,543
New Zealand Government Bond, 3.0000%, 4/20/29	20,000,000	NZD	11,903,183
New Zealand Government Bond, 1.5000%, 5/15/31	33,000,000	NZD	17,004,645
Swiss Confederation Government Bond, 0.5000%, 5/27/30	47,000,000	CHF	48,052,761
Swiss Confederation Government Bond, 0.5000%, 6/27/32	40,000,000	CHF	39,807,229
Swiss Confederation Government Bond, 0%, 6/26/34	22,000,000	CHF	20,273,651
United Kingdom Gilt, 1.2500%, 7/22/27	50,000,000	GBP	58,916,301
United Kingdom Gilt, 4.2500%, 6/7/32	18,000,000	GBP	25,760,311
United Kingdom Gilt, 0.6250%, 10/22/50	6,000,000	GBP	4,455,141
Total Foreign Government Bonds (cost $1,107,680,221)			972,091,596
United States Treasury Notes/Bonds– 11.9%
1.2500%, 11/30/26	$48,000,000		44,446,875
1.5000%, 1/31/27	38,000,000		35,479,531
2.5000%, 3/31/27	78,000,000		76,101,797
2.7500%, 4/30/27	46,700,000		46,068,821
2.8750%, 5/15/32	44,250,000		43,752,187
2.8750%, 5/15/52	20,056,100		18,943,613
Total United States Treasury Notes/Bonds (cost $270,347,549)			264,792,824
Investment Companies– 2.9%
Money Markets – 2.9%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $64,590,245)	64,588,049		64,594,507
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	4,308,311		4,308,311
Time Deposits – 0%
Royal Bank of Canada, 1.5600%, 7/1/22	$1,077,078		1,077,078
Total Investments Purchased with Cash Collateral from Securities Lending (cost $5,385,389)			5,385,389
Total Investments (total cost $2,467,555,496) – 97.1%			2,170,812,215
Cash, Receivables and Other Assets, net of Liabilities – 2.9%			63,741,916
Net Assets – 100%			$2,234,554,131

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2022

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$786,875,238	36.2%
United Kingdom	293,293,901	13.5
Australia	245,798,858	11.3
Germany	221,897,725	10.2
Switzerland	116,120,104	5.4
Canada	110,515,338	5.1
Sweden	90,448,721	4.2
France	85,672,561	3.9
New Zealand	82,316,346	3.8
Netherlands	75,157,238	3.5
Supranational	23,955,998	1.1
Spain	17,117,366	0.8
Bermuda	8,581,210	0.4
Ireland	7,722,557	0.4
Belgium	5,339,054	0.2

Total	$2,170,812,215	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 2.9%
Money Markets - 2.9%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$230,051	$(9,957)	$2,860	$64,594,507
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	6,809∆	-	-	4,308,311
Total Affiliated Investments - 3.1%	$236,860	$(9,957)	$2,860	$68,902,818

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 2.9%
Money Markets - 2.9%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	192,922,122	1,662,140,458	(1,790,460,976)	64,594,507
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	3,924,662	223,105,367	(222,721,718)	4,308,311

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2022

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	7/20/22	20,682,873	$(14,921,555)	$(646,599)
Australian Dollar	7/20/22	(161,441,906)	115,307,818	3,883,446
Australian Dollar	8/17/22	249,349	(171,717)	425
Australian Dollar	8/17/22	2,532,519	(1,789,572)	(41,208)
Australian Dollar	8/17/22	(2,069,947)	1,461,182	32,162
Australian Dollar	8/17/22	(159,407,008)	110,009,129	(40,032)
Australian Dollar	9/21/22	109,375	(76,004)	(474)
Australian Dollar	9/21/22	(160,702,834)	112,052,192	1,077,557
British Pound	7/20/22	18,073,902	(22,330,077)	(325,915)
British Pound	7/20/22	(88,155,040)	110,226,253	2,901,453
British Pound	8/17/22	271,219	(327,606)	2,784
British Pound	8/17/22	38,746,555	(48,316,915)	(1,117,004)
British Pound	8/17/22	(95,395,728)	116,676,288	468,020
British Pound	8/17/22	(2,641,600)	3,192,249	(25,669)
British Pound	9/21/22	2,692,400	(3,274,411)	7,714
British Pound	9/21/22	6,117,604	(7,518,357)	(60,794)
British Pound	9/21/22	(5,040,505)	6,166,684	22,141
British Pound	9/21/22	(87,075,454)	105,431,690	(716,172)
Canadian Dollar	7/20/22	(48,803,368)	38,017,914	98,301
Canadian Dollar	8/17/22	750,000	(582,614)	180
Canadian Dollar	8/17/22	(48,803,368)	37,489,557	(433,565)
Canadian Dollar	9/21/22	(48,803,368)	37,735,813	(190,448)
Euro	7/20/22	37,269,754	(39,581,354)	(486,385)
Euro	7/20/22	(169,764,602)	179,723,814	1,645,321
Euro	8/17/22	6,257,727	(6,547,457)	31,338
Euro	8/17/22	54,362,547	(57,998,674)	(846,923)
Euro	8/17/22	(11,916,913)	12,753,922	225,582
Euro	8/17/22	(152,919,087)	160,587,628	(177,344)
Euro	9/21/22	22,162,655	(23,329,110)	31,770
Euro	9/21/22	31,004,078	(32,827,670)	(147,356)
Euro	9/21/22	(25,781,548)	27,229,388	53,960
Euro	9/21/22	(132,494,848)	138,593,341	(1,064,846)
New Zealand Dollar	7/20/22	(47,957,960)	30,836,680	901,331

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2022

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
New Zealand Dollar	8/17/22	397,579	$(252,109)	$(4,033)
New Zealand Dollar	8/17/22	(47,957,960)	29,949,255	25,021
New Zealand Dollar	9/21/22	(47,957,960)	29,920,864	11,096
Swedish Krona	7/20/22	(250,511,475)	25,450,098	933,768
Swedish Krona	8/17/22	120,362,062	(11,902,606)	(107,728)
Swedish Krona	8/17/22	(378,201,230)	37,553,436	491,613
Swedish Krona	9/21/22	(101,671,433)	10,043,173	63,176
Swedish Krona	9/21/22	(250,511,475)	24,485,713	(104,319)
Swiss Franc	7/20/22	(26,790,584)	27,375,684	(720,930)
Swiss Franc	8/17/22	152,750	(160,244)	305
Swiss Franc	8/17/22	(52,007,111)	52,351,970	(2,310,309)
Swiss Franc	9/21/22	130,000	(136,502)	521
Swiss Franc	9/21/22	(26,790,584)	27,456,113	(781,746)
Total				$2,559,186

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	4,024	9/30/22	$476,969,750	$(2,643,272)
10-Year Australian Bond	463	9/15/22	37,988,753	(120,837)
5 Year US Treasury Note	973	10/5/22	109,219,250	(934,993)
Long Gilt	1,270	9/30/22	176,179,789	(6,736,768)
Ultra 10-Year Treasury Note	351	9/30/22	44,708,625	(737,882)
Total				$(11,173,752)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2022

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$12,908,985	$ -	$12,908,985

Liability Derivatives:
Forward foreign currency exchange contracts	$10,349,799	$ -	$10,349,799
*Futures contracts	-	11,173,752	$11,173,752

Total Liability Derivatives	$10,349,799	$11,173,752	$21,523,551

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$(23,109,220)	$ (23,109,220)
Forward foreign currency exchange contracts	-	179,809,837	-	$179,809,837
Swap contracts	(501,438)	-	-	$ (501,438)

Total	$(501,438)	$179,809,837	$(23,109,220)	$156,199,179

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$(14,839,101)	$ (14,839,101)
Forward foreign currency exchange contracts	-	(27,017,490)	-	$ (27,017,490)
Swap contracts	179,091	-	-	$ 179,091

Total	$ 179,091	$ (27,017,490)	$(14,839,101)	$ (41,677,500)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2022

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2022

Credit default swaps:
Average notional amount - buy protection	$ 10,984,615
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	58,487,392
Average amounts sold - in USD	1,489,388,493
Futures contracts:
Average notional amount of contracts - long	277,543,385
Average notional amount of contracts - short	104,591,606

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$12,908,985	$(10,349,799)	$—	$2,559,186
JPMorgan Chase Bank, National Association	5,197,750	—	(5,197,750)	—

Total	$18,106,735	$(10,349,799)	$(5,197,750)	$2,559,186
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$10,349,799	$(10,349,799)	$—	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Global Aggregate Credit Index (USD Hedged)	Bloomberg Global Aggregate Credit Index (USD Hedged) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2022 is $283,776,615, which represents 12.7% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

18	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$4,799,276	$-
Bank Loans and Mezzanine Loans	-	9,765,355	-
Corporate Bonds	-	849,383,268	-
Foreign Government Bonds	-	972,091,596	-
United States Treasury Notes/Bonds	-	264,792,824	-
Investment Companies	-	64,594,507	-
Investments Purchased with Cash Collateral from Securities Lending	-	5,385,389	-
Total Investments in Securities	$-	$2,170,812,215	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	12,908,985	-
Total Assets	$-	$2,183,721,200	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$10,349,799	$-
Futures Contracts	11,173,752	-	-
Total Liabilities	$11,173,752	$10,349,799	$-

(a)

Other financial instruments include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	19

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities

June 30, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,398,656,940)(1)	$2,101,909,397
Affiliated investments, at value (cost $68,898,556)	68,902,818
Cash	10,901
Deposits with brokers for futures	14,768,552
Forward foreign currency exchange contracts	12,908,985
Variation margin receivable on futures contracts	12,204,485
Trustees' deferred compensation	65,408
Receivables:
Investments sold	50,288,934
Interest	12,019,138
Fund shares sold	9,937,618
Dividends from affiliates	63,844
Foreign tax reclaims	880
Other assets	165,404
Total Assets	2,283,246,364
Liabilities:
Foreign cash due to custodian (cost $141,128)	141,128
Collateral for securities loaned (Note 3)	5,385,389
Forward foreign currency exchange contracts	10,349,799
Payables:	—
Fund shares repurchased	16,271,330
Investments purchased	13,834,874
Advisory fees	704,327
Transfer agent fees and expenses	414,938
Dividends	231,690
Professional fees	71,165
Trustees' deferred compensation fees	65,408
Custodian fees	46,156
12b-1 Distribution and shareholder servicing fees	39,508
Trustees' fees and expenses	10,646
Affiliated fund administration fees payable	4,703
Accrued expenses and other payables	1,121,172
Total Liabilities	48,692,233
Net Assets	$2,234,554,131

See Notes to Financial Statements.

20	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities

June 30, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,598,177,929
Total distributable earnings (loss)	(363,623,798)
Total Net Assets	$2,234,554,131
Net Assets - Class A Shares	$81,661,875
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,493,857
Net Asset Value Per Share(2)	$8.60
Maximum Offering Price Per Share(3)	$9.03
Net Assets - Class C Shares	$26,901,487
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,149,342
Net Asset Value Per Share(2)	$8.54
Net Assets - Class D Shares	$29,811,569
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,467,863
Net Asset Value Per Share	$8.60
Net Assets - Class I Shares	$1,894,293,809
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	220,989,332
Net Asset Value Per Share	$8.57
Net Assets - Class N Shares	$126,444,837
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,747,339
Net Asset Value Per Share	$8.57
Net Assets - Class S Shares	$584,754
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	68,064
Net Asset Value Per Share	$8.59
Net Assets - Class T Shares	$74,855,800
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,714,088
Net Asset Value Per Share	$8.59

(1) Includes $5,197,750 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Developed World Bond Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Interest	$54,340,157
Dividends from affiliates	230,051
Affiliated securities lending income, net	6,809
Unaffiliated securities lending income, net	3,844
Other income	1,070,284
Total Investment Income	55,651,145
Expenses:
Advisory fees	13,222,461
12b-1 Distribution and shareholder servicing fees:
Class A Shares	273,534
Class C Shares	331,167
Class S Shares	1,360
Transfer agent administrative fees and expenses:
Class D Shares	40,569
Class S Shares	1,535
Class T Shares	266,078
Transfer agent networking and omnibus fees:
Class A Shares	155,749
Class C Shares	24,458
Class I Shares	2,306,723
Other transfer agent fees and expenses:
Class A Shares	6,608
Class C Shares	1,652
Class D Shares	6,371
Class I Shares	102,649
Class N Shares	4,693
Class S Shares	25
Class T Shares	1,383
Registration fees	241,922
Shareholder reports expense	155,338
Custodian fees	139,226
Professional fees	80,897
Affiliated fund administration fees	66,514
Trustees’ fees and expenses	47,404
Other expenses	257,424
Total Expenses	17,735,740
Less: Excess Expense Reimbursement and Waivers	(1,578,336)
Net Expenses	16,157,404
Net Investment Income/(Loss)	39,493,741

See Notes to Financial Statements.

22	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Statement of Operations

For the year ended June 30, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(98,559,371)
Investments in affiliates	(9,957)
Forward foreign currency exchange contracts	179,809,837
Futures contracts	(23,109,220)
Swap contracts	(501,438)
Total Net Realized Gain/(Loss) on Investments	57,629,851
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(397,454,248)
Investments in affiliates	2,860
Forward foreign currency exchange contracts	(27,017,490)
Futures contracts	(14,839,101)
Swap contracts	179,091
Total Change in Unrealized Net Appreciation/Depreciation	(439,128,888)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(342,005,296)

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Developed World Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$39,493,741	$39,812,295
Net realized gain/(loss) on investments	57,629,851	(34,196,564)
Change in unrealized net appreciation/depreciation	(439,128,888)	73,455,568
Net Increase/(Decrease) in Net Assets Resulting from Operations	(342,005,296)	79,071,299
Dividends and Distributions to Shareholders:
Class A Shares	(1,353,980)	(4,193,238)
Class C Shares	(178,692)	(1,436,555)
Class D Shares	(505,532)	(2,003,163)
Class I Shares	(34,599,590)	(79,060,449)
Class N Shares	(1,651,730)	(2,330,650)
Class S Shares	(6,612)	(20,071)
Class T Shares	(1,351,302)	(5,896,176)
Net Decrease from Dividends and Distributions to Shareholders	(39,647,438)	(94,940,302)
Capital Share Transactions:
Class A Shares	(20,275,944)	58,458,767
Class C Shares	(5,510,550)	(605,785)
Class D Shares	(4,565,825)	9,490,073
Class I Shares	69,051,910	815,113,216
Class N Shares	74,184,313	38,474,230
Class S Shares	150,839	309,474
Class T Shares	(29,914,527)	19,659,990
Net Increase/(Decrease) from Capital Share Transactions	83,120,216	940,899,965
Net Increase/(Decrease) in Net Assets	(298,532,518)	925,030,962
Net Assets:
Beginning of period	2,533,086,649	1,608,055,687
End of period	$2,234,554,131	$2,533,086,649

See Notes to Financial Statements.

24	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.93	$9.94	$9.69	$9.35	$9.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.17	0.14	0.18	0.21
Net realized and unrealized gain/(loss)	(1.33)	0.26	0.44	0.58	(0.12)
Total from Investment Operations	(1.21)	0.43	0.58	0.76	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.44)	(0.30)	(0.42)	(0.20)
Distributions (from capital gains)	—	—	(0.03)	—	—
Total Dividends and Distributions	(0.12)	(0.44)	(0.33)	(0.42)	(0.20)
Net Asset Value, End of Period	$8.60	$9.93	$9.94	$9.69	$9.35
Total Return*	(12.28)%	4.30%	6.07%	8.48%	0.99%
Net Assets, End of Period (in thousands)	$81,662	$116,629	$59,079	$51,463	$40,600
Average Net Assets for the Period (in thousands)	$109,414	$94,430	$59,858	$43,495	$43,700
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.92%	0.94%	0.99%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.83%	0.90%	0.99%	0.98%
Ratio of Net Investment Income/(Loss)	1.25%	1.69%	1.45%	1.98%	2.23%
Portfolio Turnover Rate	86%	37%	88%	42%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Developed World Bond Fund

Financial Highlights

Class C Shares
For a share outstanding during the year or period ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.85	$9.87	$9.63	$9.30	$9.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.10	0.07	0.12	0.14
Net realized and unrealized gain/(loss)	(1.31)	0.24	0.43	0.57	(0.12)
Total from Investment Operations	(1.26)	0.34	0.50	0.69	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.36)	(0.23)	(0.36)	(0.13)
Distributions (from capital gains)	—	—	(0.03)	—	—
Total Dividends and Distributions	(0.05)	(0.36)	(0.26)	(0.36)	(0.13)
Net Asset Value, End of Period	$8.54	$9.85	$9.87	$9.63	$9.30
Total Return*	(12.83)%	3.47%	5.26%	7.67%	0.25%
Net Assets, End of Period (in thousands)	$26,901	$36,918	$37,641	$37,165	$40,085
Average Net Assets for the Period (in thousands)	$34,064	$38,596	$37,191	$36,574	$39,996
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.59%	1.60%	1.64%	1.72%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.55%	1.62%	1.72%	1.72%
Ratio of Net Investment Income/(Loss)	0.54%	0.99%	0.74%	1.27%	1.48%
Portfolio Turnover Rate	86%	37%	88%	42%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.92	$9.93	$9.69	$9.34	$9.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.19	0.16	0.20	0.22
Net realized and unrealized gain/(loss)	(1.31)	0.25	0.43	0.59	(0.11)
Total from Investment Operations	(1.18)	0.44	0.59	0.79	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.45)	(0.32)	(0.44)	(0.22)
Distributions (from capital gains)	—	—	(0.03)	—	—
Total Dividends and Distributions	(0.14)	(0.45)	(0.35)	(0.44)	(0.22)
Net Asset Value, End of Period	$8.60	$9.92	$9.93	$9.69	$9.34
Total Return*	(12.06)%	4.43%	6.17%	8.78%	1.17%
Net Assets, End of Period (in thousands)	$29,812	$39,211	$30,219	$16,056	$8,848
Average Net Assets for the Period (in thousands)	$36,141	$42,506	$21,662	$10,281	$6,302
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.70%	0.75%	0.86%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.69%	0.73%	0.81%	0.79%
Ratio of Net Investment Income/(Loss)	1.40%	1.86%	1.65%	2.13%	2.39%
Portfolio Turnover Rate	86%	37%	88%	42%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Developed World Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.89	$9.91	$9.66	$9.32	$9.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.19	0.17	0.21	0.23
Net realized and unrealized gain/(loss)	(1.31)	0.25	0.43	0.58	(0.11)
Total from Investment Operations	(1.17)	0.44	0.60	0.79	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.46)	(0.32)	(0.45)	(0.23)
Distributions (from capital gains)	—	—	(0.03)	—	—
Total Dividends and Distributions	(0.15)	(0.46)	(0.35)	(0.45)	(0.23)
Net Asset Value, End of Period	$8.57	$9.89	$9.91	$9.66	$9.32
Total Return*	(12.01)%	4.46%	6.36%	8.77%	1.25%
Net Assets, End of Period (in thousands)	$1,894,294	$2,151,534	$1,348,740	$948,619	$659,214
Average Net Assets for the Period (in thousands)	$2,273,485	$1,744,298	$1,202,926	$732,591	$496,179
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.65%	0.68%	0.74%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.58%	0.65%	0.74%	0.72%
Ratio of Net Investment Income/(Loss)	1.52%	1.94%	1.71%	2.23%	2.47%
Portfolio Turnover Rate	86%	37%	88%	42%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.90	$9.91	$9.67	$9.32	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.19	0.18	0.21	0.23
Net realized and unrealized gain/(loss)	(1.33)	0.26	0.42	0.59	(0.12)
Total from Investment Operations	(1.18)	0.45	0.60	0.80	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.46)	(0.33)	(0.45)	(0.23)
Distributions (from capital gains)	—	—	(0.03)	—	—
Total Dividends and Distributions	(0.15)	(0.46)	(0.36)	(0.45)	(0.23)
Net Asset Value, End of Period	$8.57	$9.90	$9.91	$9.67	$9.32
Total Return*	(12.06)%	4.58%	6.32%	8.94%	1.19%
Net Assets, End of Period (in thousands)	$126,445	$69,800	$31,829	$5,789	$4,168
Average Net Assets for the Period (in thousands)	$100,399	$50,273	$19,208	$5,062	$2,007
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.56%	0.61%	0.71%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.56%	0.59%	0.67%	0.67%
Ratio of Net Investment Income/(Loss)	1.59%	1.94%	1.82%	2.31%	2.51%
Portfolio Turnover Rate	86%	37%	88%	42%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Developed World Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.91	$9.93	$9.69	$9.34	$9.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.15	0.13	0.18	0.20
Net realized and unrealized gain/(loss)	(1.32)	0.25	0.42	0.59	(0.12)
Total from Investment Operations	(1.22)	0.40	0.55	0.77	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.42)	(0.28)	(0.42)	(0.19)
Distributions (from capital gains)	—	—	(0.03)	—	—
Total Dividends and Distributions	(0.10)	(0.42)	(0.31)	(0.42)	(0.19)
Net Asset Value, End of Period	$8.59	$9.91	$9.93	$9.69	$9.34
Total Return*	(12.38)%	3.99%	5.83%	8.51%	0.85%
Net Assets, End of Period (in thousands)	$585	$527	$224	$158	$121
Average Net Assets for the Period (in thousands)	$614	$500	$201	$141	$70
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.50%	1.62%	2.55%	3.21%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.02%	1.06%	1.06%	1.05%
Ratio of Net Investment Income/(Loss)	1.06%	1.50%	1.31%	1.91%	2.12%
Portfolio Turnover Rate	86%	37%	88%	42%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

30	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.91	$9.93	$9.68	$9.34	$9.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.17	0.15	0.19	0.21
Net realized and unrealized gain/(loss)	(1.32)	0.25	0.44	0.58	(0.10)
Total from Investment Operations	(1.19)	0.42	0.59	0.77	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.44)	(0.31)	(0.43)	(0.22)
Distributions (from capital gains)	—	—	(0.03)	—	—
Total Dividends and Distributions	(0.13)	(0.44)	(0.34)	(0.43)	(0.22)
Net Asset Value, End of Period	$8.59	$9.91	$9.93	$9.68	$9.34
Total Return*	(12.17)%	4.23%	6.17%	8.59%	1.11%
Net Assets, End of Period (in thousands)	$74,856	$118,467	$100,323	$70,554	$30,023
Average Net Assets for the Period (in thousands)	$106,431	$131,360	$106,719	$45,901	$19,756
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.81%	0.84%	0.91%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.79%	0.83%	0.90%	0.88%
Ratio of Net Investment Income/(Loss)	1.31%	1.74%	1.52%	2.05%	2.31%
Portfolio Turnover Rate	86%	37%	88%	42%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Developed World Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct

32	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

institutional investors approved by Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

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securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

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currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap

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agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would

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be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at June 30, 2022.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

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Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2022.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as

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Notes to Financial Statements

a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities.

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Notes to Financial Statements

Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022” table located in the Fund’s Schedule of Investments.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase

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Notes to Financial Statements

agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $5,197,750. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $5,385,389, resulting in the net amount due to the counterparty of $187,639.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $500 Million	0.50
Above $1.5 Billion	0.45

The Fund’s actual investment advisory fee rate for the reporting period was 0.50% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (but excluding out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.57% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 31, 2021. Networking/omnibus fees and out-of-pocket transfer agency fees were not waived under the Fund’s prior expense limitation agreement. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Class S Shares’ average daily net assets. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $12,630.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class A Shares paid CDSCs of $127,278 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class C Shares paid CDSCs of $4,651.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 72,919,260	$ -	$(135,417,324)	$ -	$ -	$(1,148,153)	$(299,977,581)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(66,785,775)	$(68,631,549)	$ (135,417,324)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and straddle loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,470,789,796	$ 1,218,526	$(301,196,107)	$ (299,977,581)

Information on the tax components of derivatives as of June 30, 2022 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (8,493,730)	$ -	$ (120,836)	$ (120,836)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. Differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 39,647,438	$ -	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 94,940,302	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 12,090,473	$ 86,389,573	$ (98,480,046)

Capital has been adjusted by $12,090,473, none of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,724,450	$ 36,170,406	8,247,886	$ 82,966,547
Reinvested dividends and distributions	128,149	1,221,106	378,103	3,794,172
Shares repurchased	(6,109,525)	(57,667,456)	(2,820,240)	(28,301,952)
Net Increase/(Decrease)	(2,256,926)	$ (20,275,944)	5,805,749	$ 58,458,767
Class C Shares:
Shares sold	509,317	$ 4,920,366	1,360,416	$ 13,596,096
Reinvested dividends and distributions	17,675	165,894	130,435	1,301,199
Shares repurchased	(1,125,213)	(10,596,810)	(1,557,174)	(15,503,080)
Net Increase/(Decrease)	(598,221)	$ (5,510,550)	(66,323)	$ (605,785)
Class D Shares:
Shares sold	713,782	$ 6,955,172	3,132,766	$ 31,558,549
Reinvested dividends and distributions	51,468	489,636	195,089	1,957,862
Shares repurchased	(1,249,560)	(12,010,633)	(2,417,999)	(24,026,338)
Net Increase/(Decrease)	(484,310)	$ (4,565,825)	909,856	$ 9,490,073
Class I Shares:
Shares sold	120,461,770	$1,155,949,553	134,791,042	$1,345,843,218
Reinvested dividends and distributions	3,350,139	31,715,689	6,945,500	69,444,411
Shares repurchased	(120,336,993)	(1,118,613,332)	(60,371,629)	(600,174,413)
Net Increase/(Decrease)	3,474,916	$ 69,051,910	81,364,913	$ 815,113,216
Class N Shares:
Shares sold	11,532,890	$ 109,974,619	5,276,998	$ 52,771,404
Reinvested dividends and distributions	165,644	1,547,996	206,687	2,066,035
Shares repurchased	(4,004,887)	(37,338,302)	(1,641,725)	(16,363,209)
Net Increase/(Decrease)	7,693,647	$ 74,184,313	3,841,960	$ 38,474,230
Class S Shares:
Shares sold	24,245	$ 238,399	43,131	$ 436,940
Reinvested dividends and distributions	701	6,612	2,002	20,071
Shares repurchased	(10,017)	(94,172)	(14,520)	(147,537)
Net Increase/(Decrease)	14,929	$ 150,839	30,613	$ 309,474
Class T Shares:
Shares sold	2,830,394	$ 27,554,407	10,015,363	$ 100,449,246
Reinvested dividends and distributions	137,011	1,307,056	581,389	5,827,151
Shares repurchased	(6,204,046)	(58,775,990)	(8,750,663)	(86,616,407)
Net Increase/(Decrease)	(3,236,641)	$ (29,914,527)	1,846,089	$ 19,659,990

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,979,697,127	$1,847,568,819	$ 398,491,721	$ 238,103,438

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

50	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Developed World Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Developed World Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

Janus Investment Fund	53

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

54	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Janus Investment Fund	55

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

56	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

Janus Investment Fund	57

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Section 163(j) Interest Dividend	44%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

70	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	71

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

72	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	73

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

74	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jenna Barnard 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Developed World Bond Fund	6/17-Present (predecessor fund: since 12/08)	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Pattullo 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Developed World Bond Fund	6/17-Present (predecessor fund: since 12/08)	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

Janus Investment Fund	75

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

76	JUNE 30, 2022

Janus Henderson Developed World Bond Fund

Notes

NotesPage1

Janus Investment Fund	77

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93077 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Dividend & Income Builder Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Dividend & Income Builder Fund

Janus Henderson Dividend & Income Builder Fund (unaudited)

FUND SNAPSHOT

 A globally diversified portfolio of income-producing securities. The Fund combines dividend-paying equities of U.S. and non-U.S. companies with an allocation to fixed income securities, including but not exclusively, high-yield and investment-grade corporate bonds. The Fund employs a bottom-up stock selection process with asset allocation decisions driven by an assessment of the relative attractiveness of income opportunities and views on the market environment.

Alex Crooke co-portfolio manager	Faizan Baig co-portfolio manager	Ben Lofthouse co-portfolio manager	Jenna Barnard co-portfolio manager	John Pattullo co-portfolio manager

PERFORMANCE

For the 12-month period ended June 30, 2022, the Janus Henderson Dividend & Income Builder Fund Class I shares returned -10.23%. The Fund’s primary benchmark, the MSCI World IndexSM, returned -14.34%. The Fund’s secondary benchmark, the 75% MSCI World / 25% Bloomberg Global Aggregate Credit (USD Hedged) Index, returned -13.81%. The secondary benchmark is an internally calculated, hypothetical combination of total returns from the MSCI World Index (75%) and the Bloomberg Global Aggregate Credit (USD Hedged) Index (25%).

INVESTMENT ENVIRONMENT

High inflation – and central banks’ response to taming it – has been the focal story of the period. Early on, cost inflation hit profitability from many angles, including raw materials, freight, energy and wages. Some of the inflationary pressures at first appeared to be transitory and demand remained high, providing growth over the medium term. We continued to see strong dividend distributions and share buyback activity late in 2021, signaling confidence in business momentum despite near-term headwinds.

Global equities ended 2021 on a positive note, with the MSCI World Index up nearly 8%. Inflation pressures remained elevated, however: In the euro area, for instance, consumer prices in November increased at the highest rate since July 1991. Central banks around the world adopted an increasingly hawkish tone, with the European Central Bank (ECB) announcing it would reduce the pace of asset purchases under the Pandemic Emergency Purchase Programme from the first quarter of 2022, the Bank of England raising rates for the first time in three years and the U.S. Federal Reserve (Fed) doubling its tapering guidance and announcing three rate rises in 2022. Despite this, both the ECB and the Fed maintained their narrative of “transitory inflation,” expecting upward pressure to fade in 2022.

However, with Russia’s invasion of Ukraine early in 2022, oil, gas and commodities prices spiked, signaling further upward pressure on inflation. At this point the Fed finally acknowledged inflation was not transitory and made a hawkish pivot, raising rates 1.50% through the end of the period. Further, it communicated it was committed to bringing down inflation with future hikes. Markets repriced aggressively, impacting both equity and bond market performances. Apart from the U.S., declines drove all markets late in the period to valuations not seen since the early 1990s. In addition, returns on government bonds diverged from the growth outlook and also sold off, providing little protection from the risk rout.

Toward period end, we witnessed deterioration in economic growth and consumer sentiment, with an economic slowdown or recession seeming more likely as a result of tighter monetary policy.

PERFORMANCE DISCUSSION

During this turbulent period, the Fund’s focus on reasonable valuations, attractive dividends, strong cash flows and conservative balance sheets helped provide

Janus Investment Fund	1

Janus Henderson Dividend & Income Builder Fund (unaudited)

downside relief to strong declines seen across global equity markets.

Both stock selection and sector positioning contributed to the Fund’s relative outperformance over the period. Communication services was the weakest-performing sector in the index, and our stock selection and underweight in the sector was the largest contributor to relative results. In healthcare, our stock selection and sector overweight was additive, with pharmaceutical holding Merck & Co. among the Fund’s top individual contributors given its defensiveness, relative insulation against inflation and attractive valuations. The Fund’s stock selection and overweight in consumer staples also contributed: Our holding in Coca-Cola Company bolstered relative returns as it reported better-than-expected revenue and earnings growth, aided by its ability to pass along cost increases to consumers. Soft drinks are a staple that consumers tend to purchase even in a less certain economic environment, which has helped the stock perform more defensively.

In the index, utilities was the only sector to post a positive return over the period, but it was the Fund’s largest detractor at the sector level. Our holdings in European utilities declined as uncertainty increased around Russia’s control of natural gas for Germany and the risk of a shutdown followed by rationing. In information technology, our underweight to the sector was positive but our stock selection detracted from relative returns, with holdings in Samsung Electronics and Taiwan Semiconductor Manufacturing Co. among the largest individual detractors over the period. Semiconductor supply/demand conditions remained tight and inventories were low, which we believed provided a good backdrop for pricing and growth for the Fund’s semiconductor holdings. Our underweight in the real estate sector imposed a modest drag on relative performance.

OUTLOOK

The interplay between higher energy prices, inflation, economic growth and central bank policy will be very closely watched in the coming months. Sentiment has turned incrementally more negative regarding the outlook for global growth and demand, with equities being revalued downward ahead of negative revisions from analysts.

Within this context, we believe dividend-paying stocks with low valuations relative to the market, strong cash flows and conservative balance sheets should be well placed to weather this environment. A focus on sensible valuations is important, given growth in earnings is likely to provide less support to market valuations this year, while a focus on cash-generative dividend-paying stocks means that investors are being paid to wait during this period of high uncertainty.

The Fund remains at a discount to the market on key valuation metrics and recent market falls are providing opportunities to purchase quality companies with attractive dividend yields at low valuations. Dividend cover is strong for the portfolio and we continue to see signs of companies being more comfortable to distribute dividends. We remain optimistic about the income generation of the Fund for the remainder of the year.

Thank you for your continued investment in the Janus Henderson Dividend & Income Builder Fund.

2	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

June 30, 2022

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Shell PLC	2.16%	0.72%	Samsung Electronics Co Ltd	2.23%	-0.69%
Total SE	1.99%	0.59%	Alphawave IP Group PLC	0.68%	-0.57%
Merck & Co Inc	1.91%	0.55%	VF Corp	1.02%	-0.37%
Coca-Cola Co	1.91%	0.54%	Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1.88%	-0.35%
AstraZeneca PLC	2.37%	0.52%	Volvo AB	1.62%	-0.34%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	MSCI World Index
		Contribution	Average Weight	Average Weight
	Communication Services	1.84%	5.19%	8.38%
	Health Care	1.78%	14.90%	12.78%
	Consumer Staples	0.95%	10.13%	7.09%
	Consumer Discretionary	0.80%	8.16%	11.76%
	Industrials	0.28%	9.52%	10.21%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	MSCI World Index
		Contribution	Average Weight	Average Weight
	Utilities	-0.40%	4.29%	2.84%
	Information Technology	-0.34%	17.24%	22.45%
	Real Estate	-0.05%	1.09%	2.77%
	Other**	0.03%	2.91%	0.00%
	Energy	0.03%	4.22%	3.75%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.9%
AstraZeneca PLC
Pharmaceuticals	2.5%
Nestle SA (REG)
Food Products	2.5%
Sanofi
Pharmaceuticals	2.5%
GlaxoSmithKline PLC
Pharmaceuticals	2.4%
13.8%

Asset Allocation - (% of Net Assets)
Common Stocks	83.6%
Corporate Bonds	11.2%
Investment Companies	3.1%
Preferred Stocks	1.6%
Other	0.5%
100.0%

Emerging markets comprised 5.2% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of June 30, 2021

4	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-10.49%	3.15%	5.86%	1.24%	1.15%
Class A Shares at MOP	-15.61%	1.94%	5.31%
Class C Shares at NAV	-11.11%	2.37%	5.05%	2.00%	1.91%
Class C Shares at CDSC	-11.96%	2.37%	5.05%
Class D Shares	-10.33%	3.32%	6.01%	1.12%	0.99%
Class I Shares	-10.23%	3.38%	6.10%	0.99%	0.90%
Class N Shares	-10.14%	3.46%	6.08%	1.44%	0.84%
Class S Shares	-10.27%	3.26%	5.80%	6.50%	1.35%
Class T Shares	-10.41%	3.22%	5.90%	1.18%	1.09%
MSCI World Index	-14.34%	7.67%	9.48%
75% MSCI World / 25% Bloomberg Global Agg Credit (USD Hedged) Index	-13.81%	6.21%	7.83%
Morningstar Quartile - Class I Shares	2nd	3rd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	166/427	226/399	56/344

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

Janus Investment Fund	5

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 1, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – August 1, 2012

‡ As stated in the prospectus. Net expense ratios reflect the expense waivers, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021. See Financial Highlights for actual expense ratios during the reporting period.

6	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class A Shares	$1,000.00	$864.60	$5.50	$1,000.00	$1,018.89	$5.96	1.19%
Class C Shares	$1,000.00	$861.70	$8.72	$1,000.00	$1,015.42	$9.44	1.89%
Class D Shares	$1,000.00	$865.60	$4.72	$1,000.00	$1,019.74	$5.11	1.02%
Class I Shares	$1,000.00	$866.00	$4.49	$1,000.00	$1,019.98	$4.86	0.97%
Class N Shares	$1,000.00	$866.00	$4.12	$1,000.00	$1,020.38	$4.46	0.89%
Class S Shares	$1,000.00	$865.80	$4.21	$1,000.00	$1,020.28	$4.56	0.91%
Class T Shares	$1,000.00	$865.20	$5.18	$1,000.00	$1,019.24	$5.61	1.12%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– 11.2%
Banking – 1.0%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	$910,000	$1,003,127
Lloyds Banking Group PLC,
US Treasury Yield Curve Rate 5 Year + 1.5000%, 3.3690%, 12/14/46‡	571,000	404,944
		1,408,071
Capital Goods – 0.4%
Ball Corp, 2.8750%, 8/15/30	650,000	523,189
Communications – 4.1%
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 5/1/32	500,000	404,850
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.2000%, 3/15/28	1,000,000	934,300
Crown Castle International Corp, 3.8000%, 2/15/28	1,000,000	943,476
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	1,000,000	911,250
T-Mobile USA Inc, 3.8750%, 4/15/30	925,000	863,262
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	1,000,000	792,500
Ziggo BV, 4.8750%, 1/15/30 (144A)	1,000,000	847,942
		5,697,580
Consumer Cyclical – 0.5%
Service Corp International/US, 5.1250%, 6/1/29	800,000	753,752
Consumer Non-Cyclical – 3.0%
Anheuser-Busch InBev Worldwide Inc, 4.7500%, 1/23/29	1,500,000	1,526,045
Constellation Brands Inc, 3.1500%, 8/1/29	600,000	540,037
Elanco Animal Health Inc, 6.4000%, 8/28/28	450,000	428,355
HCA Inc, 3.5000%, 9/1/30	1,000,000	850,710
Sysco Corp, 5.9500%, 4/1/30	498,000	530,948
Tesco PLC, 6.1500%, 11/15/37 (144A)	314,000	325,605
		4,201,700
Insurance – 0.3%
Centene Corp, 3.3750%, 2/15/30	500,000	424,025
Real Estate Investment Trusts (REITs) – 0.7%
Digital Realty Trust LP, 3.6000%, 7/1/29	1,000,000	903,751
Technology – 1.2%
CrowdStrike Holdings Inc, 3.0000%, 2/15/29	950,000	821,750
MSCI Inc, 3.8750%, 2/15/31 (144A)	600,000	513,000
VMware Inc, 3.9000%, 8/21/27	353,000	338,829
		1,673,579
Total Corporate Bonds (cost $17,531,459)		15,585,647
Common Stocks– 83.6%
Automobiles – 1.8%
Daimler AG	23,906	1,383,190
Stellantis NV	91,341	1,128,579
		2,511,769
Banks – 3.8%
BAWAG Group AG (144A)*	32,570	1,370,535
ING Groep NV	155,514	1,536,760
Intesa Sanpaolo SpA	612,219	1,141,841
Lloyds Banking Group PLC	2,336,626	1,203,250
		5,252,386
Beverages – 3.6%
Coca-Cola Co	51,151	3,217,909
PepsiCo Inc	11,005	1,834,093
		5,052,002
Biotechnology – 0.9%
AbbVie Inc	8,553	1,309,977
Chemicals – 1.2%
Air Products & Chemicals Inc	7,273	1,749,011
Communications Equipment – 1.7%
Cisco Systems Inc	55,000	2,345,200

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Diversified Telecommunication Services – 2.4%
Deutsche Telekom AG	95,039	$1,886,679
TELUS Corp	63,876	1,422,941
		3,309,620
Electric Utilities – 2.2%
Enel SpA	220,370	1,205,318
Iberdrola SA	181,907	1,886,200
		3,091,518
Electrical Equipment – 2.1%
nVent Electric PLC	54,051	1,693,418
Schneider Electric SE	10,103	1,195,152
		2,888,570
Electronic Equipment, Instruments & Components – 1.2%
Corning Inc	51,387	1,619,204
Entertainment – 1.0%
Nintendo Co Ltd	3,300	1,427,422
Equity Real Estate Investment Trusts (REITs) – 1.0%
Crown Castle International Corp	8,167	1,375,159
Food Products – 3.7%
Mondelez International Inc	26,161	1,624,337
Nestle SA (REG)	29,913	3,492,409
		5,116,746
Health Care Equipment & Supplies – 1.2%
Medtronic PLC	18,202	1,633,630
Hotels, Restaurants & Leisure – 1.2%
McDonald's Corp	7,071	1,745,688
Industrial Conglomerates – 1.3%
Honeywell International Inc	10,215	1,775,469
Information Technology Services – 0.9%
Fidelity National Information Services Inc	14,360	1,316,381
Insurance – 6.4%
AIA Group Ltd	143,600	1,556,493
AXA SA	109,305	2,480,717
Direct Line Insurance Group PLC	353,870	1,084,053
Sampo Oyj	29,140	1,267,726
Zurich Insurance Group AG	5,799	2,522,519
		8,911,508
Interactive Media & Services – 0.9%
Tencent Holdings Ltd	27,900	1,260,133
Machinery – 1.7%
Sandvik AB	69,483	1,127,106
Volvo AB	79,084	1,225,066
		2,352,172
Metals & Mining – 3.1%
Anglo American PLC	56,947	2,035,628
BHP Group Ltd	79,319	2,257,937
		4,293,565
Multi-Utilities – 1.6%
National Grid PLC	91,885	1,176,479
Sempra Energy	7,000	1,051,890
		2,228,369
Oil, Gas & Consumable Fuels – 5.0%
Shell PLC	123,743	3,221,353
Total SE	46,199	2,438,278
Woodside Energy Group Ltd	57,819	1,270,440
		6,930,071
Paper & Forest Products – 1.4%
UPM-Kymmene Oyj	62,705	1,906,025

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Personal Products – 2.4%
Unilever PLC	73,296	$3,326,956
Pharmaceuticals – 15.8%
AstraZeneca PLC	27,039	3,554,169
Bristol-Myers Squibb Co	38,269	2,946,713
GlaxoSmithKline PLC	157,196	3,377,984
Merck & Co Inc	32,893	2,998,855
Novartis AG	15,246	1,291,398
Novo Nordisk A/S	18,056	2,002,943
Roche Holding AG	6,965	2,324,464
Sanofi	34,273	3,459,692
		21,956,218
Professional Services – 2.6%
RELX PLC	88,942	2,406,256
SGS SA	506	1,158,313
		3,564,569
Semiconductor & Semiconductor Equipment – 3.4%
Broadcom Inc	3,891	1,890,287
MediaTek Inc	43,000	941,511
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	24,259	1,983,173
		4,814,971
Software – 3.9%
Microsoft Corp	21,312	5,473,561
Specialty Retail – 0.5%
Topsports International Holdings Ltd (144A)	758,000	688,775
Textiles, Apparel & Luxury Goods – 2.8%
Burberry Group PLC	77,507	1,548,008
Cie Financiere Richemont SA (REG)	11,919	1,269,320
VF Corp	24,155	1,066,926
		3,884,254
Wireless Telecommunication Services – 0.9%
Tele2 AB	109,630	1,249,183
Total Common Stocks (cost $109,564,955)		116,360,082
Preferred Stocks– 1.6%
Technology Hardware, Storage & Peripherals – 1.6%
Samsung Electronics Co Ltd((cost $2,301,029)	57,569	2,306,131
Investment Companies– 3.1%
Money Markets – 3.1%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $4,362,262)	4,362,210	4,362,647
Total Investments (total cost $133,759,705) – 99.5%		138,614,507
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		632,538
Net Assets – 100%		$139,247,045

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2022

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$53,715,839	38.8%
United Kingdom	16,505,747	11.9
Switzerland	12,058,423	8.7
Netherlands	11,339,267	8.2
France	9,573,839	6.9
Sweden	3,601,355	2.6
Australia	3,528,377	2.5
Italy	3,475,738	2.5
Germany	3,269,869	2.4
Finland	3,173,751	2.3
Taiwan	2,924,684	2.1
South Korea	2,306,131	1.7
Denmark	2,002,943	1.4
China	1,948,908	1.4
Spain	1,886,200	1.4
Hong Kong	1,556,493	1.1
Belgium	1,526,045	1.1
Japan	1,427,422	1.0
Canada	1,422,941	1.0
Austria	1,370,535	1.0

Total	$138,614,507	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 3.1%
Money Markets - 3.1%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$6,877	$(95)	$385	$4,362,647

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 3.1%
Money Markets - 3.1%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	4,002,763	54,023,972	(53,664,378)	4,362,647

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.
75% MSCI World / 25% Bloomberg Global Agg Credit (USD Hedged) Index

75% MSCI World / 25% Bloomberg Global Agg Credit (USD Hedged) Index is an internally-calculated, hypothetical combination of total returns from the MSCI World IndexSM (75%) and the Bloomberg Global Aggregate Credit Index (USD Hedged) (25%).

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2022 is $5,449,607, which represents 3.9% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$15,585,647	$-
Common Stocks	116,360,082	-	-
Preferred Stocks	2,306,131	-	-
Investment Companies	-	4,362,647	-
Total Assets	$118,666,213	$19,948,294	$-

12	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities

June 30, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $129,397,443)	$134,251,860
Affiliated investments, at value (cost $4,362,262)	4,362,647
Cash denominated in foreign currency (cost $36,827)	36,827
Trustees' deferred compensation	4,041
Receivables:
Foreign tax reclaims	792,082
Dividends	308,165
Fund shares sold	295,570
Interest	223,754
Dividends from affiliates	1,833
Other assets	1,197
Total Assets	140,277,976
Liabilities:
Due to custodian	957
Payables:	—
Fund shares repurchased	771,887
Professional fees	68,438
Advisory fees	59,782
Dividends	21,740
Transfer agent fees and expenses	19,974
12b-1 Distribution and shareholder servicing fees	16,003
Trustees' deferred compensation fees	4,041
Custodian fees	3,502
Trustees' fees and expenses	629
Affiliated fund administration fees payable	297
Accrued expenses and other payables	63,681
Total Liabilities	1,030,931
Net Assets	$139,247,045

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities

June 30, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$133,114,697
Total distributable earnings (loss)	6,132,348
Total Net Assets	$139,247,045
Net Assets - Class A Shares	$31,753,894
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,507,296
Net Asset Value Per Share(1)	$12.66
Maximum Offering Price Per Share(2)	$13.43
Net Assets - Class C Shares	$10,653,179
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	864,565
Net Asset Value Per Share(1)	$12.32
Net Assets - Class D Shares	$14,580,390
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,149,806
Net Asset Value Per Share	$12.68
Net Assets - Class I Shares	$55,559,281
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,371,681
Net Asset Value Per Share	$12.71
Net Assets - Class N Shares	$6,384,432
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	503,273
Net Asset Value Per Share	$12.69
Net Assets - Class S Shares	$57,930
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,586
Net Asset Value Per Share	$12.63
Net Assets - Class T Shares	$20,257,939
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,601,318
Net Asset Value Per Share	$12.65

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Dividends	$5,865,706
Non-cash dividends	618,248
Interest	707,644
Dividends from affiliates	6,877
Other income	1,554
Foreign tax withheld	(416,764)
Total Investment Income	6,783,265
Expenses:
Advisory fees	1,182,640
12b-1 Distribution and shareholder servicing fees:
Class A Shares	85,748
Class C Shares	146,435
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	15,741
Class S Shares	161
Class T Shares	60,637
Transfer agent networking and omnibus fees:
Class A Shares	19,288
Class C Shares	10,443
Class I Shares	57,606
Other transfer agent fees and expenses:
Class A Shares	2,177
Class C Shares	793
Class D Shares	3,985
Class I Shares	3,064
Class N Shares	150
Class S Shares	3
Class T Shares	372
Registration fees	132,226
Non-affiliated fund administration fees	67,457
Professional fees	66,470
Custodian fees	14,433
Shareholder reports expense	9,728
Affiliated fund administration fees	3,943
Trustees’ fees and expenses	2,649
Other expenses	39,070
Total Expenses	1,925,219
Less: Excess Expense Reimbursement and Waivers	(157,700)
Net Expenses	1,767,519
Net Investment Income/(Loss)	5,015,746

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Dividend & Income Builder Fund

Statement of Operations

For the year ended June 30, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$1,711,114
Investments in affiliates	(95)
Total Net Realized Gain/(Loss) on Investments	1,711,019
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(23,141,615)
Investments in affiliates	385
Total Change in Unrealized Net Appreciation/Depreciation	(23,141,230)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(16,414,465)

See Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$5,015,746	$6,627,446
Net realized gain/(loss) on investments	1,711,019	9,798,091
Change in unrealized net appreciation/depreciation	(23,141,230)	19,064,789
Net Increase/(Decrease) in Net Assets Resulting from Operations	(16,414,465)	35,490,326
Dividends and Distributions to Shareholders:
Class A Shares	(1,595,453)	(922,789)
Class C Shares	(625,376)	(535,090)
Class D Shares	(661,488)	(289,026)
Class I Shares	(3,107,265)	(2,454,818)
Class N Shares	(209,921)	(19,650)
Class S Shares	(3,069)	(2,013)
Class T Shares	(1,102,718)	(833,130)
Net Decrease from Dividends and Distributions to Shareholders	(7,305,290)	(5,056,516)
Capital Share Transactions:
Class A Shares	3,752,398	2,588,997
Class C Shares	(5,004,143)	(6,954,888)
Class D Shares	5,086,472	3,531,028
Class I Shares	(3,327,373)	(20,975,340)
Class N Shares	6,696,382	106,694
Class S Shares	3,069	2,013
Class T Shares	(4,754,543)	(2,825,346)
Net Increase/(Decrease) from Capital Share Transactions	2,452,262	(24,526,842)
Net Increase/(Decrease) in Net Assets	(21,267,493)	5,906,968
Net Assets:
Beginning of period	160,514,538	154,607,570
End of period	$139,247,045	$160,514,538

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.83	$12.31	$13.09	$13.18	$12.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.45	0.56	0.36	0.42	0.36
Net realized and unrealized gain/(loss)	(1.95)	2.40	(0.72)	(0.03)	0.24
Total from Investment Operations	(1.50)	2.96	(0.36)	0.39	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.44)	(0.42)	(0.37)	(0.36)
Distributions (from capital gains)	(0.19)	—	—	(0.11)	—
Total Dividends and Distributions	(0.67)	(0.44)	(0.42)	(0.48)	(0.36)
Net Asset Value, End of Period	$12.66	$14.83	$12.31	$13.09	$13.18
Total Return*	(10.49)%	24.38%	(2.79)%	3.14%	4.63%
Net Assets, End of Period (in thousands)	$31,754	$33,270	$25,517	$32,262	$29,294
Average Net Assets for the Period (in thousands)	$34,299	$28,797	$30,893	$30,675	$27,827
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%	1.24%	1.25%	1.32%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.15%	1.16%	1.17%	1.14%
Ratio of Net Investment Income/(Loss)	3.14%	4.06%	2.83%	3.23%	2.71%
Portfolio Turnover Rate	34%	52%	59%	44%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class C Shares
For a share outstanding during the year or period ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.49	$12.07	$12.89	$13.01	$12.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.44	0.27	0.31	0.25
Net realized and unrealized gain/(loss)	(1.88)	2.36	(0.74)	(0.01)	0.24
Total from Investment Operations	(1.56)	2.80	(0.47)	0.30	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.38)	(0.35)	(0.31)	(0.29)
Distributions (from capital gains)	(0.19)	—	—	(0.11)	—
Total Dividends and Distributions	(0.61)	(0.38)	(0.35)	(0.42)	(0.29)
Net Asset Value, End of Period	$12.32	$14.49	$12.07	$12.89	$13.01
Total Return*	(11.11)%	23.48%	(3.68)%	2.41%	3.85%
Net Assets, End of Period (in thousands)	$10,653	$17,760	$21,018	$30,356	$29,203
Average Net Assets for the Period (in thousands)	$15,068	$19,671	$25,897	$30,095	$31,115
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.01%	1.96%	1.98%	2.06%	1.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.91%	1.87%	1.89%	1.91%	1.91%
Ratio of Net Investment Income/(Loss)	2.27%	3.24%	2.15%	2.48%	1.85%
Portfolio Turnover Rate	34%	52%	59%	44%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.84	$12.31	$13.09	$13.17	$12.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.49	0.60	0.41	0.42	0.46
Net realized and unrealized gain/(loss)	(1.97)	2.38	(0.75)	—(2)	0.16
Total from Investment Operations	(1.48)	2.98	(0.34)	0.42	0.62
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.45)	(0.44)	(0.39)	(0.38)
Distributions (from capital gains)	(0.19)	—	—	(0.11)	—
Total Dividends and Distributions	(0.68)	(0.45)	(0.44)	(0.50)	(0.38)
Net Asset Value, End of Period	$12.68	$14.84	$12.31	$13.09	$13.17
Total Return*	(10.33)%	24.58%	(2.66)%	3.34%	4.77%
Net Assets, End of Period (in thousands)	$14,580	$11,877	$6,861	$6,889	$8,072
Average Net Assets for the Period (in thousands)	$13,972	$8,639	$7,041	$7,362	$4,665
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.12%	1.20%	1.31%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	0.98%	0.99%	1.01%	0.99%
Ratio of Net Investment Income/(Loss)	3.43%	4.29%	3.20%	3.26%	3.47%
Portfolio Turnover Rate	34%	52%	59%	44%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.86	$12.32	$13.11	$13.19	$12.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.59	0.41	0.43	0.40
Net realized and unrealized gain/(loss)	(1.94)	2.40	(0.76)	—(2)	0.23
Total from Investment Operations	(1.46)	2.99	(0.35)	0.43	0.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.45)	(0.44)	(0.40)	(0.38)
Distributions (from capital gains)	(0.19)	—	—	(0.11)	—
Total Dividends and Distributions	(0.69)	(0.45)	(0.44)	(0.51)	(0.38)
Net Asset Value, End of Period	$12.71	$14.86	$12.32	$13.11	$13.19
Total Return*	(10.23)%	24.68%	(2.68)%	3.41%	4.86%
Net Assets, End of Period (in thousands)	$55,559	$68,416	$74,386	$88,458	$100,825
Average Net Assets for the Period (in thousands)	$66,229	$78,344	$81,753	$97,766	$92,797
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	0.99%	1.00%	1.06%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.91%	0.91%	0.92%	0.91%
Ratio of Net Investment Income/(Loss)	3.30%	4.27%	3.19%	3.35%	2.94%
Portfolio Turnover Rate	34%	52%	59%	44%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.83	$12.30	$13.08	$13.16	$12.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.60	0.61	0.41	0.42	0.45
Net realized and unrealized gain/(loss)	(2.05)	2.38	(0.74)	0.01	0.19
Total from Investment Operations	(1.45)	2.99	(0.33)	0.43	0.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.46)	(0.45)	(0.40)	(0.39)
Distributions (from capital gains)	(0.19)	—	—	(0.11)	—
Total Dividends and Distributions	(0.69)	(0.46)	(0.45)	(0.51)	(0.39)
Net Asset Value, End of Period	$12.69	$14.83	$12.30	$13.08	$13.16
Total Return*	(10.14)%	24.71%	(2.56)%	3.48%	4.94%
Net Assets, End of Period (in thousands)	$6,384	$688	$477	$590	$857
Average Net Assets for the Period (in thousands)	$3,798	$582	$518	$723	$557
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.44%	1.51%	1.39%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.84%	0.85%	0.85%	0.86%
Ratio of Net Investment Income/(Loss)	4.30%	4.41%	3.22%	3.28%	3.40%
Portfolio Turnover Rate	34%	52%	59%	44%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.78	$12.27	$13.06	$13.17	$12.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.59	0.39	0.43	0.34
Net realized and unrealized gain/(loss)	(1.94)	2.39	(0.75)	(0.02)	0.25
Total from Investment Operations	(1.46)	2.98	(0.36)	0.41	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.47)	(0.43)	(0.41)	(0.35)
Distributions (from capital gains)	(0.19)	—	—	(0.11)	—
Total Dividends and Distributions	(0.69)	(0.47)	(0.43)	(0.52)	(0.35)
Net Asset Value, End of Period	$12.63	$14.78	$12.27	$13.06	$13.17
Total Return*	(10.27)%	24.68%	(2.80)%	3.28%	4.52%
Net Assets, End of Period (in thousands)	$58	$65	$52	$53	$52
Average Net Assets for the Period (in thousands)	$64	$59	$53	$51	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.83%	6.21%	6.96%	7.11%	2.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.91%	1.08%	1.04%	1.21%
Ratio of Net Investment Income/(Loss)	3.36%	4.27%	3.04%	3.32%	2.56%
Portfolio Turnover Rate	34%	52%	59%	44%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.81	$12.29	$13.08	$13.16	$12.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.46	0.56	0.41	0.43	0.49
Net realized and unrealized gain/(loss)	(1.95)	2.40	(0.77)	(0.02)	0.11
Total from Investment Operations	(1.49)	2.96	(0.36)	0.41	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.44)	(0.43)	(0.38)	(0.37)
Distributions (from capital gains)	(0.19)	—	—	(0.11)	—
Total Dividends and Distributions	(0.67)	(0.44)	(0.43)	(0.49)	(0.37)
Net Asset Value, End of Period	$12.65	$14.81	$12.29	$13.08	$13.16
Total Return*	(10.41)%	24.45%	(2.80)%	3.29%	4.66%
Net Assets, End of Period (in thousands)	$20,258	$28,439	$26,296	$15,553	$9,755
Average Net Assets for the Period (in thousands)	$24,255	$26,581	$19,478	$11,844	$3,644
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.18%	1.21%	1.28%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.09%	1.09%	1.10%	1.11%
Ratio of Net Investment Income/(Loss)	3.16%	4.06%	3.29%	3.36%	3.75%
Portfolio Turnover Rate	34%	52%	59%	44%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Dividend & Income Builder Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund's secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	25

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

26	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

Janus Investment Fund	27

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform

28	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-

Janus Investment Fund	29

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.65
Above $2 Billion	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

30	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $9,545.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class A Shares paid CDSCs of $439 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

Janus Investment Fund	31

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2022.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

32	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

As of June 30, 2022, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	1	-*
Class S Shares	100	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,078,567	$ -	$ -	$ -	$ (698,657)	$ (36,061)	$ 4,788,499

During the year ended June 30, 2022, capital loss carryovers of $421,269 were utilized by the Fund. There are no unused capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 133,826,008	$17,235,003	$(12,446,504)	$ 4,788,499

Janus Investment Fund	33

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. Differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,209,071	$ 2,096,219	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,056,516	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (29,443)	$ (72,365)	$ 101,808

34	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	459,828	$ 6,635,416	469,438	$ 6,617,218
Reinvested dividends and distributions	109,704	1,542,992	65,189	889,976
Shares repurchased	(305,520)	(4,426,010)	(364,176)	(4,918,197)
Net Increase/(Decrease)	264,012	$ 3,752,398	170,451	$ 2,588,997
Class C Shares:
Shares sold	113,623	$ 1,630,546	74,757	$ 1,012,971
Reinvested dividends and distributions	44,603	615,637	38,611	512,302
Shares repurchased	(519,115)	(7,250,326)	(628,893)	(8,480,161)
Net Increase/(Decrease)	(360,889)	$ (5,004,143)	(515,525)	$ (6,954,888)
Class D Shares:
Shares sold	607,184	$ 8,834,472	388,944	$ 5,562,595
Reinvested dividends and distributions	45,858	643,416	20,422	281,153
Shares repurchased	(303,717)	(4,391,416)	(166,391)	(2,312,720)
Net Increase/(Decrease)	349,325	$ 5,086,472	242,975	$ 3,531,028
Class I Shares:
Shares sold	704,857	$10,313,050	892,094	$ 12,486,388
Reinvested dividends and distributions	218,121	3,084,835	179,858	2,440,611
Shares repurchased	(1,153,891)	(16,725,258)	(2,505,176)	(35,902,339)
Net Increase/(Decrease)	(230,913)	$ (3,327,373)	(1,433,224)	$(20,975,340)
Class N Shares:
Shares sold	489,624	$ 7,162,912	8,160	$ 114,242
Reinvested dividends and distributions	15,140	209,921	1,437	19,650
Shares repurchased	(47,879)	(676,451)	(1,994)	(27,198)
Net Increase/(Decrease)	456,885	$ 6,696,382	7,603	$ 106,694
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	219	3,069	148	2,013
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	219	$ 3,069	148	$ 2,013
Class T Shares:
Shares sold	256,794	$ 3,735,444	815,808	$ 11,586,334
Reinvested dividends and distributions	77,887	1,096,439	61,123	829,912
Shares repurchased	(653,416)	(9,586,426)	(1,096,586)	(15,241,592)
Net Increase/(Decrease)	(318,735)	$ (4,754,543)	(219,655)	$ (2,825,346)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$51,182,719	$ 51,344,597	$ -	$ -

Janus Investment Fund	35

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Dividend & Income Builder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Dividend & Income Builder Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	37

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

38	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

Janus Investment Fund	47

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

48	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

Janus Investment Fund	49

Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	51

Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Dividend & Income Builder Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Section 163(j) Interest Dividend	10%
Capital Gain Distributions	$2,096,220
Foreign Taxes Paid	$407,854
Foreign Source Income	$4,003,158
Dividends Received Deduction Percentage	24%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	53

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

54	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	55

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	57

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	59

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Faizan Baig 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	10/20-Present	Portfolio Manager for other Janus Henderson accounts.
Jenna Barnard 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	6/17-Present (predecessor fund: since 8/12)	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Alex Crooke 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	6/17-Present (predecessor fund: since 8/12)

Co-Head of Equities - EMEA and Asia Pacific of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Head of Global Equity Income and Specialist Equities (2013-2018).

Ben Lofthouse 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	6/17-Present (predecessor fund: since 11/14)	Head of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Pattullo 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	6/17-Present (predecessor fund: since 8/12)	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.

Janus Investment Fund	61

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Notes

NotesPage1

Janus Investment Fund	63

Janus Henderson Dividend & Income Builder Fund

Notes

NotesPage2

64	JUNE 30, 2022

Janus Henderson Dividend & Income Builder Fund

Notes

NotesPage3

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93075 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Flexible Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Flexible Bond Fund

Janus Henderson Flexible Bond Fund (unaudited)

FUND SNAPSHOT

 Using our broad global research capabilities, we strive to exploit fixed income market inefficiencies by building a structural foundation that we believe serves as a better starting point than traditional benchmarks. The Fund seeks to obtain maximum total return, consistent with preservation of capital.

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE SUMMARY

For the 12-month period ended June 30, 2022, the Janus Henderson Flexible Bond Fund’s Class I shares returned -10.66% compared with -10.29% for the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

The period commenced with strengthening economic conditions and improving consumer sentiment. Following record stimulus in response to the COVID pandemic, economic growth was strong, asset prices had recovered, and the unemployment rate was trending down steadily. The emergence of new COVID variants led to continued supply chain bottlenecks and elevated goods prices, but the lingering risks to the outlook resulted in additional fiscal stimulus and the Federal Reserve (Fed) maintaining overly accommodative monetary policy. As the period progressed, the main story turned out to be the sharp repricing of risk assets as the Fed pivoted to aggressively raise interest rates to tame inflation. Both credit and interest rate sectors recorded negative returns, with virtually all the move occurring in the second half of the period. The sharp rise of the 10-year U.S. Treasury yield from 1.47% to 3.01% and a material move wider in credit spreads1 led to one of the worst return periods for the Aggregate Bond index over the past 40 years.

Inflation continued to rise during the period, with the Fed initially communicating that inflation was “transitory” and would abate once supply chain disruptions were alleviated. In hindsight, this turned out to be a policy error on the Fed’s part – with each passing month, inflation continued to rise and it became increasingly difficult for the transitory thesis to hold. Credit markets held steady through the end of 2021, but with Russia’s invasion of Ukraine early in 2022, oil, gas and commodities prices spiked, signaling further upward pressure on inflation. By early 2022 the Fed capitulated by acknowledging that inflation was not transitory and made a hawkish pivot, proceeding to raise rates 1.50% through the end of June. Further, it communicated it was committed to bringing down inflation with future hikes. Toward the end of the period, we witnessed deterioration in economic growth and consumer sentiment, with an economic slowdown beyond a “soft landing” seeming more likely.

PERFORMANCE DISCUSSION

We entered the period with an underweight to interest rate risk, in anticipation of higher rates in response to inflationary pressures. As the yield curve2 both flattened and moved up sharply in 2022, we believed that most of the expected move in interest rates was priced in and overall yields looked attractive. We took the opportunity to add duration to the Fund, thereby increasing the Fund’s interest rate risk to a more neutral position.

While we entered the period with a favorable view on the U.S. economy, it was our belief that credit spreads on corporate bonds had narrowed to unsustainably tight levels. Our growing concern around the Fed’s ability to manage the challenge it faces led us to maintain a relatively conservative allocation to spread product, and we shifted the portfolio to higher-credit quality securities. Despite strong corporate fundamentals, we systematically reduced our allocation to corporate bonds in favor of a higher allocation to securitized assets. In our view, securitized sectors provided attractive yields while increasing portfolio quality and diversification. In particular, we made significant additions to our holdings in agency mortgage-backed securities (MBS) and collateralized mortgage obligations (CMOs). Early in the period we were more active in Treasury Inflation-Protected Securities (TIPS) in anticipation of higher inflation. We subsequently reduced exposure to TIPS, and eventually exited our position as the sector outperformed due to persistently high inflation, and this strategy contributed to relative returns.

Our positioning relative to the yield curve contributed to relative performance during the period, as we maintained lower duration relative to the benchmark. Agency MBS

Janus Investment Fund	1

Janus Henderson Flexible Bond Fund (unaudited)

proved to be a contributor on both an asset allocation and security selection basis. While we reduced our out-of-index allocation to high-yield corporate bonds to cycle lows, the sector detracted from relative performance as risk assets sold off in the latter half of the period. An underweight to U.S. Treasuries further detracted from relative returns.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The persistence and pervasiveness of extremely high inflation – and the Fed’s late but increasingly aggressive response to taming it – has been the story of the year, and it will likely continue to be until inflation trends back meaningfully toward the central bank’s target range. The Fed has struck a far more austere tone of late, making it clear that it is intent on preventing the short-term inflation problem from becoming a long-term one. We do not believe that the Fed is bluffing at this juncture – we expect it will act in line with its narrative by tightening monetary conditions until inflation is on a clear path back to where it should be.

The key risk in the Fed’s eleventh-hour crusade is that, through tightening, it tips the U.S. economy into a growth slowdown or recession. This is a risk the Fed appears willing to take – and needs to take – to bring inflation down, and to ultimately put the economy in a strong position for the long term. Essentially the Fed believes the consumer and corporates are in good enough shape – unemployment is back to pre-pandemic lows and both consumer and corporate balance sheets are stronger than they’ve ever been heading into an economic slowdown – to handle a recession if one transpires due to monetary tightening.

While the economic situation is sobering, we believe that being well positioned is key to navigating the economic and market cycles. We maintain that most of the expected move up in yields has already occurred. We consider the yield curve shift as a positive for fixed income assets, as much of the repricing of interest rate risk has occurred and bonds are now offering more attractive income and diversification than before. Despite credit fundamentals continuing to exhibit strength, we believe risks to a further widening in corporate credit spreads remains high and therefore we maintain a cautious stance within spread products. We have repositioned into higher quality credit and continue to seek exposure in securitized sectors where, in our view, prices better reflect the possibility of recession, and in those that we believe will fare better in an economic downturn. We anticipate a dynamic and challenging year ahead, and our team’s objective is to position the portfolio to manage the risks and capitalize on the opportunities that present themselves.

Thank you for your investment in the Janus Henderson Flexible Bond Fund.

1Credit Spread is the difference in yield between securities with similar maturity but different credit quality. Widening spreads generally indicate deteriorating creditworthiness of corporate borrowers, and narrowing indicates improving.

2A yield curve plots the yields (interest rate) of bonds with equal credit quality but differing maturity dates. Typically bonds with longer maturities have higher yields.

2	JUNE 30, 2022

Janus Henderson Flexible Bond Fund (unaudited)

Fund At A Glance

June 30, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.12%	2.12%
Class A Shares MOP	2.01%	2.01%
Class C Shares**	1.34%	1.34%
Class D Shares	2.43%	2.43%
Class I Shares	2.50%	2.50%
Class N Shares	2.61%	2.61%
Class R Shares	1.77%	1.77%
Class S Shares	2.02%	2.02%
Class T Shares	2.30%	2.30%
Weighted Average Maturity		8.1 Years
Average Effective Duration***		6.2 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	23.8%
AA	31.9%
A	6.4%
BBB	14.5%
BB	3.0%
B	0.4%
Not Rated	18.8%
Other	1.2%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
United States Treasury Notes/Bonds	31.4%
Asset-Backed/Commercial Mortgage-Backed Securities	22.9%
Mortgage-Backed Securities	22.4%
Corporate Bonds	21.7%
Investment Companies	10.8%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Other	(9.2)%
100.0%

Janus Investment Fund	3

Janus Henderson Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-10.91%	1.11%	1.76%	5.87%	0.86%	0.70%
Class A Shares at MOP	-15.16%	0.13%	1.27%	5.72%
Class C Shares at NAV	-11.53%	0.48%	1.08%	5.19%	1.51%	1.45%
Class C Shares at CDSC	-12.40%	0.48%	1.08%	5.19%
Class D Shares	-10.74%	1.39%	2.00%	5.96%	0.57%	0.57%
Class I Shares	-10.66%	1.47%	2.06%	5.98%	0.50%	0.45%
Class N Shares	-10.63%	1.51%	2.15%	6.00%	0.43%	0.43%
Class R Shares	-11.29%	0.78%	1.40%	5.48%	1.19%	1.19%
Class S Shares	-11.08%	1.02%	1.65%	5.73%	0.95%	0.95%
Class T Shares	-10.84%	1.29%	1.91%	5.93%	0.68%	0.68%
Bloomberg U.S. Aggregate Bond Index	-10.29%	0.88%	1.54%	5.61%**
Morningstar Quartile - Class T Shares	2nd	1st	2nd	2nd
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	190/611	124/559	238/483	25/91

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

4	JUNE 30, 2022

Janus Henderson Flexible Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 7, 1987

** The Bloomberg U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

‡ As stated in the prospectus. Net expense ratios reflect the expense waivers, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class A Shares	$1,000.00	$889.40	$3.28	$1,000.00	$1,021.32	$3.51	0.70%
Class C Shares	$1,000.00	$886.30	$6.55	$1,000.00	$1,017.85	$7.00	1.40%
Class D Shares	$1,000.00	$890.00	$2.62	$1,000.00	$1,022.02	$2.81	0.56%
Class I Shares	$1,000.00	$890.50	$2.11	$1,000.00	$1,022.56	$2.26	0.45%
Class N Shares	$1,000.00	$890.50	$2.02	$1,000.00	$1,022.66	$2.16	0.43%
Class R Shares	$1,000.00	$887.30	$5.48	$1,000.00	$1,018.99	$5.86	1.17%
Class S Shares	$1,000.00	$888.40	$4.40	$1,000.00	$1,020.13	$4.71	0.94%
Class T Shares	$1,000.00	$889.60	$3.09	$1,000.00	$1,021.52	$3.31	0.66%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 22.9%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 2.0710%, 9/15/34 (144A)‡	$4,050,930	$3,964,416
ACC Auto Trust 2021-A A, 1.0800%, 4/15/27 (144A)	2,066,738	2,024,359
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	3,203,695	3,174,281
ACM Auto Trust 2022-1A A, 3.2300%, 4/20/29 (144A)	3,745,941	4,223,042
Affirm Asset Securitization Trust 2020-Z2 A, 1.9000%, 1/15/25 (144A)	913,559	894,518
Affirm Asset Securitization Trust 2021-A A, 0.8800%, 8/15/25 (144A)	4,557,000	4,499,574
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	4,780,000	4,536,807
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	767,801	756,523
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	661,960	648,278
Angel Oak Mortgage Trust I LLC 2020-2,
ICE LIBOR USD 12 Month + 2.2000%, 2.5310%, 1/26/65 (144A)‡	1,625,202	1,561,901
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	1,393,390	1,322,052
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	2,559,946	2,364,165
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	2,611,000	2,609,619
Atalaya Equipment Leasing Fund I LP 2021-1A A2, 1.2300%, 5/15/26 (144A)	4,548,064	4,445,688
Barclays Commercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	9,721,000	9,584,961
Barclays Commercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 2.1740%, 8/15/36 (144A)‡	3,044,000	2,982,640
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 2.6800%, 4/15/37 (144A)‡	11,487,000	11,239,138
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	2,160,000	1,947,125
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	4,295,000	3,792,498
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 2.2440%, 10/15/36 (144A)‡	9,506,280	9,351,411
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 2.4040%, 10/15/36 (144A)‡	2,552,550	2,512,677
BX Commercial Mortgage Trust 2020-VKNG A,
ICE LIBOR USD 1 Month + 0.9300%, 2.2540%, 10/15/37 (144A)‡	1,302,359	1,267,823
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 2.1250%, 2/15/36 (144A)‡	5,348,000	5,060,027
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 2.1250%, 2/15/36 (144A)‡	6,081,000	5,757,044
BX Commercial Mortgage Trust 2021-VINO A,
ICE LIBOR USD 1 Month + 0.6523%, 1.9763%, 5/15/38 (144A)‡	1,473,000	1,404,079
BX Commercial Mortgage Trust 2021-VOLT B,
ICE LIBOR USD 1 Month + 0.9500%, 2.2740%, 9/15/36 (144A)‡	6,188,000	5,855,055
BX Commercial Mortgage Trust 2021-VOLT D,
ICE LIBOR USD 1 Month + 1.6500%, 2.9740%, 9/15/36 (144A)‡	6,499,000	6,096,453
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,909,000	4,588,204
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	4,094,274	4,019,747
CBAM CLO Management 2019-11RA A1,
ICE LIBOR USD 3 Month + 1.1800%, 2.2427%, 1/20/35 (144A)‡	7,300,000	7,075,941
CBAM CLO Management 2019-11RA B,
ICE LIBOR USD 3 Month + 1.7500%, 2.8127%, 1/20/35 (144A)‡	2,775,193	2,643,932
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	7,271,406	6,387,611
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	2,669,751	2,296,755
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	4,058,908	3,947,071
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 2.1257%, 2/25/50 (144A)‡	3,415,493	3,250,207
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 2.7840%, 1/23/35 (144A)‡	2,232,376	2,105,055
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	4,829,331	4,593,532
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 2.2240%, 11/15/37 (144A)‡	10,993,766	10,687,393
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 2.6240%, 11/15/37 (144A)‡	4,888,412	4,752,227

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 2.9740%, 11/15/37 (144A)‡	$4,906,106	$4,757,539
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	216,424	209,184
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	543,763	522,963
Conn Funding II LP 2021-A A, 1.0500%, 5/15/26 (144A)	1,952,540	1,918,017
Connecticut Avenue Securities Trust 2014-C02 1M2,
ICE LIBOR USD 1 Month + 2.6000%, 4.2236%, 5/25/24‡	4,071,494	4,071,132
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 6.5236%, 11/25/24‡	289,821	299,086
Connecticut Avenue Securities Trust 2015-C02 1M2,
ICE LIBOR USD 1 Month + 4.0000%, 5.6236%, 5/25/25‡	762,524	763,392
Connecticut Avenue Securities Trust 2016-C06 1M2,
ICE LIBOR USD 1 Month + 4.2500%, 5.8736%, 4/25/29‡	1,724,258	1,798,185
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 5.1736%, 7/25/29‡	3,260,591	3,345,468
Connecticut Avenue Securities Trust 2017-C05 1M2,
ICE LIBOR USD 1 Month + 2.2000%, 3.8236%, 1/25/30‡	4,223,976	4,240,897
Connecticut Avenue Securities Trust 2017-C07 1M2,
ICE LIBOR USD 1 Month + 2.4000%, 4.0236%, 5/25/30‡	4,370,626	4,405,988
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 4.0236%, 4/25/31 (144A)‡	387,850	386,600
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 3.9236%, 8/25/31 (144A)‡	247,181	246,277
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 3.7736%, 9/25/31 (144A)‡	893,909	889,682
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 3.7236%, 10/25/39 (144A)‡	288,906	287,822
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 2.9257%, 11/25/41 (144A)‡	10,654,000	9,523,870
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 2.5757%, 12/25/41 (144A)‡	3,943,000	3,502,037
Connecticut Avenue Securities Trust 2022-R01 1B1,
US 30 Day Average SOFR + 3.1500%, 4.0757%, 12/25/41 (144A)‡	12,109,000	9,697,201
Connecticut Avenue Securities Trust 2022-R02 2M2,
US 30 Day Average SOFR + 3.0000%, 3.9257%, 1/25/42 (144A)‡	4,441,000	4,084,496
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 3.0257%, 3/25/42 (144A)‡	8,908,197	8,741,607
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 2.9257%, 3/25/42 (144A)‡	3,914,738	3,836,696
Connecticut Avenue Securities Trust 2022-R05 2M1,
US 30 Day Average SOFR + 1.9000%, 2.8257%, 4/25/42 (144A)‡	3,924,879	3,857,836
Connecticut Avenue Securities Trust 2022-R05 2M2,
US 30 Day Average SOFR + 3.0000%, 3.9257%, 4/25/42 (144A)‡	2,799,000	2,650,262
Connecticut Avenue Securities Trust 2022-R06 1M1,
US 30 Day Average SOFR + 2.7500%, 3.6977%, 5/25/42 (144A)‡	2,626,171	2,619,850
Consumer Loan Underlying Bond Credit Trust 2019-P2 C,
4.4100%, 10/15/26 (144A)	1,538,885	1,533,787
Consumer Loan Underlying Bond Credit Trust 2020-P1 C,
4.6100%, 3/15/28 (144A)	808,285	806,122
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	3,604,000	3,603,726
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 2.3040%, 5/15/36 (144A)‡	10,507,000	10,333,215
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 2.7540%, 5/15/36 (144A)‡	5,168,000	5,042,825
Credit Suisse Commercial Mortgage Trust 2020-UNFI,
ICE LIBOR USD 1 Month + 3.6682%, 4.7882%, 12/15/22 (144A)‡	2,788,000	2,724,367
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 5.2943%, 4/15/23 (144A)‡	5,647,919	5,482,227

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	$7,083,000	$6,082,615
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	7,275,135	7,081,789
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	9,406,483	8,537,172
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	3,260,000	3,263,159
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	3,626,000	3,412,015
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 2.4050%, 7/15/38 (144A)‡	3,785,701	3,696,798
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 2.7050%, 7/15/38 (144A)‡	2,435,014	2,357,011
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 6.6236%, 7/25/25‡	1,565,328	1,576,505
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 7.3236%, 4/25/28‡	1,658,862	1,752,429
Fannie Mae REMICS, 3.0000%, 5/25/48	5,511,362	5,267,391
Fannie Mae REMICS, 3.0000%, 11/25/49	6,772,829	6,550,100
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	14,613,692	13,030,785
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 3.5736%, 10/25/49 (144A)‡	191,926	190,348
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.9257%, 12/25/50 (144A)‡	5,597,000	5,507,450
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 M2,
ICE LIBOR USD 1 Month + 3.1500%, 4.7736%, 9/25/50 (144A)‡	302,684	302,760
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 3.5257%, 11/25/50 (144A)‡	6,539,794	6,486,719
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 3.2257%, 8/25/33 (144A)‡	2,791,000	2,638,057
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 3.1757%, 8/25/33 (144A)‡	3,013,000	2,792,295
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1A,
US 30 Day Average SOFR + 2.9500%, 3.7292%, 6/25/42 (144A)‡	5,450,000	5,453,334
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 3.0257%, 3/25/42 (144A)‡	4,178,141	4,141,010
FREED ABS Trust 2019-2 C, 4.8600%, 11/18/26 (144A)	1,375,568	1,375,847
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	15,731,663	13,962,548
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 2.3580%, 12/15/36 (144A)‡	2,050,000	1,999,917
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 2.6580%, 12/15/36 (144A)‡	2,296,000	2,217,467
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 2.9570%, 12/15/36 (144A)‡	2,558,000	2,457,442
Highbridge Loan Management Ltd 2021-16A B,
ICE LIBOR USD 3 Month + 1.7000%, 2.8840%, 1/23/35 (144A)‡	2,113,425	1,982,179
Jack in the Box Funding LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	4,029,850	3,730,892
Jack in the Box Funding LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	9,192,638	8,800,008
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	3,374,217	3,286,510
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	6,394,826	6,280,991
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 2.0240%, 3/15/38 (144A)‡	13,543,363	13,093,970
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 2.4240%, 3/15/38 (144A)‡	6,486,620	6,160,084
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 2.5739%, 5/15/39 (144A)‡	7,439,000	7,244,206
LUXE Commercial Mortgage Trust 2021-TRIP A,
ICE LIBOR USD 1 Month + 1.0500%, 2.3740%, 10/15/38 (144A)‡	2,047,000	1,964,058
MED Trust 2021-MDLN C,
ICE LIBOR USD 1 Month + 1.8000%, 3.1250%, 11/15/38 (144A)‡	1,845,000	1,753,787
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 3.3250%, 11/15/38 (144A)‡	1,873,000	1,776,411
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 4.4750%, 11/15/38 (144A)‡	8,317,000	7,817,806

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 5.3250%, 11/15/38 (144A)‡	$5,232,000	$4,894,515
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 1.8757%, 8/25/51 (144A)‡	4,519,832	4,277,736
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 1.8757%, 10/25/51 (144A)‡	5,748,742	5,440,028
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	4,290,429	3,649,611
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	10,729,663	9,503,722
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	6,186,000	5,897,789
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 2.1250%, 4/15/38 (144A)‡	12,276,358	11,871,515
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 2.6750%, 4/15/38 (144A)‡	5,917,835	5,609,482
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	2,478,609	2,476,079
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	1,544,123	1,453,653
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	4,600,378	4,165,827
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	4,752,061	4,351,580
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	2,865,709	2,836,020
Oceanview Mortgage Trust 2021-4 A11,
US 30 Day Average SOFR + 0.8500%, 1.7757%, 10/25/51 (144A)‡	6,360,530	5,949,230
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 1.4345%, 11/25/51 (144A)‡	6,159,263	5,779,312
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	6,403,082	5,659,742
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	12,434,094	11,035,788
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	4,927,812	4,203,282
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	12,529,692	11,085,869
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	5,313,005	4,668,897
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	3,937,541	3,804,222
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	3,465,799	3,370,861
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	6,509,661	6,155,883
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	12,914,505	12,334,104
Preston Ridge Partners Mortgage Trust 2021-RPL2 A1,
1.4550%, 10/25/51 (144A)‡	7,484,742	6,960,718
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	8,198,354	8,199,616
Provident Funding Mortgage Trust 2021-INV1 A1, 2.5000%, 8/25/51 (144A)‡	5,146,988	4,398,137
Regatta XXIII Funding Ltd 2021-4A B,
ICE LIBOR USD 3 Month + 1.7000%, 1.9138%, 1/20/35 (144A)‡	2,192,711	2,047,089
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	1,853,194	1,805,868
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	6,202,266	6,118,528
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	8,839,000	8,537,644
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	15,238,000	14,569,058
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	606,520	551,973
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	488,436	446,797
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	120,799	119,811
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	498,904	494,031
SREIT Trust 2021-MFP A,
ICE LIBOR USD 1 Month + 0.7308%, 2.0548%, 11/15/38 (144A)‡	816,000	774,127
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	3,326,000	3,139,659
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	1,705,000	1,597,749
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	2,278,951	2,221,056
TPI Re-Remic Trust 2022-FRR1 AK33, 0%, 7/25/46 (144A)◊	3,087,000	2,921,214
TPI Re-Remic Trust 2022-FRR1 AK34, 0%, 7/25/46 (144A)◊	2,543,000	2,406,429

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
TPI Re-Remic Trust 2022-FRR1 AK35, 0%, 8/25/46 (144A)◊	$3,447,000	$3,248,235
Tricolor Auto Securitization Trust 2022-1A A, 3.3000%, 2/18/25 (144A)	1,052,531	1,047,522
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	3,808,000	3,715,075
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 1.4845%, 8/25/51 (144A)‡	5,435,906	5,113,147
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	3,331,942	2,857,625
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	2,229,396	2,142,500
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	7,815,098	7,613,846
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	12,138,000	12,022,391
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	6,324,000	5,731,431
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	4,083,000	3,562,409
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 2.2240%, 7/15/39 (144A)‡	3,768,000	3,598,898
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	1,270,911	1,219,262
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 2.5860%, 1/18/37 (144A)‡	5,115,848	4,896,540
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 2.4740%, 2/15/40 (144A)‡	2,718,884	2,604,195
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	2,406,983	2,298,274
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	4,016,000	3,943,709
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 1.3845%, 7/25/51 (144A)‡	4,403,578	4,098,453
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $761,642,968)		719,927,813
Corporate Bonds– 21.7%
Banking – 7.7%
American Express Co, SOFR + 2.2550%, 4.9890%, 5/26/33‡	8,736,000	8,737,497
Banco Santander SA,
US Treasury Yield Curve Rate 1 Year + 2.0000%, 4.1750%, 3/24/28‡	12,000,000	11,450,160
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0600%, 3.5590%, 4/23/27‡	7,123,000	6,818,575
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	6,770,000	6,453,509
Bank of America Corp, SOFR + 1.5800%, 4.3760%, 4/27/28‡,#	9,773,000	9,621,232
Bank of America Corp, SOFR + 1.8300%, 4.5710%, 4/27/33‡	10,120,000	9,848,896
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	8,517,000	8,278,524
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,µ	3,295,000	3,056,112
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	18,727,000	15,324,178
BNP Paribas SA, SOFR + 1.2280%, 2.5910%, 1/20/28 (144A)‡	4,430,000	3,984,721
BNP Paribas SA, SOFR + 1.5610%, 3.1320%, 1/20/33 (144A)‡	3,723,000	3,116,774
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4660%, 5.3500%‡,µ	4,013,000	3,734,697
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	4,099,000	3,805,313
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4230%, 6.3000%‡,µ	916,000	854,875
Commonwealth Bank of Australia, 3.7840%, 3/14/32 (144A)	7,942,000	6,996,416
Credit Agricole SA, 4.3750%, 3/17/25 (144A)	4,128,000	4,058,072
Goldman Sachs Group Inc, SOFR + 1.4100%, 3.1020%, 2/24/33‡	5,677,000	4,848,590
JPMorgan Chase & Co, SOFR + 1.8500%, 2.0830%, 4/22/26‡	3,788,000	3,542,056
JPMorgan Chase & Co, SOFR + 1.3200%, 4.0800%, 4/26/26‡	2,736,000	2,701,874
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	10,483,000	10,227,743
JPMorgan Chase & Co, SOFR + 1.7500%, 4.5650%, 6/14/30‡	5,362,000	5,264,160
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	9,112,000	7,867,152
JPMorgan Chase & Co, SOFR + 1.2600%, 2.9630%, 1/25/33‡	13,018,000	11,174,141
JPMorgan Chase & Co, SOFR + 1.8000%, 4.5860%, 4/26/33‡	1,611,000	1,582,391
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	3,293,000	2,906,072
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%‡,µ	3,476,000	2,935,555
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	11,145,000	10,433,424
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	4,849,000	4,304,260
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	14,116,000	12,098,165
Morgan Stanley, SOFR + 1.3600%, 2.4840%, 9/16/36‡	14,971,000	11,511,517
Morgan Stanley, SOFR + 2.6200%, 5.2970%, 4/20/37‡	12,424,000	12,031,394
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	15,687,000	11,836,323

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	$10,526,000	$7,238,881
US Bancorp,
US Treasury Yield Curve Rate 5 Year + 0.9500%, 2.4910%, 11/3/36‡	9,791,000	7,978,380
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	9,029,000	7,186,391
		243,808,020
Brokerage – 0.8%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	17,082,000	16,868,475
Pershing Square Holdings Ltd, 3.2500%, 10/1/31 (144A)	9,400,000	7,414,344
		24,282,819
Capital Goods – 0.2%
Allegion US Holding Co Inc, 5.4110%, 7/1/32	6,414,000	6,370,600
Standard Industries Inc/NJ, 4.3750%, 7/15/30 (144A)	2,151,000	1,696,601
		8,067,201
Communications – 0.4%
Netflix Inc, 3.6250%, 6/15/25 (144A)	15,009,000	14,309,130
Consumer Cyclical – 0.8%
Amazon.com Inc, 3.0000%, 4/13/25	5,901,000	5,841,080
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	2,969,000	2,911,669
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	5,592,000	5,472,443
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	603,000	575,932
Lithia Motors Inc, 3.8750%, 6/1/29 (144A)	12,911,000	10,966,345
		25,767,469
Consumer Non-Cyclical – 2.1%
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	8,859,000	8,667,203
CSL Finance Ltd, 3.8500%, 4/27/27 (144A)	1,839,000	1,821,683
CSL Finance Ltd, 4.0500%, 4/27/29 (144A)	4,557,000	4,473,698
CSL Finance Ltd, 4.2500%, 4/27/32 (144A)	3,276,000	3,203,002
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/27 (144A)	4,124,000	3,947,206
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/29 (144A)	2,631,000	2,461,339
Hasbro Inc, 3.9000%, 11/19/29	10,315,000	9,471,915
Hasbro Inc, 6.3500%, 3/15/40	1,354,000	1,388,297
Hasbro Inc, 5.1000%, 5/15/44	1,345,000	1,203,890
JBS Finance Luxembourg Sarl, 3.6250%, 1/15/32 (144A)	3,897,000	3,146,827
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	1,746,000	1,756,476
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	9,007,000	8,523,317
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
4.3750%, 2/2/52 (144A)	6,681,000	4,724,937
Pilgrim's Pride Corp, 3.5000%, 3/1/32 (144A)	8,144,000	6,362,500
Royalty Pharma PLC, 3.3500%, 9/2/51	3,255,000	2,205,718
Teva Pharmaceutical Industries Ltd, 4.7500%, 5/9/27	1,715,000	1,464,813
		64,822,821
Electric – 1.2%
Algonquin Power & Utilities Corp,
US Treasury Yield Curve Rate 5 Year + 3.2490%, 4.7500%, 1/18/82‡	8,092,000	6,716,209
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	8,111,000	7,107,020
Dominion Energy Inc,
US Treasury Yield Curve Rate 5 Year + 3.1950%, 4.3500%‡,µ	4,691,000	3,858,347
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	7,047,000	5,775,120
NextEra Energy Capital Holdings Inc, 1.8750%, 1/15/27	10,129,000	9,135,513
NextEra Energy Capital Holdings Inc, 2.4400%, 1/15/32	3,010,000	2,506,887
NRG Energy Inc, 6.6250%, 1/15/27	1,643,000	1,609,116
		36,708,212

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Energy – 0.8%
EQT Corp, 3.1250%, 5/15/26 (144A)	$13,469,000	$12,611,159
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	9,825,000	8,817,937
Southwestern Energy Co, 4.7500%, 2/1/32	4,584,000	3,917,143
		25,346,239
Finance Companies – 1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	7,710,000	7,258,013
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
3.0000%, 10/29/28	4,922,000	4,145,893
Air Lease Corp, 1.8750%, 8/15/26	7,478,000	6,460,873
Ares Capital Corp, 2.8750%, 6/15/27	6,128,000	5,114,875
Ares Capital Corp, 3.2000%, 11/15/31	7,000,000	5,086,246
Quicken Loans LLC, 3.6250%, 3/1/29 (144A)	5,122,000	4,027,531
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	4,262,000	3,193,474
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	5,797,000	4,790,699
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
4.0000%, 10/15/33 (144A)	4,295,000	3,049,450
		43,127,054
Insurance – 1.9%
Athene Global Funding, 1.7160%, 1/7/25 (144A)	3,785,000	3,531,822
Athene Global Funding, 1.7300%, 10/2/26 (144A)	13,000,000	11,281,944
Athene Global Funding, 2.7170%, 1/7/29 (144A)	7,222,000	6,133,403
Athene Global Funding, 2.6460%, 10/4/31 (144A)	12,791,000	10,202,680
Brown & Brown Inc, 4.2000%, 3/17/32	2,203,000	2,005,260
Centene Corp, 4.2500%, 12/15/27	16,614,000	15,508,671
Centene Corp, 2.4500%, 7/15/28	7,054,000	5,883,318
Centene Corp, 3.0000%, 10/15/30	5,571,000	4,616,966
		59,164,064
Real Estate Investment Trusts (REITs) – 1.1%
Agree LP, 2.9000%, 10/1/30	7,291,000	6,182,340
American Homes 4 Rent LP, 2.3750%, 7/15/31	3,727,000	2,971,862
Invitation Homes Inc, 2.0000%, 8/15/31	7,783,000	5,987,158
MPT Operating Partnership LP / MPT Finance Corp, 3.5000%, 3/15/31	7,106,000	5,600,665
Rexford Industrial Realty Inc, 2.1250%, 12/1/30	8,832,000	7,081,416
Sun Communities Inc, 2.7000%, 7/15/31	8,985,000	7,240,715
		35,064,156
Technology – 3.1%
Advanced Micro Devices Inc, 3.9240%, 6/1/32	2,323,000	2,286,263
Broadcom Inc, 4.3000%, 11/15/32	6,344,000	5,761,872
Cadence Design Systems Inc, 4.3750%, 10/15/24	18,064,000	18,222,688
Marvell Technology Inc, 1.6500%, 4/15/26	5,742,000	5,143,799
Marvell Technology Inc, 4.8750%, 6/22/28	6,709,000	6,615,644
Microchip Technology Inc, 2.6700%, 9/1/23	9,518,000	9,359,419
SK Hynix Inc, 1.5000%, 1/19/26 (144A)	7,150,000	6,426,205
SK Hynix Inc, 2.3750%, 1/19/31 (144A)	5,044,000	3,972,610
Total System Services Inc, 4.8000%, 4/1/26	15,432,000	15,431,333
Trimble Inc, 4.7500%, 12/1/24	10,216,000	10,265,548
Trimble Inc, 4.9000%, 6/15/28	5,033,000	4,905,852
TSMC Arizona Corp, 3.8750%, 4/22/27	4,730,000	4,713,949
Workday Inc, 3.5000%, 4/1/27	2,694,000	2,576,260
Workday Inc, 3.7000%, 4/1/29	2,023,000	1,892,295
		97,573,737
Transportation – 0.2%
GXO Logistics inc, 1.6500%, 7/15/26 (144A)	6,199,000	5,409,067
Total Corporate Bonds (cost $772,515,007)		683,449,989

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– 22.4%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	$17,396,694	$16,231,498
2.5000%, TBA, 15 Year Maturity	2,932,700	2,801,265
3.0000%, TBA, 15 Year Maturity	2,307,597	2,254,335
2.5000%, TBA, 30 Year Maturity	6,903,359	6,204,898
3.5000%, TBA, 30 Year Maturity	102,439,540	98,503,301
4.0000%, TBA, 30 Year Maturity	71,193,306	70,189,552
4.5000%, TBA, 30 Year Maturity	74,709,567	74,985,992
		271,170,841
Fannie Mae Pool:
3.0000%, 10/1/34	29,403	28,912
2.5000%, 11/1/34	2,497,574	2,405,045
3.0000%, 11/1/34	137,159	134,866
3.0000%, 12/1/34	146,032	143,591
6.0000%, 2/1/37	826,223	900,047
4.5000%, 11/1/42	776,277	799,771
3.0000%, 1/1/43	147,849	141,423
3.0000%, 2/1/43	256,274	245,134
5.0000%, 7/1/44	4,069,436	4,262,786
4.5000%, 10/1/44	1,838,561	1,887,239
4.5000%, 3/1/45	2,677,223	2,748,106
4.5000%, 6/1/45	1,371,172	1,412,045
3.5000%, 12/1/45	1,046,847	1,024,634
4.5000%, 2/1/46	2,646,323	2,726,414
3.5000%, 7/1/46	6,628,724	6,480,709
3.0000%, 9/1/46	2,665,387	2,546,440
3.0000%, 1/1/47	9,242,740	8,830,269
3.0000%, 2/1/47	34,921,255	33,447,122
3.5000%, 3/1/47	909,064	889,775
3.5000%, 7/1/47	805,643	788,548
3.5000%, 8/1/47	1,827,448	1,784,400
3.0000%, 2/1/48	365,613	347,062
5.0000%, 5/1/48	666,415	683,245
3.5000%, 7/1/48	20,758,565	20,295,040
4.0000%, 2/1/49	1,135,459	1,134,831
3.0000%, 8/1/49	1,676,975	1,577,189
3.0000%, 8/1/49	450,437	423,634
3.0000%, 9/1/49	239,503	225,100
2.5000%, 1/1/50	646,590	587,870
2.5000%, 8/1/50	925,234	846,033
2.5000%, 10/1/50	2,043,204	1,850,388
2.5000%, 1/1/52	5,469,845	4,954,764
2.5000%, 2/1/52	26,524,169	23,995,638
3.0000%, 2/1/52	5,222,865	4,874,276
2.5000%, 3/1/52	11,292,144	10,193,145
2.5000%, 3/1/52	10,840,478	9,807,062
2.5000%, 3/1/52	4,028,426	3,644,943
2.5000%, 3/1/52	925,206	834,982
2.5000%, 3/1/52	889,851	803,247
2.5000%, 3/1/52	788,202	713,064
2.5000%, 3/1/52	309,378	279,638
3.0000%, 3/1/52	18,960,488	17,672,567
3.0000%, 3/1/52	5,880,544	5,488,379
3.0000%, 3/1/52	4,427,519	4,135,832
3.0000%, 4/1/52	11,777,322	10,975,041
3.0000%, 4/1/52	2,663,895	2,489,928
3.0000%, 4/1/52	2,349,587	2,194,641
3.5000%, 4/1/52	3,242,535	3,137,804
3.5000%, 4/1/52	1,794,267	1,736,013
3.5000%, 4/1/52	1,111,619	1,075,714

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.5000%, 4/1/52	$673,758	$651,925
3.5000%, 4/1/52	517,596	500,791
3.5000%, 5/1/52	1,762,464	1,705,402
3.5000%, 6/1/52	12,598,461	12,125,696
3.5000%, 6/1/52	9,353,076	9,099,958
3.5000%, 6/1/52	3,905,182	3,758,240
3.5000%, 7/1/52	1,334,137	1,298,032
3.5000%, 8/1/56	18,848,863	18,507,638
3.0000%, 2/1/57	11,029,132	10,370,192
3.0000%, 6/1/57	42,042	39,372
		268,661,592
Freddie Mac Gold Pool:
3.5000%, 1/1/47	618,927	609,113
Freddie Mac Pool:
3.0000%, 5/1/31	9,550,908	9,481,062
3.0000%, 9/1/32	281,792	279,001
3.0000%, 10/1/32	369,048	365,393
3.0000%, 1/1/33	213,235	211,124
2.5000%, 12/1/33	7,725,727	7,563,297
3.0000%, 10/1/34	63,474	62,413
3.0000%, 10/1/34	29,447	28,954
2.5000%, 11/1/34	2,396,784	2,308,078
2.5000%, 11/1/34	955,319	919,962
6.0000%, 4/1/40	1,362,637	1,488,384
3.5000%, 7/1/42	52,226	51,349
3.5000%, 8/1/42	59,917	58,911
3.5000%, 8/1/42	55,610	54,676
3.5000%, 2/1/43	2,502,072	2,461,565
3.0000%, 3/1/43	758,077	724,250
3.0000%, 6/1/43	59,788	56,448
3.5000%, 2/1/44	3,859,799	3,797,312
4.5000%, 5/1/44	1,259,823	1,297,321
3.5000%, 12/1/44	45,379	44,621
3.0000%, 1/1/46	105,329	100,629
4.0000%, 2/1/46	3,221,520	3,269,732
4.0000%, 3/1/47	7,973	8,004
3.0000%, 4/1/47	878,775	833,093
3.5000%, 4/1/47	44,498	43,503
3.5000%, 9/1/47	14,461	14,120
4.5000%, 7/1/48	694,208	705,913
5.0000%, 9/1/48	120,654	123,713
3.0000%, 8/1/49	555,724	522,662
3.0000%, 12/1/49	904,068	850,281
3.0000%, 12/1/49	390,977	367,716
2.5000%, 1/1/50	285,270	259,385
3.0000%, 3/1/50	283,940	266,524
2.5000%, 8/1/50	474,135	433,799
2.5000%, 8/1/50	170,496	155,906
2.5000%, 9/1/50	873,428	798,247
2.5000%, 1/1/52	1,721,737	1,560,659
2.5000%, 1/1/52	1,041,914	940,980
2.5000%, 2/1/52	2,429,428	2,197,826
3.0000%, 2/1/52	1,189,558	1,111,288
3.0000%, 2/1/52	894,881	836,574
3.5000%, 2/1/52	3,701,549	3,568,422
2.5000%, 3/1/52	388,959	351,102
3.0000%, 3/1/52	1,514,146	1,415,391
3.5000%, 4/1/52	1,313,020	1,270,641
3.5000%, 4/1/52	1,189,737	1,151,337

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
3.5000%, 4/1/52	$448,457	$433,935
3.5000%, 4/1/52	375,556	363,371
3.5000%, 5/1/52	10,059,195	9,692,057
3.5000%, 6/1/52	5,408,163	5,248,854
		70,149,785
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	30,286,459	27,686,064
3.0000%, TBA, 30 Year Maturity	2,010,262	1,894,001
3.5000%, TBA, 30 Year Maturity	21,691,648	21,073,566
		50,653,631
Ginnie Mae I Pool:
4.0000%, 8/15/47	444,685	448,960
4.0000%, 11/15/47	513,586	518,524
4.0000%, 12/15/47	1,360,749	1,373,832
		2,341,316
Ginnie Mae II Pool:
4.0000%, 8/20/47	363,291	365,997
4.0000%, 8/20/47	168,194	169,447
4.5000%, 2/20/48	1,725,974	1,774,889
4.0000%, 5/20/48	7,146,445	7,171,656
4.5000%, 5/20/48	574,118	586,263
4.0000%, 6/20/48	2,003,572	2,008,762
5.0000%, 8/20/48	2,067,649	2,161,569
3.0000%, 7/20/51	8,061,333	7,614,104
3.0000%, 8/20/51	22,916,947	21,656,594
		43,509,281
Total Mortgage-Backed Securities (cost $728,131,677)		707,095,559
United States Treasury Notes/Bonds– 31.4%
1.2500%, 12/31/26	63,273,000	54,884,935
2.7500%, 4/30/27	170,575,300	168,269,869
3.2500%, 6/30/27	88,795,000	89,683,093
1.1250%, 8/31/28	65,528,600	58,317,894
2.8750%, 4/30/29	25,930,000	25,626,133
2.7500%, 5/31/29	25,847,000	25,338,137
2.8750%, 5/15/32	238,471,200	235,788,399
1.3750%, 11/15/40	18,848,000	13,574,241
1.7500%, 8/15/41	87,854,000	66,827,380
2.0000%, 11/15/41	57,881,000	45,970,175
2.3750%, 2/15/42	25,807,000	21,883,530
2.7500%, 8/15/42	52,398,300	47,013,146
1.3750%, 8/15/50	73,904,400	48,646,994
1.8750%, 2/15/51	19,309,700	14,484,538
2.2500%, 2/15/52	86,621,000	71,286,376
Total United States Treasury Notes/Bonds (cost $1,071,330,656)		987,594,840
Investment Companies– 10.8%
Money Markets – 10.8%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $340,991,202)	340,960,530	340,994,626
Investments Purchased with Cash Collateral from Securities Lending– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	200,500	200,500
Time Deposits – 0%
Royal Bank of Canada, 1.5600%, 7/1/22	$50,125	50,125
Total Investments Purchased with Cash Collateral from Securities Lending (cost $250,625)		250,625
Total Investments (total cost $3,674,862,135) – 109.2%		3,439,313,452
Liabilities, net of Cash, Receivables and Other Assets – (9.2)%		(288,795,509)
Net Assets – 100%		$3,150,517,943

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2022

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,335,586,321	97.0%
Australia	23,681,190	0.7
Canada	22,040,387	0.7
Spain	11,450,160	0.3
Ireland	11,403,906	0.3
France	11,159,567	0.3
South Korea	10,398,815	0.3
Guernsey	7,414,344	0.2
Taiwan	4,713,949	0.1
Israel	1,464,813	0.1

Total	$3,439,313,452	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 10.8%
Money Markets - 10.8%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$890,942	$(2,472)	$3,424	$340,994,626
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	66,586∆	-	-	200,500
Total Affiliated Investments - 10.8%	$957,528	$(2,472)	$3,424	$341,195,126

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 10.8%
Money Markets - 10.8%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	397,499,754	1,802,729,210	(1,859,235,290)	340,994,626
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	4,656,936	630,929,225	(635,385,661)	200,500

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2022

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	422	9/30/22	$50,020,188	$(616,516)
2 Year US Treasury Note	275	10/5/22	57,754,297	607,141
5 Year US Treasury Note	2,193	10/5/22	246,164,250	(888,446)
Ultra Long Term US Treasury Bond	27	9/30/22	4,167,281	7,406
Total - Futures Long				(890,415)
Futures Short:
Ultra 10-Year Treasury Note	689	9/30/22	(87,761,375)	31,619
Total				$(858,796)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 646,166

Liability Derivatives:
*Futures contracts	$ 1,504,962

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$(16,002,365)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (818,796)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2022

Please see the "Net Realized Gain/(Loss) on investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2022

Futures contracts:
Average notional amount of contracts - long	$ 306,088,918
Average notional amount of contracts - short	34,746,204

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$246,118	$—	$(246,118)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2022 is $846,172,468, which represents 26.9% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

20	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$719,927,813	$-
Corporate Bonds	-	683,449,989	-
Mortgage-Backed Securities	-	707,095,559	-
United States Treasury Notes/Bonds	-	987,594,840	-
Investment Companies	-	340,994,626	-
Investments Purchased with Cash Collateral from Securities Lending	-	250,625	-
Total Investments in Securities	$-	$3,439,313,452	$-
Other Financial Instruments(a):
Futures Contracts	646,166	-	-
Total Assets	$646,166	$3,439,313,452	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$1,504,962	$-	$-

(a)

Other financial instruments include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	21

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $3,333,670,433)(1)	$3,098,118,326
Affiliated investments, at value (cost $341,191,702)	341,195,126
Cash	744,218
Deposits with brokers for futures	10,660,000
Variation margin receivable on futures contracts	2,438,149
Trustees' deferred compensation	92,108
Receivables:
Investments sold	88,953,994
TBA investments sold	17,314,740
Interest	13,579,003
Fund shares sold	8,301,095
Dividends from affiliates	309,439
Other assets	1,335,074
Total Assets	3,583,041,272
Liabilities:
Collateral for securities loaned (Note 3)	250,625
Variation margin payable on futures contracts	915,078
Payables:	—
TBA investments purchased	339,994,377
Investments purchased	75,629,333
Fund shares repurchased	13,043,269
Advisory fees	934,747
Dividends	875,454
Transfer agent fees and expenses	408,797
Trustees' deferred compensation fees	92,108
Professional fees	73,703
12b-1 Distribution and shareholder servicing fees	72,131
Trustees' fees and expenses	13,869
Custodian fees	6,626
Affiliated fund administration fees payable	6,523
Accrued expenses and other payables	206,689
Total Liabilities	432,523,329
Net Assets	$3,150,517,943

See Notes to Financial Statements.

22	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,591,972,551
Total distributable earnings (loss)	(441,454,608)
Total Net Assets	$3,150,517,943
Net Assets - Class A Shares	$113,839,655
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,665,768
Net Asset Value Per Share(2)	$9.76
Maximum Offering Price Per Share(3)	$10.25
Net Assets - Class C Shares	$44,111,795
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,519,601
Net Asset Value Per Share(2)	$9.76
Net Assets - Class D Shares	$496,738,691
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50,888,684
Net Asset Value Per Share	$9.76
Net Assets - Class I Shares	$1,527,891,333
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	156,505,542
Net Asset Value Per Share	$9.76
Net Assets - Class N Shares	$549,638,905
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	56,332,802
Net Asset Value Per Share	$9.76
Net Assets - Class R Shares	$20,102,399
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,059,132
Net Asset Value Per Share	$9.76
Net Assets - Class S Shares	$15,001,958
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,536,731
Net Asset Value Per Share	$9.76
Net Assets - Class T Shares	$383,193,207
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,264,648
Net Asset Value Per Share	$9.76

(1) Includes $246,118 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Interest	$83,339,419
Dividends from affiliates	890,942
Dividends	198,069
Affiliated securities lending income, net	66,586
Unaffiliated securities lending income, net	3,120
Other income	1,111,814
Total Investment Income	85,609,950
Expenses:
Advisory fees	14,893,944
12b-1 Distribution and shareholder servicing fees:
Class A Shares	335,317
Class C Shares	606,294
Class R Shares	121,116
Class S Shares	43,251
Transfer agent administrative fees and expenses:
Class D Shares	655,265
Class R Shares	61,574
Class S Shares	43,253
Class T Shares	1,191,692
Transfer agent networking and omnibus fees:
Class A Shares	219,191
Class C Shares	42,181
Class I Shares	1,391,863
Other transfer agent fees and expenses:
Class A Shares	7,621
Class C Shares	2,720
Class D Shares	91,176
Class I Shares	75,126
Class N Shares	15,396
Class R Shares	573
Class S Shares	282
Class T Shares	4,183
Registration fees	167,848
Shareholder reports expense	136,587
Affiliated fund administration fees	91,212
Professional fees	73,560
Trustees’ fees and expenses	61,560
Custodian fees	26,809
Other expenses	266,922
Total Expenses	20,626,516
Less: Excess Expense Reimbursement and Waivers	(850,784)
Net Expenses	19,775,732
Net Investment Income/(Loss)	65,834,218

See Notes to Financial Statements.

24	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2022

Net Realized Gain/(Loss) on Investments:
Investments	$(130,409,030)
Investments in affiliates	(2,472)
Futures contracts	(16,002,365)
Total Net Realized Gain/(Loss) on Investments	(146,413,867)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	(314,906,544)
Investments in affiliates	3,424
Futures contracts	(818,796)
Total Change in Unrealized Net Appreciation/Depreciation	(315,721,916)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(396,301,565)

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Flexible Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$65,834,218	$79,629,001
Net realized gain/(loss) on investments	(146,413,867)	123,116,562
Change in unrealized net appreciation/depreciation	(315,721,916)	(109,383,154)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(396,301,565)	93,362,409
Dividends and Distributions to Shareholders:
Class A Shares	(2,319,706)	(2,891,772)
Class C Shares	(629,788)	(1,384,652)
Class D Shares	(11,208,505)	(15,144,596)
Class I Shares	(37,482,205)	(43,819,343)
Class N Shares	(10,093,840)	(12,345,859)
Class R Shares	(320,467)	(441,119)
Class S Shares	(267,972)	(372,704)
Class T Shares	(8,632,499)	(12,882,162)
Net Decrease from Dividends and Distributions to Shareholders	(70,954,982)	(89,282,207)
Capital Share Transactions:
Class A Shares	(13,933,764)	26,555,490
Class C Shares	(23,291,071)	(48,627,607)
Class D Shares	(68,347,840)	(2,965,870)
Class I Shares	(199,015,100)	219,307,410
Class N Shares	125,235,678	(52,703,881)
Class R Shares	(2,343,443)	1,207,300
Class S Shares	(1,891,500)	472,925
Class T Shares	(105,092,515)	(51,054,217)
Net Increase/(Decrease) from Capital Share Transactions	(288,679,555)	92,191,550
Net Increase/(Decrease) in Net Assets	(755,936,102)	96,271,752
Net Assets:
Beginning of period	3,906,454,045	3,810,182,293
End of period	$3,150,517,943	$3,906,454,045

See Notes to Financial Statements.

26	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.16	$11.14	$10.39	$10.03	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.20	0.25	0.28	0.24
Net realized and unrealized gain/(loss)	(1.38)	0.04	0.76	0.37	(0.34)
Total from Investment Operations	(1.21)	0.24	1.01	0.65	(0.10)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.22)	(0.26)	(0.29)	—(2)
Return of capital	—	—	—	—	(0.26)
Total Dividends and Distributions	(0.19)	(0.22)	(0.26)	(0.29)	(0.26)
Net Asset Value, End of Period	$9.76	$11.16	$11.14	$10.39	$10.03
Total Return*	(11.00)%	2.19%	9.90%	6.61%	(0.95)%
Net Assets, End of Period (in thousands)	$113,840	$144,886	$118,862	$115,349	$164,453
Average Net Assets for the Period (in thousands)	$134,145	$145,458	$114,334	$137,456	$227,344
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.86%	0.92%	1.01%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.86%	0.88%	0.91%	0.89%
Ratio of Net Investment Income/(Loss)	1.59%	1.74%	2.30%	2.78%	2.32%
Portfolio Turnover Rate(3)	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Flexible Bond Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.16	$11.14	$10.39	$10.03	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.13	0.18	0.22	0.18
Net realized and unrealized gain/(loss)	(1.38)	0.05	0.77	0.37	(0.34)
Total from Investment Operations	(1.29)	0.18	0.95	0.59	(0.16)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.16)	(0.20)	(0.23)	—(2)
Return of capital	—	—	—	—	(0.20)
Total Dividends and Distributions	(0.11)	(0.16)	(0.20)	(0.23)	(0.20)
Net Asset Value, End of Period	$9.76	$11.16	$11.14	$10.39	$10.03
Total Return*	(11.62)%	1.60%	9.23%	5.97%	(1.54)%
Net Assets, End of Period (in thousands)	$44,112	$74,867	$122,908	$135,639	$194,727
Average Net Assets for the Period (in thousands)	$61,758	$97,560	$123,202	$155,770	$242,549
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.49%	1.44%	1.50%	1.52%	1.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%	1.44%	1.50%	1.52%	1.50%
Ratio of Net Investment Income/(Loss)	0.88%	1.17%	1.67%	2.17%	1.74%
Portfolio Turnover Rate(3)	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.16	$11.14	$10.39	$10.03	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.23	0.28	0.31	0.27
Net realized and unrealized gain/(loss)	(1.38)	0.05	0.77	0.37	(0.33)
Total from Investment Operations	(1.19)	0.28	1.05	0.68	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.26)	(0.30)	(0.32)	—(2)
Return of capital	—	—	—	—	(0.30)
Total Dividends and Distributions	(0.21)	(0.26)	(0.30)	(0.32)	(0.30)
Net Asset Value, End of Period	$9.76	$11.16	$11.14	$10.39	$10.03
Total Return*	(10.83)%	2.49%	10.22%	6.93%	(0.64)%
Net Assets, End of Period (in thousands)	$496,739	$639,286	$641,920	$547,759	$562,065
Average Net Assets for the Period (in thousands)	$583,882	$664,448	$576,119	$538,993	$599,185
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.57%	0.59%	0.61%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.59%	0.61%	0.59%
Ratio of Net Investment Income/(Loss)	1.78%	2.03%	2.58%	3.09%	2.66%
Portfolio Turnover Rate(3)	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Flexible Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.16	$11.14	$10.39	$10.03	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.24	0.28	0.32	0.28
Net realized and unrealized gain/(loss)	(1.38)	0.04	0.77	0.37	(0.33)
Total from Investment Operations	(1.18)	0.28	1.05	0.69	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.26)	(0.30)	(0.33)	0.01
Return of capital	—	—	—	—	(0.32)
Total Dividends and Distributions	(0.22)	(0.26)	(0.30)	(0.33)	(0.31)
Net Asset Value, End of Period	$9.76	$11.16	$11.14	$10.39	$10.03
Total Return*	(10.75)%	2.56%	10.31%	7.02%	(0.55)%
Net Assets, End of Period (in thousands)	$1,527,891	$1,967,268	$1,746,376	$2,007,132	$4,027,112
Average Net Assets for the Period (in thousands)	$1,864,618	$1,866,732	$1,806,163	$3,245,500	$4,996,045
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.51%	0.50%	0.51%	0.52%	0.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.47%	0.50%	0.51%	0.52%	0.50%
Ratio of Net Investment Income/(Loss)	1.87%	2.10%	2.67%	3.17%	2.73%
Portfolio Turnover Rate(2)	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.15	$11.14	$10.38	$10.02	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.24	0.29	0.33	0.29
Net realized and unrealized gain/(loss)	(1.38)	0.04	0.78	0.37	(0.35)
Total from Investment Operations	(1.17)	0.28	1.07	0.70	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.27)	(0.31)	(0.34)	0.01
Return of capital	—	—	—	—	(0.32)
Total Dividends and Distributions	(0.22)	(0.27)	(0.31)	(0.34)	(0.31)
Net Asset Value, End of Period	$9.76	$11.15	$11.14	$10.38	$10.02
Total Return*	(10.63)%	2.54%	10.49%	7.10%	(0.59)%
Net Assets, End of Period (in thousands)	$549,639	$487,997	$539,154	$680,664	$1,354,610
Average Net Assets for the Period (in thousands)	$485,064	$509,158	$662,412	$1,190,558	$990,124
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.43%	0.43%	0.44%	0.45%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.43%	0.43%	0.44%	0.45%	0.44%
Ratio of Net Investment Income/(Loss)	1.94%	2.18%	2.74%	3.25%	2.90%
Portfolio Turnover Rate(2)	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Flexible Bond Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.16	$11.15	$10.39	$10.03	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.16	0.21	0.25	0.21
Net realized and unrealized gain/(loss)	(1.38)	0.04	0.78	0.37	(0.34)
Total from Investment Operations	(1.26)	0.20	0.99	0.62	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.19)	(0.23)	(0.26)	—(2)
Return of capital	—	—	—	—	(0.23)
Total Dividends and Distributions	(0.14)	(0.19)	(0.23)	(0.26)	(0.23)
Net Asset Value, End of Period	$9.76	$11.16	$11.15	$10.39	$10.03
Total Return*	(11.38)%	1.80%	9.65%	6.30%	(1.23)%
Net Assets, End of Period (in thousands)	$20,102	$25,664	$24,453	$27,580	$36,235
Average Net Assets for the Period (in thousands)	$24,638	$26,042	$25,769	$31,616	$38,913
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.16%	1.20%	1.21%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.16%	1.20%	1.21%	1.19%
Ratio of Net Investment Income/(Loss)	1.16%	1.45%	1.98%	2.49%	2.07%
Portfolio Turnover Rate(3)	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.16	$11.14	$10.39	$10.03	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.19	0.24	0.27	0.24
Net realized and unrealized gain/(loss)	(1.38)	0.04	0.77	0.37	(0.34)
Total from Investment Operations	(1.23)	0.23	1.01	0.64	(0.10)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.21)	(0.26)	(0.28)	—(2)
Return of capital	—	—	—	—	(0.26)
Total Dividends and Distributions	(0.17)	(0.21)	(0.26)	(0.28)	(0.26)
Net Asset Value, End of Period	$9.76	$11.16	$11.14	$10.39	$10.03
Total Return*	(11.17)%	2.11%	9.83%	6.56%	(0.98)%
Net Assets, End of Period (in thousands)	$15,002	$19,114	$18,630	$28,020	$36,398
Average Net Assets for the Period (in thousands)	$17,308	$19,517	$23,253	$30,601	$41,035
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.94%	0.95%	0.96%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.95%	0.96%	0.93%
Ratio of Net Investment Income/(Loss)	1.41%	1.66%	2.24%	2.73%	2.31%
Portfolio Turnover Rate(3)	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Flexible Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.16	$11.14	$10.39	$10.03	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.22	0.27	0.30	0.26
Net realized and unrealized gain/(loss)	(1.38)	0.04	0.77	0.37	(0.33)
Total from Investment Operations	(1.20)	0.26	1.04	0.67	(0.07)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.24)	(0.29)	(0.31)	—(2)
Return of capital	—	—	—	—	(0.29)
Total Dividends and Distributions	(0.20)	(0.24)	(0.29)	(0.31)	(0.29)
Net Asset Value, End of Period	$9.76	$11.16	$11.14	$10.39	$10.03
Total Return*	(10.93)%	2.39%	10.12%	6.84%	(0.72)%
Net Assets, End of Period (in thousands)	$383,193	$547,371	$597,879	$641,190	$898,156
Average Net Assets for the Period (in thousands)	$477,073	$590,025	$605,817	$736,901	$1,120,052
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.68%	0.69%	0.70%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.68%	0.69%	0.67%
Ratio of Net Investment Income/(Loss)	1.67%	1.94%	2.49%	3.00%	2.56%
Portfolio Turnover Rate(3)	158%	132%	175%	219%	181%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct

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Notes to Financial Statements

institutional investors approved by Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Notes to Financial Statements

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

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Notes to Financial Statements

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on

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Notes to Financial Statements

the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) or other interbank offered rates as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR. The effect of the discontinuation of, LIBOR or other reference rates will depend on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on

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Notes to Financial Statements

these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus

42	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $246,118. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $250,625, resulting in the net amount due to the counterparty of $4,507.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. To facilitate TBA commitments, the Fund will segregate or otherwise earmark liquid assets marked to market daily in an amount at

Janus Investment Fund	43

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.50
Over $300 Million	0.40

The Fund’s actual investment advisory fee rate for the reporting period was 0.41% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (but excluding out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.45% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 31, 2021. Networking/omnibus fees and out-of-pocket transfer agency fees were not waived under the Fund’s prior expense limitation agreement. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the

44	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial

Janus Investment Fund	45

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $6,216.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class C Shares paid CDSCs of $7,604.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common

46	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2022, the Fund engaged in cross trades amounting to $36,446,446 in sales, resulting in a net realized gain of $103,591. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 7,191,181	$ -	$(206,313,319)	$ -	$ -	$ (67,118)	$(242,265,352)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(187,481,505)	$(18,831,814)	$(206,313,319)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,681,578,804	$ 282,785	$(242,548,137)	$ (242,265,352)

Information on the tax components of derivatives as of June 30, 2022 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (858,796)	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	47

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 70,954,982	$ -	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 89,282,207	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 4,229,674	$ (4,229,674)

48	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,509,778	$ 27,098,443	7,245,999	$ 81,594,621
Reinvested dividends and distributions	151,483	1,612,422	174,858	1,959,355
Shares repurchased	(3,980,526)	(42,644,629)	(5,105,423)	(56,998,486)
Net Increase/(Decrease)	(1,319,265)	$ (13,933,764)	2,315,434	$ 26,555,490
Class C Shares:
Shares sold	470,760	$ 5,110,551	1,591,863	$ 17,910,763
Reinvested dividends and distributions	55,132	587,782	113,207	1,271,198
Shares repurchased	(2,714,547)	(28,989,404)	(6,026,120)	(67,809,568)
Net Increase/(Decrease)	(2,188,655)	$ (23,291,071)	(4,321,050)	$ (48,627,607)
Class D Shares:
Shares sold	3,666,390	$ 39,538,215	10,166,706	$114,505,425
Reinvested dividends and distributions	983,618	10,506,056	1,272,686	14,271,894
Shares repurchased	(11,038,639)	(118,392,111)	(11,767,857)	(131,743,189)
Net Increase/(Decrease)	(6,388,631)	$ (68,347,840)	(328,465)	$ (2,965,870)
Class I Shares:
Shares sold	45,929,554	$ 494,478,634	61,125,487	$685,002,909
Reinvested dividends and distributions	2,861,250	30,540,098	3,163,274	35,473,526
Shares repurchased	(68,532,690)	(724,033,832)	(44,745,736)	(501,169,025)
Net Increase/(Decrease)	(19,741,886)	$(199,015,100)	19,543,025	$219,307,410
Class N Shares:
Shares sold	25,585,523	$ 261,848,513	12,442,006	$139,422,743
Reinvested dividends and distributions	818,330	8,679,692	967,344	10,844,777
Shares repurchased	(13,829,568)	(145,292,527)	(18,065,467)	(202,971,401)
Net Increase/(Decrease)	12,574,285	$ 125,235,678	(4,656,117)	$ (52,703,881)
Class R Shares:
Shares sold	465,683	$ 5,057,712	988,815	$ 11,119,485
Reinvested dividends and distributions	29,594	315,241	37,952	425,635
Shares repurchased	(735,175)	(7,716,396)	(921,749)	(10,337,820)
Net Increase/(Decrease)	(239,898)	$ (2,343,443)	105,018	$ 1,207,300
Class S Shares:
Shares sold	338,169	$ 3,634,299	710,490	$ 7,978,013
Reinvested dividends and distributions	25,133	267,784	33,194	372,327
Shares repurchased	(539,181)	(5,793,583)	(702,762)	(7,877,415)
Net Increase/(Decrease)	(175,879)	$ (1,891,500)	40,922	$ 472,925
Class T Shares:
Shares sold	3,908,810	$ 42,339,769	9,899,741	$111,210,840
Reinvested dividends and distributions	796,864	8,520,000	1,135,398	12,732,646
Shares repurchased	(14,493,731)	(155,952,284)	(15,645,136)	(174,997,703)
Net Increase/(Decrease)	(9,788,057)	$(105,092,515)	(4,609,997)	$ (51,054,217)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,692,937,893	$2,348,625,842	$ 3,509,986,938	$ 3,215,356,605

Janus Investment Fund	49

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. FASB has proposed extending the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

50	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Flexible Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Flexible Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	51

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

Janus Investment Fund	53

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

54	JUNE 30, 2022

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Janus Investment Fund	55

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

Janus Investment Fund	57

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Flexible Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Section 163(j) Interest Dividend	90%

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	2/20-Present

Head of U.S. Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Flexible Bond Fund

Notes

NotesPage1

Janus Investment Fund	77

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93019 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Global Allocation Fund – Conservative

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Conservative

Janus Henderson Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT

 This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2022, the Janus Henderson Global Allocation Fund – Conservative’s Class I shares returned -17.04%. This compares with a return of -15.25% for the Bloomberg Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of -15.31% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Bloomberg Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MARKET ENVIRONMENT

Global financial markets slid during the period as accelerating inflation forced central banks’ hand with respect to pulling forward their monetary tightening programs. Growth equities pulled stock markets lower as higher discount rates lowered the present value of their future income streams and, thus, stock prices. Later in the period, the market also began to price in the potential for an economic slowdown. Within bonds, shorter-dated maturities rose as these are typically influenced by near-term policy rate expectations. After spiking on inflation fears, longer-dated yields drifted lower as – similar to equities – concerns about a slowing economy increased.

PERFORMANCE DISCUSSION

The Janus Henderson Global Allocation Fund – Conservative invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments (to the extent these investments are available) that are monitored and rebalanced continually. Janus Henderson Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Underperformance was concentrated in the portfolio’s allocation to the Janus Henderson Global Bond Fund. Fixed income markets registered historic losses over the period as inflation exceeded expectations and global central banks moved aggressively to raise interest rates in an effort to tame rising prices. Also detracting was the Janus Henderson Emerging Markets Fund. The global economy reopened fitfully from the COVID-19 pandemic as several regions lagged others with more robust vaccination programs. Later in the period, the strength of the U.S. dollar weighed on emerging markets. A notable contributor was the Janus Henderson Multi-Sector Income Fund, which in contrast to much of the global bond market, had some exposure to the variable-rate securities that can better weather rising policy rates.

OUTLOOK

We believe the epicenter of market risk lays in fixed income. Inflation is eroding the purchasing power of consumers. As a result, the Federal Reserve’s (Fed) battle of choice, and primary focus, is to control inflation; keeping unemployment low – for the time being – is a secondary objective. The central bank is well aware that achieving the dual goal of low prices and robust jobs market will be very challenging, and high unemployment is collateral damage they are willing to bear to control prices. In the words of Fed Chairman Jerome Powell addressing the possibility of a soft landing to the Senate banking committee: "It is going to be very challenging. It has been made significantly more challenging by the events of the last few months – thinking there of the war and of commodities prices and further problems with supply chains.”

We argue that inflationary pressures extend well beyond supply chains. It is the shortage of labor that is amplifying price pressures. Labor shortages lead to higher wage growth, which in turn leads to higher output prices. We are seeing the classic wage-price spiral in action. This spiral can be broken by slowing economic activity, risking tipping the economy into recession by choking demand. It

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Conservative (unaudited)

is very difficult to find that ideal buffer zone where economic activity is reduced just enough to decrease prices but not to the degree that chokes the economy. Unfortunately, the Fed’s task is orders of magnitude more difficult given policy is well behind the curve. Historically during inflationary episodes, the Fed begins raising rates when inflation is 2.5%. In this cycle, Chairman Powell did not start hiking until it hit 8.5%.

We expect capital markets to continue to behave with considerable volatility, unless we are surprised by deft political maneuverings (which would be a most welcome surprise). Finding that delicate balance between controlling inflation and keeping unemployment low is like asking for a hole in one in golf – possible, but very rare. And this is why we believe investors should proceed with caution with respect to active risk taking.

Thank you for investing in the Janus Henderson Global Allocation Fund – Conservative.

2	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Fund At A Glance

June 30, 2022

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	33.7%
Janus Henderson Short Duration Flexible Bond Fund (formerly Janus Henderson Short -Term Bond Fund) - Class N Shares	9.3
Janus Henderson High-Yield Fund - Class N Shares	9.0
Janus Henderson Flexible Bond Fund - Class N Shares	5.7
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.5
Janus Henderson Emerging Markets Fund - Class N Shares	4.3
Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly Janus Henderson U.S. Managed Volatility Fund) - Class N Shares	4.1
Janus Henderson Contrarian Fund - Class N Shares	3.5
Janus Henderson Enterprise Fund - Class N Shares	3.1
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	2.9
Janus Henderson Overseas Fund - Class N Shares	2.8
Janus Henderson Global Equity Income Fund - Class N Shares	2.8
Janus Henderson Triton Fund - Class N Shares	2.7
Janus Henderson Global Select Fund - Class N Shares	2.0
Janus Henderson Asia Equity Fund - Class N Shares	1.6
Janus Henderson Global Research Fund - Class N Shares	1.5
Janus Henderson Forty Fund - Class N Shares	1.5
Janus Henderson European Focus Fund - Class N Shares	1.5
Janus Henderson Growth and Income Fund - Class N Shares	1.3
Janus Henderson Global Real Estate Fund - Class N Shares	1.2

Asset Allocation - (% of Net Assets)
Fixed Income Funds	57.7%
Equity Funds	42.3%
Other	(0.0)%
100.0%

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Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-17.27%	1.83%	3.51%	4.57%	1.11%	1.11%
Class A Shares at MOP	-22.00%	0.63%	2.90%	4.20%
Class C Shares at NAV	-17.83%	1.13%	2.85%	3.87%	1.85%	1.85%
Class C Shares at CDSC	-18.58%	1.13%	2.85%	3.87%
Class D Shares	-17.09%	2.05%	3.71%	4.78%	0.92%	0.91%
Class I Shares	-17.04%	2.10%	3.76%	4.83%	0.86%	0.86%
Class S Shares	-17.37%	1.65%	3.33%	4.37%	1.29%	1.29%
Class T Shares	-17.14%	1.94%	3.64%	4.73%	1.03%	1.03%
Bloomberg Global Aggregate Bond Index	-15.25%	-0.55%	0.11%	2.47%
Global Conservative Allocation Index	-15.31%	2.67%	3.68%	4.21%
Morningstar Quartile - Class T Shares	4th	4th	4th	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	365/427	338/399	271/337	108/212

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

4	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Henderson Investors US LLC is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. Net expense ratios reflect the expense waivers, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson Global Allocation Fund - Conservative (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)††
Class A Shares	$1,000.00	$829.70	$2.18	$1,000.00	$1,022.41	$2.41	0.48%
Class C Shares	$1,000.00	$827.00	$5.21	$1,000.00	$1,019.09	$5.76	1.15%
Class D Shares	$1,000.00	$830.60	$1.23	$1,000.00	$1,023.46	$1.35	0.27%
Class I Shares	$1,000.00	$831.20	$1.14	$1,000.00	$1,023.55	$1.25	0.25%
Class S Shares	$1,000.00	$829.00	$2.99	$1,000.00	$1,021.52	$3.31	0.66%
Class T Shares	$1,000.00	$830.20	$1.63	$1,000.00	$1,023.01	$1.81	0.36%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

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Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2022

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 42.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	934,530	$8,662,926
Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly Janus Henderson U.S. Managed Volatility Fund) - Class N Shares,	726,466	6,407,255
Janus Henderson Asia Equity Fund - Class N Shares	256,925	2,594,833
Janus Henderson Contrarian Fund - Class N Shares	241,949	5,482,392
Janus Henderson Emerging Markets Fund - Class N Shares	770,496	6,795,688
Janus Henderson Enterprise Fund - Class N Shares	38,325	4,888,687
Janus Henderson European Focus Fund - Class N Shares	63,833	2,297,986
Janus Henderson Forty Fund - Class N Shares	62,270	2,346,302
Janus Henderson Global Equity Income Fund - Class N Shares	743,519	4,453,555
Janus Henderson Global Real Estate Fund - Class N Shares	157,297	1,903,276
Janus Henderson Global Research Fund - Class N Shares	30,914	2,450,154
Janus Henderson Global Select Fund - Class N Shares	207,372	3,158,216
Janus Henderson Growth and Income Fund - Class N Shares	32,073	2,037,272
Janus Henderson Overseas Fund - Class N Shares	119,738	4,463,814
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	386,228	4,561,241
Janus Henderson Triton Fund - Class N Shares	166,013	4,307,864
		66,811,461
Fixed Income Funds – 57.7%
Janus Henderson Flexible Bond Fund - Class N Shares	918,457	8,964,028
Janus Henderson Global Bond Fund - Class N Shares	6,588,950	53,237,204
Janus Henderson High-Yield Fund - Class N Shares	2,035,991	14,231,126
Janus Henderson Short Duration Flexible Bond Fund (formerly Janus Henderson Short -Term Bond Fund) - Class N Shares,	5,193,008	14,747,967
		91,180,325
Total Investments (total cost $173,244,109) – 100.0%		157,991,786
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(70,890)
Net Assets – 100%		$157,920,896

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions from Underlying Funds	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 100.0%
Equity Funds - 42.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$1,489,254	$(45,442)	$49,279	$(2,466,252)	$8,662,926
Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly Janus Henderson U.S. Managed Volatility Fund) - Class N Shares	797,381	151,794	666,481	(2,162,023)	6,407,255
Janus Henderson Asia Equity Fund - Class N Shares	70,890	(92,195)	-	(959,463)	2,594,833
Janus Henderson Contrarian Fund - Class N Shares	169,342	333,082	442,856	(2,324,693)	5,482,392
Janus Henderson Emerging Markets Fund - Class N Shares	297,833	(159,112)	-	(3,240,863)	6,795,688
Janus Henderson Enterprise Fund - Class N Shares	83,706	(115,321)	987,107	(2,064,492)	4,888,687
Janus Henderson European Focus Fund - Class N Shares	6,193	38,309	-	(325,705)	2,297,986
Janus Henderson Forty Fund - Class N Shares	34,212	79,622	508,288	(1,992,700)	2,346,302
Janus Henderson Global Equity Income Fund - Class N Shares	256,574	(35,637)	-	(475,064)	4,453,555
Janus Henderson Global Real Estate Fund - Class N Shares	134,426	375,391	121,138	(905,752)	1,903,276
Janus Henderson Global Research Fund - Class N Shares	41,470	264,251	313,264	(1,052,479)	2,450,154
Janus Henderson Global Select Fund - Class N Shares	55,677	183,570	365,851	(1,040,025)	3,158,216
Janus Henderson Growth and Income Fund - Class N Shares	6,670	(37)	-	(67,142)	2,037,272
Janus Henderson International Managed Volatility Fund - Class N Shares	213,192	(705,189)	333,268	(666,840)	-
Janus Henderson Overseas Fund - Class N Shares	67,111	188,146	-	(1,059,165)	4,463,814
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	41,145	(41,907)	140,111	(843,367)	4,561,241
Janus Henderson Triton Fund - Class N Shares	138,955	139,952	1,022,327	(2,912,677)	4,307,864
Total Equity Funds	$3,904,031	$559,277	$4,949,970	$(24,558,702)	$66,811,461
Fixed Income Funds - 57.7%
Janus Henderson Flexible Bond Fund - Class N Shares	258,564	(551,890)	-	(1,208,345)	8,964,028
Janus Henderson Global Bond Fund - Class N Shares	1,532,708	(1,973,224)	199,097	(12,705,967)	53,237,204
Janus Henderson High-Yield Fund - Class N Shares	391,330	(230,258)	-	(3,035,841)	14,231,126
Janus Henderson Multi-Sector Income Fund - Class N Shares	663,708	1,344,543	53,555	(2,108,924)	-
Janus Henderson Short Duration Flexible Bond Fund (formerly Janus Henderson Short -Term Bond Fund) - Class N Shares	106,545	(47,769)	-	(486,677)	14,747,967
Total Fixed Income Funds	$2,952,855	$(1,458,598)	$252,652	$(19,545,754)	$91,180,325
Total Affiliated Investments - 100.0%	$6,856,886	$(899,321)	$5,202,622	$(44,104,456)	$157,991,786

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2022

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 100.0%
Equity Funds - 42.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	11,182,312	1,833,473	(1,841,165)	8,662,926
Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly Janus Henderson U.S. Managed Volatility Fund) - Class N Shares	6,691,386	3,382,892	(1,656,794)	6,407,255
Janus Henderson Asia Equity Fund - Class N Shares	3,328,421	735,126	(417,056)	2,594,833
Janus Henderson Contrarian Fund - Class N Shares	7,865,683	1,483,431	(1,875,111)	5,482,392
Janus Henderson Emerging Markets Fund - Class N Shares	10,825,062	1,293,537	(1,922,936)	6,795,688
Janus Henderson Enterprise Fund - Class N Shares	8,707,405	2,076,041	(3,714,946)	4,888,687
Janus Henderson European Focus Fund - Class N Shares	1,615,011	1,315,803	(345,432)	2,297,986
Janus Henderson Forty Fund - Class N Shares	7,841,675	1,457,100	(5,039,395)	2,346,302
Janus Henderson Global Equity Income Fund - Class N Shares	3,629,277	2,875,515	(1,540,536)	4,453,555
Janus Henderson Global Real Estate Fund - Class N Shares	4,567,399	391,016	(2,524,778)	1,903,276
Janus Henderson Global Research Fund - Class N Shares	4,081,868	983,647	(1,827,133)	2,450,154
Janus Henderson Global Select Fund - Class N Shares	4,351,320	936,756	(1,273,405)	3,158,216
Janus Henderson Growth and Income Fund - Class N Shares	-	2,106,503	(2,052)	2,037,272
Janus Henderson International Managed Volatility Fund - Class N Shares	4,336,146	1,069,210	(4,033,327)	-
Janus Henderson Overseas Fund - Class N Shares	6,292,999	344,089	(1,302,255)	4,463,814
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	6,252,230	497,137	(1,302,852)	4,561,241
Janus Henderson Triton Fund - Class N Shares	8,620,883	1,349,725	(2,890,019)	4,307,864
Fixed Income Funds - 57.7%
Janus Henderson Flexible Bond Fund - Class N Shares	13,497,105	6,519,980	(9,292,822)	8,964,028
Janus Henderson Global Bond Fund - Class N Shares	69,029,718	15,202,289	(16,315,612)	53,237,204
Janus Henderson High-Yield Fund - Class N Shares	-	19,699,437	(2,202,212)	14,231,126
Janus Henderson Multi-Sector Income Fund - Class N Shares	30,056,042	1,937,906	(31,229,567)	-
Janus Henderson Short Duration Flexible Bond Fund (formerly Janus Henderson Short -Term Bond Fund) - Class N Shares	-	17,218,350	(1,935,937)	14,747,967

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Conservative Allocation Index

Global Conservative Allocation Index is an internally-calculated, hypothetical combination of total returns from the Bloomberg Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$66,811,461	$-	$-
Fixed Income Funds	91,180,325	-	-
Total Assets	$157,991,786	$-	$-

10	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Conservative

Statement of Assets and Liabilities

June 30, 2022

See footnotes at the end of the Statement.

Assets:
Affiliated investments, at value (cost $173,244,109)	$157,991,786
Trustees' deferred compensation	4,615
Receivables:
Dividends	331,622
Investments sold	23,206
Due from adviser	8,958
Fund shares sold	1,596
Other assets	268
Total Assets	158,362,051
Liabilities:
Payables:	—
Investments purchased	331,622
Professional fees	44,494
Transfer agent fees and expenses	20,990
Printing fees	6,987
12b-1 Distribution and shareholder servicing fees	6,761
Advisory fees	6,659
Fund shares repurchased	5,713
Trustees' deferred compensation fees	4,615
Custodian fees	3,523
Non-affiliated fund administration fees payable	3,324
Postage fees	2,631
Trustees' fees and expenses	748
Accrued expenses and other payables	3,088
Total Liabilities	441,155
Net Assets	$157,920,896

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Conservative

Statement of Assets and Liabilities

June 30, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$171,932,572
Total distributable earnings (loss)	(14,011,676)
Total Net Assets	$157,920,896
Net Assets - Class A Shares	$7,213,185
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	685,546
Net Asset Value Per Share(1)	$10.52
Maximum Offering Price Per Share(2)	$11.16
Net Assets - Class C Shares	$6,095,596
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	593,077
Net Asset Value Per Share(1)	$10.28
Net Assets - Class D Shares	$129,498,178
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,229,483
Net Asset Value Per Share	$10.59
Net Assets - Class I Shares	$2,645,358
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	249,852
Net Asset Value Per Share	$10.59
Net Assets - Class S Shares	$95,936
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,123
Net Asset Value Per Share	$10.52
Net Assets - Class T Shares	$12,372,643
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,171,553
Net Asset Value Per Share	$10.56

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Conservative

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Dividends from affiliates	$6,856,886
Other income	1,496
Total Investment Income	6,858,382
Expenses:
Advisory fees	98,230
12b-1 Distribution and shareholder servicing fees:
Class A Shares	21,234
Class C Shares	79,373
Class S Shares	268
Transfer agent administrative fees and expenses:
Class D Shares	180,113
Class S Shares	267
Class T Shares	38,967
Transfer agent networking and omnibus fees:
Class A Shares	6,613
Class C Shares	6,919
Class I Shares	3,522
Other transfer agent fees and expenses:
Class A Shares	539
Class C Shares	424
Class D Shares	21,262
Class I Shares	200
Class S Shares	17
Class T Shares	246
Registration fees	95,978
Professional fees	36,306
Shareholder reports expense	22,264
Custodian fees	10,190
Trustees’ fees and expenses	3,386
Other expenses	16,063
Total Expenses	642,381
Less: Excess Expense Reimbursement and Waivers	(12,906)
Net Expenses	629,475
Net Investment Income/(Loss)	6,228,907
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(899,321)
Capital gain distributions from underlying funds	5,202,622
Total Net Realized Gain/(Loss) on Investments	4,303,301
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	(44,104,456)
Total Change in Unrealized Net Appreciation/Depreciation	(44,104,456)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(33,572,248)

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Conservative

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$6,228,907	$4,265,849
Net realized gain/(loss) on investments	4,303,301	12,263,623
Change in unrealized net appreciation/depreciation	(44,104,456)	17,611,176
Net Increase/(Decrease) in Net Assets Resulting from Operations	(33,572,248)	34,140,648
Dividends and Distributions to Shareholders:
Class A Shares	(822,848)	(247,607)
Class C Shares	(760,171)	(399,435)
Class D Shares	(15,718,092)	(7,418,407)
Class I Shares	(354,854)	(135,889)
Class S Shares	(10,096)	(5,074)
Class T Shares	(1,581,411)	(741,866)
Net Decrease from Dividends and Distributions to Shareholders	(19,247,472)	(8,948,278)
Capital Share Transactions:
Class A Shares	894,095	3,879,150
Class C Shares	(1,053,445)	(2,624,753)
Class D Shares	(1,870,347)	6,164,076
Class I Shares	(229,562)	49,605
Class S Shares	17,572	(34,377)
Class T Shares	306,390	(997,550)
Net Increase/(Decrease) from Capital Share Transactions	(1,935,297)	6,436,151
Net Increase/(Decrease) in Net Assets	(54,755,017)	31,628,521
Net Assets:
Beginning of period	212,675,913	181,047,392
End of period	$157,920,896	$212,675,913

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.99	$12.28	$12.53	$12.58	$12.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.25	0.14	0.05	0.16
Net realized and unrealized gain/(loss)	(2.57)	2.07	0.19	0.35	0.43
Total from Investment Operations	(2.18)	2.32	0.33	0.40	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.26)	(0.13)	(0.10)	(0.20)
Distributions (from capital gains)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)
Total Dividends and Distributions	(1.29)	(0.61)	(0.58)	(0.45)	(0.74)
Net Asset Value, End of Period	$10.52	$13.99	$12.28	$12.53	$12.58
Total Return*	(17.15)%	19.10%	2.58%	3.47%	4.55%
Net Assets, End of Period (in thousands)	$7,213	$8,650	$4,030	$4,505	$4,407
Average Net Assets for the Period (in thousands)	$8,494	$6,632	$4,381	$4,379	$4,494
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.47%	0.47%	0.47%	0.46%	0.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.47%	0.47%	0.47%	0.46%	0.47%
Ratio of Net Investment Income/(Loss)(2)	3.03%	1.84%	1.13%	0.43%	1.27%
Portfolio Turnover Rate	43%	34%	57%	5%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.67	$12.01	$12.26	$12.30	$12.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.18	0.05	(0.02)	0.07
Net realized and unrealized gain/(loss)	(2.50)	1.98	0.18	0.33	0.41
Total from Investment Operations	(2.21)	2.16	0.23	0.31	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.15)	(0.03)	—(2)	(0.11)
Distributions (from capital gains)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)
Total Dividends and Distributions	(1.18)	(0.50)	(0.48)	(0.35)	(0.65)
Net Asset Value, End of Period	$10.28	$13.67	$12.01	$12.26	$12.30
Total Return*	(17.65)%	18.20%	1.85%	2.78%	3.81%
Net Assets, End of Period (in thousands)	$6,096	$9,356	$10,655	$13,392	$15,665
Average Net Assets for the Period (in thousands)	$8,302	$9,960	$12,057	$14,347	$16,576
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	1.18%	1.15%	1.18%	1.18%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	1.18%	1.15%	1.18%	1.18%	1.14%
Ratio of Net Investment Income/(Loss)(3)	2.31%	1.38%	0.41%	(0.13)%	0.58%
Portfolio Turnover Rate	43%	34%	57%	5%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.06	$12.34	$12.59	$12.63	$12.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.30	0.16	0.09	0.19
Net realized and unrealized gain/(loss)	(2.57)	2.05	0.20	0.34	0.43
Total from Investment Operations	(2.16)	2.35	0.36	0.43	0.62
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.28)	(0.16)	(0.12)	(0.22)
Distributions (from capital gains)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)
Total Dividends and Distributions	(1.31)	(0.63)	(0.61)	(0.47)	(0.76)
Net Asset Value, End of Period	$10.59	$14.06	$12.34	$12.59	$12.63
Total Return*	(16.91)%	19.27%	2.77%	3.70%	4.78%
Net Assets, End of Period (in thousands)	$129,498	$174,449	$147,682	$159,468	$177,717
Average Net Assets for the Period (in thousands)	$160,466	$162,759	$152,767	$163,822	$182,877
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.27%	0.28%	0.28%	0.29%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.27%	0.27%	0.27%	0.27%	0.27%
Ratio of Net Investment Income/(Loss)(2)	3.22%	2.20%	1.32%	0.76%	1.46%
Portfolio Turnover Rate	43%	34%	57%	5%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.07	$12.34	$12.58	$12.63	$12.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.29	0.17	0.11	0.20
Net realized and unrealized gain/(loss)	(2.58)	2.07	0.20	0.32	0.43
Total from Investment Operations	(2.16)	2.36	0.37	0.43	0.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.28)	(0.16)	(0.13)	(0.23)
Distributions (from capital gains)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)
Total Dividends and Distributions	(1.32)	(0.63)	(0.61)	(0.48)	(0.77)
Net Asset Value, End of Period	$10.59	$14.07	$12.34	$12.58	$12.63
Total Return*	(16.92)%	19.39%	2.89%	3.71%	4.85%
Net Assets, End of Period (in thousands)	$2,645	$3,830	$3,381	$3,786	$5,601
Average Net Assets for the Period (in thousands)	$3,502	$3,247	$3,491	$4,489	$5,375
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.24%	0.22%	0.21%	0.21%	0.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.24%	0.22%	0.21%	0.21%	0.22%
Ratio of Net Investment Income/(Loss)(2)	3.27%	2.16%	1.37%	0.92%	1.54%
Portfolio Turnover Rate	43%	34%	57%	5%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.97	$12.25	$12.45	$12.51	$12.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.36	0.25	0.11	0.09	0.16
Net realized and unrealized gain/(loss)	(2.55)	2.02	0.20	0.29	0.40
Total from Investment Operations	(2.19)	2.27	0.31	0.38	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.20)	(0.06)	(0.09)	(0.17)
Distributions (from capital gains)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)
Total Dividends and Distributions	(1.26)	(0.55)	(0.51)	(0.44)	(0.71)
Net Asset Value, End of Period	$10.52	$13.97	$12.25	$12.45	$12.51
Total Return*	(17.19)%	18.70%	2.43%	3.32%	4.35%
Net Assets, End of Period (in thousands)	$96	$108	$126	$765	$960
Average Net Assets for the Period (in thousands)	$107	$119	$407	$860	$1,266
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.65%	0.65%	0.63%	0.56%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.65%	0.65%	0.63%	0.56%	0.64%
Ratio of Net Investment Income/(Loss)(2)	2.83%	1.88%	0.90%	0.76%	1.28%
Portfolio Turnover Rate	43%	34%	57%	5%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.03	$12.32	$12.56	$12.61	$12.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.29	0.16	0.10	0.18
Net realized and unrealized gain/(loss)	(2.58)	2.04	0.20	0.31	0.43
Total from Investment Operations	(2.17)	2.33	0.36	0.41	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.27)	(0.15)	(0.11)	(0.21)
Distributions (from capital gains)	(0.88)	(0.35)	(0.45)	(0.35)	(0.54)
Total Dividends and Distributions	(1.30)	(0.62)	(0.60)	(0.46)	(0.75)
Net Asset Value, End of Period	$10.56	$14.03	$12.32	$12.56	$12.61
Total Return*	(17.02)%	19.12%	2.78%	3.51%	4.71%
Net Assets, End of Period (in thousands)	$12,373	$16,283	$15,174	$17,532	$23,342
Average Net Assets for the Period (in thousands)	$15,587	$16,293	$16,406	$19,653	$23,661
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.39%	0.39%	0.38%	0.39%	0.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.36%	0.35%	0.36%	0.37%	0.35%
Ratio of Net Investment Income/(Loss)(2)	3.22%	2.14%	1.27%	0.78%	1.41%
Portfolio Turnover Rate	43%	34%	57%	5%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

20	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

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Notes to Financial Statements

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. The Adviser does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of the Adviser; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and the Transfer Agent on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s and the underlying funds’ transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC dba Janus Henderson Distributors) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $3,481.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class C Shares paid CDSCs of $380.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 797,875	$ 2,534,869	$ -	$ -	$ -	$ (3,463)	$(17,340,957)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 175,332,743	$ 1,863,900	$(19,204,857)	$ (17,340,957)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,500,765	$ 11,746,707	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,941,416	$ 5,006,862	$ -	$ -

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 148,268	$ (214,901)	$ 66,633

Capital has been adjusted by $148,268, including $65,129 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

4. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	131,319	$ 1,710,244	355,356	$ 4,764,384
Reinvested dividends and distributions	58,531	741,591	15,343	206,357
Shares repurchased	(122,674)	(1,557,740)	(80,383)	(1,091,591)
Net Increase/(Decrease)	67,176	$ 894,095	290,316	$ 3,879,150
Class C Shares:
Shares sold	48,373	$ 647,356	173,657	$ 2,303,786
Reinvested dividends and distributions	60,987	757,458	30,139	397,540
Shares repurchased	(200,594)	(2,458,259)	(406,421)	(5,326,079)
Net Increase/(Decrease)	(91,234)	$ (1,053,445)	(202,625)	$ (2,624,753)
Class D Shares:
Shares sold	914,668	$11,598,132	1,571,888	$21,315,238
Reinvested dividends and distributions	1,225,701	15,615,425	543,690	7,345,257
Shares repurchased	(2,315,355)	(29,083,904)	(1,674,219)	(22,496,419)
Net Increase/(Decrease)	(174,986)	$ (1,870,347)	441,359	$ 6,164,076
Class I Shares:
Shares sold	59,747	$ 758,459	109,209	$ 1,505,304
Reinvested dividends and distributions	27,767	353,471	10,010	135,239
Shares repurchased	(109,932)	(1,341,492)	(120,814)	(1,590,938)
Net Increase/(Decrease)	(22,418)	$ (229,562)	(1,595)	$ 49,605
Class S Shares:
Shares sold	611	$ 7,771	599	$ 7,939
Reinvested dividends and distributions	796	10,096	377	5,074
Shares repurchased	(22)	(295)	(3,530)	(47,390)
Net Increase/(Decrease)	1,385	$ 17,572	(2,554)	$ (34,377)
Class T Shares:
Shares sold	362,289	$ 4,761,019	325,413	$ 4,354,253
Reinvested dividends and distributions	118,335	1,504,041	53,074	715,439
Shares repurchased	(469,650)	(5,958,670)	(449,814)	(6,067,242)
Net Increase/(Decrease)	10,974	$ 306,390	(71,327)	$ (997,550)

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$84,708,962	$ 94,485,294	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Allocation Fund - Conservative

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund – Conservative

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Conservative (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Global Allocation Fund - Conservative

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Capital Gain Distributions	$11,811,836
Foreign Taxes Paid	$44,876
Foreign Source Income	$99,240
Dividends Received Deduction Percentage	8%
Qualified Dividend Income Percentage	17%

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Global Allocation Fund - Conservative	9/14-Present	Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

54	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Conservative

Notes

NotesPage1

Janus Investment Fund	55

Janus Henderson Global Allocation Fund - Conservative

Notes

NotesPage2

56	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Conservative

Notes

NotesPage3

Janus Investment Fund	57

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93020 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Global Allocation Fund - Growth

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Growth

Janus Henderson Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT

 This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2022, the Janus Henderson Global Allocation Fund – Growth’s Class I shares returned -18.42%. This compares with a return of -15.75% for the MSCI All Country World IndexSM, the Fund’s primary benchmark, and a return of -15.56% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Bloomberg Global Aggregate Bond Index (20%).

MARKET ENVIRONMENT

Global financial markets slid during the period as accelerating inflation forced central banks’ hand with respect to pulling forward their monetary tightening programs. Growth equities pulled stock markets lower as higher discount rates lowered the present value of their future income streams and, thus, stock prices. Later in the period, the market also began to price in the potential for an economic slowdown. Within bonds, shorter-dated maturities rose as these are typically influenced by near-term policy rate expectations. After spiking on inflation fears, longer-dated yields drifted lower as – similar to equities – concerns about a slowing economy increased.

PERFORMANCE DISCUSSION

The Janus Henderson Global Allocation Fund – Growth invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments (to the extent available) that are monitored and rebalanced continually. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Underperformance was concentrated in the portfolio’s allocation to the Janus Henderson Emerging Markets Fund. The global economy reopened fitfully from the COVID pandemic as several regions lagged others with more robust vaccination programs. Later in the period, the strength of the U.S. dollar also weighed on emerging markets. Another detractor was the Janus Henderson Global Bond Fund. Fixed income markets registered historic losses over the period as inflation exceeded expectations and global central banks moved aggressively to raise interest rates in an effort to tame rising prices. A notable contributor was the Janus Henderson Multi-Sector Income Fund, which in contrast to much of the global bond market, had some exposure to the variable-rate securities that can better weather rising policy rates.

OUTLOOK

We believe the epicenter of market risk lays in fixed income. Inflation is eroding the purchasing power of consumers. As a result, the Federal Reserve’s (Fed) battle of choice, and primary focus, is to control inflation; keeping unemployment low – for the time being – is a secondary objective. The central bank is well aware that achieving the dual goal of low prices and robust jobs market will be very challenging, and high unemployment is collateral damage they are willing to bear to control prices. In the words of Fed Chairman Jerome Powell addressing the possibility of a soft landing to the Senate banking committee: "It is going to be very challenging. It has been made significantly more challenging by the events of the last few months – thinking there of the war and of commodities prices and further problems with supply chains.”

We argue that inflationary pressures extend well beyond supply chains. It is the shortage of labor that is amplifying price pressures. Labor shortages lead to higher wage growth, which in turn leads to higher output prices. We are seeing the classic wage-price spiral in action. This spiral can be broken by slowing economic activity, risking tipping the economy into recession by choking demand. It

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Growth (unaudited)

is very difficult to find that ideal buffer zone where economic activity is reduced just enough to decrease prices but not to the degree that chokes the economy. Unfortunately, the Fed’s task is orders of magnitude more difficult given policy is well behind the curve. Historically during inflationary episodes, the Fed begins raising rates when inflation is 2.5%. In this cycle, Chairman Powell did not start hiking until it hit 8.5%.

We expect capital markets to continue to behave with considerable volatility, unless we are surprised by deft political maneuverings (which would be a most welcome surprise). Finding that delicate balance between controlling inflation and keeping unemployment low is like asking for a hole in one in golf – possible, but very rare. And this is why we believe investors should proceed with caution with respect to active risk taking.

Thank you for investing in the Janus Henderson Global Allocation Fund – Growth.

2	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth (unaudited)

Fund At A Glance

June 30, 2022

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	10.4%
Janus Henderson Emerging Markets Fund - Class N Shares	9.2
Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly Janus Henderson U.S. Managed Volatility Fund) - Class N Shares	7.6
Janus Henderson Contrarian Fund - Class N Shares	7.2
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	6.4
Janus Henderson Enterprise Fund - Class N Shares	6.3
Janus Henderson Overseas Fund - Class N Shares	5.9
Janus Henderson Global Equity Income Fund - Class N Shares	5.9
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.5
Janus Henderson Triton Fund - Class N Shares	5.4
Janus Henderson Global Select Fund - Class N Shares	4.3
Janus Henderson Global Research Fund - Class N Shares	3.5
Janus Henderson Forty Fund - Class N Shares	3.4
Janus Henderson European Focus Fund - Class N Shares	3.0
Janus Henderson Asia Equity Fund - Class N Shares	3.0
Janus Henderson Growth and Income Fund - Class N Shares	3.0
Janus Henderson Short Duration Flexible Bond Fund (formerly Janus Henderson Short -Term Bond Fund) - Class N Shares	2.9
Janus Henderson High-Yield Fund - Class N Shares	2.8
Janus Henderson Global Real Estate Fund - Class N Shares	2.5
Janus Henderson Flexible Bond Fund - Class N Shares	1.8

Asset Allocation - (% of Net Assets)
Equity Funds	82.1%
Fixed Income Funds	17.9%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	-18.58%	3.83%	6.02%	5.49%	1.14%
Class A Shares at MOP	-23.26%	2.61%	5.39%	5.12%
Class C Shares at NAV	-19.16%	3.09%	5.30%	4.74%	1.89%
Class C Shares at CDSC	-19.86%	3.09%	5.30%	4.74%
Class D Shares	-18.41%	4.01%	6.19%	5.67%	0.95%
Class I Shares	-18.42%	4.08%	6.26%	5.73%	0.89%
Class S Shares	-18.69%	3.65%	5.84%	5.30%	1.30%
Class T Shares	-18.50%	3.94%	6.12%	5.62%	1.05%
MSCI All Country World Index	-15.75%	7.00%	8.76%	6.17%
Global Growth Allocation Index	-15.56%	5.63%	7.10%	5.60%
Morningstar Quartile - Class T Shares	4th	2nd	1st	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	390/427	148/399	65/337	54/212

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Henderson Investors US LLC is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Growth (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)††
Class A Shares	$1,000.00	$806.40	$2.02	$1,000.00	$1,022.56	$2.26	0.45%
Class C Shares	$1,000.00	$803.60	$5.10	$1,000.00	$1,019.14	$5.71	1.14%
Class D Shares	$1,000.00	$806.90	$1.16	$1,000.00	$1,023.51	$1.30	0.26%
Class I Shares	$1,000.00	$806.80	$0.94	$1,000.00	$1,023.75	$1.05	0.21%
Class S Shares	$1,000.00	$805.90	$2.73	$1,000.00	$1,021.77	$3.06	0.61%
Class T Shares	$1,000.00	$806.70	$1.48	$1,000.00	$1,023.16	$1.66	0.33%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2022

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 82.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,274,361	$11,813,103
Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly Janus Henderson U.S. Managed Volatility Fund) - Class N Shares,	1,862,494	16,426,755
Janus Henderson Asia Equity Fund - Class N Shares	638,455	6,448,127
Janus Henderson Contrarian Fund - Class N Shares	688,693	15,605,147
Janus Henderson Emerging Markets Fund - Class N Shares	2,260,233	19,934,573
Janus Henderson Enterprise Fund - Class N Shares	106,207	13,547,670
Janus Henderson European Focus Fund - Class N Shares	181,236	6,524,232
Janus Henderson Forty Fund - Class N Shares	193,399	7,287,227
Janus Henderson Global Equity Income Fund - Class N Shares	2,109,051	12,632,864
Janus Henderson Global Real Estate Fund - Class N Shares	446,866	5,407,059
Janus Henderson Global Research Fund - Class N Shares	95,658	7,581,576
Janus Henderson Global Select Fund - Class N Shares	610,001	9,290,151
Janus Henderson Growth and Income Fund - Class N Shares	101,026	6,417,135
Janus Henderson Overseas Fund - Class N Shares	339,953	12,673,220
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	1,174,904	13,875,277
Janus Henderson Triton Fund - Class N Shares	448,579	11,640,160
		177,104,276
Fixed Income Funds – 17.9%
Janus Henderson Flexible Bond Fund - Class N Shares	390,796	3,814,163
Janus Henderson Global Bond Fund - Class N Shares	2,784,553	22,498,332
Janus Henderson High-Yield Fund - Class N Shares	860,839	6,017,076
Janus Henderson Short Duration Flexible Bond Fund (formerly Janus Henderson Short -Term Bond Fund) - Class N Shares,	2,195,785	6,235,954
		38,565,525
Total Investments (total cost $225,863,259) – 100.0%		215,669,801
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(84,109)
Net Assets – 100%		$215,585,692

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions from Underlying Funds	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 100.0%
Equity Funds - 82.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$1,951,188	$(103,465)	$64,564	$(3,250,091)	$11,813,103
Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly Janus Henderson U.S. Managed Volatility Fund) - Class N Shares	2,158,867	339,509	1,804,464	(6,004,963)	16,426,755
Janus Henderson Asia Equity Fund - Class N Shares	174,095	(114,709)	-	(2,400,016)	6,448,127
Janus Henderson Contrarian Fund - Class N Shares	460,112	558,876	1,203,266	(6,172,030)	15,605,147
Janus Henderson Emerging Markets Fund - Class N Shares	791,267	(288,307)	-	(8,766,210)	19,934,573
Janus Henderson Enterprise Fund - Class N Shares	228,454	(206,795)	2,694,047	(5,382,622)	13,547,670
Janus Henderson European Focus Fund - Class N Shares	14,230	87,578	-	(924,461)	6,524,232
Janus Henderson Forty Fund - Class N Shares	99,938	(1,239,634)	1,484,758	(4,948,507)	7,287,227
Janus Henderson Global Equity Income Fund - Class N Shares	788,970	(44,235)	-	(1,493,731)	12,632,864
Janus Henderson Global Real Estate Fund - Class N Shares	305,187	503,613	270,815	(1,922,357)	5,407,059
Janus Henderson Global Research Fund - Class N Shares	112,193	1,030,573	847,499	(3,440,583)	7,581,576
Janus Henderson Global Select Fund - Class N Shares	159,210	265,583	1,046,165	(2,733,862)	9,290,151
Janus Henderson Growth and Income Fund - Class N Shares	21,008	(58)	-	(211,458)	6,417,135
Janus Henderson International Managed Volatility Fund - Class N Shares	584,493	(2,427,328)	913,696	(1,629,502)	-
Janus Henderson Overseas Fund - Class N Shares	177,128	418,569	-	(2,661,963)	12,673,220
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	113,408	(56,040)	386,187	(2,626,031)	13,875,277
Janus Henderson Triton Fund - Class N Shares	382,482	(143,421)	2,814,027	(7,411,946)	11,640,160
Total Equity Funds	$8,522,230	$(1,419,691)	$13,529,488	$(61,980,333)	$177,104,276
Fixed Income Funds - 17.9%
Janus Henderson Flexible Bond Fund - Class N Shares	112,785	(470,472)	-	(422,564)	3,814,163
Janus Henderson Global Bond Fund - Class N Shares	591,014	(430,597)	78,111	(5,269,938)	22,498,332
Janus Henderson High-Yield Fund - Class N Shares	158,450	(34,421)	-	(1,288,011)	6,017,076
Janus Henderson Multi-Sector Income Fund - Class N Shares	251,551	226,670	21,027	(531,808)	-
Janus Henderson Short Duration Flexible Bond Fund (formerly Janus Henderson Short -Term Bond Fund) - Class N Shares	43,123	(13,127)	-	(204,592)	6,235,954
Total Fixed Income Funds	$1,156,923	$(721,947)	$99,138	$(7,716,913)	$38,565,525
Total Affiliated Investments - 100.0%	$9,679,153	$(2,141,638)	$13,628,626	$(69,697,246)	$215,669,801

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2022

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 100.0%
Equity Funds - 82.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	14,350,204	2,311,547	(1,495,092)	11,813,103
Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly Janus Henderson U.S. Managed Volatility Fund) - Class N Shares	17,118,303	7,449,841	(2,475,935)	16,426,755
Janus Henderson Asia Equity Fund - Class N Shares	8,488,580	1,353,080	(878,808)	6,448,127
Janus Henderson Contrarian Fund - Class N Shares	20,073,819	3,921,401	(2,776,919)	15,605,147
Janus Henderson Emerging Markets Fund - Class N Shares	27,672,452	5,011,988	(3,695,350)	19,934,573
Janus Henderson Enterprise Fund - Class N Shares	22,239,287	3,310,706	(6,412,906)	13,547,670
Janus Henderson European Focus Fund - Class N Shares	4,144,915	4,281,584	(1,065,384)	6,524,232
Janus Henderson Forty Fund - Class N Shares	20,013,791	3,684,792	(10,223,215)	7,287,227
Janus Henderson Global Equity Income Fund - Class N Shares	9,287,138	6,441,804	(1,558,112)	12,632,864
Janus Henderson Global Real Estate Fund - Class N Shares	11,664,707	752,603	(5,591,507)	5,407,059
Janus Henderson Global Research Fund - Class N Shares	10,449,600	2,520,309	(2,978,323)	7,581,576
Janus Henderson Global Select Fund - Class N Shares	11,112,246	2,519,547	(1,873,363)	9,290,151
Janus Henderson Growth and Income Fund - Class N Shares	-	6,633,957	(5,306)	6,417,135
Janus Henderson International Managed Volatility Fund - Class N Shares	11,101,760	4,711,869	(11,756,799)	-
Janus Henderson Overseas Fund - Class N Shares	16,096,329	1,121,829	(2,301,544)	12,673,220
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	15,965,735	1,722,395	(1,130,782)	13,875,277
Janus Henderson Triton Fund - Class N Shares	22,016,638	3,543,112	(6,364,223)	11,640,160
Fixed Income Funds - 17.9%
Janus Henderson Flexible Bond Fund - Class N Shares	3,894,244	5,634,772	(4,821,817)	3,814,163
Janus Henderson Global Bond Fund - Class N Shares	21,631,144	9,464,170	(2,896,447)	22,498,332
Janus Henderson High-Yield Fund - Class N Shares	-	7,681,756	(342,248)	6,017,076
Janus Henderson Multi-Sector Income Fund - Class N Shares	9,215,278	3,160,512	(12,070,652)	-
Janus Henderson Short Duration Flexible Bond Fund (formerly Janus Henderson Short -Term Bond Fund) - Class N Shares	-	7,070,596	(616,923)	6,235,954

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Growth Allocation Index	Global Growth Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Bloomberg Global Aggregate Bond Index (20%).
MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$177,104,276	$-	$-
Fixed Income Funds	38,565,525	-	-
Total Assets	$215,669,801	$-	$-

10	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Statement of Assets and Liabilities

June 30, 2022

Assets:
Affiliated investments, at value (cost $225,863,259)	$215,669,801
Cash	1,261
Trustees' deferred compensation	6,300
Receivables:
Dividends	491,186
Fund shares sold	140,630
Investments sold	31,608
Other assets	350
Total Assets	216,341,136
Liabilities:
Payables:	—
Investments purchased	490,858
Fund shares repurchased	145,743
Professional fees	43,716
Transfer agent fees and expenses	29,914
Advisory fees	9,146
Trustees' deferred compensation fees	6,300
12b-1 Distribution and shareholder servicing fees	3,885
Custodian fees	3,606
Trustees' fees and expenses	1,025
Accrued expenses and other payables	21,251
Total Liabilities	755,444
Net Assets	$215,585,692
Net Assets Consist of:
Capital (par value and paid-in surplus)	$220,566,968
Total distributable earnings (loss)	(4,981,276)
Total Net Assets	$215,585,692
Net Assets - Class A Shares	$5,147,548
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	446,203
Net Asset Value Per Share(1)	$11.54
Maximum Offering Price Per Share(2)	$12.24
Net Assets - Class C Shares	$3,031,303
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	269,530
Net Asset Value Per Share(1)	$11.25
Net Assets - Class D Shares	$181,526,919
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,567,646
Net Asset Value Per Share	$11.66
Net Assets - Class I Shares	$11,359,452
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	974,745
Net Asset Value Per Share	$11.65
Net Assets - Class S Shares	$1,133,724
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	98,974
Net Asset Value Per Share	$11.45
Net Assets - Class T Shares	$13,386,746
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,150,177
Net Asset Value Per Share	$11.64

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Growth

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Dividends from affiliates	$9,679,153
Other income	2,922
Total Investment Income	9,682,075
Expenses:
Advisory fees	130,182
12b-1 Distribution and shareholder servicing fees:
Class A Shares	15,190
Class C Shares	36,265
Class S Shares	3,556
Transfer agent administrative fees and expenses:
Class D Shares	245,283
Class S Shares	3,557
Class T Shares	39,905
Transfer agent networking and omnibus fees:
Class A Shares	4,808
Class C Shares	3,325
Class I Shares	13,212
Other transfer agent fees and expenses:
Class A Shares	405
Class C Shares	203
Class D Shares	39,124
Class I Shares	744
Class S Shares	61
Class T Shares	310
Registration fees	93,578
Professional fees	36,306
Shareholder reports expense	29,171
Custodian fees	10,466
Trustees’ fees and expenses	4,542
Other expenses	16,870
Total Expenses	727,063
Less: Excess Expense Reimbursement and Waivers	(4,102)
Net Expenses	722,961
Net Investment Income/(Loss)	8,959,114
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(2,141,638)
Capital gain distributions from underlying funds	13,628,626
Total Net Realized Gain/(Loss) on Investments	11,486,988
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	(69,697,246)
Total Change in Unrealized Net Appreciation/Depreciation	(69,697,246)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(49,251,144)

See Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$8,959,114	$3,596,758
Net realized gain/(loss) on investments	11,486,988	30,331,613
Change in unrealized net appreciation/depreciation	(69,697,246)	38,168,464
Net Increase/(Decrease) in Net Assets Resulting from Operations	(49,251,144)	72,096,835
Dividends and Distributions to Shareholders:
Class A Shares	(921,690)	(199,483)
Class C Shares	(566,187)	(178,499)
Class D Shares	(33,023,195)	(9,950,738)
Class I Shares	(2,339,152)	(578,152)
Class S Shares	(230,063)	(54,399)
Class T Shares	(2,369,409)	(691,699)
Net Decrease from Dividends and Distributions to Shareholders	(39,449,696)	(11,652,970)
Capital Share Transactions:
Class A Shares	1,260,008	477,851
Class C Shares	228,029	(1,483,053)
Class D Shares	22,065,920	(4,723,402)
Class I Shares	1,630,858	196,598
Class S Shares	217,222	(465,256)
Class T Shares	2,457,324	(609,017)
Net Increase/(Decrease) from Capital Share Transactions	27,859,361	(6,606,279)
Net Increase/(Decrease) in Net Assets	(60,841,479)	53,837,586
Net Assets:
Beginning of period	276,427,171	222,589,585
End of period	$215,585,692	$276,427,171

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.53	$12.93	$14.05	$14.28	$13.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.18	0.17	0.15	0.22
Net realized and unrealized gain/(loss)	(3.08)	4.12	(0.32)	0.27	0.98
Total from Investment Operations	(2.60)	4.30	(0.15)	0.42	1.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.18)	(0.17)	(0.17)	(0.27)
Distributions (from capital gains)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)
Total Dividends and Distributions	(2.39)	(0.70)	(0.97)	(0.65)	(0.90)
Net Asset Value, End of Period	$11.54	$16.53	$12.93	$14.05	$14.28
Total Return*	(18.53)%	33.72%	(1.48)%	3.57%	8.58%
Net Assets, End of Period (in thousands)	$5,148	$6,003	$4,381	$4,845	$4,637
Average Net Assets for the Period (in thousands)	$6,076	$4,883	$4,624	$4,564	$4,446
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.45%	0.46%	0.46%	0.46%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.45%	0.46%	0.46%	0.46%	0.46%
Ratio of Net Investment Income/(Loss)(2)	3.28%	1.17%	1.29%	1.07%	1.53%
Portfolio Turnover Rate	32%	50%	49%	9%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.16	$12.65	$13.76	$14.00	$13.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.37	0.09	0.07	0.05	0.10
Net realized and unrealized gain/(loss)	(3.01)	4.00	(0.32)	0.27	0.98
Total from Investment Operations	(2.64)	4.09	(0.25)	0.32	1.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.06)	(0.06)	(0.08)	(0.19)
Distributions (from capital gains)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)
Total Dividends and Distributions	(2.27)	(0.58)	(0.86)	(0.56)	(0.82)
Net Asset Value, End of Period	$11.25	$16.16	$12.65	$13.76	$14.00
Total Return*	(19.11)%	32.77%	(2.23)%	2.83%	7.84%
Net Assets, End of Period (in thousands)	$3,031	$4,096	$4,497	$6,586	$7,166
Average Net Assets for the Period (in thousands)	$3,787	$4,340	$5,700	$6,878	$5,467
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.16%	1.14%	1.18%	1.20%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.16%	1.14%	1.18%	1.20%	1.14%
Ratio of Net Investment Income/(Loss)(2)	2.60%	0.64%	0.55%	0.38%	0.69%
Portfolio Turnover Rate	32%	50%	49%	9%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.68	$13.04	$14.17	$14.39	$14.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.51	0.22	0.20	0.18	0.25
Net realized and unrealized gain/(loss)	(3.12)	4.15	(0.33)	0.27	0.99
Total from Investment Operations	(2.61)	4.37	(0.13)	0.45	1.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.21)	(0.20)	(0.19)	(0.30)
Distributions (from capital gains)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)
Total Dividends and Distributions	(2.41)	(0.73)	(1.00)	(0.67)	(0.93)
Net Asset Value, End of Period	$11.66	$16.68	$13.04	$14.17	$14.39
Total Return*	(18.41)%	34.01%	(1.37)%	3.77%	8.79%
Net Assets, End of Period (in thousands)	$181,527	$233,735	$187,295	$205,433	$219,870
Average Net Assets for the Period (in thousands)	$218,436	$213,320	$195,360	$205,469	$222,712
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.26%	0.27%	0.28%	0.29%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.26%	0.27%	0.28%	0.28%	0.27%
Ratio of Net Investment Income/(Loss)(2)	3.45%	1.45%	1.46%	1.27%	1.71%
Portfolio Turnover Rate	32%	50%	49%	9%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.68	$13.04	$14.16	$14.39	$14.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.54	0.23	0.22	0.19	0.21
Net realized and unrealized gain/(loss)	(3.14)	4.14	(0.33)	0.26	1.04
Total from Investment Operations	(2.60)	4.37	(0.11)	0.45	1.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.21)	(0.21)	(0.20)	(0.31)
Distributions (from capital gains)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)
Total Dividends and Distributions	(2.43)	(0.73)	(1.01)	(0.68)	(0.94)
Net Asset Value, End of Period	$11.65	$16.68	$13.04	$14.16	$14.39
Total Return*	(18.42)%	34.07%	(1.24)%	3.80%	8.90%
Net Assets, End of Period (in thousands)	$11,359	$14,799	$11,548	$14,977	$14,180
Average Net Assets for the Period (in thousands)	$14,681	$12,747	$13,319	$15,240	$9,393
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.21%	0.22%	0.22%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.21%	0.22%	0.22%	0.20%
Ratio of Net Investment Income/(Loss)(2)	3.65%	1.49%	1.59%	1.33%	1.44%
Portfolio Turnover Rate	32%	50%	49%	9%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.43	$12.85	$13.96	$14.20	$13.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.16	0.18	0.13	0.22
Net realized and unrealized gain/(loss)	(3.09)	4.08	(0.35)	0.26	0.95
Total from Investment Operations	(2.61)	4.24	(0.17)	0.39	1.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.14)	(0.14)	(0.15)	(0.25)
Distributions (from capital gains)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)
Total Dividends and Distributions	(2.37)	(0.66)	(0.94)	(0.63)	(0.88)
Net Asset Value, End of Period	$11.45	$16.43	$12.85	$13.96	$14.20
Total Return*	(18.71)%	33.45%	(1.67)%	3.41%	8.38%
Net Assets, End of Period (in thousands)	$1,134	$1,408	$1,539	$2,157	$2,034
Average Net Assets for the Period (in thousands)	$1,423	$1,325	$1,879	$2,446	$2,398
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.62%	0.62%	0.62%	0.61%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.62%	0.62%	0.62%	0.61%	0.64%
Ratio of Net Investment Income/(Loss)(2)	3.31%	1.05%	1.30%	0.96%	1.53%
Portfolio Turnover Rate	32%	50%	49%	9%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.65	$13.02	$14.14	$14.37	$14.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.49	0.21	0.19	0.17	0.24
Net realized and unrealized gain/(loss)	(3.10)	4.14	(0.32)	0.26	0.99
Total from Investment Operations	(2.61)	4.35	(0.13)	0.43	1.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.20)	(0.19)	(0.18)	(0.29)
Distributions (from capital gains)	(1.89)	(0.52)	(0.80)	(0.48)	(0.63)
Total Dividends and Distributions	(2.40)	(0.72)	(0.99)	(0.66)	(0.92)
Net Asset Value, End of Period	$11.64	$16.65	$13.02	$14.14	$14.37
Total Return*	(18.45)%	33.88%	(1.37)%	3.61%	8.74%
Net Assets, End of Period (in thousands)	$13,387	$16,385	$13,330	$16,624	$19,131
Average Net Assets for the Period (in thousands)	$15,962	$15,199	$15,095	$17,721	$18,582
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.36%	0.37%	0.37%	0.38%	0.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.34%	0.34%	0.35%	0.36%	0.34%
Ratio of Net Investment Income/(Loss)(2)	3.34%	1.37%	1.43%	1.20%	1.63%
Portfolio Turnover Rate	32%	50%	49%	9%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

20	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

22	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. The Adviser does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of the Adviser; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and the Transfer Agent on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s and the underlying funds’ transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities

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Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC dba Janus Henderson Distributors) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $2,495.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2022.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

24	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 473,222	$ 7,365,841	$ -	$ -	$ -	$ (5,219)	$(12,815,120)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 228,484,921	$ 6,018,361	$(18,833,481)	$ (12,815,120)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 11,095,072	$ 28,354,624	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,296,153	$ 8,356,817	$ -	$ -

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Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 284,553	$ (213,185)	$ (71,368)

Capital has been adjusted by $284,553, including $164,663 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

4. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	89,960	$ 1,358,917	121,575	$ 1,869,525
Reinvested dividends and distributions	62,381	892,045	12,689	191,983
Shares repurchased	(69,241)	(990,954)	(109,989)	(1,583,657)
Net Increase/(Decrease)	83,100	$ 1,260,008	24,275	$ 477,851
Class C Shares:
Shares sold	50,290	$ 752,340	15,517	$ 232,566
Reinvested dividends and distributions	40,471	566,187	12,021	178,396
Shares repurchased	(74,702)	(1,090,498)	(129,690)	(1,894,015)
Net Increase/(Decrease)	16,059	$ 228,029	(102,152)	$ (1,483,053)
Class D Shares:
Shares sold	717,556	$10,183,352	780,983	$12,174,251
Reinvested dividends and distributions	2,264,733	32,702,741	646,015	9,851,729
Shares repurchased	(1,428,267)	(20,820,173)	(1,776,998)	(26,749,382)
Net Increase/(Decrease)	1,554,022	$22,065,920	(350,000)	$ (4,723,402)
Class I Shares:
Shares sold	281,698	$ 4,311,736	253,162	$ 3,929,904
Reinvested dividends and distributions	161,707	2,333,434	37,936	578,152
Shares repurchased	(356,172)	(5,014,312)	(289,397)	(4,311,458)
Net Increase/(Decrease)	87,233	$ 1,630,858	1,701	$ 196,598
Class S Shares:
Shares sold	17,126	$ 272,937	13,068	$ 195,275
Reinvested dividends and distributions	16,190	230,063	3,615	54,399
Shares repurchased	(20,047)	(285,778)	(50,746)	(714,930)
Net Increase/(Decrease)	13,269	$ 217,222	(34,063)	$ (465,256)
Class T Shares:
Shares sold	413,560	$ 6,024,828	329,507	$ 5,025,825
Reinvested dividends and distributions	161,423	2,327,722	44,915	684,055
Shares repurchased	(408,778)	(5,895,226)	(414,145)	(6,318,897)
Net Increase/(Decrease)	166,205	$ 2,457,324	(39,723)	$ (609,017)

26	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$94,304,170	$ 83,331,598	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Allocation Fund - Growth

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund - Growth

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Growth (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

28	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

Janus Investment Fund	29

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

40	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

42	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Allocation Fund - Growth

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Capital Gain Distributions	$28,519,287
Foreign Taxes Paid	$117,151
Foreign Source Income	$258,561
Dividends Received Deduction Percentage	14%
Qualified Dividend Income Percentage	30%

44	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

48	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

50	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Global Allocation Fund - Growth	9/14-Present	Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

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Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93021 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Moderate

Janus Henderson Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT

 This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions. The Fund seeks total return through growth of capital and income.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2022, the Janus Henderson Global Allocation Fund – Moderate’s Class I shares returned -17.70%. This compares with a return of -15.75% for its primary benchmark, the MSCI All Country World IndexSM, and a -15.41% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Bloomberg Global Aggregate Bond Index (40%).

MARKET ENVIRONMENT

Global financial markets slid during the period as accelerating inflation forced central banks’ hand with respect to pulling forward their monetary tightening programs. Growth equities pulled stock markets lower as higher discount rates lowered the present value of their future income streams and, thus, stock prices. Later in the period, the market also began to price in the potential for an economic slowdown. Within bonds, shorter-dated maturities rose as these are typically influenced by near-term policy rate expectations. After spiking on inflation fears, longer-dated yields drifted lower as – similar to equities – concerns about a slowing economy increased.

PERFORMANCE DISCUSSION

The Janus Henderson Global Allocation Fund – Moderate invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments (to the extent these are available) that are monitored and rebalanced continually. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Underperformance was concentrated in the portfolio’s allocation to the Janus Henderson Global Bond Fund. Fixed income markets registered historic losses over the period as inflation exceeded expectations and global central banks moved aggressively to raise interest rates in an effort to tame rising prices. Also detracting was the Janus Henderson Emerging Markets Fund. The global economy reopened fitfully from the COVID-19 pandemic as several regions lagged others with more robust vaccination programs. Later in the period, the strength of the U.S. dollar weighed on emerging markets. A notable contributor was the Janus Henderson Multi-Sector Income Fund, which in contrast to much of the global bond market, had some exposure to the variable-rate securities that can better weather rising policy rates.

OUTLOOK

We believe the epicenter of market risk lays in fixed income. Inflation is eroding the purchasing power of consumers. As a result, the Federal Reserve’s (Fed) battle of choice, and primary focus, is to control inflation; keeping unemployment low – for the time being – is a secondary objective. The central bank is well aware that achieving the dual goal of low prices and robust jobs market will be very challenging, and high unemployment is collateral damage they are willing to bear to control prices. In the words of Fed Chairman Jerome Powell addressing the possibility of a soft landing to the Senate banking committee: "It is going to be very challenging. It has been made significantly more challenging by the events of the last few months – thinking there of the war and of commodities prices and further problems with supply chains.”

We argue that inflationary pressures extend well beyond supply chains. It is the shortage of labor that is amplifying price pressures. Labor shortages lead to higher wage growth, which in turn leads to higher output prices. We are seeing the classic wage-price spiral in action. This spiral can be broken by slowing economic activity, risking tipping the economy into recession by choking demand. It is very difficult to find that ideal buffer zone where economic activity is reduced just enough to decrease

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Moderate (unaudited)

prices but not to the degree that chokes the economy. Unfortunately, the Fed’s task is orders of magnitude more difficult given policy is well behind the curve. Historically during inflationary episodes, the Fed begins raising rates when inflation is 2.5%. In this cycle, Chairman Powell did not start hiking until it hit 8.5%.

We expect capital markets to continue to behave with considerable volatility, unless we are surprised by deft political maneuverings (which would be a most welcome surprise). Finding that delicate balance between controlling inflation and keeping unemployment low is like asking for a hole in one in golf – possible, but very rare. And this is why we believe investors should proceed with caution with respect to active risk taking.

Thank you for investing in the Janus Henderson Global Allocation Fund – Moderate.

2	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Fund At A Glance

June 30, 2022

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	22.0%
Janus Henderson Emerging Markets Fund - Class N Shares	6.8
Janus Henderson Short Duration Flexible Bond Fund (formerly Janus Henderson Short -Term Bond Fund) - Class N Shares	6.1
Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly Janus Henderson U.S. Managed Volatility Fund) - Class N Shares	5.9
Janus Henderson High-Yield Fund - Class N Shares	5.9
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.5
Janus Henderson Contrarian Fund - Class N Shares	5.4
Janus Henderson Enterprise Fund - Class N Shares	4.8
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	4.6
Janus Henderson Global Equity Income Fund - Class N Shares	4.3
Janus Henderson Overseas Fund - Class N Shares	4.3
Janus Henderson Triton Fund - Class N Shares	4.1
Janus Henderson Flexible Bond Fund - Class N Shares	3.7
Janus Henderson Global Select Fund - Class N Shares	3.2
Janus Henderson Global Research Fund - Class N Shares	2.5
Janus Henderson Forty Fund - Class N Shares	2.4
Janus Henderson Asia Equity Fund - Class N Shares	2.3
Janus Henderson European Focus Fund - Class N Shares	2.2
Janus Henderson Growth and Income Fund - Class N Shares	2.1
Janus Henderson Global Real Estate Fund - Class N Shares	1.9

Asset Allocation - (% of Net Assets)
Equity Funds	62.3%
Fixed Income Funds	37.7%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-17.89%	2.83%	4.74%	5.11%	1.09%	1.09%
Class A Shares at MOP	-22.62%	1.62%	4.13%	4.74%
Class C Shares at NAV	-18.51%	2.09%	4.03%	4.37%	1.87%	1.87%
Class C Shares at CDSC	-19.24%	2.09%	4.03%	4.37%
Class D Shares	-17.75%	3.03%	4.92%	5.30%	0.93%	0.91%
Class I Shares	-17.70%	3.06%	4.97%	5.35%	0.87%	0.87%
Class S Shares	-18.08%	2.64%	4.55%	4.90%	1.28%	1.28%
Class T Shares	-17.81%	2.94%	4.86%	5.25%	1.03%	1.03%
MSCI All Country World Index	-15.75%	7.00%	8.76%	6.17%
Global Moderate Allocation Index	-15.41%	4.18%	5.41%	4.95%
Morningstar Quartile - Class T Shares	4th	3rd	3rd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	378/427	267/399	204/337	75/212

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

4	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Henderson Investors US LLC is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. Net expense ratios reflect the expense waivers, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)††
Class A Shares	$1,000.00	$818.00	$1.94	$1,000.00	$1,022.66	$2.16	0.43%
Class C Shares	$1,000.00	$815.30	$5.04	$1,000.00	$1,019.24	$5.61	1.12%
Class D Shares	$1,000.00	$818.80	$1.13	$1,000.00	$1,023.55	$1.25	0.25%
Class I Shares	$1,000.00	$819.10	$0.99	$1,000.00	$1,023.70	$1.10	0.22%
Class S Shares	$1,000.00	$817.30	$2.79	$1,000.00	$1,021.72	$3.11	0.62%
Class T Shares	$1,000.00	$818.90	$1.49	$1,000.00	$1,023.16	$1.66	0.33%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2022

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 62.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,158,395	$10,736,885
Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly Janus Henderson U.S. Managed Volatility Fund) - Class N Shares,	1,319,058	11,631,873
Janus Henderson Asia Equity Fund - Class N Shares	439,992	4,442,547
Janus Henderson Contrarian Fund - Class N Shares	464,103	10,514,114
Janus Henderson Emerging Markets Fund - Class N Shares	1,514,299	13,352,859
Janus Henderson Enterprise Fund - Class N Shares	74,630	9,517,977
Janus Henderson European Focus Fund - Class N Shares	122,233	4,399,177
Janus Henderson Forty Fund - Class N Shares	123,211	4,642,362
Janus Henderson Global Equity Income Fund - Class N Shares	1,422,901	8,521,513
Janus Henderson Global Real Estate Fund - Class N Shares	301,329	3,645,461
Janus Henderson Global Research Fund - Class N Shares	63,042	4,995,443
Janus Henderson Global Select Fund - Class N Shares	411,275	6,262,968
Janus Henderson Growth and Income Fund - Class N Shares	63,490	4,032,741
Janus Henderson Overseas Fund - Class N Shares	227,153	8,468,136
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	765,386	9,037,656
Janus Henderson Triton Fund - Class N Shares	307,124	7,967,613
		122,169,325
Fixed Income Funds – 37.7%
Janus Henderson Flexible Bond Fund - Class N Shares	749,619	7,315,634
Janus Henderson Global Bond Fund - Class N Shares	5,349,406	43,214,541
Janus Henderson High-Yield Fund - Class N Shares	1,655,989	11,572,760
Janus Henderson Short Duration Flexible Bond Fund (formerly Janus Henderson Short -Term Bond Fund) - Class N Shares,	4,223,663	11,994,196
		74,097,131
Total Investments (total cost $209,748,883) – 100.0%		196,266,456
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(74,490)
Net Assets – 100%		$196,191,966

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions from Underlying Funds	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 100.0%
Equity Funds - 62.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$1,864,522	$(153,628)	$61,697	$(3,009,880)	$10,736,885
Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly Janus Henderson U.S. Managed Volatility Fund) - Class N Shares	1,530,142	113,515	1,278,952	(4,093,835)	11,631,873
Janus Henderson Asia Equity Fund - Class N Shares	126,733	(168,557)	-	(1,673,224)	4,442,547
Janus Henderson Contrarian Fund - Class N Shares	324,495	440,844	848,607	(4,298,164)	10,514,114
Janus Henderson Emerging Markets Fund - Class N Shares	562,535	(413,386)	-	(5,962,059)	13,352,859
Janus Henderson Enterprise Fund - Class N Shares	160,739	(74,702)	1,895,522	(3,810,745)	9,517,977
Janus Henderson European Focus Fund - Class N Shares	10,576	84,668	-	(654,017)	4,399,177
Janus Henderson Forty Fund - Class N Shares	69,592	(474,129)	1,033,915	(3,757,569)	4,642,362
Janus Henderson Global Equity Income Fund - Class N Shares	525,572	(62,071)	-	(951,652)	8,521,513
Janus Henderson Global Real Estate Fund - Class N Shares	229,140	395,714	204,886	(1,402,680)	3,645,461
Janus Henderson Global Research Fund - Class N Shares	76,924	797,163	581,080	(2,384,569)	4,995,443
Janus Henderson Global Select Fund - Class N Shares	110,470	188,397	725,898	(1,878,284)	6,262,968
Janus Henderson Growth and Income Fund - Class N Shares	13,214	(274)	-	(133,030)	4,032,741
Janus Henderson International Managed Volatility Fund - Class N Shares	411,512	(1,596,120)	643,288	(1,184,846)	-
Janus Henderson Overseas Fund - Class N Shares	126,424	291,238	-	(1,864,601)	8,468,136
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	79,828	(82,305)	271,837	(1,694,885)	9,037,656
Janus Henderson Triton Fund - Class N Shares	270,203	(89,499)	1,987,953	(5,318,851)	7,967,613
Total Equity Funds	$6,492,621	$(803,132)	$9,533,635	$(44,072,891)	$122,169,325
Fixed Income Funds - 37.7%
Janus Henderson Flexible Bond Fund - Class N Shares	212,851	(654,599)	-	(883,519)	7,315,634
Janus Henderson Global Bond Fund - Class N Shares	1,235,905	(1,781,160)	161,878	(10,150,120)	43,214,541
Janus Henderson High-Yield Fund - Class N Shares	320,353	(192,066)	-	(2,483,537)	11,572,760
Janus Henderson Multi-Sector Income Fund - Class N Shares	528,900	882,726	43,544	(1,506,159)	-
Janus Henderson Short Duration Flexible Bond Fund (formerly Janus Henderson Short -Term Bond Fund) - Class N Shares	86,590	(46,752)	-	(389,202)	11,994,196
Total Fixed Income Funds	$2,384,599	$(1,791,851)	$205,422	$(15,412,537)	$74,097,131
Total Affiliated Investments - 100.0%	$8,877,220	$(2,594,983)	$9,739,057	$(59,485,428)	$196,266,456

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2022

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 100.0%
Equity Funds - 62.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	13,349,800	2,751,771	(2,201,178)	10,736,885
Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly Janus Henderson U.S. Managed Volatility Fund) - Class N Shares	12,033,925	6,338,776	(2,760,508)	11,631,873
Janus Henderson Asia Equity Fund - Class N Shares	5,960,424	1,118,185	(794,281)	4,442,547
Janus Henderson Contrarian Fund - Class N Shares	14,125,732	3,298,922	(3,053,220)	10,514,114
Janus Henderson Emerging Markets Fund - Class N Shares	19,450,827	3,905,482	(3,628,005)	13,352,859
Janus Henderson Enterprise Fund - Class N Shares	15,630,870	2,952,375	(5,179,821)	9,517,977
Janus Henderson European Focus Fund - Class N Shares	2,918,164	2,952,771	(902,409)	4,399,177
Janus Henderson Forty Fund - Class N Shares	14,068,916	2,650,291	(7,845,147)	4,642,362
Janus Henderson Global Equity Income Fund - Class N Shares	6,524,368	5,057,736	(2,046,868)	8,521,513
Janus Henderson Global Real Estate Fund - Class N Shares	8,192,442	911,823	(4,451,838)	3,645,461
Janus Henderson Global Research Fund - Class N Shares	7,362,080	2,166,258	(2,945,489)	4,995,443
Janus Henderson Global Select Fund - Class N Shares	7,805,251	2,144,800	(1,997,196)	6,262,968
Janus Henderson Growth and Income Fund - Class N Shares	-	4,176,549	(10,504)	4,032,741
Janus Henderson International Managed Volatility Fund - Class N Shares	7,803,661	3,150,322	(8,173,017)	-
Janus Henderson Overseas Fund - Class N Shares	11,321,456	978,530	(2,258,487)	8,468,136
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	11,233,448	1,224,134	(1,642,736)	9,037,656
Janus Henderson Triton Fund - Class N Shares	15,476,296	3,092,518	(5,192,851)	7,967,613
Fixed Income Funds - 37.7%
Janus Henderson Flexible Bond Fund - Class N Shares	9,145,654	7,523,353	(7,815,255)	7,315,634
Janus Henderson Global Bond Fund - Class N Shares	51,305,436	15,969,513	(12,129,128)	43,214,541
Janus Henderson High-Yield Fund - Class N Shares	-	16,017,781	(1,769,418)	11,572,760
Janus Henderson Multi-Sector Income Fund - Class N Shares	21,973,931	4,008,583	(25,359,081)	-
Janus Henderson Short Duration Flexible Bond Fund (formerly Janus Henderson Short -Term Bond Fund) - Class N Shares	-	14,093,355	(1,663,205)	11,994,196

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index

Global Moderate Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$122,169,325	$-	$-
Fixed Income Funds	74,097,131	-	-
Total Assets	$196,266,456	$-	$-

10	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Statement of Assets and Liabilities

June 30, 2022

Assets:
Affiliated investments, at value (cost $209,748,883)	$196,266,456
Trustees' deferred compensation	5,739
Receivables:
Fund shares sold	491,818
Dividends	429,623
Investments sold	203,610
Due from adviser	9,475
Other assets	337
Total Assets	197,407,058
Liabilities:
Payables:	—
Fund shares repurchased	673,179
Investments purchased	429,612
Professional fees	44,021
Transfer agent fees and expenses	27,126
Advisory fees	8,327
Trustees' deferred compensation fees	5,739
12b-1 Distribution and shareholder servicing fees	3,925
Custodian fees	3,578
Trustees' fees and expenses	956
Accrued expenses and other payables	18,629
Total Liabilities	1,215,092
Net Assets	$196,191,966
Net Assets Consist of:
Capital (par value and paid-in surplus)	$207,670,069
Total distributable earnings (loss)	(11,478,103)
Total Net Assets	$196,191,966
Net Assets - Class A Shares	$11,371,042
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,053,861
Net Asset Value Per Share(1)	$10.79
Maximum Offering Price Per Share(2)	$11.45
Net Assets - Class C Shares	$1,386,806
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	130,376
Net Asset Value Per Share(1)	$10.64
Net Assets - Class D Shares	$164,692,141
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,131,289
Net Asset Value Per Share	$10.88
Net Assets - Class I Shares	$4,527,751
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	416,738
Net Asset Value Per Share	$10.86
Net Assets - Class S Shares	$1,066,015
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	99,736
Net Asset Value Per Share	$10.69
Net Assets - Class T Shares	$13,148,211
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,212,428
Net Asset Value Per Share	$10.84

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Moderate

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Dividends from affiliates	$8,877,220
Other income	2,318
Total Investment Income	8,879,538
Expenses:
Advisory fees	122,529
12b-1 Distribution and shareholder servicing fees:
Class A Shares	34,126
Class C Shares	22,015
Class S Shares	3,305
Transfer agent administrative fees and expenses:
Class D Shares	223,691
Class S Shares	3,305
Class T Shares	39,344
Transfer agent networking and omnibus fees:
Class A Shares	7,067
Class C Shares	2,199
Class I Shares	13,056
Other transfer agent fees and expenses:
Class A Shares	845
Class C Shares	129
Class D Shares	32,152
Class I Shares	638
Class S Shares	39
Class T Shares	300
Registration fees	94,596
Professional fees	36,305
Shareholder reports expense	26,861
Custodian fees	10,383
Trustees’ fees and expenses	4,275
Other expenses	16,697
Total Expenses	693,857
Less: Excess Expense Reimbursement and Waivers	(24,754)
Net Expenses	669,103
Net Investment Income/(Loss)	8,210,435
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(2,594,983)
Capital gain distributions from underlying funds	9,739,057
Total Net Realized Gain/(Loss) on Investments	7,144,074
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	(59,485,428)
Total Change in Unrealized Net Appreciation/Depreciation	(59,485,428)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(44,130,919)

See Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$8,210,435	$4,234,832
Net realized gain/(loss) on investments	7,144,074	21,577,455
Change in unrealized net appreciation/depreciation	(59,485,428)	28,175,935
Net Increase/(Decrease) in Net Assets Resulting from Operations	(44,130,919)	53,988,222
Dividends and Distributions to Shareholders:
Class A Shares	(1,713,006)	(436,945)
Class C Shares	(264,396)	(145,569)
Class D Shares	(24,712,793)	(8,667,975)
Class I Shares	(1,956,536)	(232,730)
Class S Shares	(165,949)	(57,459)
Class T Shares	(1,949,321)	(667,809)
Net Decrease from Dividends and Distributions to Shareholders	(30,762,001)	(10,208,487)
Capital Share Transactions:
Class A Shares	1,609,701	3,904,630
Class C Shares	(820,511)	(2,269,728)
Class D Shares	11,777,201	(1,367,160)
Class I Shares	1,728,132	1,161,673
Class S Shares	88,622	(118,615)
Class T Shares	1,120,898	(36,714)
Net Increase/(Decrease) from Capital Share Transactions	15,504,043	1,274,086
Net Increase/(Decrease) in Net Assets	(59,388,877)	45,053,821
Net Assets:
Beginning of period	255,580,843	210,527,022
End of period	$196,191,966	$255,580,843

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.88	$12.29	$12.90	$13.07	$13.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.43	0.22	0.16	0.09	0.18
Net realized and unrealized gain/(loss)	(2.77)	2.98	(0.06)	0.28	0.67
Total from Investment Operations	(2.34)	3.20	0.10	0.37	0.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.22)	(0.14)	(0.10)	(0.21)
Distributions (from capital gains)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)
Total Dividends and Distributions	(1.75)	(0.61)	(0.71)	(0.54)	(0.92)
Net Asset Value, End of Period	$10.79	$14.88	$12.29	$12.90	$13.07
Total Return*	(17.84)%	26.39%	0.60%	3.32%	6.53%
Net Assets, End of Period (in thousands)	$11,371	$14,023	$8,165	$9,529	$10,021
Average Net Assets for the Period (in thousands)	$13,650	$11,150	$9,063	$9,899	$10,557
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.43%	0.43%	0.41%	0.45%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.43%	0.43%	0.41%	0.45%	0.46%
Ratio of Net Investment Income/(Loss)(2)	3.21%	1.56%	1.29%	0.68%	1.34%
Portfolio Turnover Rate	43%	41%	51%	6%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.66	$12.11	$12.70	$12.86	$12.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.16	0.06	0.01	0.10
Net realized and unrealized gain/(loss)	(2.72)	2.88	(0.05)	0.27	0.64
Total from Investment Operations	(2.40)	3.04	0.01	0.28	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.10)	(0.03)	—(2)	(0.12)
Distributions (from capital gains)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)
Total Dividends and Distributions	(1.62)	(0.49)	(0.60)	(0.44)	(0.83)
Net Asset Value, End of Period	$10.64	$14.66	$12.11	$12.70	$12.86
Total Return*	(18.40)%	25.39%	(0.06)%	2.57%	5.74%
Net Assets, End of Period (in thousands)	$1,387	$2,854	$4,381	$6,211	$7,341
Average Net Assets for the Period (in thousands)	$2,274	$3,487	$5,235	$6,648	$8,036
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	1.19%	1.12%	1.18%	1.14%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	1.19%	1.11%	1.18%	1.14%	1.13%
Ratio of Net Investment Income/(Loss)(3)	2.42%	1.17%	0.45%	0.08%	0.73%
Portfolio Turnover Rate	43%	41%	51%	6%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

15

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.99	$12.38	$12.98	$13.16	$13.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.45	0.26	0.18	0.11	0.21
Net realized and unrealized gain/(loss)	(2.79)	2.98	(0.05)	0.28	0.68
Total from Investment Operations	(2.34)	3.24	0.13	0.39	0.89
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.24)	(0.16)	(0.13)	(0.24)
Distributions (from capital gains)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)
Total Dividends and Distributions	(1.77)	(0.63)	(0.73)	(0.57)	(0.95)
Net Asset Value, End of Period	$10.88	$14.99	$12.38	$12.98	$13.16
Total Return*	(17.71)%	26.53%	0.84%	3.44%	6.77%
Net Assets, End of Period (in thousands)	$164,692	$213,724	$178,202	$196,873	$212,763
Average Net Assets for the Period (in thousands)	$199,211	$197,314	$187,271	$199,360	$218,363
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.26%	0.27%	0.27%	0.29%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.25%	0.25%	0.26%	0.26%	0.26%
Ratio of Net Investment Income/(Loss)(2)	3.35%	1.84%	1.40%	0.88%	1.56%
Portfolio Turnover Rate	43%	41%	51%	6%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.98	$12.37	$12.97	$13.15	$13.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.53	0.25	0.19	0.11	0.20
Net realized and unrealized gain/(loss)	(2.86)	3.00	(0.05)	0.29	0.69
Total from Investment Operations	(2.33)	3.25	0.14	0.40	0.89
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.25)	(0.17)	(0.14)	(0.25)
Distributions (from capital gains)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)
Total Dividends and Distributions	(1.79)	(0.64)	(0.74)	(0.58)	(0.96)
Net Asset Value, End of Period	$10.86	$14.98	$12.37	$12.97	$13.15
Total Return*	(17.72)%	26.62%	0.88%	3.53%	6.77%
Net Assets, End of Period (in thousands)	$4,528	$6,744	$4,551	$5,533	$6,856
Average Net Assets for the Period (in thousands)	$12,862	$5,660	$4,907	$5,905	$5,072
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.22%	0.21%	0.21%	0.22%	0.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.22%	0.21%	0.21%	0.22%	0.20%
Ratio of Net Investment Income/(Loss)(2)	3.87%	1.81%	1.47%	0.85%	1.50%
Portfolio Turnover Rate	43%	41%	51%	6%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

17

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.75	$12.19	$12.79	$12.97	$13.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.21	0.15	0.06	0.16
Net realized and unrealized gain/(loss)	(2.74)	2.93	(0.07)	0.29	0.66
Total from Investment Operations	(2.34)	3.14	0.08	0.35	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.19)	(0.11)	(0.09)	(0.19)
Distributions (from capital gains)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)
Total Dividends and Distributions	(1.72)	(0.58)	(0.68)	(0.53)	(0.90)
Net Asset Value, End of Period	$10.69	$14.75	$12.19	$12.79	$12.97
Total Return*	(17.97)%	26.03%	0.47%	3.14%	6.31%
Net Assets, End of Period (in thousands)	$1,066	$1,385	$1,247	$2,217	$2,695
Average Net Assets for the Period (in thousands)	$1,322	$1,358	$1,929	$2,482	$2,722
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.62%	0.62%	0.62%	0.60%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.62%	0.62%	0.62%	0.60%	0.62%
Ratio of Net Investment Income/(Loss)(2)	3.03%	1.51%	1.17%	0.51%	1.17%
Portfolio Turnover Rate	43%	41%	51%	6%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.94	$12.34	$12.94	$13.12	$13.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.24	0.16	0.10	0.21
Net realized and unrealized gain/(loss)	(2.78)	2.98	(0.04)	0.28	0.66
Total from Investment Operations	(2.34)	3.22	0.12	0.38	0.87
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.23)	(0.15)	(0.12)	(0.23)
Distributions (from capital gains)	(1.31)	(0.39)	(0.57)	(0.44)	(0.71)
Total Dividends and Distributions	(1.76)	(0.62)	(0.72)	(0.56)	(0.94)
Net Asset Value, End of Period	$10.84	$14.94	$12.34	$12.94	$13.12
Total Return*	(17.77)%	26.43%	0.76%	3.38%	6.64%
Net Assets, End of Period (in thousands)	$13,148	$16,849	$13,981	$16,966	$17,735
Average Net Assets for the Period (in thousands)	$15,737	$15,516	$15,728	$17,106	$18,214
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.37%	0.37%	0.38%	0.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.33%	0.32%	0.34%	0.34%	0.33%
Ratio of Net Investment Income/(Loss)(2)	3.27%	1.76%	1.29%	0.79%	1.50%
Portfolio Turnover Rate	43%	41%	51%	6%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

19

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

20	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

22	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.12% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. The Adviser does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of the Adviser; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and the Transfer Agent on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s and the underlying funds’ transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities

Janus Investment Fund	23

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors US LLC (formerly Janus Distributors LLC dba Janus Henderson Distributors) (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $695.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class C Shares paid CDSCs of $19.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

24	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 821,691	$ 3,938,843	$ -	$ -	$ -	$ (4,490)	$(16,234,147)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$212,500,603	$3,937,469	$(20,171,616)	$(16,234,147)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 9,783,763	$ 20,978,238	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,874,685	$ 6,333,802	$ -	$ -

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Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 334,183	$ (167,679)	$ (166,504)

Capital has been adjusted by $334,183, including $166,504 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

4. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	99,542	$ 1,392,186	353,204	$ 4,939,392
Reinvested dividends and distributions	125,347	1,652,075	29,437	410,641
Shares repurchased	(113,369)	(1,434,560)	(104,427)	(1,445,403)
Net Increase/(Decrease)	111,520	$ 1,609,701	278,214	$ 3,904,630
Class C Shares:
Shares sold	6,199	$ 83,756	56,448	$ 789,172
Reinvested dividends and distributions	20,276	264,396	10,556	145,569
Shares repurchased	(90,803)	(1,168,663)	(234,160)	(3,204,469)
Net Increase/(Decrease)	(64,328)	$ (820,511)	(167,156)	$ (2,269,728)
Class D Shares:
Shares sold	846,777	$11,608,248	945,778	$13,462,858
Reinvested dividends and distributions	1,838,940	24,439,514	610,595	8,572,754
Shares repurchased	(1,811,000)	(24,270,561)	(1,695,816)	(23,402,772)
Net Increase/(Decrease)	874,717	$11,777,201	(139,443)	$ (1,367,160)
Class I Shares:
Shares sold	926,725	$13,710,075	178,870	$ 2,515,837
Reinvested dividends and distributions	147,552	1,956,536	16,557	232,127
Shares repurchased	(1,107,894)	(13,938,479)	(113,089)	(1,586,291)
Net Increase/(Decrease)	(33,617)	$ 1,728,132	82,338	$ 1,161,673
Class S Shares:
Shares sold	6,701	$ 87,320	7,773	$ 107,378
Reinvested dividends and distributions	12,697	165,949	4,152	57,459
Shares repurchased	(13,564)	(164,647)	(20,374)	(283,452)
Net Increase/(Decrease)	5,834	$ 88,622	(8,449)	$ (118,615)
Class T Shares:
Shares sold	365,108	$ 4,932,414	331,271	$ 4,578,143
Reinvested dividends and distributions	145,734	1,929,521	47,250	661,501
Shares repurchased	(425,998)	(5,741,037)	(383,944)	(5,276,358)
Net Increase/(Decrease)	84,844	$ 1,120,898	(5,423)	$ (36,714)

26	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$106,483,829	$ 103,819,594	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Allocation Fund - Moderate

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund – Moderate

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Moderate (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

30	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Global Allocation Fund - Moderate

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

42	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	43

Janus Henderson Global Allocation Fund - Moderate

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Capital Gain Distributions	$21,144,743
Foreign Taxes Paid	$83,731
Foreign Source Income	$184,997
Dividends Received Deduction Percentage	11%
Qualified Dividend Income Percentage	23%

44	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	45

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

46	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	47

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

48	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

Janus Investment Fund	49

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

50	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

Janus Investment Fund	51

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Global Allocation Fund - Moderate	9/14-Present	Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

52	JUNE 30, 2022

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93022 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Global Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Bond Fund

Janus Henderson Global Bond Fund (unaudited)

FUND SNAPSHOT

 The Fund seeks total return, consistent with preservation of capital. Portfolio allocations are dynamically adjusted based on opportunities identified through fundamental research, macro assessment and risk management framework.

Helen Anthony co-portfolio manager	Andrew Mulliner co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2022, the Janus Henderson Global Bond Fund Class I shares returned -17.57%, compared with a return of -15.25% for the Bloomberg Global Aggregate Bond Index.

MARKET ENVIRONMENT

Global bonds delivered negative returns, as the combination of both higher rates and wider credit spreads was a significant headwind. The U.S. dollar strengthened and hit a two-decade high, while risk aversion and investor concerns regarding downside economic risks grew.

Supply bottlenecks caused by economies reopening from COVID lockdowns drove inflation higher, causing many central banks to pivot sharply to tightening policy. Russia’s invasion of Ukraine in February 2022 further fueled inflation pressures that contributed to the Consumer Price Index (CPI) setting 40-year highs in the U.S. and a record high in the eurozone. The Federal Reserve (Fed) raised rates by 25 basis points (bps) in March, 50 bps in May, and, in its biggest move in almost three decades, 75 bps in June. The European Central Bank (ECB) suggested it would start raising rates in July, and that eight years of negative rates might end in September. The Bank of England (BoE) hiked for five meetings in a row. Ten-year government yields in the U.S. and Germany rose by 157 bps and 170 bps, respectively. Credit spreads widened over the period, with fears over the Omicron variant of COVID causing a sell-off in late 2021, while investor concerns regarding downside economic risks (notably, rampant inflation and recession) and risk aversion grew over the second half of the period. The year ended with inflation remaining uncomfortably high for policymakers, and markets increasingly concerned that aggressive tightening might trigger recession.

PERFORMANCE DISCUSSION

In the first half of the review period, performance benefited from the allocation to higher-yielding credit markets and active management of interest rate duration. Over the summer, tactical additions to eurozone duration exposure benefited performance as government bond yields moved lower. We subsequently reduced overall duration exposure by positioning for yields to rise in the UK, U.S., Sweden and Germany. This proved additive as yields started to climb in late 2021 in the face of rising inflation and growing expectations of central bank policy tightening. This underweight stance to government bond duration was retained into 2022 to the benefit of performance and we took profits in toward the end of the first quarter of 2022.

The second half of the period was very hostile for fixed income market returns, with rates moving higher and credit spreads widening, which resulted in poor returns across the fixed income spectrum.

The main detractor to Fund performance was credit exposure, in particular, to off-benchmark high yield (both cash bonds and a long position in iTraxx crossover), and emerging market corporate bond issuers, given weak sentiment amid aggressive central bank tightening, steeply rising oil prices and growing fears of recession. Within emerging markets, exposure to Russian diamond producer Alrosa detracted as sanctions were imposed, and exposure to the China property sector hurt performance mainly through a holding in bonds issued by property developer Country Garden.

Despite weak returns generally in emerging markets, the Fund's positions in government bonds denominated in local currency in China and Indonesia were relative outperformers.

Within developed rates markets, exposure to Switzerland detracted as the market priced in a more aggressive path of interest rate hikes. The Swiss National Bank raised rates by 0.5% in June, but our conviction remains that we do not expect the aggressive rate hiking profile currently priced in to the market to be delivered. The position detracted from performance over the quarter, and we have

Janus Investment Fund	1

Janus Henderson Global Bond Fund (unaudited)

reduced the position size but continue to own outright and paired against the euro-area. Yield curve1 positions made gains in Japan, where we expected the yield curve to steepen, but incurred losses in the euro-area, where the portfolio was positioned for the yield curve to flatten. We also continue to own a position in the UK, expecting front-end rates to outperform relative to intermediate maturities on the expectation that downside risks to growth will require the BoE to temper rate hikes. This detracted to performance over the period.

The allocation to Japanese inflation-linked debt was beneficial to returns as inflation expectations rose, while nominal yields remain bounded by yield curve control in Japan.

Toward period end we added to U.S. agency mortgage-backed securities, moving the portfolio back to benchmark weight. We also reduced emerging market corporate credit, where we expect recession concerns and a stronger U.S. dollar to be challenging for the asset class.

DERIVATIVE USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The market narrative has moved quickly from inflation concerns to recession worries. While recession risks have risen (particularly in Europe), we believe that we are still late-cycle and that credit spreads2 have already moved significantly wider to reflect these risks in investment-grade (less so in high-yield) debt. With higher total returns available due to the combination of higher rates and wider spreads, we expect greater resilience from higher-quality investment-grade assets in developed markets. Despite encouraging signs of a peak in core inflation in the U.S., we expect headline inflation prints to remain sticky over the summer and the bar for central banks to deviate from planned rate hikes to be high. For now, we continue to manage our government bond duration tactically, although over the medium term we see more scope to potentially add government duration.

Thank you for your continued investment in the Janus Henderson Global Bond Fund.

1 A yield curve plots the yields (interest rate) of bonds with equal credit quality but differing maturity dates. Typically bonds with longer maturities have higher yields.

2 Credit Spread is the difference in yield between securities with similar maturity but different credit quality. Widening spreads generally indicate deteriorating creditworthiness of corporate borrowers, and narrowing indicate improving.

2	JUNE 30, 2022

Janus Henderson Global Bond Fund (unaudited)

Fund At A Glance

June 30, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	5.18%	5.59%
Class A Shares MOP	4.93%	5.33%
Class C Shares**	4.31%	4.86%
Class D Shares	5.60%	5.85%
Class I Shares	5.76%	5.89%
Class N Shares	5.86%	5.99%
Class S Shares	0.58%	5.45%
Class T Shares	5.52%	5.73%
Weighted Average Maturity		8.7 Years
Average Effective Duration***		6.6 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	9.5%
AA	17.6%
A	13.9%
BBB	15.9%
BB	3.7%
B	3.0%
Not Rated	32.8%
Other	3.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Foreign Government Bonds	38.1%
Corporate Bonds	35.3%
Mortgage-Backed Securities	11.8%
Investment Companies	8.1%
Inflation-Indexed Bonds	5.2%
United States Treasury Notes/Bonds	3.2%
Asset-Backed/Commercial Mortgage-Backed Securities	1.8%
Investments Purchased with Cash Collateral from Securities Lending	0.1%
Other	(3.6)%
100.0%

Emerging markets comprised 19.1% of total net assets.

Janus Investment Fund	3

Janus Henderson Global Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-17.77%	-1.13%	0.15%	0.98%	1.25%	0.94%
Class A Shares at MOP	-21.66%	-2.10%	-0.33%	0.55%
Class C Shares at NAV	-18.39%	-1.85%	-0.60%	0.23%	2.03%	1.68%
Class C Shares at CDSC	-19.19%	-1.85%	-0.60%	0.23%
Class D Shares	-17.62%	-0.93%	0.33%	1.14%	0.92%	0.73%
Class I Shares	-17.57%	-0.89%	0.40%	1.22%	0.85%	0.69%
Class N Shares	-17.51%	-0.79%	0.45%	1.21%	0.74%	0.59%
Class S Shares	-17.93%	-1.28%	0.06%	0.87%	8.61%	1.11%
Class T Shares	-17.68%	-1.02%	0.24%	1.05%	1.00%	0.84%
Bloomberg Global Aggregate Bond Index	-15.25%	-0.55%	0.11%	0.83%
Morningstar Quartile - Class I Shares	3rd	2nd	2nd	1st
Morningstar Ranking - based on total returns for World Bond Funds	134/205	72/189	65/176	40/163

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and

4	JUNE 30, 2022

Janus Henderson Global Bond Fund (unaudited)

Performance

potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 28, 2010

‡ As stated in the prospectus. Net expense ratios reflect the expense waivers, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class A Shares	$1,000.00	$839.90	$4.33	$1,000.00	$1,020.08	$4.76	0.95%
Class C Shares	$1,000.00	$836.90	$7.61	$1,000.00	$1,016.51	$8.35	1.67%
Class D Shares	$1,000.00	$840.80	$3.24	$1,000.00	$1,021.27	$3.56	0.71%
Class I Shares	$1,000.00	$840.90	$3.10	$1,000.00	$1,021.42	$3.41	0.68%
Class N Shares	$1,000.00	$841.10	$2.69	$1,000.00	$1,021.87	$2.96	0.59%
Class S Shares	$1,000.00	$839.10	$5.02	$1,000.00	$1,019.34	$5.51	1.10%
Class T Shares	$1,000.00	$841.20	$3.65	$1,000.00	$1,020.83	$4.01	0.80%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2022

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 1.8%
EIG Pearl Holdings Sarl, 3.5450%, 8/31/36 (144A)	$600,000		$511,500
Galaxy Pipeline Assets Bidco Ltd, 2.6250%, 3/31/36	550,000		445,305
JP Morgan Mortgage Trust 2019-1 A15, 4.0000%, 5/25/49 (144A)‡	138,942		136,357
JP Morgan Mortgage Trust 2019-LTV2, 3.5000%, 12/25/49 (144A)‡	27,401		27,202
Mortgage Funding 2008-1 PLC,
ICE LIBOR GBP 3 Month + 1.1000%, 2.6904%, 3/13/46‡	141,926	GBP	172,506
Petroleos Mexicanos, 6.7000%, 2/16/32	491,000		374,387
RESIMAC Bastille Trust Series 2018-1NC,
ICE LIBOR USD 1 Month + 0.8500%, 1.6817%, 12/5/59 (144A)‡	138,259		137,774
RMAC Securities No 1 2006-NS3X PLC,
SONIA Interest Rate Benchmark + 0.2693%, 1.0211%, 6/12/44‡	582,804	GBP	667,660
RMAC Securities No 1 2006-NS4X PLC,
SONIA Interest Rate Benchmark + 0.2893%, 1.0411%, 6/12/44‡	577,314	GBP	668,793
RMAC Securities No 1 PLC,
SONIA Interest Rate Benchmark + 0.2693%, 1.0211%, 6/12/44‡	165,440	GBP	190,898
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $3,772,100)			3,332,382
Corporate Bonds– 35.3%
Banking – 6.4%
Bank of America Corp,
Euro Interbank Offered Rate 3 Month + 3.6700%, 3.6480%, 3/31/29‡	414,000	EUR	441,264
BNP Paribas SA, 2.8750%, 2/24/29	700,000	GBP	777,663
Citigroup Inc, SOFR + 1.2800%, 3.0700%, 2/24/28‡	1,000,000		927,691
Citigroup Inc, SOFR + 4.5480%, 5.3160%, 3/26/41‡	627,000		629,814
Credit Agricole SA, 1.1250%, 2/24/29	800,000	EUR	741,482
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	372,000		342,106
Credit Suisse Group AG, EURIBOR ICE SWAP Rate + 3.5000%, 3.2500%, 4/2/26‡	600,000	EUR	613,600
Credit Suisse Group AG, UK Gilts 1 Year + 2.2300%, 2.2500%, 6/9/28‡	400,000	GBP	424,802
Credit Suisse Group AG, 0.6250%, 1/18/33	520,000	EUR	351,787
HSBC Holdings PLC, SOFR + 1.9290%, 2.0990%, 6/4/26‡	1,100,000		1,016,028
JPMorgan Chase & Co,
Euro Interbank Offered Rate 3 Month + 0.7600%, 1.0900%, 3/11/27‡	600,000	EUR	587,033
JPMorgan Chase & Co, SOFR + 3.7900%, 4.4930%, 3/24/31‡	896,000		875,045
Morgan Stanley, SOFR + 0.9400%, 2.6300%, 2/18/26‡	1,200,000		1,144,848
Natwest Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.9850%, 5.1250%‡,µ	200,000	GBP	205,601
Royal Bank of Scotland Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.5500%, 3.6220%, 8/14/30‡	222,000	GBP	253,432
Standard Chartered PLC, EUR SWAP ANNUAL 5 YR + 2.8000%, 2.5000%, 9/9/30‡	307,000	EUR	302,857
Stichting AK Rabobank Certificaten, 6.5000%‡,µ	500,000	EUR	507,951
SVB Financial Group, 3.1250%, 6/5/30	254,000		218,511
Svenska Handelsbanken AB, 1.3750%, 2/23/29	660,000	EUR	613,156
Wells Fargo & Co, SOFR + 2.1000%, 2.3930%, 6/2/28‡	1,100,000		985,082
			11,959,753
Basic Industry – 0.6%
Alpek SAB de CV, 3.2500%, 2/25/31 (144A)	1,240,000		994,182
Constellium SE, 3.1250%, 7/15/29	280,000	EUR	224,695
			1,218,877
Capital Goods – 2.8%
Arcelik AS, 5.0000%, 4/3/23	700,000		686,616
BAE Systems PLC, 3.4000%, 4/15/30 (144A)	200,000		182,570
Boeing Co, 1.4330%, 2/4/24	1,300,000		1,241,798
Boeing Co, 2.1960%, 2/4/26	701,000		631,857
CANPACK SA / Eastern PA Land Invetment Holding LLC, 2.3750%, 11/1/27 (144A)	230,000	EUR	191,036
GCC SAB de CV, 3.6140%, 4/20/32 (144A)#	710,000		579,552
HT Troplast GmbH, 9.2500%, 7/15/25	550,000	EUR	510,017
Kleopatra Finco Sarl, 4.2500%, 3/1/26	591,000	EUR	504,689
Siemens Financieringsmaatschappij NV, 1.0000%, 2/25/30	800,000	EUR	742,782
			5,270,917

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications – 4.6%
Activision Blizzard Inc, 1.3500%, 9/15/30	$198,000		$158,968
Activision Blizzard Inc, 2.5000%, 9/15/50	800,000		547,882
AT&T Inc, 2.7500%, 6/1/31	1,154,000		996,488
AT&T Inc, 3.8500%, 6/1/60	574,000		443,644
Axiom Telecom LLC, 7.3750%, 2/16/27 (144A)	620,000		593,948
Cellnex Finance Co SA, 1.2500%, 1/15/29	700,000	EUR	545,800
Comcast Corp, 2.8000%, 1/15/51	570,000		403,278
HTA Group Ltd, 7.0000%, 12/18/25	700,000		597,660
MTN Mauritius Investments Ltd, 4.7550%, 11/11/24	700,000		679,350
Netflix Inc, 4.6250%, 5/15/29	839,000	EUR	827,440
Orange SA, EUR SWAP ANNUAL 5 YR + 2.3590%, 2.3750%‡,µ	600,000	EUR	585,491
Prosus NV, 3.0610%, 7/13/31	350,000		257,675
Verizon Communications Inc, 3.0000%, 3/22/27	289,000		274,497
VMED O2 UK Financing I PLC, 4.0000%, 1/31/29	510,000	GBP	492,378
VMED O2 UK Financing I PLC, 4.7500%, 7/15/31 (144A)	960,000		775,536
VZ Vendor Financing II BV, 2.8750%, 1/15/29	610,000	EUR	473,016
			8,653,051
Consumer Cyclical – 1.5%
Alibaba Group Holding Ltd, 2.1250%, 2/9/31	625,000		516,774
Amazon.com Inc, 2.7000%, 6/3/60	606,000		410,462
Atlas LuxCo 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp,
3.6250%, 6/1/28	583,000	EUR	459,654
Dollar General Corp, 3.5000%, 4/3/30	211,000		194,161
Melco Resorts Finance Ltd, 5.7500%, 7/21/28	350,000		224,000
Pinnacle Bidco PLC, 6.3750%, 2/15/25	530,000	GBP	575,715
Schaeffler AG, 3.3750%, 10/12/28	600,000	EUR	508,341
			2,889,107
Consumer Non-Cyclical – 4.7%
Agilent Technologies Inc, 2.1000%, 6/4/30	1,100,000		896,131
Amgen Inc, 3.0000%, 2/22/29	771,000		711,152
Biogen Inc, 2.2500%, 5/1/30	1,113,000		912,228
Cheplapharm Arzneimittel GmbH, 3.5000%, 2/11/27	610,000	EUR	543,604
Dentsply Sirona Inc, 3.2500%, 6/1/30	794,000		670,166
HCA Inc, 3.5000%, 9/1/30	728,000		619,317
Iceland Bondco PLC, 4.3750%, 5/15/28	401,000	GBP	322,116
IQVIA Inc, 1.7500%, 3/15/26	227,000	EUR	208,897
IQVIA Inc, 2.2500%, 3/15/29	268,000	EUR	222,107
Kellogg Co, 2.1000%, 6/1/30	1,238,000		1,030,004
Kraft Heinz Foods Co, 4.8750%, 10/1/49	658,000		581,179
Mars Inc, 4.1250%, 4/1/54 (144A)	553,000		499,807
McCormick & Co Inc/MD, 2.5000%, 4/15/30	194,000		165,752
Oriflame Investment Holding PLC, 5.1250%, 5/4/26	400,000		253,000
Sysco Corp, 5.9500%, 4/1/30	136,000		144,998
Takeda Pharmaceutical Co Ltd, 3.0000%, 11/21/30	467,000	EUR	478,010
Takeda Pharmaceutical Co Ltd, 2.0000%, 7/9/40	390,000	EUR	309,372
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	347,000		284,540
			8,852,380
Electric – 0.9%
AEP Transmission Co LLC, 3.6500%, 4/1/50	192,000		158,518
Ameren Corp, 3.5000%, 1/15/31	195,000		178,622
Berkshire Hathaway Energy Co, 3.7000%, 7/15/30	171,000		164,065
Black Hills Corp, 2.5000%, 6/15/30	176,000		147,001
East Ohio Gas Co/The, 2.0000%, 6/15/30 (144A)	95,000		78,962
East Ohio Gas Co/The, 3.0000%, 6/15/50 (144A)	108,000		77,956
Elia Transmission Belgium SA, 0.8750%, 4/28/30	200,000	EUR	174,587
IE2 Holdco SAU, 2.8750%, 6/1/26	400,000	EUR	414,474
National Grid Electrcity Transmission PLC, 0.8230%, 7/7/32	474,000	EUR	379,089
			1,773,274

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Electrical Equipment – 0.2%
Signify NV, 2.3750%, 5/11/27	467,000	EUR	$463,780
Energy – 0.5%
PTTEP Treasury Center Co Ltd, 2.5870%, 6/10/27 (144A)	$475,000		439,345
Repsol International Finance BV, EUR SWAP ANNUAL 5 YR + 4.4090%, 4.2470%‡,µ	550,000	EUR	492,728
			932,073
Finance Companies – 0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.3000%, 1/30/32	656,000		525,122
Peach Property Finance GmbH, 4.3750%, 11/15/25 (144A)	540,000	EUR	425,378
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
4.0000%, 10/15/33 (144A)	780,000		553,800
			1,504,300
Financial Institutions – 1.5%
Citycon Oyj, EURIBOR ICE SWAP Rate + 4.1790%, 3.6250%‡,µ	584,000	EUR	348,792
Country Garden Holdings Co Ltd, 5.4000%, 5/27/25	830,000		444,050
CPI Property Group SA, 2.7500%, 5/12/26	585,000	EUR	544,658
CPI Property Group SA, 1.6250%, 4/23/27	700,000	EUR	584,493
Sirius Real Estate Ltd, 1.7500%, 11/24/28	600,000	EUR	485,700
Yanlord Land HK Co Ltd, 6.8000%, 2/27/24	265,000		230,683
Yanlord Land HK Co Ltd, 5.1250%, 5/20/26	350,000		264,635
			2,903,011
Government Sponsored – 2.4%
Abu Dhabi National Energy Co, 2.0000%, 4/29/28 (144A)	517,000		459,484
China Development Bank, 3.3400%, 7/14/25	6,540,000	CNY	996,462
Emirates NDB Bank PJSC, USD Constant Maturity 6 Year + 3.6560%, 6.1250%‡,µ	700,000		698,586
Lamar Funding Ltd, 3.9580%, 5/7/25	350,000		331,598
Qatar Petroleum, 1.3750%, 9/12/26 (144A)	790,000		710,501
Qatar Petroleum, 2.2500%, 7/12/31 (144A)	670,000		572,012
SA Global Sukuk Ltd, 2.6940%, 6/17/31 (144A)	310,000		272,118
Saudi Electricity Global Sukuk Co 2, 5.0600%, 4/8/43	400,000		384,082
			4,424,843
Insurance – 2.2%
Aia Group Ltd, 3.3750%, 4/7/30 (144A)	450,000		421,103
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.7000%, 4.0000%, 6/3/55‡	150,000	GBP	146,963
Centene Corp, 2.4500%, 7/15/28	657,000		547,964
Credit Agricole Assurances SA, 2.0000%, 7/17/30	400,000	EUR	340,565
Galaxy Bidco Ltd, 6.5000%, 7/31/26	490,000	GBP	545,684
Health Care Service Corp, 2.2000%, 6/1/30 (144A)	1,100,000		932,602
Massachusetts Mutual Life Insurance Co, 3.3750%, 4/15/50 (144A)	467,000		361,121
New York Life Global Funding, 0.7500%, 12/14/28	600,000	GBP	614,868
PacifiCorp, 3.3000%, 3/15/51	222,000		173,563
			4,084,433
Real Estate Investment Trusts (REITs) – 0.4%
Agree LP, 2.9000%, 10/1/30	176,000		149,238
MPT Operating Partnership LP / MPT Finance Corp, 3.3750%, 4/24/30	530,000	GBP	514,970
			664,208
Real Estate Management & Development – 0.2%
Heimstaden Bostad AB, EUR SWAP ANNUAL 5 YR + 3.9140%, 3.3750%‡,µ	590,000	EUR	362,415
Technology – 4.6%
Apple Inc, 2.3750%, 2/8/41	1,109,000		848,285
Apple Inc, 2.6500%, 5/11/50	584,000		430,764
Applied Materials Inc, 1.7500%, 6/1/30	1,100,000		925,566
Equinix Inc, 2.1500%, 7/15/30	892,000		721,624
Fiserv Inc, 1.6250%, 7/1/30	446,000	EUR	407,907
Global Payments Inc, 2.9000%, 5/15/30	1,088,000		918,038
Lenovo Group Ltd, 3.4210%, 11/2/30	1,027,000		874,323
Lenovo Group Ltd, 3.4210%, 11/2/30 (144A)	200,000		170,267
Mastercard Inc, 1.0000%, 2/22/29	700,000	EUR	667,926
PayPal Holdings Inc, 2.3000%, 6/1/30	301,000		258,397

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Technology– (continued)
SK Hynix Inc, 2.3750%, 1/19/31	$791,000		$622,985
TSMC Global Ltd, 0.7500%, 9/28/25 (144A)	1,200,000		1,093,419
VMware Inc, 4.6500%, 5/15/27	696,000		692,403
			8,631,904
Tobacco – 0.2%
BAT Capital Corp, 4.7000%, 4/2/27	319,000		311,603
Transportation – 0.5%
Autostrade per l’Italia SpA, 2.0000%, 12/4/28	658,000	EUR	561,932
United Parcel Service Inc, 4.4500%, 4/1/30	282,000		288,366
			850,298
Water Utilities – 0.3%
Severn Trent Utilities Finance PLC, 2.6250%, 2/22/33	183,000	GBP	198,309
Thames Water Utilities Finance PLC, 2.3750%, 4/22/40	434,000	GBP	387,999
			586,308
Total Corporate Bonds (cost $81,488,908)			66,336,535
Foreign Government Bonds– 38.1%
Australia Government Bond, 1.2500%, 5/21/32	1,280,000	AUD	707,645
Australia Government Bond, 1.7500%, 6/21/51	1,035,000	AUD	453,539
Canadian Government Bond, 2.2500%, 6/1/29	3,137,000	CAD	2,301,464
Canadian Government Bond, 1.5000%, 12/1/31	1,703,000	CAD	1,138,885
China Government Bond, 2.5600%, 10/21/23	7,990,000	CNY	1,200,076
China Government Bond, 3.2900%, 5/23/29	29,850,000	CNY	4,598,897
China Government Bond, 2.6800%, 5/21/30	38,200,000	CNY	5,615,923
China Government Bond, 3.8600%, 7/22/49	23,330,000	CNY	3,779,404
European Union, 0%, 10/4/30	2,492,000	EUR	2,230,637
European Union, 0%, 7/4/31	1,773,681	EUR	1,554,494
European Union, 0.1000%, 10/4/40	1,043,000	EUR	721,117
French Republic Government Bond OAT, 0%, 11/25/30	2,836,621	EUR	2,564,342
French Republic Government Bond OAT, 4.0000%, 4/25/60	190,489	EUR	266,568
Indonesia Treasury Bond, 8.3750%, 3/15/34	69,778,000,000	IDR	4,984,477
Italy Buoni Poliennali Del Tesoro, 0.9500%, 3/15/23	592,000	EUR	622,453
Italy Buoni Poliennali Del Tesoro, 1.8500%, 7/1/25 (144A)	2,888,000	EUR	3,018,483
Italy Buoni Poliennali Del Tesoro, 3.4500%, 3/1/48 (144A)	734,000	EUR	752,876
Japan Government Five Year Bond, 0.1000%, 12/20/23	525,900,000	JPY	3,886,799
Japan Government Forty Year Bond, 0.8000%, 3/20/58	43,750,000	JPY	281,740
Japan Government Ten Year Bond, 0.4000%, 6/20/25	513,850,000	JPY	3,837,739
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	84,850,000	JPY	550,043
Japan Government Thirty Year Bond, 0.7000%, 6/20/48	277,600,000	JPY	1,849,316
Kingdom of Belgium Government Bond, 1.0000%, 6/22/26 (144A)	3,992,096	EUR	4,152,218
Kingdom of Belgium Government Bond, 2.1500%, 6/22/66 (144A)	1,008,352	EUR	922,213
Mexican Bonos, 8.0000%, 11/7/47	11,750,000	MXN	520,867
Province of British Columbia Canada, 2.8500%, 6/18/25	5,500,000	CAD	4,205,585
Province of Quebec Canada, 3.0000%, 9/1/23	5,500,000	CAD	4,264,167
Republic of the Philippines, 4.2000%, 3/29/47	750,000		658,047
Spain Government Bond, 0.6000%, 10/31/29 (144A)	2,778,000	EUR	2,625,783
Spain Government Bond, 1.2500%, 10/31/30 (144A)	1,272,000	EUR	1,237,179
United Kingdom Gilt, 1.6250%, 10/22/28	3,393,666	GBP	4,045,188
United Kingdom Gilt, 4.2500%, 6/7/32	110,000	GBP	157,424
United Kingdom Gilt, 1.5000%, 7/22/47	1,981,600	GBP	1,913,520
Total Foreign Government Bonds (cost $80,901,042)			71,619,108
Inflation-Indexed Bonds– 5.2%
Japanese Government CPI Linked Bond, 0.1000%, 3/10/29((cost $11,882,196)	1,244,454,300	JPY	9,678,715
Mortgage-Backed Securities– 11.8%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	495,954		462,736
2.5000%, TBA, 30 Year Maturity	38,424		34,536
3.5000%, TBA, 30 Year Maturity	4,179,178		4,018,593
4.0000%, TBA, 30 Year Maturity	3,293,631		3,247,194

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae– (continued)
4.5000%, TBA, 30 Year Maturity	$5,781,378	$5,802,769
		13,565,828
Fannie Mae Pool:
2.5000%, 11/1/34	234,705	226,010
4.5000%, 11/1/42	16,388	16,884
3.0000%, 1/1/43	7,389	7,068
4.5000%, 10/1/44	38,817	39,845
4.5000%, 3/1/45	56,522	58,018
4.5000%, 6/1/45	28,938	29,800
4.5000%, 2/1/46	55,862	57,553
3.0000%, 3/1/46	1,245,572	1,180,746
3.0000%, 2/1/47	1,845,941	1,763,563
3.0000%, 9/1/49	2,348	2,207
2.5000%, 1/1/50	6,868	6,244
2.5000%, 10/1/50	9,323	8,443
3.0000%, 2/1/57	27,512	25,869
		3,422,250
Freddie Mac Pool:
3.0000%, 5/1/31	213,535	211,974
3.0000%, 9/1/32	1,056	1,045
3.0000%, 10/1/32	1,591	1,575
3.0000%, 12/1/32	240,105	234,931
2.5000%, 4/1/33	242,374	236,296
2.5000%, 11/1/34	225,590	217,241
3.0000%, 6/1/43	258	243
4.5000%, 5/1/44	26,584	27,376
4.5000%, 7/1/48	14,667	14,914
3.0000%, 10/1/49	468	441
3.0000%, 11/1/49	3,286,227	3,090,713
3.0000%, 11/1/49	85,879	80,770
3.0000%, 11/1/49	33,487	31,495
3.0000%, 12/1/49	48,524	45,637
3.0000%, 12/1/49	9,941	9,349
3.0000%, 12/1/49	4,015	3,776
2.5000%, 1/1/50	3,030	2,755
3.0000%, 3/1/50	2,055	1,929
		4,212,460
Ginnie Mae II Pool:
4.0000%, 5/20/48	297,647	298,697
4.0000%, 6/20/48	693,213	695,009
		993,706
Total Mortgage-Backed Securities (cost $22,913,709)		22,194,244
United States Treasury Notes/Bonds– 3.2%
1.1250%, 2/15/31	3,783,800	3,251,408
1.2500%, 8/15/31	234,700	202,044
3.3750%, 5/15/44	1,401,300	1,383,072
3.0000%, 2/15/49	901,900	859,447
2.2500%, 2/15/52	471,300	387,865
Total United States Treasury Notes/Bonds (cost $7,045,925)		6,083,836
Investment Companies– 8.1%
Money Markets – 8.1%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $15,280,561)	15,280,043	15,281,571
Investments Purchased with Cash Collateral from Securities Lending– 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	209,374	209,374

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Investments Purchased with Cash Collateral from Securities Lending– (continued)
Time Deposits – 0%
Royal Bank of Canada, 1.5600%, 7/1/22	$52,344	$52,344
Total Investments Purchased with Cash Collateral from Securities Lending (cost $261,718)		261,718
Total Investments (total cost $223,546,159) – 103.6%		194,788,109
Liabilities, net of Cash, Receivables and Other Assets – (3.6)%		(6,841,916)
Net Assets – 100%		$187,946,193

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$74,083,304	38.0%
Japan	20,871,734	10.7
China	18,949,169	9.7
United Kingdom	13,911,869	7.1
Canada	11,910,101	6.1
France	5,618,217	2.9
Spain	5,315,964	2.7
Belgium	5,249,018	2.7
Indonesia	4,984,477	2.6
Italy	4,955,744	2.5
Supranational	4,506,248	2.3
Germany	3,215,822	1.7
Mexico	2,468,988	1.3
Switzerland	1,643,189	0.8
United Arab Emirates	1,603,375	0.8
Netherlands	1,444,747	0.7
Australia	1,298,958	0.7
Qatar	1,282,513	0.7
Saudi Arabia	1,167,700	0.6
Czech Republic	1,129,151	0.6
Taiwan	1,093,419	0.6
Sweden	975,571	0.5
Turkey	686,616	0.4
South Africa	679,350	0.4
Philippines	658,047	0.3
Hong Kong	645,103	0.3
South Korea	622,985	0.3
Democratic Republic of the Congo	597,660	0.3
Mauritius	593,948	0.3
Ireland	525,122	0.3
Luxembourg	504,689	0.3
Thailand	439,345	0.2
Finland	348,792	0.2
Oman	331,598	0.2
Israel	284,540	0.1
Poland	191,036	0.1

Total	$194,788,109	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 8.1%
Money Markets - 8.1%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$14,706	$(1,969)	$1,010	$15,281,571
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	618∆	-	-	209,374
Total Affiliated Investments - 8.2%	$15,324	$(1,969)	$1,010	$15,490,945

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 8.1%
Money Markets - 8.1%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	-	139,032,437	(123,749,907)	15,281,571
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	-	5,195,672	(4,986,298)	209,374

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2022

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
Euro	8/4/22	(699,873)	$754,000	$19,012
Japanese Yen	8/4/22	(527,319,930)	3,935,620	40,400
Singapore Dollar	8/4/22	2,643,000	(1,906,390)	(3,426)

				55,986
Barclays Capital, Inc.:
Australian Dollar	8/4/22	(642,031)	440,000	(3,176)
Japanese Yen	8/4/22	1,225,969,344	(9,150,911)	(94,889)
Korean Won	8/4/22	(2,511,424,650)	1,943,000	5,020
Swiss Franc	8/4/22	539,027	(540,000)	25,908

				(67,137)
BNP Paribas:
Canadian Dollar	8/4/22	(1,507,756)	1,164,927	(6,580)
Citibank, National Association:
Canadian Dollar	8/4/22	(6,186,869)	4,809,814	2,700
Euro	8/4/22	1,340,699	(1,400,000)	7,967

				10,667
Credit Suisse International:
Korean Won	8/4/22	(2,654,610,000)	2,090,080	41,609
Mexican Peso	8/4/22	6,059,146	(294,736)	4,791

				46,400
HSBC Securities (USA), Inc.:
Australian Dollar	8/4/22	499,245	(346,367)	(1,752)
British Pound	8/4/22	1,250,414	(1,529,721)	(6,937)
British Pound	8/4/22	(127,331)	155,333	267
Chinese Renminbi	8/4/22	(42,643,649)	6,347,954	(22,462)
Euro	8/4/22	3,349,833	(3,537,978)	(20,068)
Euro	8/4/22	(1,208,385)	1,280,000	10,986
Hungary Forint	8/4/22	9,373,525	(25,620)	(956)
Israeli Shekel	8/4/22	2,600,000	(765,832)	(19,252)
Japanese Yen	8/4/22	514,374,000	(3,885,000)	(85,409)
Japanese Yen	8/4/22	(840,530,297)	6,341,933	133,082
Norwegian Krone	8/4/22	6,992,178	(723,050)	(12,364)
Polish Zloty	8/4/22	3,555,545	(787,496)	2,606
Swiss Franc	8/4/22	2,721,270	(2,797,565)	59,414

				37,155

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2022

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, National Association:
Australian Dollar	8/4/22	(1,170,326)	$810,926	$3,083
British Pound	8/4/22	318,825	(390,000)	(1,726)
British Pound	8/4/22	(4,951,795)	6,112,808	82,389
Canadian Dollar	8/4/22	(222,048)	170,000	(2,528)
Danish Krone	8/4/22	(206,000)	29,246	147
Japanese Yen	8/4/22	(51,361,048)	407,000	27,605
Japanese Yen	8/4/22	(181,486,706)	1,337,000	(3,611)
Korean Won	8/4/22	3,232,375,000	(2,542,534)	(48,222)
Swedish Krona	8/4/22	8,754,000	(882,836)	(25,582)

				31,555
Morgan Stanley & Co:
Australian Dollar	8/4/22	4,331,348	(3,080,999)	(91,191)
British Pound	8/4/22	(205,047)	250,000	288
Canadian Dollar	8/4/22	(580,564)	452,000	909
Euro	8/4/22	(1,200,249)	1,250,000	(10,470)
Japanese Yen	8/4/22	(90,757,610)	710,000	39,589
Korean Won	8/4/22	2,510,356,000	(1,943,000)	(5,845)
New Zealand Dollar	8/4/22	2,000	(1,283)	(35)

				(66,755)
UBS AG:
Australian Dollar	8/4/22	(573,922)	407,000	10,838
Total				$52,129

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
Euro-BTP	10	9/12/22	$1,290,052	$35,409
Ultra Long Term US Treasury Bond	13	9/30/22	2,006,469	(72,719)
Total - Futures Long				(37,310)
Futures Short:
Euro-Bobl	62	9/12/22	(8,067,835)	48,232
Euro-Schatz	158	9/12/22	(18,069,228)	(675)
Ultra 10-Year Treasury Note	26	9/30/22	(3,311,750)	(2,402)
Total - Futures Short				45,155
Total				$7,845

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2022

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Value
SONIA 1D	1.1450% Fixed Rate	Annual	10/24/23	69,700,000	GBP	$-	$(1,411,798)	$(1,411,798)
1.0050% Fixed Rate	SONIA 1D	Annual	10/22/27	72,400,000	GBP	-	952,277	952,277
SARON 1D	(0.6150)% Fixed Rate	Annual	12/16/23	47,698,627	CHF	-	(900,205)	(900,205)
TONA 1D	0.0638% Fixed Rate	Annual	1/25/28	8,688,400,000	JPY	-	(541,229)	(541,229)
0.1878% Fixed Rate	TONA 1D	Annual	1/25/33	4,367,400,000	JPY	-	1,002,178	1,002,178
2.8550% Fixed Rate	SOFR	Annual	6/14/27	12,800,000	USD	750	(71,071)	(70,321)
STIBOR 3M	2.7060% Fixed Rate	Annual	6/14/27	134,300,000	SEK	750	19,459	20,209
Total						$1,500	$(950,389)	$(948,889)

Schedule of Centrally Cleared Credit Default Swaps - Sell Protection(1)
Reference Asset Type/ Reference Asset	S&P Credit Rating	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Value

Credit Default Swap Index

iTraxx Europe, Fixed Rate 5.00% Paid Quarterly(3)	NR	6/20/27	14,700,000	EUR	$1,032,166	$(1,491,633)	$(459,467)
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(3)

For those index credit default swaps entered into by the Fund to sell protection, “Variation Margin” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2022

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$518,610	$ -	$ 518,610
*Futures contracts	-	-	83,641	$ 83,641
*Swaps - centrally cleared	-	-	1,973,914	$1,973,914

Total Asset Derivatives	$ -	$518,610	$ 2,057,555	$2,576,165
Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$466,481	$ -	$ 466,481
*Futures contracts	-	-	75,796	$ 75,796
*Swaps - centrally cleared	1,491,633	-	2,924,303	$4,415,936

Total Liability Derivatives	$1,491,633	$466,481	$ 3,000,099	$4,958,213

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2022

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Inflation Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ -	$ 1,707,812	$ 1,707,812
Forward foreign currency exchange contracts	-	(1,073,760)	-	-	$(1,073,760)
Swap contracts	21,131	-	(884,715)	(1,295,250)	$(2,158,834)

Total	$ 21,131	$(1,073,760)	$(884,715)	$ 412,562	$(1,524,782)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Inflation Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ -	$ (32,835)	$ (32,835)
Forward foreign currency exchange contracts	-	571,408	-	-	$ 571,408
Swap contracts	(1,491,633)	-	6,885	(167,081)	$(1,651,829)

Total	$(1,491,633)	$ 571,408	$ 6,885	$ (199,916)	$(1,113,256)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2022

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2022

Credit default swaps:
Average notional amount - sell protection	$ 7,423,077
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	54,024,188
Average amounts sold - in USD	48,869,514
Futures contracts:
Average notional amount of contracts - long	5,387,393
Average notional amount of contracts - short	33,152,284
Inflation swaps:
Average notional amount - receive fixed rate/pay floating rate	2,376,923
Interest rate swaps:
Average notional amount - pay fixed rate/receive floating rate	1,789,123,077
Average notional amount - receive fixed rate/pay floating rate	3,573,672,202

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$59,412	$(3,426)	$—	$55,986
Barclays Capital, Inc.	30,928	(30,928)	—	—
Citibank, National Association	10,667	—	—	10,667
Credit Suisse International	46,400	—	—	46,400
HSBC Securities (USA), Inc.	206,355	(169,200)	—	37,155
JPMorgan Chase Bank, National Association	363,819	(81,669)	(250,595)	31,555
Morgan Stanley & Co	40,786	(40,786)	—	—
UBS AG	10,838	—	—	10,838

Total	$769,205	$(326,009)	$(250,595)	$192,601

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2022

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$3,426	$(3,426)	$—	$—
Barclays Capital, Inc.	98,065	(30,928)	—	67,137
BNP Paribas	6,580	—	—	6,580
HSBC Securities (USA), Inc.	169,200	(169,200)	—	—
JPMorgan Chase Bank, National Association	81,669	(81,669)	—	—
Morgan Stanley & Co	107,541	(40,786)	—	66,755

Total	$466,481	$(326,009)	$—	$140,472
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2022

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.

EURIBOR	Euro Interbank Offered Rate
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PJSC	Private Joint Stock Company
PLC	Public Limited Company
SARON	Swiss Reference Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
STIBOR	Stockholm Interbank Offered Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

TONA	Tokyo Overnight Average Rate

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2022 is $24,248,390, which represents 12.9% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	21

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$3,332,382	$-
Corporate Bonds	-	66,336,535	-
Foreign Government Bonds	-	71,619,108	-
Inflation-Indexed Bonds	-	9,678,715	-
Mortgage-Backed Securities	-	22,194,244	-
United States Treasury Notes/Bonds	-	6,083,836	-
Investment Companies	-	15,281,571	-
Investments Purchased with Cash Collateral from Securities Lending	-	261,718	-
Total Investments in Securities	$-	$194,788,109	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	518,610	-
Futures Contracts	83,641	-	-
Centrally Cleared Swaps	-	1,973,914	-
Total Assets	$83,641	$197,280,633	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$466,481	$-
Futures Contracts	75,796	-	-
Centrally Cleared Swaps	-	4,415,936	-
Total Liabilities	$75,796	$4,882,417	$-

(a)

Other financial instruments include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

22	JUNE 30, 2022

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities

June 30, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $208,056,224)(1)	$179,297,164
Affiliated investments, at value (cost $15,489,935)	15,490,945
Cash	1,186,840
Deposits with brokers for centrally cleared derivatives	3,063,421
Deposits with brokers for futures	455,000
Forward foreign currency exchange contracts	518,610
Cash denominated in foreign currency (cost $682,223)	682,223
Variation margin receivable on futures contracts	40,947
Variation margin receivable on centrally cleared swaps	478,912
Trustees' deferred compensation	5,487
Receivables:
Interest	1,162,521
Investments sold	1,112,570
Fund shares sold	108,641
Dividends from affiliates	9,823
Foreign tax reclaims	268
Other assets	4,728
Total Assets	203,618,100
Liabilities:
Collateral for securities loaned (Note 3)	261,718
Forward foreign currency exchange contracts	466,481
Variation margin payable on futures contracts	119,390
Variation margin payable on centrally cleared swaps	250,384
Payables:	—
TBA investments purchased	13,574,950
Investments purchased	520,083
Fund shares repurchased	246,248
Advisory fees	74,456
Professional fees	70,950
Transfer agent fees and expenses	12,081
Custodian fees	11,071
Trustees' deferred compensation fees	5,487
Dividends	1,295
Trustees' fees and expenses	916
12b-1 Distribution and shareholder servicing fees	826
Affiliated fund administration fees payable	403
Accrued expenses and other payables	55,168
Total Liabilities	15,671,907
Net Assets	$187,946,193

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities

June 30, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$228,792,770
Total distributable earnings (loss)	(40,846,577)
Total Net Assets	$187,946,193
Net Assets - Class A Shares	$1,039,622
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	128,368
Net Asset Value Per Share(2)	$8.10
Maximum Offering Price Per Share(3)	$8.50
Net Assets - Class C Shares	$710,150
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	87,638
Net Asset Value Per Share(2)	$8.10
Net Assets - Class D Shares	$12,971,185
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,603,362
Net Asset Value Per Share	$8.09
Net Assets - Class I Shares	$47,991,321
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,932,762
Net Asset Value Per Share	$8.09
Net Assets - Class N Shares	$121,760,967
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,060,400
Net Asset Value Per Share	$8.08
Net Assets - Class S Shares	$63,259
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,817
Net Asset Value Per Share	$8.09
Net Assets - Class T Shares	$3,409,689
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	421,682
Net Asset Value Per Share	$8.09

(1) Includes $250,595 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

24	JUNE 30, 2022

Janus Henderson Global Bond Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Interest	$4,622,172
Dividends from affiliates	14,706
Affiliated securities lending income, net	618
Unaffiliated securities lending income, net	113
Other income	12,897
Foreign tax withheld	(47,433)
Total Investment Income	4,603,073
Expenses:
Advisory fees	1,428,293
12b-1 Distribution and shareholder servicing fees:
Class A Shares	3,618
Class C Shares	9,954
Class S Shares	147
Transfer agent administrative fees and expenses:
Class D Shares	18,447
Class S Shares	147
Class T Shares	15,364
Transfer agent networking and omnibus fees:
Class A Shares	1,570
Class C Shares	932
Class I Shares	63,779
Other transfer agent fees and expenses:
Class A Shares	117
Class C Shares	66
Class D Shares	7,626
Class I Shares	2,704
Class N Shares	5,186
Class S Shares	15
Class T Shares	55
Non-affiliated fund administration fees	82,857
Registration fees	74,557
Professional fees	66,644
Custodian fees	35,154
Shareholder reports expense	17,606
Affiliated fund administration fees	5,952
Trustees’ fees and expenses	4,013
Other expenses	22,470
Total Expenses	1,867,273
Less: Excess Expense Reimbursement and Waivers	(319,858)
Net Expenses	1,547,415
Net Investment Income/(Loss)	3,055,658

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Bond Fund

Statement of Operations

For the year ended June 30, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $992)	$(8,608,964)
Investments in affiliates	(1,969)
Forward foreign currency exchange contracts	(1,073,760)
Futures contracts	1,707,812
Swap contracts	(2,158,834)
Total Net Realized Gain/(Loss) on Investments	(10,135,715)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation (net of decrease in deferred foreign taxes of $28,110)	(35,557,842)
Investments in affiliates	1,010
Forward foreign currency exchange contracts	571,408
Futures contracts	(32,835)
Swap contracts	(1,651,829)
Total Change in Unrealized Net Appreciation/Depreciation	(36,670,088)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(43,750,145)

See Notes to Financial Statements.

26	JUNE 30, 2022

Janus Henderson Global Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$3,055,658	$3,246,180
Net realized gain/(loss) on investments	(10,135,715)	3,499,909
Change in unrealized net appreciation/depreciation	(36,670,088)	1,092,603
Net Increase/(Decrease) in Net Assets Resulting from Operations	(43,750,145)	7,838,692
Dividends and Distributions to Shareholders:
Class A Shares	(17,293)	(62,977)
Class C Shares	(3,826)	(43,586)
Class D Shares	(215,160)	(805,690)
Class I Shares	(879,318)	(1,366,264)
Class N Shares	(2,258,673)	(5,348,392)
Class S Shares	(721)	(823)
Class T Shares	(72,893)	(1,273,062)
Total Dividends and Distributions to Shareholders	(3,447,884)	(8,900,794)
Return of Capital on Dividends and Distributions
Class A Shares	(15,492)	—
Class C Shares	(10,473)	—
Class D Shares	(175,561)	—
Class I Shares	(646,244)	—
Class N Shares	(1,625,326)	—
Class S Shares	(627)	—
Class T Shares	(65,738)	—
Total Return of Capital Dividends and Distributions	(2,539,461)	—
Net Decrease from Dividends and Distributions to Shareholders	(5,987,345)	(8,900,794)
Capital Share Transactions:
Class A Shares	(376,736)	184,865
Class C Shares	(344,153)	(238,014)
Class D Shares	(3,521,286)	974,977
Class I Shares	(6,350,092)	37,039,550
Class N Shares	9,281,127	(12,830,880)
Class S Shares	58,281	(116,309)
Class T Shares	(4,967,490)	(19,585,366)
Net Increase/(Decrease) from Capital Share Transactions	(6,220,349)	5,428,823
Net Increase/(Decrease) in Net Assets	(55,957,839)	4,366,721
Net Assets:
Beginning of period	243,904,032	239,537,311
End of period	$187,946,193	$243,904,032

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.07	$10.10	$9.63	$9.40	$9.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.11	0.12	0.14	0.23
Net realized and unrealized gain/(loss)	(1.85)	0.22	0.47	0.23	(0.14)
Total from Investment Operations	(1.76)	0.33	0.59	0.37	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.13)	(0.12)	(0.09)	—
Distributions (from capital gains)	(0.05)	(0.23)	—	—	—
Return of capital	(0.05)	—	—	(0.05)	(0.23)
Total Dividends and Distributions	(0.21)	(0.36)	(0.12)	(0.14)	(0.23)
Net Asset Value, End of Period	$8.10	$10.07	$10.10	$9.63	$9.40
Total Return*	(17.77)%	3.10%	6.20%	3.96%	0.92%
Net Assets, End of Period (in thousands)	$1,040	$1,693	$1,530	$1,364	$2,230
Average Net Assets for the Period (in thousands)	$1,452	$1,848	$1,532	$1,522	$2,633
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.29%	1.25%	1.29%	1.33%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.94%	0.95%	0.97%	0.94%
Ratio of Net Investment Income/(Loss)	0.96%	1.04%	1.21%	1.49%	2.39%
Portfolio Turnover Rate	41%(2)	63%(2)	164%(2)	248%	249%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	JUNE 30, 2022

Janus Henderson Global Bond Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.06	$10.11	$9.64	$9.41	$9.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.03	0.04	0.07	0.16
Net realized and unrealized gain/(loss)	(1.85)	0.20	0.48	0.23	(0.13)
Total from Investment Operations	(1.83)	0.23	0.52	0.30	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.05)	(0.05)	(0.05)	—
Distributions (from capital gains)	(0.08)	(0.23)	—	—	—
Return of capital	(0.02)	—	—	(0.02)	(0.16)
Total Dividends and Distributions	(0.13)	(0.28)	(0.05)	(0.07)	(0.16)
Net Asset Value, End of Period	$8.10	$10.06	$10.11	$9.64	$9.41
Total Return*	(18.31)%	2.15%	5.41%	3.19%	0.33%
Net Assets, End of Period (in thousands)	$710	$1,243	$1,491	$1,646	$2,422
Average Net Assets for the Period (in thousands)	$982	$1,489	$1,525	$1,849	$2,908
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.14%	2.01%	2.03%	2.04%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%	1.67%	1.69%	1.71%	1.65%
Ratio of Net Investment Income/(Loss)	0.21%	0.30%	0.46%	0.74%	1.68%
Portfolio Turnover Rate	41%(2)	63%(2)	164%(2)	248%	249%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Global Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.06	$10.09	$9.62	$9.39	$9.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.13	0.13	0.16	0.25
Net realized and unrealized gain/(loss)	(1.85)	0.22	0.48	0.23	(0.14)
Total from Investment Operations	(1.74)	0.35	0.61	0.39	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.15)	(0.14)	(0.11)	—
Distributions (from capital gains)	(0.04)	(0.23)	—	—	—
Return of capital	(0.06)	—	—	(0.05)	(0.25)
Total Dividends and Distributions	(0.23)	(0.38)	(0.14)	(0.16)	(0.25)
Net Asset Value, End of Period	$8.09	$10.06	$10.09	$9.62	$9.39
Total Return*	(17.62)%	3.32%	6.43%	4.18%	1.12%
Net Assets, End of Period (in thousands)	$12,971	$19,754	$18,928	$10,293	$12,026
Average Net Assets for the Period (in thousands)	$16,457	$21,961	$13,105	$10,705	$11,262
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.92%	0.93%	1.00%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.73%	0.74%	0.76%	0.75%
Ratio of Net Investment Income/(Loss)	1.17%	1.24%	1.37%	1.68%	2.55%
Portfolio Turnover Rate	41%(2)	63%(2)	164%(2)	248%	249%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	JUNE 30, 2022

Janus Henderson Global Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.08	$10.09	$9.62	$9.39	$9.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.14	0.14	0.16	0.25
Net realized and unrealized gain/(loss)	(1.88)	0.23	0.48	0.23	(0.13)
Total from Investment Operations	(1.76)	0.37	0.62	0.39	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.15)	(0.15)	(0.11)	—
Distributions (from capital gains)	(0.04)	(0.23)	—	—	—
Return of capital	(0.06)	—	—	(0.05)	(0.26)
Total Dividends and Distributions	(0.23)	(0.38)	(0.15)	(0.16)	(0.26)
Net Asset Value, End of Period	$8.09	$10.08	$10.09	$9.62	$9.39
Total Return*	(17.74)%	3.55%	6.47%	4.24%	1.17%
Net Assets, End of Period (in thousands)	$47,991	$66,581	$29,927	$22,953	$25,421
Average Net Assets for the Period (in thousands)	$60,579	$40,487	$21,968	$22,886	$31,326
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.85%	0.85%	0.88%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.70%	0.70%	0.71%	0.69%
Ratio of Net Investment Income/(Loss)	1.22%	1.33%	1.45%	1.74%	2.62%
Portfolio Turnover Rate	41%(2)	63%(2)	164%(2)	248%	249%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Global Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.05	$10.09	$9.61	$9.39	$9.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.14	0.15	0.17	0.26
Net realized and unrealized gain/(loss)	(1.86)	0.21	0.49	0.22	(0.13)
Total from Investment Operations	(1.73)	0.35	0.64	0.39	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.16)	(0.16)	(0.11)	—
Distributions (from capital gains)	(0.03)	(0.23)	—	—	—
Return of capital	(0.07)	—	—	(0.06)	(0.26)
Total Dividends and Distributions	(0.24)	(0.39)	(0.16)	(0.17)	(0.26)
Net Asset Value, End of Period	$8.08	$10.05	$10.09	$9.61	$9.39
Total Return*	(17.51)%	3.36%	6.69%	4.23%	1.38%
Net Assets, End of Period (in thousands)	$121,761	$145,333	$158,474	$166,397	$183,605
Average Net Assets for the Period (in thousands)	$152,358	$148,263	$161,595	$170,128	$186,758
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.74%	0.74%	0.77%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.60%	0.60%	0.61%	0.60%
Ratio of Net Investment Income/(Loss)	1.34%	1.38%	1.55%	1.83%	2.72%
Portfolio Turnover Rate	41%(2)	63%(2)	164%(2)	248%	249%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	JUNE 30, 2022

Janus Henderson Global Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.00	$10.10	$9.64	$9.41	$9.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.08	0.11	0.13	0.22
Net realized and unrealized gain/(loss)	(1.80)	0.16	0.46	0.23	(0.13)
Total from Investment Operations	(1.72)	0.24	0.57	0.36	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.11)	(0.11)	(0.09)	—
Distributions (from capital gains)	(0.06)	(0.23)	—	—	—
Return of capital	(0.04)	—	—	(0.04)	(0.22)
Total Dividends and Distributions	(0.19)	(0.34)	(0.11)	(0.13)	(0.22)
Net Asset Value, End of Period	$8.09	$10.00	$10.10	$9.64	$9.41
Total Return*	(17.44)%	2.19%	5.92%	3.93%	0.92%
Net Assets, End of Period (in thousands)	$63	$20	$133	$319	$448
Average Net Assets for the Period (in thousands)	$59	$41	$89	$375	$435
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.35%	8.61%	4.64%	2.01%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.11%	1.10%	1.01%	1.05%
Ratio of Net Investment Income/(Loss)	0.85%	0.77%	1.09%	1.43%	2.25%
Portfolio Turnover Rate	41%(2)	63%(2)	164%(2)	248%	249%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Global Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.91	$10.10	$9.63	$9.40	$9.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.11	0.13	0.15	0.24
Net realized and unrealized gain/(loss)	(1.70)	0.07	0.47	0.23	(0.13)
Total from Investment Operations	(1.60)	0.18	0.60	0.38	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.14)	(0.13)	(0.10)	—
Distributions (from capital gains)	(0.04)	(0.23)	—	—	—
Return of capital	(0.06)	—	—	(0.05)	(0.24)
Total Dividends and Distributions	(0.22)	(0.37)	(0.13)	(0.15)	(0.24)
Net Asset Value, End of Period	$8.09	$9.91	$10.10	$9.63	$9.40
Total Return*	(16.43)%	1.56%	6.32%	4.09%	1.14%
Net Assets, End of Period (in thousands)	$3,410	$9,280	$29,055	$5,048	$6,600
Average Net Assets for the Period (in thousands)	$6,162	$33,807	$6,485	$5,509	$6,097
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.00%	1.03%	1.07%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.84%	0.85%	0.85%	0.83%
Ratio of Net Investment Income/(Loss)	1.06%	1.10%	1.32%	1.60%	2.46%
Portfolio Turnover Rate	41%(2)	63%(2)	164%(2)	248%	249%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

34	JUNE 30, 2022

Janus Henderson Global Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	35

Janus Henderson Global Bond Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are

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used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap

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agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would

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be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

The Fund may enter into inflation swaps to add protection from adverse movements in the rate of inflation. Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index. An inflation swap may result in potential losses if inflation does not move as expected or if the counterparties are unable to satisfy their obligations. An inflation swap held long by a Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap.

During the year, the Fund entered into inflation swaps paying a floating interest rate linked to an inflation index; i.e. actual realized inflation and receiving a fixed interest rate in order to decrease the Fund’s exposure to inflation. With lower inflation, the Fund benefits by paying a lower floating rate, while receiving a higher fixed rate that has not decreased.

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There were no inflation swaps held at June 30, 2022.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

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The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.
Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment

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of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022” table located in the Fund’s Schedule of Investments.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. Securities

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Notes to Financial Statements

on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or

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Notes to Financial Statements

105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $250,595. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $261,718, resulting in the net amount due to the counterparty of $11,123.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. To facilitate TBA commitments, the Fund will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

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Notes to Financial Statements

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.60
Next $1 Billion	0.55
Over $2 Billion	0.50

The Fund’s actual investment advisory fee rate for the reporting period was 0.60% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Capital International Limited (UK) (“JCIL”), pursuant to which one or more employees of JCIL may also serve as “associated persons” of the Adviser. In this capacity, such employees of JCIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser. The responsibilities of both the Adviser and JCIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.59% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder

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Notes to Financial Statements

services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $105.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00%

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of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2022.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of June 30, 2022, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	98	63
Class S Shares	-	-
Class T Shares	-	-

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Janus Henderson Global Bond Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ (7,170,378)	$ (1,742,819)	$ -	$(2,473,021)	$(29,460,359)

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(3,882,130)	$(3,288,248)	$ (7,170,378)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and straddle loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 224,248,736	$ 316,294	$(29,776,921)	$ (29,460,627)

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Janus Henderson Global Bond Fund

Notes to Financial Statements

Information on the tax components of derivatives as of June 30, 2022 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,097,066	$ -	$ (2,445,448)	$ (2,445,448)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,734,223	$ 713,661	$ 2,539,461	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,790,989	$ 2,109,805	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (2,539,461)	$ 278,674	$ 2,260,787

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Janus Henderson Global Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	31,444	$ 306,412	85,441	$ 890,797
Reinvested dividends and distributions	2,757	26,397	5,452	56,932
Shares repurchased	(73,970)	(709,545)	(74,140)	(762,864)
Net Increase/(Decrease)	(39,769)	$ (376,736)	16,753	$ 184,865
Class C Shares:
Shares sold	2,805	$ 28,398	84,218	$ 886,107
Reinvested dividends and distributions	1,478	14,186	3,802	39,863
Shares repurchased	(40,167)	(386,737)	(112,008)	(1,163,984)
Net Increase/(Decrease)	(35,884)	$ (344,153)	(23,988)	$ (238,014)
Class D Shares:
Shares sold	326,697	$ 3,123,232	1,361,672	$ 14,107,767
Reinvested dividends and distributions	39,917	379,717	75,680	789,323
Shares repurchased	(727,791)	(7,024,235)	(1,347,866)	(13,922,113)
Net Increase/(Decrease)	(361,177)	$ (3,521,286)	89,486	$ 974,977
Class I Shares:
Shares sold	2,188,047	$20,332,011	5,027,695	$ 51,411,081
Reinvested dividends and distributions	160,227	1,525,071	131,359	1,365,287
Shares repurchased	(3,019,679)	(28,207,174)	(1,519,919)	(15,736,818)
Net Increase/(Decrease)	(671,405)	$ (6,350,092)	3,639,135	$ 37,039,550
Class N Shares:
Shares sold	3,887,539	$38,153,598	1,837,225	$ 19,027,068
Reinvested dividends and distributions	410,058	3,883,999	513,813	5,348,381
Shares repurchased	(3,695,383)	(32,756,470)	(3,603,557)	(37,206,329)
Net Increase/(Decrease)	602,214	$ 9,281,127	(1,252,519)	$(12,830,880)
Class S Shares:
Shares sold	5,710	$ 57,300	202	$ 2,086
Reinvested dividends and distributions	143	1,348	79	823
Shares repurchased	(39)	(367)	(11,471)	(119,218)
Net Increase/(Decrease)	5,814	$ 58,281	(11,190)	$ (116,309)
Class T Shares:
Shares sold	173,218	$ 1,554,038	1,833,139	$ 18,951,778
Reinvested dividends and distributions	13,190	126,549	119,982	1,253,179
Shares repurchased	(700,718)	(6,648,077)	(3,894,851)	(39,790,323)
Net Increase/(Decrease)	(514,310)	$ (4,967,490)	(1,941,730)	$(19,585,366)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$67,669,021	$ 84,169,978	$ 25,215,359	$ 35,154,819

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Janus Henderson Global Bond Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

54	JUNE 30, 2022

Janus Henderson Global Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

Janus Investment Fund	57

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Global Bond Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	69

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

70	JUNE 30, 2022

Janus Henderson Global Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Section 163(j) Interest Dividend	100%
Capital Gain Distributions	$713,661
Return of Capital Distributions	$2,539,461

Janus Investment Fund	71

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

72	JUNE 30, 2022

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	73

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

74	JUNE 30, 2022

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	75

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

76	JUNE 30, 2022

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	77

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

78	JUNE 30, 2022

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Helen Anthony 151 Detroit Street Denver, CO 80206 DOB: 1988	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	6/20-Present	Portfolio Manager for other Janus Henderson accounts.
Andrew Mulliner 151 Detroit Street Denver, CO 80206 DOB:1983	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	1/19-Present	Head of Global Aggregate Strategies of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

Janus Investment Fund	79

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

80	JUNE 30, 2022

Janus Henderson Global Bond Fund

Notes

NotesPage1

Janus Investment Fund	81

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93023 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Government Money Market Fund

Janus Investment Fund

Janus Henderson Government Money Market Fund

Janus Henderson Government Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Yield
For the periods ended June 30, 2022		Class D Shares
Class D Shares		With Reimbursement	0.00%
Fiscal Year-to-Date		Without Reimbursement	0.00%
1 Year	0.00%	Class T Shares
5 Year	0.69%	With Reimbursement	0.00%
10 Year	0.35%	Without Reimbursement	0.00%
Since Inception (February 14, 1995)	1.96%	Prospectus Expense Ratios
Class T Shares		Class D Shares
Fiscal Year-to-Date		Total Annual Fund Operating Expenses‡	0.57%
1 Year	0.00%	Class T Shares
5 Year	0.68%	Total Annual Fund Operating Expenses‡	0.59%
10 Year	0.34%
Since Inception (February 14, 1995)	1.96%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	1

Janus Henderson Government Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class D Shares	$1,000.00	$1,000.00	$2.18	$1,000.00	$1,022.61	$2.21	0.44%
Class T Shares	$1,000.00	$1,000.00	$2.23	$1,000.00	$1,022.56	$2.26	0.45%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2022

Principal Amounts		Value
U.S. Government Agency Notes– 45.4%
Federal Home Loan Bank Discount Notes:
1.2712%, 7/1/22	$5,000,000	$5,000,000
0.9100%, 7/6/22	10,000,000	9,998,922
0.8612%, 7/8/22	10,000,000	9,998,518
0.9014%, 7/11/22	5,000,000	4,998,858
0.9652%, 7/12/22	5,000,000	4,998,645
0.8244%, 7/13/22	5,000,000	4,998,730
0.9141%, 7/15/22	10,000,000	9,996,683
0.8808%, 7/18/22	5,000,000	4,998,039
0.8975%, 7/20/22	5,000,000	4,997,755
0.9022%, 7/22/22	10,000,000	9,994,990
1.2208%, 7/25/22	5,000,000	4,996,112
0.9178%, 7/27/22	5,000,000	4,996,820
0.9472%, 7/29/22	5,000,000	4,996,457
1.6365%, 8/2/22	5,000,000	4,993,966
1.0340%, 8/3/22	5,000,000	4,995,422
1.2892%, 8/5/22	10,000,000	9,987,890
1.6268%, 8/8/22	5,000,000	4,991,703
1.0729%, 8/9/22	5,000,000	4,994,364
1.0382%, 8/10/22	5,000,000	4,994,402
1.0518%, 8/12/22	5,000,000	4,994,039
1.1153%, 8/17/22	5,000,000	4,992,913
1.3929%, 8/19/22	10,000,000	9,981,558
1.7037%, 8/23/22	5,000,000	4,987,805
1.2586%, 8/24/22	5,000,000	4,990,795
1.7304%, 8/25/22	5,000,000	4,987,141
1.2160%, 8/26/22	5,000,000	4,990,770
1.6564%, 9/1/22	5,000,000	4,985,901
1.2178%, 9/2/22	5,000,000	4,989,583
1.3551%, 9/7/22	5,000,000	4,987,485
1.3848%, 9/9/22	5,000,000	4,986,832
1.9757%, 9/14/22	4,200,000	4,183,137
1.9477%, 9/16/22	5,000,000	4,979,673
Total U.S. Government Agency Notes (cost $188,965,908)		188,965,908
U.S. Treasury Debt– 9.6%
United States Treasury Bill, 0.7670%, 7/5/22	10,000,000	9,999,397
United States Treasury Bill, 1.1905%, 7/26/22	5,000,000	4,996,849
United States Treasury Bill, 1.0571%, 7/28/22	5,000,000	4,996,916
United States Treasury Bill, 1.1024%, 8/4/22	5,000,000	4,995,746
United States Treasury Bill, 0.9506%, 8/11/22	5,000,000	4,994,865
United States Treasury Bill, 1.2474%, 8/18/22	5,000,000	4,992,832
United States Treasury Bill, 1.6989%, 8/23/22	5,000,000	4,989,115
Total U.S. Treasury Debt (cost $39,965,720)		39,965,720
Variable Rate Demand Notes¶– 14.5%
Bryan W Kelley 2019 Irrevocable Insurance Trust (LOC: FHLB of Dallas),
1.6300%, 7/1/70	2,980,000	2,980,000
Cypress Bend Real Estate Development Co LLC (LOC: FHLB of Dallas),
1.6400%, 4/1/33	9,000,000	9,000,000
Irvine Inn Apartments LP (LOC: FHLB of San Francisco), 1.6400%, 2/1/60	4,000,000	4,000,000
John H Smith Irrevocable Insurance Trust of 2017/The (LOC: FHLB of Dallas),
1.6400%, 2/1/41	5,820,000	5,820,000
Johnson Capital Management LLC (LOC: FHLB of Indianapolis), 1.8100%, 6/3/47	2,845,000	2,845,000
LML Trust (LOC: FHLB of Dallas), 1.6400%, 2/1/41	4,500,000	4,500,000
New Grafton Park LLC (LOC: FHLB of Indianapolis), 1.6400%, 4/1/62	4,000,000	4,000,000
New Sawmill Ridge LLC (LOC: FHLB of Indianapolis), 1.6400%, 6/1/61	3,900,000	3,900,000
Olivetree Apartments LP (LOC: FHLB of San Francisco), 1.6400%, 6/2/59	10,000,000	10,000,000
Rieber Life Insurance Trust/The (LOC: FHLB of Dallas), 1.6400%, 5/1/42	4,000,000	4,000,000
SMZ Holdings LLC (LOC: FHLB of Dallas), 1.6400%, 6/1/40	4,240,000	4,240,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2022

Principal Amounts		Value
Variable Rate Demand Notes¶– (continued)
Ventana Housing LP (LOC: FHLB of San Francisco), 1.6400%, 6/1/60	$5,000,000	$5,000,000
Total Variable Rate Demand Notes (cost $60,285,000)		60,285,000
Repurchase Agreementsë– 31.8%
Goldman Sachs & Co, Joint repurchase agreement, 1.4500%, dated 6/30/22, maturing 7/1/22 to be repurchased at $10,000,403 collateralized by $10,424,767 in U.S. Government Agencies 1.0706% - 5.0000%, 4/20/40 - 8/16/61 with a value of $10,200,000	10,000,000	10,000,000
Goldman Sachs & Co, Joint repurchase agreement, 1.4800%, dated 6/30/22, maturing 7/1/22 to be repurchased at $25,001,028 collateralized by $25,352,067 in U.S. Government Agencies 1.4616% - 6.0000%, 4/20/25 - 5/20/52 with a value of $25,500,000	25,000,000	25,000,000
HSBC Securities (USA) Inc, Joint repurchase agreement, 1.4700%, dated 6/30/22, maturing 7/1/22 to be repurchased at $10,000,408 collateralized by $10,583,271 in U.S. Treasuries 0% - 5.0000%, 8/25/22 - 5/15/37 with a value of $10,200,000	10,000,000	10,000,000
ING Financial Markets LLC, Joint repurchase agreement, 1.4700%, dated 6/30/22, maturing 7/1/22 to be repurchased at $30,001,225 collateralized by $32,375,115 in U.S. Treasuries 0.1250% - 5.5000%, 11/30/22 - 11/15/50 with a value of $30,601,250	30,000,000	30,000,000
ING Financial Markets LLC, Joint repurchase agreement, 1.5200%, dated 6/30/22, maturing 7/1/22 to be repurchased at $10,000,422 collateralized by $10,930,348 in U.S. Government Agencies 1.5000% - 5.5000%, 7/1/34 - 6/1/52 with a value of $10,200,431	10,000,000	10,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 1.4300%, dated 6/30/22, maturing 7/1/22 to be repurchased at $15,000,596 collateralized by $2,922,332 in U.S. Government Agencies 3.5000% - 26.6300%, 7/15/28 - 6/20/52 and $13,457,529 in U.S. Treasuries 0% - 6.1250%, 11/3/22 - 8/15/49 with a value of $15,300,608	15,000,000	15,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 1.4700%, dated 6/30/22, maturing 7/1/22 to be repurchased at $32,101,311 collateralized by $1,770,044 in U.S. Government Agencies 3.2140% - 18.6922%, 12/15/23 - 1/20/72 and $32,037,322 in U.S. Treasuries 0% - 6.1250%, 7/28/22 - 8/15/49 with a value of $32,743,337	32,100,000	32,100,000
Total Repurchase Agreements (cost $132,100,000)		132,100,000
Total Investments (total cost $421,316,628) – 101.3%		421,316,628
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(5,542,502)
Net Assets – 100%		$415,774,126

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs & Co.	$35,000,000	$—	$(35,000,000)	$—
HSBC Securities (USA), Inc.	10,000,000	—	(10,000,000)	—
ING Financial Markets LLC	40,000,000	—	(40,000,000)	—
Royal Bank of Canada, NY Branch	47,100,000	—	(47,100,000)	—

Total	$132,100,000	$—	$(132,100,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company
LOC	Letter of Credit
LP	Limited Partnership

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

¶

Variable rate demand notes are not based on a published reference rate and spread; they are determined by the issuer or remarketing agent and current market conditions. The reference rate in the security description is as of June 30, 2022.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
U.S. Government Agency Notes	$-	$188,965,908	$-
U.S. Treasury Debt	-	39,965,720	-
Variable Rate Demand Notes	-	60,285,000	-
Repurchase Agreements	-	132,100,000	-
Total Assets	$-	$421,316,628	$-

Janus Investment Fund	5

Janus Henderson Government Money Market Fund

Statement of Assets and Liabilities

June 30, 2022

Assets:
Investments, at value (cost $289,216,628)	$289,216,628
Repurchase agreements, at value (cost $132,100,000)	132,100,000
Cash	96,819
Trustees' deferred compensation	12,158
Receivables:
Fund shares sold	489,516
Interest	69,024
Other assets	8
Total Assets	421,984,153
Liabilities:
Payables:	—
Investments purchased	4,993,778
Fund shares repurchased	806,930
Administration services fees	283,047
Advisory fees	67,723
Professional fees	44,849
Trustees' deferred compensation fees	12,158
Trustees' fees and expenses	1,412
Dividends	130
Total Liabilities	6,210,027
Net Assets	$415,774,126
Net Assets Consist of:
Capital (par value and paid-in surplus)	$415,767,015
Total distributable earnings (loss)	7,111
Total Net Assets	$415,774,126
Net Assets - Class D Shares	$406,907,723
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	406,905,594
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$8,866,403
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,866,412
Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

6	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Interest	$906,689
Other income	2,842
Total Investment Income	909,531
Expenses:
Advisory fees	726,617
Administration services fees:
Class D Shares	1,283,176
Class T Shares	26,107
Professional fees	39,662
Trustees’ fees and expenses	6,069
Total Expenses	2,081,631
Less: Excess Expense Reimbursement and Waivers	(1,177,514)
Net Expenses	904,117
Net Investment Income/(Loss)	5,414
Net Realized Gain/(Loss) on Investments:
Investments	12,305
Total Net Realized Gain/(Loss) on Investments	12,305
Net Increase/(Decrease) in Net Assets Resulting from Operations	$17,719

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Government Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$5,414	$6,934
Net realized gain/(loss) on investments	12,305	(2)
Net Increase/(Decrease) in Net Assets Resulting from Operations	17,719	6,932
Dividends and Distributions to Shareholders:
Class D Shares	(5,316)	(6,795)
Class T Shares	(100)	(138)
Net Decrease from Dividends and Distributions to Shareholders	(5,416)	(6,933)
Capital Share Transactions:
Class D Shares	63,765,200	18,529,382
Class T Shares	2,019,916	(537,803)
Net Increase/(Decrease) from Capital Share Transactions	65,785,116	17,991,579
Net Increase/(Decrease) in Net Assets	65,797,419	17,991,578
Net Assets:
Beginning of period	349,976,707	331,985,129
End of period	$415,774,126	$349,976,707

See Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	—(2)	0.01	0.02	0.01
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	—	—	0.01	0.02	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—(2)	(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	—	—	(0.01)	(0.02)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	0.96%	1.71%	0.79%
Net Assets, End of Period (in thousands)	$406,908	$343,130	$324,601	$202,580	$188,213
Average Net Assets for the Period (in thousands)	$356,187	$344,963	$252,388	$197,526	$185,892
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.57%	0.63%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.25%	0.09%	0.49%	0.59%	0.59%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.84%	1.70%	0.79%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Government Money Market Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	—(2)	0.01	0.02	0.01
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	—	—	0.01	0.02	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—(2)	(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	—	—	(0.01)	(0.02)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	0.94%	1.70%	0.76%
Net Assets, End of Period (in thousands)	$8,866	$6,846	$7,384	$7,849	$8,544
Average Net Assets for the Period (in thousands)	$6,856	$7,040	$7,745	$8,055	$8,262
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.59%	0.66%	0.71%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.26%	0.09%	0.53%	0.61%	0.62%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.98%	1.67%	0.76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 38 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

The Fund operates as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

As a government money market fund, the Fund is not required to impose a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have determined not to subject the Fund to a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Janus Investment Fund	11

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

12	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

Janus Investment Fund	13

Janus Henderson Government Money Market Fund

Notes to Financial Statements

These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

14	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Variable and Floating Rate Notes

The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. The Fund may purchase variable and floating rate demand notes of U.S. Government issuers or commercial banks. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

The Adviser may waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate the Adviser at an annual rate of 0.36% and 0.38%, respectively, of average daily net assets for providing certain administration services including, but not limited to,

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Janus Henderson Government Money Market Fund

Notes to Financial Statements

oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with the Adviser on behalf of the Fund. The Adviser does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 8,781	$ 9,850	$ -	$ -	$ -	$ (11,520)	$ -

During the year ended June 30, 2022, capital loss carryovers of $20 were utilized by the Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,416	$ -	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,933	$ -	$ -	$ -

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Janus Henderson Government Money Market Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 2,435	$ -	$ (2,435)

Capital has been adjusted by $2,435, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	248,101,255	$248,101,256	283,357,789	$283,357,788
Reinvested dividends and distributions	3,743	3,744	5,118	5,118
Shares repurchased	(184,339,799)	(184,339,800)	(264,833,523)	(264,833,524)
Net Increase/(Decrease)	63,765,199	$ 63,765,200	18,529,384	$ 18,529,382
Class T Shares:
Shares sold	11,702,462	$ 11,702,461	10,516,520	$ 10,516,520
Reinvested dividends and distributions	101	100	138	138
Shares repurchased	(9,682,645)	(9,682,645)	(11,054,461)	(11,054,461)
Net Increase/(Decrease)	2,019,918	$ 2,019,916	(537,803)	$ (537,803)

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Government Money Market Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Monthly Portfolio Holdings

The Fund files its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

24	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	25

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

26	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

Janus Investment Fund	27

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	29

Janus Henderson Government Money Market Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

30	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

Janus Investment Fund	31

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Government Money Market Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Section 163(j) Interest Dividend	100%
Capital Gain Distributions	$2,435

Janus Investment Fund	33

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

34	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	35

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

36	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	37

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

38	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	39

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

40	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David Spilsted 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Government Money Market Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors US LLC.
Garrett Strum 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Government Money Market Fund	5/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors US LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

Janus Investment Fund	41

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

42	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Notes

NotesPage1

Janus Investment Fund	43

Janus Henderson Government Money Market Fund

Notes

NotesPage2

44	JUNE 30, 2022

Janus Henderson Government Money Market Fund

Notes

NotesPage3

Janus Investment Fund	45

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93025 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson High-Yield Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson High-Yield Fund

Janus Henderson High-Yield Fund (unaudited)

FUND SNAPSHOT

 A high-conviction, active high-yield fund that seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund takes a research-first mentality on both macro and security selection risks.

Seth Meyer co-portfolio manager	Brent Olson co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2022, the Janus Henderson High-Yield Fund’s Class I shares returned -14.98% compared with a -12.81% return for the Fund’s benchmark, the Bloomberg U.S. Corporate High Yield Bond Index.

MARKET ENVIRONMENT

The period commenced with strengthening economic conditions and improving consumer sentiment. Following record stimulus in response to the COVID pandemic, economic growth was strong, asset prices had recovered, and the unemployment rate was trending down steadily. Despite the emergence of new COVID variants during the first half of the period – that slowed the gains in spending and labor market participation – the recovery continued, largely due to ongoing accommodative monetary policy. While COVID continued to be a nagging factor, the main story of the period turned out to be the rapid rise of inflation, the Federal Reserve’s (Fed) slow but increasingly aggressive response to taming it, and the sharp repricing of risk assets in expectation of a higher rate environment.

Inflation continued to rise, with the Fed initially communicating that inflation was “transitory” and would abate once supply chain disruptions were alleviated. In hindsight, this turned out to be a policy error on the Fed’s part: With each passing month, inflation continued to rise, the anticipated peak did not materialize, and it became increasingly difficult for the transitory thesis to hold. Credit markets held steady through the end of 2021, but with Russia’s invasion of Ukraine early in 2022, oil, gas and commodities prices spiked, signaling further upward pressure on inflation. At this point the Fed finally acknowledged inflation was not transitory and made a hawkish pivot, raising rates 1.50% through the end of the period. Further, it communicated it was committed to bringing down inflation with future hikes. Markets repriced aggressively and risk assets recorded significantly negative returns in response.

Toward period end, we witnessed deterioration in economic growth and consumer sentiment, with an economic slowdown or recession seeming more likely as a result of tighter monetary policy. Both credit and interest rate sectors recorded negative returns, with most of the move occurring in the second half of the period. The yield on the 10-year U.S. Treasury rose from 1.47% to 3.01% during the period, while spreads simultaneously widened across all credit sectors.

PERFORMANCE DISCUSSION

We entered the period with optimism for the economic outlook and a constructive view on the high-yield market. Our view near the close of 2021 was that, should inflation prove transitory, the Fed would not raise interest rates so aggressively that it would risk derailing the ongoing economic recovery. We therefore had been adding risk to the portfolio as we came into the new calendar year. However, early in 2022, as inflation proved to be a greater-than-expected challenge complicated by the war between Russia and Ukraine, our expectation shifted. As we anticipated more aggressive rate hikes to combat inflation, we began reducing the Fund’s net risk, primarily by shifting out of our single B overweight and into higher-quality BB rated assets. We reduced our overall exposure to equity and equity-like securities, which we often use to replicate certain index risks we are unwilling to take. We also reduced our exposure to bank loans, which early in the period we had found attractive relative to the high-yield bond market and on expectation that floating-rate securities would perform well in the early stages of a Fed tightening cycle.

The Fund’s underperformance was largely driven by positioning in the latter part of the period. Security selection detracted, particularly in the B rated tier of the market, where we were overweight coming into 2022 and our holdings exhibited more volatility than the index in a tumultuous market environment. Our modest allocation to common stocks also detracted as equity markets fell in the first half of 2022. Bank loans were a positive

Janus Investment Fund	1

Janus Henderson High-Yield Fund (unaudited)

contributor; as markets priced in an aggressive path of Fed hikes and interest rates spiked, bank loans outperformed the broader market. We took profits where we expect further upside to be limited.

On an industry level, gaming proved to be the largest detractor, with our positions in Bally’s and Caesars Entertainment weighing on performance as investors grew more concerned about slowing revenue growth coupled with high capital expenditure requirements in online gaming. Our holdings in pharmaceuticals were additive, particularly underweights to certain fundamentally challenged stories. Our position in Great Western Petroleum, which was purchased by PDC Energy toward period end, also aided returns.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

High inflation – and the Fed’s late but increasingly aggressive response to taming it – has been the story of the year, and it likely will continue to be until inflation trends back meaningfully to the central bank’s target range. The Fed has struck a far more austere tone of late, making it clear that it is intent on preventing the short-term inflation problem from becoming a long-term one.

Of course, the key risk in the Fed’s eleventh-hour crusade is that it overtightens and tips the U.S. economy into at best a growth slowdown but more likely a recession. This is a risk the Fed appears willing to take, thanks in part to the strength of the economy – unemployment is back to pre-pandemic lows, and both consumer and corporate balance sheets appear to be in good shape.

While the economic situation is sobering, we think heading into a downturn with strong fundamentals could help mitigate defaults, and we are optimistic that supply dynamics should remain a bright spot for high yield. On an annualized basis, new issuance is down more than two-thirds versus 2020 and 2021. Low levels of issuance help to limit supply of high-yield bonds and maintain longer-term supply-demand balance. Another positive trend was the overall continued strength in credit fundamentals – BB rated issuers now make up over 50% of the Bloomberg U.S. Corporate High Yield Index. The strong trend in rising stars – companies likely to see sufficient credit improvement to transfer them from the high-yield to the investment-grade bond markets – continued, with another 25 issuers upgraded to investment grade from high yield during the quarter.

Ultimately, we believe that being well positioned is key. Drawdowns can be painful for investors’ portfolios and can result in the tendency to be more defensive, but we believe it’s important to strike a balance. There is a risk in being overly defensive and not participating fully if the macro environment improves and risk assets rally. Our goal is to ensure that we are adequately cautious, in the event we see further deterioration in economic conditions, while at the same time using market pullbacks to acquire what we deem to be solid assets that we would expect to benefit in a turnaround. Therefore, going into the latter half of 2022 we maintain a neutral position in the Fund, with our eye on taking advantage of market weakness to add risk to the portfolio at attractive valuations.

Thank you for your investment in the Janus Henderson High-Yield Fund.

2	JUNE 30, 2022

Janus Henderson High-Yield Fund (unaudited)

Fund At A Glance

June 30, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	7.82%	7.82%
Class A Shares MOP	7.44%	7.44%
Class C Shares**	7.02%	7.10%
Class D Shares	8.05%	8.09%
Class I Shares	8.07%	8.07%
Class N Shares	8.20%	8.20%
Class R Shares	7.36%	7.43%
Class S Shares	7.47%	7.70%
Class T Shares	7.95%	7.95%
Weighted Average Maturity		6.9 Years
Average Effective Duration***		4.5 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
BBB	3.0%
BB	51.5%
B	32.1%
CCC	12.7%
Not Rated	-6.6%
Other	7.3%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	88.9%
Investments Purchased with Cash Collateral from Securities Lending	4.4%
Common Stocks	2.9%
Investment Companies	2.4%
Bank Loans and Mezzanine Loans	1.9%
Asset-Backed/Commercial Mortgage-Backed Securities	0.5%
Preferred Stocks	0.3%
Convertible Corporate Bonds	0.2%
Other	(1.5)%
100.0%

Janus Investment Fund	3

Janus Henderson High-Yield Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-15.22%	1.13%	3.44%	6.23%	0.97%	0.97%
Class A Shares at MOP	-19.24%	0.16%	2.94%	6.03%
Class C Shares at NAV	-15.91%	0.44%	2.72%	5.49%	1.73%	1.71%
Class C Shares at CDSC	-16.72%	0.44%	2.72%	5.49%
Class D Shares	-15.13%	1.36%	3.67%	6.36%	0.76%	0.76%
Class I Shares	-14.98%	1.44%	3.74%	6.40%	0.71%	0.71%
Class N Shares	-15.01%	1.50%	3.81%	6.41%	0.62%	0.62%
Class R Shares	-15.56%	0.72%	3.02%	5.77%	1.45%	1.38%
Class S Shares	-15.42%	0.97%	3.28%	6.03%	1.27%	1.13%
Class T Shares	-15.21%	1.26%	3.57%	6.31%	0.87%	0.87%
Bloomberg U.S. Corporate High-Yield Bond Index	-12.81%	2.10%	4.47%	6.29%
Morningstar Quartile - Class T Shares	4th	3rd	3rd	1st
Morningstar Ranking - based on total returns for High Yield Bond Funds	628/682	394/632	283/517	19/195

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

4	JUNE 30, 2022

Janus Henderson High-Yield Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 29, 1995

‡ As stated in the prospectus. Net expense ratios reflect the expense waivers, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson High-Yield Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class A Shares	$1,000.00	$834.60	$4.46	$1,000.00	$1,019.93	$4.91	0.98%
Class C Shares	$1,000.00	$831.90	$7.45	$1,000.00	$1,016.66	$8.20	1.64%
Class D Shares	$1,000.00	$835.60	$3.46	$1,000.00	$1,021.03	$3.81	0.76%
Class I Shares	$1,000.00	$836.90	$3.28	$1,000.00	$1,021.22	$3.61	0.72%
Class N Shares	$1,000.00	$836.10	$2.82	$1,000.00	$1,021.72	$3.11	0.62%
Class R Shares	$1,000.00	$834.00	$6.18	$1,000.00	$1,018.05	$6.80	1.36%
Class S Shares	$1,000.00	$834.30	$5.05	$1,000.00	$1,019.29	$5.56	1.11%
Class T Shares	$1,000.00	$835.20	$3.87	$1,000.00	$1,020.58	$4.26	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2022

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 0.5%
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 5.3250%, 11/15/38 (144A)‡(cost$5,502,661)	$5,502,661	$5,147,717
Bank Loans and Mezzanine Loans– 1.9%
Basic Industry – 0.3%
Aruba Investments Holdings LLC,
ICE LIBOR USD 1 Month + 7.7500%, 9.3827%, 11/24/28‡	2,497,000	2,359,665
Olympus Water US Holding Corp,
CME Term SOFR 1 Month + 4.5000%, 5.1980%, 11/9/28‡	669,356	625,012
		2,984,677
Capital Goods – 0.2%
Arcline FM Holdings LLC, ICE LIBOR USD 3 Month + 8.2500%, 9.0000%, 6/25/29‡	2,195,000	2,052,325
Consumer Cyclical – 0.9%
Boardriders Inc,
ICE LIBOR USD 3 Month + 8.0000%, 9.0000% (9.79% Cash or 9.37% PIK), 4/23/24‡,Ø,¢	354,269	354,269
Mic Glen LLC, ICE LIBOR USD 1 Month + 6.7500%, 8.4161%, 7/20/29‡	3,064,676	2,916,561
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 9.1661%, 2/4/28‡	4,844,487	4,505,373
		7,776,203
Consumer Non-Cyclical – 0%
National Mentor Holdings Inc,
ICE LIBOR USD 3 Month + 7.2500%, 9.5100%, 3/2/29‡	253,037	225,203
Technology – 0.3%
Magenta Buyer LLC, ICE LIBOR USD 3 Month + 8.2500%, 9.4800%, 7/27/29‡	2,644,000	2,406,040
Transportation – 0.2%
AAdvantage Loyalty IP Ltd,
ICE LIBOR USD 3 Month + 4.7500%, 5.8127%, 4/20/28‡	2,108,000	2,007,111
Total Bank Loans and Mezzanine Loans (cost $18,349,665)		17,451,559
Corporate Bonds– 88.9%
Banking – 1.8%
Citigroup Inc, US Treasury Yield Curve Rate 5 Year + 3.5970%, 4.0000%‡,µ	6,650,000	5,752,250
Citigroup Inc, US Treasury Yield Curve Rate 5 Year + 3.4170%, 3.8750%‡,µ	3,021,000	2,507,430
Credit Suisse Group AG,
US Treasury Yield Curve Rate 5 Year + 3.5540%, 4.5000% (144A)‡,#,µ	4,532,000	3,045,778
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	7,200,000	5,432,621
		16,738,079
Basic Industry – 8.1%
Allegheny Technologies Inc, 5.1250%, 10/1/31	6,639,000	5,085,752
Arconic Rolled Products, 6.1250%, 2/15/28 (144A)	5,063,000	4,727,728
Axalta Coating Systems Ltd, 3.3750%, 2/15/29 (144A)	4,748,000	3,876,125
Carpenter Technology Corp, 7.6250%, 3/15/30	2,123,000	1,949,542
Compass Minerals International Inc, 6.7500%, 12/1/27 (144A)	3,335,000	3,018,175
Compass Minerals International Inc, 4.8750%, 7/15/24 (144A)	2,401,000	2,227,749
Diamond BC BV, 4.6250%, 10/1/29 (144A)	10,152,000	8,118,554
Element Solutions Inc, 3.8750%, 9/1/28 (144A)	2,999,000	2,474,565
First Quantum Minerals Ltd, 7.5000%, 4/1/25 (144A)	8,069,000	7,628,932
FMG Resources (August 2006) Pty Ltd, 4.3750%, 4/1/31 (144A)	4,151,000	3,387,797
FMG Resources (August 2006) Pty Ltd, 6.1250%, 4/15/32 (144A)	5,547,000	4,992,300
Graphic Packaging International LLC, 3.7500%, 2/1/30 (144A)	3,017,000	2,557,065
Herens Holdco Sarl, 4.7500%, 5/15/28 (144A)	1,085,000	901,418
Hudbay Minerals Inc, 4.5000%, 4/1/26 (144A)	8,046,000	6,732,732
Hudbay Minerals Inc, 6.1250%, 4/1/29 (144A)	5,384,000	4,366,666
Kaiser Aluminum Corp, 4.5000%, 6/1/31 (144A)	3,455,000	2,615,019
Kobe US Midco 2 Inc, 9.2500% (9.25% Cash or 10.00% PIK), 11/1/26 (144A)Ø	2,383,000	2,179,587
Olympus Water US Holding Corp, 6.2500%, 10/1/29 (144A)#	2,804,000	1,948,317
PMHC II Inc, 9.0000%, 2/15/30 (144A)#	3,702,000	2,609,631
Polar US Borrower LLC, 6.7500%, 5/15/26 (144A)	6,188,000	4,320,803
		75,718,457

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Brokerage – 2.1%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 3.1680%, 4.0000%‡,µ	$4,596,000	$3,895,845
Coinbase Global Inc, 3.3750%, 10/1/28 (144A)	5,574,000	3,508,582
Coinbase Global Inc, 3.6250%, 10/1/31 (144A)	4,419,000	2,481,736
Jane Street Group / JSG Finance Inc, 4.5000%, 11/15/29 (144A)	6,838,000	6,085,820
LPL Holdings Inc, 4.3750%, 5/15/31 (144A)	4,372,000	3,735,371
		19,707,354
Building Products – 0.6%
TopBuild Corp, 4.1250%, 2/15/32 (144A)	7,501,000	5,774,577
Capital Goods – 8.3%
ABC Supply Co Inc, 4.0000%, 1/15/28 (144A)	2,546,000	2,180,674
ARD Finance SA, 6.5000% (6.50% Cash or 7.25% PIK), 6/30/27 (144A)Ø	13,130,103	9,739,385
Ardagh Metal Packaging Finance USA LLC / Adragh Metal Packaging Finance PLC,
6.0000%, 6/15/27 (144A)	1,855,000	1,835,949
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	6,942,000	4,950,063
Atkore Inc, 4.2500%, 6/1/31 (144A)	1,200,000	996,000
Ball Corp, 2.8750%, 8/15/30	2,463,000	1,982,485
Ball Corp, 3.1250%, 9/15/31	3,913,000	3,156,382
Builders FirstSource Inc, 4.2500%, 2/1/32 (144A)	4,778,000	3,636,870
Builders FirstSource Inc, 6.3750%, 6/15/32 (144A)	4,732,000	4,223,310
Covert Mergeco Inc, 4.8750%, 12/1/29 (144A)	4,365,000	3,551,888
CP Atlas Buyer Inc, 7.0000%, 12/1/28 (144A)	2,833,000	2,045,936
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	2,762,000	2,402,940
LABL Inc, 8.2500%, 11/1/29 (144A)	7,182,000	5,422,410
Madison IAQ LLC, 5.8750%, 6/30/29 (144A)	2,500,000	1,915,800
New Enterprise Stone & Lime Co Inc, 5.2500%, 7/15/28 (144A)	5,033,000	4,137,301
PECF USS Intermediate Holding III Corp, 8.0000%, 11/15/29 (144A)	8,448,000	6,695,040
Standard Industries Inc/NJ, 3.3750%, 1/15/31 (144A)	13,213,000	9,746,148
Summit Materials LLC / Summit Materials Finance Corp,
5.2500%, 1/15/29 (144A)	1,418,000	1,237,205
TransDigm Inc, 4.8750%, 5/1/29	5,816,000	4,734,457
Vertical US Newco Inc, 5.2500%, 7/15/27 (144A)	3,245,000	2,893,128
		77,483,371
Communications – 15.2%
Altice Financing SA, 5.0000%, 1/15/28 (144A)	6,351,000	5,117,890
Altice France Holding SA, 10.5000%, 5/15/27 (144A)	2,470,000	2,072,676
Altice France SA, 5.1250%, 7/15/29 (144A)	6,400,000	4,832,000
Altice France SA, 5.5000%, 10/15/29 (144A)	1,837,000	1,403,303
Block Communications Inc, 4.8750%, 3/1/28 (144A)	6,753,000	5,706,285
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	5,136,000	4,847,100
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	3,551,000	3,276,508
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 8/15/30 (144A)	4,365,000	3,624,164
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 5/1/32	3,005,000	2,433,149
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 6/1/33 (144A)	5,033,000	3,966,105
Connect Finco Sarl / Connect US Finco LLC, 6.7500%, 10/1/26 (144A)	7,453,000	6,697,489
Consolidated Communications Inc, 5.0000%, 10/1/28 (144A)	4,560,000	3,645,127
CSC Holdings LLC, 5.3750%, 2/1/28 (144A)	4,681,000	4,049,065
CSC Holdings LLC, 7.5000%, 4/1/28 (144A)	3,875,000	3,235,625
Directv Financing LLC / Directv Financing Co-Obligor Inc,
5.8750%, 8/15/27 (144A)	3,396,000	2,897,026
DISH DBS Corp, 5.1250%, 6/1/29	3,196,000	1,942,017
Front Range BidCo Inc, 4.0000%, 3/1/27 (144A)	4,726,000	3,920,642
Front Range BidCo Inc, 6.1250%, 3/1/28 (144A)	3,126,000	2,257,316
GCI LLC, 4.7500%, 10/15/28 (144A)	6,538,000	5,664,841
Gray Escrow II Inc, 5.3750%, 11/15/31 (144A)	2,409,000	1,930,163
Gray Television Inc, 4.7500%, 10/15/30 (144A)	10,471,000	8,193,557
Lamar Media Corp, 3.6250%, 1/15/31	4,679,000	3,829,387
LCPR Senior Secured Financing DAC, 5.1250%, 7/15/29 (144A)	2,109,000	1,761,015

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Communications– (continued)
Level 3 Financing Inc, 3.6250%, 1/15/29 (144A)	$4,574,000	$3,526,792
Liberty Interactive LLC, 8.2500%, 2/1/30	6,448,000	4,279,860
News Corp, 3.8750%, 5/15/29 (144A)	5,675,000	4,900,170
News Corp, 5.1250%, 2/15/32 (144A)	1,436,000	1,271,578
Nexstar Broadcasting Inc, 4.7500%, 11/1/28 (144A)	3,650,000	3,129,875
Scripps Escrow II Inc, 3.8750%, 1/15/29 (144A)	1,861,000	1,559,592
Scripps Escrow II Inc, 5.3750%, 1/15/31 (144A)#	6,479,000	5,167,326
Scripps Escrow Inc, 5.8750%, 7/15/27 (144A)	2,482,000	2,172,904
Sirius XM Radio Inc, 4.0000%, 7/15/28 (144A)	5,501,000	4,758,365
T-Mobile USA Inc, 2.6250%, 4/15/26	1,079,000	979,193
T-Mobile USA Inc, 3.3750%, 4/15/29	1,086,000	950,250
T-Mobile USA Inc, 3.5000%, 4/15/31	3,073,000	2,653,320
Twitter Inc, 5.0000%, 3/1/30 (144A)	8,351,000	7,923,011
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	3,142,000	2,490,035
Windstream Escrow LLC, 7.7500%, 8/15/28 (144A)	3,661,000	2,947,105
Ziggo BV, 5.1250%, 2/28/30 (144A)	6,300,000	4,941,789
		140,953,615
Construction & Engineering – 0.2%
Arcosa Inc, 4.3750%, 4/15/29 (144A)	1,885,000	1,599,525
Consumer Cyclical – 15.8%
Allied Universal Holdco LLC / Allied Universal Finance Corp,
6.0000%, 6/1/29 (144A)#	2,986,000	2,168,348
American Axle & Manufacturing Inc, 6.2500%, 3/15/26	1,007,000	923,980
American Axle & Manufacturing Inc, 6.8750%, 7/1/28#	1,078,000	967,871
APX Group Inc, 5.7500%, 7/15/29 (144A)#	4,556,000	3,527,215
Carnival Corp, 7.6250%, 3/1/26 (144A)	5,731,000	4,438,889
Carvana Co, 5.5000%, 4/15/27 (144A)#	3,228,000	2,083,148
Carvana Co, 4.8750%, 9/1/29 (144A)#	2,298,000	1,306,655
Carvana Co, 10.2500%, 5/1/30 (144A)#	2,896,000	2,374,720
CDI Escrow Issuer LLC, 5.7500%, 4/1/30 (144A)	2,497,000	2,272,270
Century Communities Inc, 3.8750%, 8/15/29 (144A)	3,890,000	3,042,758
Colt Merger Sub Inc, 8.1250%, 7/1/27 (144A)#	3,422,000	3,306,508
Dornoch Debt Merger Sub Inc, 6.6250%, 10/15/29 (144A)	3,203,000	2,365,416
Ford Motor Co, 4.7500%, 1/15/43	3,716,000	2,647,034
Ford Motor Credit Co LLC, 4.1340%, 8/4/25	2,951,000	2,795,143
Ford Motor Credit Co LLC, 3.6250%, 6/17/31	7,239,000	5,610,225
Full House Resorts Inc, 8.2500%, 2/15/28 (144A)	8,248,000	6,592,434
General Motors Financial Co Inc,
ICE LIBOR USD 3 Month + 3.5980%, 5.7500%‡,µ	2,797,000	2,342,488
Goodyear Tire & Rubber Co/The, 5.2500%, 4/30/31#	5,088,000	4,128,505
Jaguar Land Rover Automotive PLC, 7.7500%, 10/15/25 (144A)	2,283,000	2,114,286
Jaguar Land Rover Automotive PLC, 5.8750%, 1/15/28 (144A)	3,580,000	2,734,690
LGI Homes Inc, 4.0000%, 7/15/29 (144A)	3,611,000	2,695,973
Life Time Inc, 5.7500%, 1/15/26 (144A)	4,464,000	4,001,842
Life Time Inc, 8.0000%, 4/15/26 (144A)	2,874,000	2,561,453
Lithia Motors Inc, 4.3750%, 1/15/31 (144A)	7,156,000	6,100,490
LSF9 Atlantis Holdings LLC / Victra Finance Corp, 7.7500%, 2/15/26 (144A)	8,536,000	7,227,102
Match Group Holdings II LLC, 5.6250%, 2/15/29 (144A)	5,667,000	5,298,645
Michael Cos Inc/The, 7.8750%, 5/1/29 (144A)	2,846,000	1,875,571
Nordstrom Inc, 5.0000%, 1/15/44	3,923,000	2,795,138
Papa John's International Inc, 3.8750%, 9/15/29 (144A)	2,495,000	2,058,126
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp,
5.6250%, 9/1/29 (144A)	8,086,000	5,756,909
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp,
5.8750%, 9/1/31 (144A)	8,082,000	5,609,015
Rent-A-Center Inc, 6.3750%, 2/15/29 (144A)#	5,476,000	4,271,280
Service Corporation International, 4.0000%, 5/15/31	1,722,000	1,470,158
Service Corporation International/US, 3.3750%, 8/15/30	7,214,000	5,906,462
Shea Homes LP / Shea Homes Funding Corp, 4.7500%, 4/1/29 (144A)	6,203,000	4,862,718

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Cyclical– (continued)
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp,
5.8750%, 5/15/25 (144A)	$2,744,000	$2,523,838
Victoria's Secret & Co, 4.6250%, 7/15/29 (144A)	7,368,000	5,551,862
Weekley Homes LLC / Weekly Finance Corp, 4.8750%, 9/15/28 (144A)	3,510,000	2,767,932
Wendy's International LLC, 7.0000%, 12/15/25	2,072,000	2,105,670
Wyndham Destinations Inc, 6.6000%, 10/1/25	4,492,000	4,360,282
Wyndham Destinations Inc, 6.6250%, 7/31/26 (144A)	3,691,000	3,499,548
Wynn Macau Ltd, 5.6250%, 8/26/28 (144A)	2,232,000	1,374,912
Yum! Brands Inc, 3.6250%, 3/15/31	2,938,000	2,467,920
Yum! Brands Inc, 5.3750%, 4/1/32	2,691,000	2,482,717
		147,368,146
Consumer Non-Cyclical – 11.9%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
4.6250%, 1/15/27 (144A)	4,546,000	4,061,033
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
4.8750%, 2/15/30 (144A)	6,849,000	5,875,346
BellRing Brands Inc, 7.0000%, 3/15/30 (144A)#	3,189,000	3,005,633
Chobani LLC / Chobani Finance Corp Inc, 7.5000%, 4/15/25 (144A)#	4,458,000	4,094,088
Chobani LLC / Chobani Finance Corp Inc, 4.6250%, 11/15/28 (144A)	1,772,000	1,497,340
CHS / Community Health Systems Inc, 6.8750%, 4/15/29 (144A)	12,918,000	8,332,110
CHS / Community Health Systems Inc, 5.2500%, 5/15/30 (144A)	3,529,000	2,681,687
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	5,312,000	5,019,840
HLF Financing Sarl LLC / Herbalife International Inc,
4.8750%, 6/1/29 (144A)	4,229,000	2,918,010
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	5,216,000	4,935,897
ModivCare Escrow Issuer Inc, 5.0000%, 10/1/29 (144A)#	6,261,000	5,057,267
Mozart Debt Merger Sub Inc, 5.2500%, 10/1/29 (144A)#	15,144,000	12,445,297
Organon Finance 1 LLC, 4.1250%, 4/30/28 (144A)	7,148,000	6,325,980
Organon Finance 1 LLC, 5.1250%, 4/30/31 (144A)	8,894,000	7,674,010
Providence Service Corp, 5.8750%, 11/15/25 (144A)	3,232,000	2,973,440
Surgery Center Holdings Inc, 10.0000%, 4/15/27 (144A)	1,723,000	1,668,975
Syneos Health Inc, 3.6250%, 1/15/29 (144A)	4,968,000	4,207,044
Tenet Healthcare Corp, 4.8750%, 1/1/26 (144A)	4,811,000	4,426,120
Tenet Healthcare Corp, 4.2500%, 6/1/29 (144A)	4,834,000	4,071,243
Tenet Healthcare Corp, 6.1250%, 6/15/30 (144A)	7,296,000	6,731,144
Teva Pharmaceutical Finance Co LLC, 6.1500%, 2/1/36#	1,229,000	1,027,456
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	9,084,000	7,448,880
Teva Pharmaceutical Industries Ltd, 4.7500%, 5/9/27	3,043,000	2,599,081
Teva Pharmaceutical Industries Ltd, 5.1250%, 5/9/29	2,400,000	1,977,000
		111,053,921
Electric – 0.7%
TerraForm Power Operating LLC, 4.7500%, 1/15/30 (144A)	7,339,000	6,285,780
Energy – 10.2%
Antero Resources Corp, 5.3750%, 3/1/30 (144A)	2,796,000	2,549,449
Apache Corp, 4.2500%, 1/15/30	5,720,000	5,069,350
Archrock Partners LP / Archrock Partners Finance Corp,
6.8750%, 4/1/27 (144A)	2,299,000	2,096,390
DT Midstream Inc, 4.1250%, 6/15/29 (144A)	5,772,000	4,891,770
DT Midstream Inc, 4.3750%, 6/15/31 (144A)	3,493,000	2,925,388
Endeavor Energy Resources LP / EER Finance Inc, 6.6250%, 7/15/25 (144A)	3,305,000	3,321,196
EnLink Midstream LLC, 5.6250%, 1/15/28 (144A)	3,008,000	2,759,140
EnLink Midstream Partners LP, 4.1500%, 6/1/25	2,567,000	2,389,543
EQM Midstream Partners LP, 4.7500%, 1/15/31 (144A)	2,911,000	2,321,523
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	3,957,000	3,551,407
Hess Midstream Operations LP, 4.2500%, 2/15/30 (144A)	2,041,000	1,709,266
Howard Midstream Energy Partners LLC, 6.7500%, 1/15/27 (144A)	3,530,000	3,041,108
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp,
6.0000%, 8/1/26 (144A)	5,565,000	5,239,392

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Energy– (continued)
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 2/1/26 (144A)	$7,595,000	$6,835,500
Occidental Petroleum Corp, 6.3750%, 9/1/28	2,096,000	2,122,200
Occidental Petroleum Corp, 6.6250%, 9/1/30	5,595,000	5,762,850
Southwestern Energy Co, 5.3750%, 3/15/30	2,915,000	2,681,800
Southwestern Energy Co, 4.7500%, 2/1/32	2,930,000	2,503,758
Sunoco LP / Sunoco Finance Corp, 4.5000%, 5/15/29	2,767,000	2,280,793
Sunoco LP / Sunoco Finance Corp, 4.5000%, 4/30/30 (144A)	9,494,000	7,665,299
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
5.5000%, 1/15/28 (144A)	6,777,000	5,761,602
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
6.0000%, 9/1/31 (144A)	5,278,000	4,354,350
Viper Energy Partners LP, 5.3750%, 11/1/27 (144A)	5,282,000	5,048,599
Western Midstream Operating LP, 4.5500%, 2/1/30Ç	9,459,000	8,182,035
		95,063,708
Finance Companies – 2.2%
Fortress Transportation and Infrastructure Investors LLC,
6.5000%, 10/1/25 (144A)	1,305,000	1,231,281
Fortress Transportation and Infrastructure Investors LLC,
9.7500%, 8/1/27 (144A)	3,851,000	3,763,981
Navient Corp, 5.5000%, 3/15/29	3,015,000	2,324,297
OneMain Finance Corp, 6.6250%, 1/15/28	962,000	859,797
OneMain Finance Corp, 4.0000%, 9/15/30#	3,097,000	2,295,651
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	7,209,000	5,401,632
Springleaf Finance Corp, 5.3750%, 11/15/29	5,769,000	4,674,967
		20,551,606
Financial Institutions – 0.1%
Burford Capital Global Finance LLC, 6.2500%, 4/15/28 (144A)	691,000	604,365
Industrial – 0.4%
Tutor Perini Corp, 6.8750%, 5/1/25 (144A)#	4,851,000	3,964,528
Information Technology Services – 0.4%
KBR Inc, 4.7500%, 9/30/28 (144A)	3,636,000	3,204,544
Insurance – 0.5%
Ryan Specialty Group LLC, 4.3750%, 2/1/30 (144A)	5,658,000	4,922,460
Other Diversified Financial Services – 0.6%
FTAI Infra Escrow Holdings LLC, 10.5000%, 6/1/27 (144A)	5,398,000	5,105,698
Real Estate Investment Trusts (REITs) – 0.3%
Global Net Lease Inc / Global Net Lease Operating Partnership LP,
3.7500%, 12/15/27 (144A)	3,787,000	3,164,760
Technology – 7.1%
Austin BidCo Inc, 7.1250%, 12/15/28 (144A)	5,753,000	4,622,823
CA Magnum Holdings, 5.3750%, 10/31/26 (144A)	7,040,000	6,100,726
Ciena Corp, 4.0000%, 1/31/30 (144A)	9,878,000	8,525,998
Entegris Escrow Corp, 5.9500%, 6/15/30 (144A)	2,450,000	2,330,869
Entegris Inc, 3.6250%, 5/1/29 (144A)	5,955,000	4,979,750
II-VI Inc, 5.0000%, 12/15/29 (144A)	8,847,000	7,719,007
ION Trading Technologies Sarl, 5.7500%, 5/15/28 (144A)	8,084,000	6,465,502
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	2,875,000	2,597,706
Iron Mountain Inc, 5.2500%, 7/15/30 (144A)	4,715,000	4,099,197
MSCI Inc, 3.6250%, 11/1/31 (144A)	6,215,000	5,115,865
NCR Corp, 5.1250%, 4/15/29 (144A)	3,173,000	2,683,533
Seagate HDD Cayman, 4.1250%, 1/15/31	7,351,000	6,009,442
Seagate HDD Cayman, 3.3750%, 7/15/31	6,140,000	4,771,824
		66,022,242
Transportation – 2.4%
Cargo Aircraft Management Inc, 4.7500%, 2/1/28 (144A)	9,325,000	8,503,840
Delta Air Lines Inc, 7.3750%, 1/15/26#	2,482,000	2,478,153
United Airlines Holdings Inc, 4.8750%, 1/15/25#	4,000,000	3,715,760

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Transportation– (continued)
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	$7,975,000	$7,304,477
		22,002,230
Total Corporate Bonds (cost $976,226,356)		827,288,966
Convertible Corporate Bonds– 0.2%
Media – 0.2%
DISH Network Corp, 2.3750%, 3/15/24((cost $1,666,531)	1,780,000	1,566,400
Common Stocks– 2.9%
Capital Markets – 0.3%
Intercontinental Exchange Inc	24,319	2,286,959
Communications Equipment – 0.1%
Ciena Corp*	28,279	1,292,350
Electronic Equipment, Instruments & Components – 0.3%
II-VI Inc*	60,438	3,079,316
Hotels, Restaurants & Leisure – 1.0%
Bally's Corp*	127,058	2,513,207
Caesars Entertainment Inc*	79,901	3,060,208
Six Flags Entertainment Corp*	166,763	3,618,757
		9,192,172
Media – 0.3%
Nexstar Media Group Inc	17,404	2,834,764
Metals & Mining – 0.2%
Freeport-McMoRan Inc	62,126	1,817,807
Semiconductor & Semiconductor Equipment – 0.7%
Advanced Micro Devices Inc*	51,181	3,913,811
NVIDIA Corp	16,197	2,455,303
		6,369,114
Total Common Stocks (cost $39,220,607)		26,872,482
Preferred Stocks– 0.3%
Consumer Cyclical – 0.3%
Quiksilver Inc¢((cost $2,633,063)	3,097,721	2,633,063
Investment Companies– 2.4%
Money Markets – 2.4%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $22,494,407)	22,492,394	22,494,643
Investments Purchased with Cash Collateral from Securities Lending– 4.4%
Investment Companies – 3.6%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	33,838,933	33,838,933
Time Deposits – 0.8%
Royal Bank of Canada, 1.5600%, 7/1/22	$7,219,869	7,219,869
Total Investments Purchased with Cash Collateral from Securities Lending (cost $41,058,802)		41,058,802
Total Investments (total cost $1,107,152,092) – 101.5%		944,513,632
Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(13,785,553)
Net Assets – 100%		$930,728,079

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2022

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$841,427,781	89.1%
Luxembourg	24,296,871	2.6
United Kingdom	14,036,500	1.5
Israel	13,052,417	1.4
Peru	11,099,398	1.2
Australia	8,380,097	0.9
Zambia	7,628,932	0.8
France	6,235,303	0.7
India	6,100,726	0.6
Netherlands	4,941,789	0.5
Switzerland	3,045,778	0.3
Germany	2,893,128	0.3
Macao	1,374,912	0.1

Total	$944,513,632	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 2.4%
Money Markets - 2.4%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$87,788	$(2,553)	$127	$22,494,643
Investments Purchased with Cash Collateral from Securities Lending - 3.6%
Investment Companies - 3.6%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	278,475∆	-	-	33,838,933
Total Affiliated Investments - 6.0%	$366,263	$(2,553)	$127	$56,333,576

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 2.4%
Money Markets - 2.4%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	22,896,230	537,451,268	(537,850,429)	22,494,643
Investments Purchased with Cash Collateral from Securities Lending - 3.6%
Investment Companies - 3.6%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	17,503,656	194,067,908	(177,732,631)	33,838,933

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Value
CDX.NA.HY.S38, Fixed Rate of 5.00%, Paid Quarterly	6/20/27	(70,191,000)	USD	$(292,251)	$2,249,045	$1,956,794

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022

Credit Contracts
Asset Derivatives:
*Swaps - centrally cleared	$ 2,249,045

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2022

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (1,318,900)	$(1,318,900)
Forward foreign currency exchange contracts	-	123,840	-	$ 123,840
Swap contracts	(663,984)	-	-	$ (663,984)

Total	$ (663,984)	$123,840	$ (1,318,900)	$(1,859,044)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 712,392	$ 712,392
Forward foreign currency exchange contracts	-	(51,423)	-	$ (51,423)
Swap contracts	2,408,420	-	-	$ 2,408,420

Total	$2,408,420	$ (51,423)	$ 712,392	$ 3,069,389

Please see the "Net Realized Gain/(Loss) on Investments" and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2022

Credit default swaps:
Average notional amount - buy protection	$18,191,615
Average notional amount - sell protection	4,276,923
Forward foreign currency exchange contracts:
Average amounts sold - in USD	863,730
Futures contracts:
Average notional amount of contracts - long	10,632,927
Average notional amount of contracts - short	9,282,294

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2022

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$38,871,084	$—	$(38,871,084)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information

Bloomberg U.S. Corporate High-Yield Bond Index	Bloomberg U.S. Corporate High Yield Bond Index measures the US dollar-denominated, high yield, fixed-rate corporate bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2022 is $668,694,513, which represents 71.8% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

Ø	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended June 30, 2022 is $2,987,332, which represents 0.3% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	17

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$5,147,717	$-
Bank Loans and Mezzanine Loans	-	17,097,290	354,269
Corporate Bonds	-	827,288,966	-
Convertible Corporate Bonds	-	1,566,400	-
Common Stocks	26,872,482	-	-
Preferred Stocks	-	-	2,633,063
Investment Companies	-	22,494,643	-
Investments Purchased with Cash Collateral from Securities Lending	-	41,058,802	-
Total Investments in Securities	$26,872,482	$914,653,818	$2,987,332
Other Financial Instruments(a):
Centrally Cleared Swaps	-	2,249,045	-
Total Assets	$26,872,482	$916,902,863	$2,987,332

(a)

Other financial instruments include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

18	JUNE 30, 2022

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities

June 30, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,050,818,752)(1)	$888,180,056
Affiliated investments, at value (cost $56,333,340)	56,333,576
Cash	4,812,042
Deposits with brokers for centrally cleared derivatives	4,658,672
Variation margin receivable on centrally cleared swaps	96,101
Trustees' deferred compensation	27,138
Receivables:
Investments sold	15,750,546
Interest	14,965,090
Fund shares sold	12,884,701
Dividends from affiliates	38,244
Dividends	648
Other assets	45,248
Total Assets	997,792,062
Liabilities:
Collateral for securities loaned (Note 3)	41,058,802
Payables:	—
Fund shares repurchased	14,939,583
Investments purchased	9,940,168
Advisory fees	458,316
Dividends	305,845
Transfer agent fees and expenses	137,467
Professional fees	63,822
Trustees' deferred compensation fees	27,138
12b-1 Distribution and shareholder servicing fees	12,774
Custodian fees	4,490
Trustees' fees and expenses	4,453
Affiliated fund administration fees payable	2,013
Accrued expenses and other payables	109,112
Total Liabilities	67,063,983
Net Assets	$930,728,079

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities

June 30, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,270,303,037
Total distributable earnings (loss)	(339,574,958)
Total Net Assets	$930,728,079
Net Assets - Class A Shares	$24,533,409
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,509,571
Net Asset Value Per Share(2)	$6.99
Maximum Offering Price Per Share(3)	$7.34
Net Assets - Class C Shares	$5,200,395
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	743,632
Net Asset Value Per Share(2)	$6.99
Net Assets - Class D Shares	$279,111,377
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,919,857
Net Asset Value Per Share	$6.99
Net Assets - Class I Shares	$165,461,929
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,650,854
Net Asset Value Per Share	$7.00
Net Assets - Class N Shares	$165,384,159
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,653,225
Net Asset Value Per Share	$6.99
Net Assets - Class R Shares	$6,351,277
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	909,186
Net Asset Value Per Share	$6.99
Net Assets - Class S Shares	$1,449,358
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	206,929
Net Asset Value Per Share	$7.00
Net Assets - Class T Shares	$283,236,175
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,502,135
Net Asset Value Per Share	$6.99

(1) Includes $38,871,084 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

20	JUNE 30, 2022

Janus Henderson High-Yield Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Interest	$59,875,083
Dividends	966,897
Affiliated securities lending income, net	278,475
Dividends from affiliates	87,788
Unaffiliated securities lending income, net	21,092
Other income	428,552
Total Investment Income	61,657,887
Expenses:
Advisory fees	6,584,803
12b-1 Distribution and shareholder servicing fees:
Class A Shares	80,631
Class C Shares	69,866
Class R Shares	37,149
Class S Shares	4,858
Transfer agent administrative fees and expenses:
Class D Shares	375,081
Class R Shares	18,584
Class S Shares	4,861
Class T Shares	877,466
Transfer agent networking and omnibus fees:
Class A Shares	29,497
Class C Shares	4,655
Class I Shares	224,635
Other transfer agent fees and expenses:
Class A Shares	1,915
Class C Shares	346
Class D Shares	49,159
Class I Shares	10,003
Class N Shares	6,108
Class R Shares	157
Class S Shares	65
Class T Shares	3,672
Registration fees	197,420
Shareholder reports expense	77,208
Professional fees	61,255
Affiliated fund administration fees	28,566
Trustees’ fees and expenses	19,727
Custodian fees	15,877
Other expenses	156,747
Total Expenses	8,940,311
Less: Excess Expense Reimbursement and Waivers	(60,982)
Net Expenses	8,879,329
Net Investment Income/(Loss)	52,778,558

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson High-Yield Fund

Statement of Operations

For the year ended June 30, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(11,435,283)
Investments in affiliates	(2,553)
Forward foreign currency exchange contracts	123,840
Futures contracts	(1,318,900)
Swap contracts	(663,984)
Total Net Realized Gain/(Loss) on Investments	(13,296,880)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(216,674,647)
Investments in affiliates	127
Forward foreign currency exchange contracts	(51,423)
Futures contracts	712,392
Swap contracts	2,408,420
Total Change in Unrealized Net Appreciation/Depreciation	(213,605,131)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(174,123,453)

See Notes to Financial Statements.

22	JUNE 30, 2022

Janus Henderson High-Yield Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$52,778,558	$56,093,749
Net realized gain/(loss) on investments	(13,296,880)	55,889,897
Change in unrealized net appreciation/depreciation	(213,605,131)	64,737,266
Net Increase/(Decrease) in Net Assets Resulting from Operations	(174,123,453)	176,720,912
Dividends and Distributions to Shareholders:
Class A Shares	(1,458,379)	(1,766,441)
Class C Shares	(272,044)	(396,252)
Class D Shares	(15,872,470)	(16,665,439)
Class I Shares	(11,094,566)	(13,201,824)
Class N Shares	(8,664,053)	(7,232,843)
Class R Shares	(306,981)	(164,621)
Class S Shares	(84,973)	(95,758)
Class T Shares	(16,314,962)	(18,016,828)
Net Decrease from Dividends and Distributions to Shareholders	(54,068,428)	(57,540,006)
Capital Share Transactions:
Class A Shares	(7,831,246)	1,835,244
Class C Shares	(978,532)	(6,040,340)
Class D Shares	(2,184,631)	4,491,659
Class I Shares	(55,382,146)	(20,733,811)
Class N Shares	55,710,955	5,502,453
Class R Shares	52,678	5,989,941
Class S Shares	(418,662)	167,569
Class T Shares	(20,522,556)	(15,403,144)
Net Increase/(Decrease) from Capital Share Transactions	(31,554,140)	(24,190,429)
Net Increase/(Decrease) in Net Assets	(259,746,021)	94,990,477
Net Assets:
Beginning of period	1,190,474,100	1,095,483,623
End of period	$930,728,079	$1,190,474,100

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson High-Yield Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.64	$7.77	$8.34	$8.18	$8.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.36	0.39	0.41	0.43	0.46
Net realized and unrealized gain/(loss)	(1.64)	0.88	(0.57)	0.16	(0.32)
Total from Investment Operations	(1.28)	1.27	(0.16)	0.59	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.40)	(0.41)	(0.43)	(0.46)
Total Dividends and Distributions	(0.37)	(0.40)	(0.41)	(0.43)	(0.46)
Net Asset Value, End of Period	$6.99	$8.64	$7.77	$8.34	$8.18
Total Return*	(15.31)%	16.69%	(1.95)%	7.48%	1.58%
Net Assets, End of Period (in thousands)	$24,533	$38,432	$32,937	$28,510	$32,487
Average Net Assets for the Period (in thousands)	$32,275	$36,570	$35,108	$27,131	$35,915
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	0.97%	0.98%	1.04%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.97%	0.98%	1.04%	1.03%
Ratio of Net Investment Income/(Loss)	4.41%	4.71%	5.09%	5.23%	5.41%
Portfolio Turnover Rate	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2022

Janus Henderson High-Yield Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.63	$7.77	$8.34	$8.18	$8.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.34	0.36	0.37	0.40
Net realized and unrealized gain/(loss)	(1.63)	0.86	(0.57)	0.17	(0.32)
Total from Investment Operations	(1.32)	1.20	(0.21)	0.54	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.34)	(0.36)	(0.38)	(0.40)
Total Dividends and Distributions	(0.32)	(0.34)	(0.36)	(0.38)	(0.40)
Net Asset Value, End of Period	$6.99	$8.63	$7.77	$8.34	$8.18
Total Return*	(15.81)%	15.73%	(2.64)%	6.78%	0.92%
Net Assets, End of Period (in thousands)	$5,200	$7,519	$12,402	$23,026	$33,888
Average Net Assets for the Period (in thousands)	$7,124	$9,532	$15,009	$27,890	$39,154
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.71%	1.70%	1.69%	1.70%	1.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.69%	1.69%	1.70%	1.68%
Ratio of Net Investment Income/(Loss)	3.71%	4.03%	4.37%	4.57%	4.75%
Portfolio Turnover Rate	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson High-Yield Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.64	$7.77	$8.34	$8.18	$8.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.38	0.41	0.43	0.45	0.48
Net realized and unrealized gain/(loss)	(1.64)	0.88	(0.57)	0.16	(0.32)
Total from Investment Operations	(1.26)	1.29	(0.14)	0.61	0.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.42)	(0.43)	(0.45)	(0.48)
Total Dividends and Distributions	(0.39)	(0.42)	(0.43)	(0.45)	(0.48)
Net Asset Value, End of Period	$6.99	$8.64	$7.77	$8.34	$8.18
Total Return*	(15.13)%	16.93%	(1.73)%	7.74%	1.82%
Net Assets, End of Period (in thousands)	$279,111	$347,855	$309,023	$348,041	$354,349
Average Net Assets for the Period (in thousands)	$333,960	$330,438	$337,185	$339,785	$370,556
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.76%	0.77%	0.80%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	0.77%	0.80%	0.79%
Ratio of Net Investment Income/(Loss)	4.64%	4.92%	5.31%	5.49%	5.65%
Portfolio Turnover Rate	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2022

Janus Henderson High-Yield Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.64	$7.77	$8.34	$8.19	$8.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.42	0.44	0.45	0.48
Net realized and unrealized gain/(loss)	(1.64)	0.88	(0.57)	0.16	(0.31)
Total from Investment Operations	(1.25)	1.30	(0.13)	0.61	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.43)	(0.44)	(0.46)	(0.48)
Total Dividends and Distributions	(0.39)	(0.43)	(0.44)	(0.46)	(0.48)
Net Asset Value, End of Period	$7.00	$8.64	$7.77	$8.34	$8.19
Total Return*	(14.98)%	16.99%	(1.69)%	7.68%	2.01%
Net Assets, End of Period (in thousands)	$165,462	$264,363	$258,255	$289,574	$373,573
Average Net Assets for the Period (in thousands)	$232,609	$258,975	$277,116	$323,343	$623,820
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.71%	0.72%	0.73%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.71%	0.72%	0.73%	0.71%
Ratio of Net Investment Income/(Loss)	4.66%	4.97%	5.34%	5.54%	5.70%
Portfolio Turnover Rate	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson High-Yield Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.64	$7.77	$8.34	$8.18	$8.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.42	0.44	0.46	0.47
Net realized and unrealized gain/(loss)	(1.64)	0.88	(0.57)	0.16	(0.30)
Total from Investment Operations	(1.25)	1.30	(0.13)	0.62	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.43)	(0.44)	(0.46)	(0.49)
Total Dividends and Distributions	(0.40)	(0.43)	(0.44)	(0.46)	(0.49)
Net Asset Value, End of Period	$6.99	$8.64	$7.77	$8.34	$8.18
Total Return*	(15.01)%	17.09%	(1.59)%	7.90%	1.98%
Net Assets, End of Period (in thousands)	$165,384	$149,967	$129,944	$124,803	$209,887
Average Net Assets for the Period (in thousands)	$176,304	$139,565	$129,946	$170,511	$73,663
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.62%	0.62%	0.65%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.62%	0.62%	0.65%	0.67%
Ratio of Net Investment Income/(Loss)	4.80%	5.05%	5.47%	5.61%	5.89%
Portfolio Turnover Rate	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	JUNE 30, 2022

Janus Henderson High-Yield Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.63	$7.76	$8.33	$8.18	$8.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.35	0.38	0.39	0.42
Net realized and unrealized gain/(loss)	(1.63)	0.89	(0.57)	0.15	(0.31)
Total from Investment Operations	(1.30)	1.24	(0.19)	0.54	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.37)	(0.38)	(0.39)	(0.42)
Total Dividends and Distributions	(0.34)	(0.37)	(0.38)	(0.39)	(0.42)
Net Asset Value, End of Period	$6.99	$8.63	$7.76	$8.33	$8.18
Total Return*	(15.56)%	16.20%	(2.41)%	6.89%	1.28%
Net Assets, End of Period (in thousands)	$6,351	$7,788	$1,551	$1,623	$1,365
Average Net Assets for the Period (in thousands)	$7,434	$3,865	$1,538	$1,397	$1,411
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.45%	1.57%	1.62%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%	1.39%	1.45%	1.48%	1.45%
Ratio of Net Investment Income/(Loss)	4.02%	4.20%	4.64%	4.82%	4.99%
Portfolio Turnover Rate	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson High-Yield Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.65	$7.78	$8.35	$8.19	$8.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35	0.38	0.40	0.41	0.44
Net realized and unrealized gain/(loss)	(1.64)	0.88	(0.57)	0.17	(0.32)
Total from Investment Operations	(1.29)	1.26	(0.17)	0.58	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.39)	(0.40)	(0.42)	(0.44)
Total Dividends and Distributions	(0.36)	(0.39)	(0.40)	(0.42)	(0.44)
Net Asset Value, End of Period	$7.00	$8.65	$7.78	$8.35	$8.19
Total Return*	(15.42)%	16.47%	(2.14)%	7.29%	1.44%
Net Assets, End of Period (in thousands)	$1,449	$2,237	$1,859	$1,496	$1,995
Average Net Assets for the Period (in thousands)	$1,946	$2,057	$1,687	$1,833	$1,746
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.27%	1.30%	1.31%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.15%	1.19%	1.22%	1.18%
Ratio of Net Investment Income/(Loss)	4.25%	4.53%	4.90%	5.07%	5.26%
Portfolio Turnover Rate	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

30	JUNE 30, 2022

Janus Henderson High-Yield Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.64	$7.77	$8.34	$8.18	$8.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.37	0.40	0.42	0.44	0.47
Net realized and unrealized gain/(loss)	(1.64)	0.88	(0.57)	0.16	(0.32)
Total from Investment Operations	(1.27)	1.28	(0.15)	0.60	0.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.41)	(0.42)	(0.44)	(0.47)
Total Dividends and Distributions	(0.38)	(0.41)	(0.42)	(0.44)	(0.47)
Net Asset Value, End of Period	$6.99	$8.64	$7.77	$8.34	$8.18
Total Return*	(15.21)%	16.82%	(1.83)%	7.64%	1.73%
Net Assets, End of Period (in thousands)	$283,236	$372,314	$349,513	$442,866	$515,406
Average Net Assets for the Period (in thousands)	$351,039	$364,038	$411,154	$460,568	$703,671
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.87%	0.87%	0.89%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.85%	0.86%	0.89%	0.88%
Ratio of Net Investment Income/(Loss)	4.53%	4.82%	5.21%	5.39%	5.55%
Portfolio Turnover Rate	81%	120%	146%	110%	114%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson High-Yield Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or

32	JUNE 30, 2022

Janus Henderson High-Yield Fund

Notes to Financial Statements

its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	33

Janus Henderson High-Yield Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2022.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

34	JUNE 30, 2022

Janus Henderson High-Yield Fund

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

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Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

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Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

There were no futures held at June 30, 2022.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves

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investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic

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stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

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These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2022.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate

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changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

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In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022” table located in the Fund’s Schedule of Investments.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to

42	JUNE 30, 2022

Janus Henderson High-Yield Fund

Notes to Financial Statements

return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $38,871,084. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $41,058,802, resulting in the net amount due to the counterparty of $2,187,718.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.65
Over $300 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.58% of average annual net assets before any applicable waivers.

Janus Investment Fund	43

Janus Henderson High-Yield Fund

Notes to Financial Statements

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

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Janus Henderson High-Yield Fund

Notes to Financial Statements

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $3,991.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class C Shares paid CDSCs of $1,394.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The

Janus Investment Fund	45

Janus Henderson High-Yield Fund

Notes to Financial Statements

Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2022, the Fund engaged in cross trades amounting to $2,115,792 in sales, resulting in a net realized gain of $276,241. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,887	$ -	$(176,864,799)	$ -	$ -	$1,945,696	$(164,658,742)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(57,634,508)	$(119,230,291)	$ (176,864,799)

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Janus Henderson High-Yield Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$1,109,172,374	$ 900	$(164,659,642)	$(164,658,742)

Information on the tax components of derivatives as of June 30, 2022 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (292,251)	$ 2,249,045	$ -	$ 2,249,045

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 54,068,428	$ -	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 57,540,006	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 140,439	$ (140,439)

Janus Investment Fund	47

Janus Henderson High-Yield Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	968,534	$ 8,123,951	2,009,802	$ 16,774,183
Reinvested dividends and distributions	154,236	1,262,944	185,301	1,549,748
Shares repurchased	(2,063,242)	(17,218,141)	(1,984,823)	(16,488,687)
Net Increase/(Decrease)	(940,472)	$ (7,831,246)	210,280	$ 1,835,244
Class C Shares:
Shares sold	160,664	$ 1,367,481	247,959	$ 2,103,673
Reinvested dividends and distributions	31,007	253,507	43,515	362,385
Shares repurchased	(318,778)	(2,599,520)	(1,017,214)	(8,506,398)
Net Increase/(Decrease)	(127,107)	$ (978,532)	(725,740)	$ (6,040,340)
Class D Shares:
Shares sold	5,458,833	$ 45,365,487	5,745,515	$ 48,149,042
Reinvested dividends and distributions	1,689,999	13,782,737	1,727,505	14,449,045
Shares repurchased	(7,500,467)	(61,332,855)	(6,974,824)	(58,106,428)
Net Increase/(Decrease)	(351,635)	$ (2,184,631)	498,196	$ 4,491,659
Class I Shares:
Shares sold	10,493,969	$ 87,570,705	13,678,667	$114,181,772
Reinvested dividends and distributions	1,170,587	9,595,832	1,354,977	11,346,317
Shares repurchased	(18,602,709)	(152,548,683)	(17,667,239)	(146,261,900)
Net Increase/(Decrease)	(6,938,153)	$ (55,382,146)	(2,633,595)	$ (20,733,811)
Class N Shares:
Shares sold	13,829,484	$115,346,449	4,554,831	$ 38,266,978
Reinvested dividends and distributions	1,068,004	8,644,959	861,943	7,210,070
Shares repurchased	(8,607,863)	(68,280,453)	(4,779,969)	(39,974,595)
Net Increase/(Decrease)	6,289,625	$ 55,710,955	636,805	$ 5,502,453
Class R Shares:
Shares sold	119,410	$ 977,300	800,060	$ 6,792,954
Reinvested dividends and distributions	37,679	306,583	19,408	164,485
Shares repurchased	(150,353)	(1,231,205)	(116,730)	(967,498)
Net Increase/(Decrease)	6,736	$ 52,678	702,738	$ 5,989,941
Class S Shares:
Shares sold	26,621	$ 208,895	36,177	$ 304,590
Reinvested dividends and distributions	10,363	84,905	11,414	95,687
Shares repurchased	(88,582)	(712,462)	(27,913)	(232,708)
Net Increase/(Decrease)	(51,598)	$ (418,662)	19,678	$ 167,569
Class T Shares:
Shares sold	6,834,123	$ 57,386,388	7,656,581	$ 64,426,240
Reinvested dividends and distributions	1,955,013	15,957,838	2,106,726	17,618,681
Shares repurchased	(11,384,240)	(93,866,782)	(11,644,019)	(97,448,065)
Net Increase/(Decrease)	(2,595,104)	$ (20,522,556)	(1,880,712)	$ (15,403,144)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$881,433,178	$ 929,106,684	$ -	$ -

48	JUNE 30, 2022

Janus Henderson High-Yield Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	49

Janus Henderson High-Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson High-Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson High-Yield Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

50	JUNE 30, 2022

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.
• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Section 163(j) Interest Dividend	95%
Dividends Received Deduction Percentage	1%
Qualified Dividend Income Percentage	2%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Brent Olson 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	6/19-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors. Formerly, lead portfolio manager at Scout Investments on a growth equity strategy (2013-2017).
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

74	JUNE 30, 2022

Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
DOB: 1962
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	75

Janus Henderson High-Yield Fund

Notes

NotesPage1

76	JUNE 30, 2022

Janus Henderson High-Yield Fund

Notes

NotesPage2

Janus Investment Fund	77

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93026 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Mid Cap Value Fund

Janus Henderson Mid Cap Value Fund (unaudited)

FUND SNAPSHOT

 As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. The Fund seeks capital appreciation.

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE

For the 12-month period ended June 30, 2022, the Janus Henderson Mid Cap Value Fund Class I shares returned -6.60%, while its benchmark, the Russell Midcap® Value Index, returned -10.00%.

INVESTMENT ENVIRONMENT

The period commenced with strengthening economic conditions and improving consumer sentiment. Following record stimulus in response to the COVID pandemic, economic growth was strong, asset prices had recovered, and the unemployment rate was trending down steadily. Despite the emergence of new COVID variants during the first half of the period – that slowed the gains in spending and labor market participation – the recovery continued, largely due to ongoing accommodative monetary policy. While COVID persisted as a nagging factor, the focal story of the 12-month period turned out to be the rapid rise of inflation, the Federal Reserve’s (Fed) slow but increasingly aggressive response to taming it, and the prospect of multiple interest rate hikes. Toward the close of 2021, the anticipation of higher interest rates triggered a rotation out of high-beta (beta is a measure of a stock’s volatility relative to that of the market), high-valuation stocks, especially in the small-cap market. This spurred a move into value stocks, which outperformed growth for the period.

Soaring inflation continued into 2022, with the Fed initially communicating that inflation was “transitory” and would abate once supply chain disruptions were alleviated. Market volatility increased in late February after the war in Ukraine led to an upward spike in commodity prices. With each passing month, inflation continued to rise, the anticipated peak did not materialize, and it became increasingly difficult for the Fed’s transitory thesis to hold. Finally, starting in March, the Fed imposed several interest rate hikes, ultimately raising interest rates 150 basis points by period end. The Fed also signaled it may continue this aggressive pace of monetary tightening in the second half of 2022. By the close of the period, there were signs that higher gasoline prices and rising inflation were starting to slow the broader economy, especially the housing and consumer spending markets. Investors scaled back their expectations for economic growth and corporate earnings, as recession fears weighed on stock performance.

PERFORMANCE DISCUSSION

Despite a challenging market environment over the period, we were pleased to see our portfolio provide relative downside preservation for investors, aided by our disciplined stock selection. This was due in part to our avoidance of lower-quality, high-valuation or unprofitable companies that were especially impacted by the market sell-off in the second half of the period. Our holdings have stronger balance sheets relative to holdings in the benchmark, and we believe this attribute likely will be even more important going forward. We were pleased to see many of our disciplined value investments rewarded for their higher quality and strong fundamentals.

The financials sector, where our focus has remained on soundly capitalized, well-managed companies with strong competitive positioning, was the largest contributor to relative results over the period. Memphis-based regional bank First Horizon was a standout performer, bolstered by news in February that Toronto-Dominion Bank would be acquiring the company for a substantial premium.

A strong demand and pricing environment also benefited several of our commodities-related investments. These included cost-advantaged oil and natural gas producers such as Coterra Energy and Pioneer Natural Resources, whose stock rose as crude prices soared early in 2022.

The information technology sector was among the largest detractors from relative performance over the period. Global Payments, a provider of financial technology that helps retailers process digital credit card payments, underperformed when it came under pressure by concerns that “buy now, pay later” alternatives may take

Janus Investment Fund	1

Janus Henderson Mid Cap Value Fund (unaudited)

market share away from traditional credit cards. Our overweight exposure to semiconductor companies also hindered relative results, due to signs that chip demand may be slowing along with the global economy.

Consumer discretionary was one of the weakest-performing sectors in the index, due to concerns that higher interest rates, high inflation and negative real wage growth could dampen consumer spending. While our stock selection in the sector contributed on a relative basis overall, a few of our holdings succumbed to the broad-based decline in consumer discretionary stocks. Among them were HanesBrands, a maker of sportswear and casual apparel, and Qurate Retail, which sells assorted merchandise online and through QVC video programming and whose stock was further pressured by a warehouse fire that impacted product availability.

Fund positioning relative to the benchmark changed significantly in late June following a rebalancing of the Russell MidCap Value Index. The portfolio ended the quarter overweight in industrials, financials, real estate, information technology, consumer discretionary, materials and utilities. It was underweight healthcare, energy, consumer staples and communication services.

OUTLOOK

We caution that the market may see heightened volatility as investors await more clarity on the outlook for inflation, interest rates and economic growth. We have seen some glimmers of improvement on the inflation front with the recent pullback in commodities prices as well as some easing in supply chain pressures. However, the Fed likely will need to raise rates further to get inflation closer to their target. Past Fed efforts to contain inflation have tended to lead to a recession rather than a soft landing. We don’t believe this possibility is reflected either in corporate earnings outlooks or price-to-earnings (P/E) multiples (a ratio that measures share price compared to earnings per share for a stock or stocks in a portfolio), and additional downward revisions may further unsettle the markets. Despite these uncertainties, we believe the Fund is well positioned to perform defensively, due to our focus on reasonably valued companies with strong balance sheets and healthy cash flows. We also seek to use volatility to our advantage as we identify opportunities that fit with our defensive value approach. We remain committed to this approach, which aims to pursue long-term opportunity while managing downside risk.

Thank you for your investment in the Janus Henderson Mid Cap Value Fund.

2	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Coterra Energy Inc	1.85%	1.02%	Qurate Retail Inc	0.73%	-0.70%
First Horizon National Corp	1.52%	0.54%	Hanesbrands Inc	1.03%	-0.52%
AutoZone Inc	1.47%	0.49%	Global Payments Inc	1.44%	-0.45%
Pioneer Natural Resources Co	1.33%	0.46%	IAA Inc	1.28%	-0.45%
Activision Blizzard Inc	0.73%	0.46%	Oshkosh Corp	1.52%	-0.40%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Financials	1.39%	15.01%	16.58%
	Industrials	0.81%	16.96%	15.05%
	Communication Services	0.76%	4.28%	3.77%
	Health Care	0.75%	10.47%	8.00%
	Other**	0.34%	2.63%	0.00%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Utilities	-0.29%	4.72%	7.40%
	Information Technology	-0.26%	11.15%	9.62%
	Real Estate	-0.13%	8.92%	11.27%
	Energy	-0.01%	5.11%	6.05%
	Consumer Discretionary	0.13%	8.12%	10.17%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
RenaissanceRe Holdings Ltd
Insurance	2.9%
Laboratory Corp of America Holdings
Health Care Providers & Services	2.9%
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	2.8%
Alliant Energy Corp
Electric Utilities	2.7%
Hartford Financial Services Group Inc
Insurance	2.4%
13.7%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Repurchase Agreements	2.1%
Other	1.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of June 30, 2021

4	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	-6.84%	4.65%	8.11%	10.05%	0.97%
Class A Shares at MOP	-12.20%	3.42%	7.47%	9.78%
Class C Shares at NAV	-7.50%	3.98%	7.43%	9.35%	1.66%
Class C Shares at CDSC	-8.32%	3.98%	7.43%	9.35%
Class D Shares	-6.58%	4.96%	8.43%	10.28%	0.66%
Class I Shares	-6.60%	4.99%	8.46%	10.30%	0.62%
Class L Shares	-6.66%	4.95%	8.47%	10.38%	0.83%
Class N Shares	-6.47%	5.10%	8.59%	10.34%	0.52%
Class R Shares	-7.14%	4.32%	7.78%	9.72%	1.27%
Class S Shares	-6.97%	4.58%	8.05%	9.96%	1.02%
Class T Shares	-6.72%	4.85%	8.32%	10.23%	0.77%
Russell Midcap Value Index	-10.00%	6.27%	10.62%	9.09%
Morningstar Quartile - Class T Shares	2nd	4th	4th	1st
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	168/409	295/386	300/337	24/132

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

Janus Investment Fund	5

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – August 12, 1998

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class A Shares	$1,000.00	$882.70	$4.20	$1,000.00	$1,020.33	$4.51	0.90%
Class C Shares	$1,000.00	$879.60	$7.32	$1,000.00	$1,017.01	$7.85	1.57%
Class D Shares	$1,000.00	$883.50	$2.90	$1,000.00	$1,021.72	$3.11	0.62%
Class I Shares	$1,000.00	$883.10	$2.71	$1,000.00	$1,021.92	$2.91	0.58%
Class L Shares	$1,000.00	$883.10	$2.99	$1,000.00	$1,021.62	$3.21	0.64%
Class N Shares	$1,000.00	$884.20	$2.29	$1,000.00	$1,022.36	$2.46	0.49%
Class R Shares	$1,000.00	$880.90	$5.74	$1,000.00	$1,018.70	$6.16	1.23%
Class S Shares	$1,000.00	$881.60	$4.62	$1,000.00	$1,019.89	$4.96	0.99%
Class T Shares	$1,000.00	$883.20	$3.41	$1,000.00	$1,021.17	$3.66	0.73%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– 96.8%
Aerospace & Defense – 2.9%
BWX Technologies Inc	878,159	$48,377,779
L3Harris Technologies Inc	44,454	10,744,532
		59,122,311
Airlines – 1.4%
Southwest Airlines Co*	832,412	30,066,721
Auto Components – 1.9%
Aptiv PLC*	178,304	15,881,537
Autoliv Inc	314,641	22,518,856
		38,400,393
Banks – 6.3%
Citizens Financial Group Inc	845,712	30,183,461
Fifth Third Bancorp	593,981	19,957,762
First Horizon National Corp	1,106,660	24,191,588
Regions Financial Corp	1,376,252	25,804,725
Synovus Financial Corp	401,770	14,483,809
Webster Financial Corp	336,099	14,166,573
		128,787,918
Capital Markets – 1.3%
State Street Corp	441,502	27,218,598
Chemicals – 3.7%
Axalta Coating Systems Ltd*	437,190	9,666,271
Corteva Inc	679,258	36,775,028
DuPont de Nemours Inc	156,982	8,725,060
Westlake Chemical Corp	213,725	20,949,325
		76,115,684
Commercial Services & Supplies – 1.9%
Waste Connections Inc	309,768	38,398,841
Communications Equipment – 1.2%
F5 Networks Inc*	160,878	24,620,769
Construction Materials – 0.9%
Martin Marietta Materials Inc	60,361	18,062,426
Containers & Packaging – 1.7%
Graphic Packaging Holding Co	1,739,837	35,666,658
Electric Utilities – 4.7%
Alliant Energy Corp	932,608	54,660,155
Entergy Corp	366,716	41,306,890
		95,967,045
Electrical Equipment – 3.0%
Acuity Brands Inc	162,567	25,041,821
AMETEK Inc	327,104	35,945,459
		60,987,280
Electronic Equipment, Instruments & Components – 1.4%
Vontier Corp	1,260,282	28,973,883
Energy Equipment & Services – 2.2%
Baker Hughes Co	1,569,120	45,300,494
Entertainment – 3.0%
Activision Blizzard Inc	419,432	32,656,976
Take-Two Interactive Software Inc*	231,989	28,425,612
		61,082,588
Equity Real Estate Investment Trusts (REITs) – 8.7%
Apple Hospitality Inc	2,081,832	30,540,475
Equity LifeStyle Properties Inc	813,077	57,297,536
Equity Residential	288,389	20,827,454
Lamar Advertising Co	256,378	22,553,573
Sunstone Hotel Investors Inc*	2,268,500	22,503,520
Weyerhaeuser Co	752,288	24,915,779
		178,638,337

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Food & Staples Retailing – 2.3%
Casey's General Stores Inc	257,245	$47,585,180
Food Products – 2.9%
Kellogg Co	281,595	20,088,987
Lamb Weston Holdings Inc	561,467	40,122,432
		60,211,419
Health Care Equipment & Supplies – 3.1%
Envista Holdings Corp*	918,697	35,406,582
Globus Medical Inc*	522,659	29,342,076
		64,748,658
Health Care Providers & Services – 7.0%
Cardinal Health Inc	571,508	29,872,723
Henry Schein Inc*	464,159	35,619,562
Humana Inc	43,435	20,330,620
Laboratory Corp of America Holdings	252,103	59,082,859
		144,905,764
Industrial Conglomerates – 1.2%
Carlisle Cos Inc	104,939	25,039,495
Information Technology Services – 1.5%
Global Payments Inc	272,898	30,193,435
Insurance – 8.3%
Globe Life Inc	354,513	34,554,382
Hartford Financial Services Group Inc	751,984	49,202,313
Reinsurance Group of America Inc	233,937	27,438,471
RenaissanceRe Holdings Ltd	382,522	59,814,965
		171,010,131
Life Sciences Tools & Services – 1.2%
Agilent Technologies Inc	201,210	23,897,712
Machinery – 2.1%
Lincoln Electric Holdings Inc	245,456	30,279,452
Oshkosh Corp	167,473	13,756,232
		44,035,684
Media – 0.8%
Fox Corp - Class B	588,229	17,470,401
Multi-Utilities – 1.6%
DTE Energy Co	255,148	32,340,009
Oil, Gas & Consumable Fuels – 4.1%
Cabot Oil & Gas Corp	1,865,860	48,120,529
Pioneer Natural Resources Co	159,266	35,529,059
		83,649,588
Professional Services – 1.4%
Mantech International Corp	301,009	28,731,309
Road & Rail – 1.2%
Canadian Pacific Railway Ltd	348,581	24,344,897
Semiconductor & Semiconductor Equipment – 2.3%
Lam Research Corp	19,229	8,194,438
Microchip Technology Inc	279,719	16,246,080
Teradyne Inc	257,721	23,078,916
		47,519,434
Software – 2.3%
Black Knight Inc*	442,338	28,924,482
Synopsys Inc*	59,875	18,184,038
		47,108,520
Specialty Retail – 4.2%
AutoZone Inc*	19,500	41,907,840
Burlington Stores Inc*	97,034	13,218,942
O'Reilly Automotive Inc*	49,108	31,024,470
		86,151,252

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Textiles, Apparel & Luxury Goods – 0.5%
Hanesbrands Inc	955,298	$9,830,016
Trading Companies & Distributors – 2.6%
GATX Corp	234,016	22,034,947
MSC Industrial Direct Co Inc	416,730	31,300,590
		53,335,537
Total Common Stocks (cost $1,541,856,065)		1,989,518,387
Repurchase Agreements– 2.1%
ING Financial Markets LLC, Joint repurchase agreement, 1.4700%, dated 6/30/22, maturing 7/1/22 to be repurchased at $8,800,359 collateralized by $9,839,229 in U.S. Treasuries 0% - 3.2500%, 11/17/22 - 11/15/51 with a value of $8,976,367	$8,800,000	8,800,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 1.4100%, dated 6/30/22, maturing 7/1/22 to be repurchased at $35,001,371 collateralized by $36,250,655 in U.S. Treasuries 0.3750% - 3.2500%, 7/15/24 - 5/15/42 with a value of $35,701,405	35,000,000	35,000,000
Total Repurchase Agreements (cost $43,800,000)		43,800,000
Total Investments (total cost $1,585,656,065) – 98.9%		2,033,318,387
Cash, Receivables and Other Assets, net of Liabilities – 1.1%		23,104,067
Net Assets – 100%		$2,056,422,454

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,986,454,634	97.7%
Canada	24,344,897	1.2
Sweden	22,518,856	1.1

Total	$2,033,318,387	100.0%

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$8,800,000	$—	$(8,800,000)	$—
Royal Bank of Canada, NY Branch	35,000,000	—	(35,000,000)	—

Total	$43,800,000	$—	$(43,800,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,989,518,387	$-	$-
Repurchase Agreements	-	43,800,000	-
Total Assets	$1,989,518,387	$43,800,000	$-

Janus Investment Fund	11

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2022

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $1,541,856,065)	$1,989,518,387
Repurchase agreements, at value (cost $43,800,000)	43,800,000
Cash	38,923
Trustees' deferred compensation	60,252
Receivables:
Investments sold	33,725,058
Fund shares sold	4,372,747
Dividends	2,669,376
Interest	1,829
Other assets	8,373
Total Assets	2,074,194,945
Liabilities:
Payables:	—
Fund shares repurchased	10,042,307
Investments purchased	6,224,090
Advisory fees	800,755
Transfer agent fees and expenses	341,886
Trustees' deferred compensation fees	60,252
Professional fees	54,009
12b-1 Distribution and shareholder servicing fees	50,351
Trustees' fees and expenses	10,318
Custodian fees	4,851
Affiliated fund administration fees payable	4,493
Accrued expenses and other payables	179,179
Total Liabilities	17,772,491
Net Assets	$2,056,422,454

See Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,517,875,494
Total distributable earnings (loss)	538,546,960
Total Net Assets	$2,056,422,454
Net Assets - Class A Shares	$59,217,585
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,956,674
Net Asset Value Per Share(1)	$14.97
Maximum Offering Price Per Share(2)	$15.88
Net Assets - Class C Shares	$7,974,449
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	551,574
Net Asset Value Per Share(1)	$14.46
Net Assets - Class D Shares	$663,819,413
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45,383,630
Net Asset Value Per Share	$14.63
Net Assets - Class I Shares	$207,292,052
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,136,221
Net Asset Value Per Share	$14.66
Net Assets - Class L Shares	$4,371,821
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	287,724
Net Asset Value Per Share	$15.19
Net Assets - Class N Shares	$193,017,283
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,237,175
Net Asset Value Per Share	$14.58
Net Assets - Class R Shares	$36,304,551
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,478,543
Net Asset Value Per Share	$14.65
Net Assets - Class S Shares	$70,034,783
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,678,211
Net Asset Value Per Share	$14.97
Net Assets - Class T Shares	$814,390,517
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	55,246,236
Net Asset Value Per Share	$14.74

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Dividends	$45,333,320
Interest	125,888
Other income	8,379
Foreign tax withheld	(61,884)
Total Investment Income	45,405,703
Expenses:
Advisory fees	12,666,677
12b-1 Distribution and shareholder servicing fees:
Class A Shares	173,940
Class C Shares	93,866
Class R Shares	210,823
Class S Shares	216,108
Transfer agent administrative fees and expenses:
Class D Shares	830,529
Class L Shares	12,178
Class R Shares	105,746
Class S Shares	216,283
Class T Shares	2,368,564
Transfer agent networking and omnibus fees:
Class A Shares	120,841
Class C Shares	8,921
Class I Shares	260,752
Other transfer agent fees and expenses:
Class A Shares	4,423
Class C Shares	549
Class D Shares	113,079
Class I Shares	13,479
Class L Shares	121
Class N Shares	17,843
Class R Shares	1,151
Class S Shares	4,294
Class T Shares	11,460
Shareholder reports expense	178,156
Registration fees	151,661
Affiliated fund administration fees	66,495
Professional fees	54,480
Trustees’ fees and expenses	45,543
Custodian fees	15,288
Other expenses	210,023
Total Expenses	18,173,273
Less: Excess Expense Reimbursement and Waivers	(66,125)
Net Expenses	18,107,148
Net Investment Income/(Loss)	27,298,555
Net Realized Gain/(Loss) on Investments:
Investments	254,198,111
Total Net Realized Gain/(Loss) on Investments	254,198,111
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(412,530,566)
Total Change in Unrealized Net Appreciation/Depreciation	(412,530,566)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(131,033,900)

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$27,298,555	$28,276,253
Net realized gain/(loss) on investments	254,198,111	188,177,609
Change in unrealized net appreciation/depreciation	(412,530,566)	621,100,759
Net Increase/(Decrease) in Net Assets Resulting from Operations	(131,033,900)	837,554,621
Dividends and Distributions to Shareholders:
Class A Shares	(7,541,955)	(508,088)
Class C Shares	(1,055,359)	(3,002)
Class D Shares	(84,766,155)	(7,353,558)
Class I Shares	(34,000,389)	(3,848,572)
Class L Shares	(543,653)	(48,715)
Class N Shares	(59,932,912)	(6,040,805)
Class R Shares	(4,657,016)	(189,517)
Class S Shares	(9,329,371)	(579,504)
Class T Shares	(107,882,437)	(9,614,226)
Net Decrease from Dividends and Distributions to Shareholders	(309,709,247)	(28,185,987)
Capital Share Transactions:
Class A Shares	(1,995,054)	(6,318,904)
Class C Shares	(772,958)	(9,443,513)
Class D Shares	43,413,722	(65,427,047)
Class I Shares	(108,733,239)	(52,908,647)
Class L Shares	224,829	(644,412)
Class N Shares	(249,137,964)	(63,331,338)
Class R Shares	(97,662)	(6,643,267)
Class S Shares	(13,399,116)	(28,508,327)
Class T Shares	(31,165,688)	(179,519,126)
Net Increase/(Decrease) from Capital Share Transactions	(361,663,130)	(412,744,581)
Net Increase/(Decrease) in Net Assets	(802,406,277)	396,624,053
Net Assets:
Beginning of period	2,858,828,731	2,462,204,678
End of period	$2,056,422,454	$2,858,828,731

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$18.02	$13.29	$15.33	$16.96	$17.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.12	0.13	0.17	0.06
Net realized and unrealized gain/(loss)	(1.17)	4.73	(1.82)	0.12	1.20
Total from Investment Operations	(1.04)	4.85	(1.69)	0.29	1.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.12)	(0.12)	(0.13)	(0.01)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(2.01)	(0.12)	(0.35)	(1.92)	(1.90)
Net Asset Value, End of Period	$14.97	$18.02	$13.29	$15.33	$16.96
Total Return*	(6.84)%	36.65%	(11.47)%	3.99%	7.10%
Net Assets, End of Period (in thousands)	$59,218	$73,118	$59,211	$74,864	$77,496
Average Net Assets for the Period (in thousands)	$69,576	$67,847	$71,147	$75,623	$86,398
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.97%	1.19%	1.06%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.97%	1.19%	1.05%	1.13%
Ratio of Net Investment Income/(Loss)	0.78%	0.76%	0.90%	1.09%	0.36%
Portfolio Turnover Rate	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$17.55	$12.93	$14.91	$16.49	$17.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.04	0.05	0.07	(0.04)
Net realized and unrealized gain/(loss)	(1.13)	4.58	(1.80)	0.14	1.16
Total from Investment Operations	(1.12)	4.62	(1.75)	0.21	1.12
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—	—	—
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(1.97)	—	(0.23)	(1.79)	(1.89)
Net Asset Value, End of Period	$14.46	$17.55	$12.93	$14.91	$16.49
Total Return*	(7.50)%	35.76%	(12.02)%	3.40%	6.40%
Net Assets, End of Period (in thousands)	$7,974	$10,436	$15,768	$31,418	$58,590
Average Net Assets for the Period (in thousands)	$9,508	$12,833	$22,689	$41,945	$67,079
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.64%	1.78%	1.64%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.62%	1.64%	1.78%	1.64%	1.73%
Ratio of Net Investment Income/(Loss)	0.09%	0.24%	0.32%	0.47%	(0.23)%
Portfolio Turnover Rate	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$17.67	$13.03	$15.04	$16.70	$17.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.17	0.17	0.21	0.12
Net realized and unrealized gain/(loss)	(1.15)	4.64	(1.79)	0.11	1.18
Total from Investment Operations	(0.97)	4.81	(1.62)	0.32	1.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.17)	(0.16)	(0.19)	(0.08)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(2.07)	(0.17)	(0.39)	(1.98)	(1.97)
Net Asset Value, End of Period	$14.63	$17.67	$13.03	$15.04	$16.70
Total Return*	(6.58)%	37.11%	(11.24)%	4.27%	7.45%
Net Assets, End of Period (in thousands)	$663,819	$752,405	$615,270	$763,597	$822,153
Average Net Assets for the Period (in thousands)	$738,640	$680,218	$715,784	$765,452	$843,030
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.66%	0.89%	0.73%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.66%	0.89%	0.73%	0.82%
Ratio of Net Investment Income/(Loss)	1.07%	1.07%	1.18%	1.39%	0.68%
Portfolio Turnover Rate	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$17.71	$13.06	$15.07	$16.73	$17.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.18	0.18	0.22	0.13
Net realized and unrealized gain/(loss)	(1.16)	4.65	(1.79)	0.10	1.17
Total from Investment Operations	(0.97)	4.83	(1.61)	0.32	1.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.18)	(0.17)	(0.19)	(0.08)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(2.08)	(0.18)	(0.40)	(1.98)	(1.97)
Net Asset Value, End of Period	$14.66	$17.71	$13.06	$15.07	$16.73
Total Return*	(6.60)%	37.15%	(11.16)%	4.33%	7.45%
Net Assets, End of Period (in thousands)	$207,292	$359,761	$310,803	$364,502	$428,793
Average Net Assets for the Period (in thousands)	$289,382	$338,794	$342,719	$386,284	$722,356
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.62%	0.85%	0.68%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.62%	0.85%	0.68%	0.77%
Ratio of Net Investment Income/(Loss)	1.11%	1.13%	1.20%	1.46%	0.71%
Portfolio Turnover Rate	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$18.28	$13.47	$15.54	$17.18	$17.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.17	0.18	0.22	0.13
Net realized and unrealized gain/(loss)	(1.20)	4.81	(1.86)	0.12	1.21
Total from Investment Operations	(1.02)	4.98	(1.68)	0.34	1.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.17)	(0.16)	(0.19)	(0.09)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(2.07)	(0.17)	(0.39)	(1.98)	(1.98)
Net Asset Value, End of Period	$15.19	$18.28	$13.47	$15.54	$17.18
Total Return*	(6.66)%	37.14%	(11.27)%	4.32%	7.47%
Net Assets, End of Period (in thousands)	$4,372	$4,995	$4,231	$6,038	$7,129
Average Net Assets for the Period (in thousands)	$4,881	$4,679	$5,336	$6,333	$7,889
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.83%	1.05%	0.88%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.67%	0.89%	0.72%	0.77%
Ratio of Net Investment Income/(Loss)	1.06%	1.08%	1.20%	1.41%	0.73%
Portfolio Turnover Rate	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$17.62	$12.99	$15.00	$16.66	$17.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.19	0.20	0.23	0.13
Net realized and unrealized gain/(loss)	(1.14)	4.63	(1.80)	0.11	1.19
Total from Investment Operations	(0.94)	4.82	(1.60)	0.34	1.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.19)	(0.18)	(0.21)	(0.11)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(2.10)	(0.19)	(0.41)	(2.00)	(2.00)
Net Asset Value, End of Period	$14.58	$17.62	$12.99	$15.00	$16.66
Total Return*	(6.47)%	37.34%	(11.14)%	4.47%	7.56%
Net Assets, End of Period (in thousands)	$193,017	$506,429	$422,894	$619,969	$642,746
Average Net Assets for the Period (in thousands)	$471,571	$483,187	$595,473	$617,269	$349,395
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.52%	0.75%	0.59%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.50%	0.52%	0.75%	0.59%	0.72%
Ratio of Net Investment Income/(Loss)	1.20%	1.24%	1.36%	1.54%	0.81%
Portfolio Turnover Rate	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$17.70	$13.04	$15.06	$16.68	$17.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.08	0.09	0.12	0.01
Net realized and unrealized gain/(loss)	(1.16)	4.65	(1.82)	0.13	1.18
Total from Investment Operations	(1.08)	4.73	(1.73)	0.25	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.07)	(0.06)	(0.08)	—
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(1.97)	(0.07)	(0.29)	(1.87)	(1.89)
Net Asset Value, End of Period	$14.65	$17.70	$13.04	$15.06	$16.68
Total Return*	(7.20)%	36.38%	(11.83)%	3.70%	6.78%
Net Assets, End of Period (in thousands)	$36,305	$43,893	$38,246	$55,536	$62,802
Average Net Assets for the Period (in thousands)	$42,298	$41,183	$48,448	$57,426	$67,666
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.26%	1.50%	1.34%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.26%	1.26%	1.50%	1.34%	1.42%
Ratio of Net Investment Income/(Loss)	0.45%	0.49%	0.59%	0.79%	0.09%
Portfolio Turnover Rate	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$18.03	$13.28	$15.33	$16.90	$17.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.11	0.12	0.17	0.06
Net realized and unrealized gain/(loss)	(1.18)	4.74	(1.83)	0.12	1.19
Total from Investment Operations	(1.06)	4.85	(1.71)	0.29	1.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.10)	(0.11)	(0.07)	(0.02)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(2.00)	(0.10)	(0.34)	(1.86)	(1.91)
Net Asset Value, End of Period	$14.97	$18.03	$13.28	$15.33	$16.90
Total Return*	(6.97)%	36.67%	(11.58)%	3.93%	7.07%
Net Assets, End of Period (in thousands)	$70,035	$97,606	$99,159	$110,404	$198,132
Average Net Assets for the Period (in thousands)	$86,513	$91,479	$107,902	$148,179	$209,016
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.02%	1.25%	1.09%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.02%	1.25%	1.09%	1.18%
Ratio of Net Investment Income/(Loss)	0.70%	0.72%	0.79%	1.07%	0.33%
Portfolio Turnover Rate	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$17.79	$13.12	$15.14	$16.78	$17.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.16	0.16	0.20	0.10
Net realized and unrealized gain/(loss)	(1.16)	4.66	(1.80)	0.12	1.18
Total from Investment Operations	(1.00)	4.82	(1.64)	0.32	1.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.15)	(0.15)	(0.17)	(0.06)
Distributions (from capital gains)	(1.97)	—	(0.23)	(1.79)	(1.89)
Total Dividends and Distributions	(2.05)	(0.15)	(0.38)	(1.96)	(1.95)
Net Asset Value, End of Period	$14.74	$17.79	$13.12	$15.14	$16.78
Total Return*	(6.72)%	36.95%	(11.31)%	4.22%	7.31%
Net Assets, End of Period (in thousands)	$814,391	$1,010,187	$896,622	$1,204,382	$1,431,431
Average Net Assets for the Period (in thousands)	$947,426	$971,268	$1,089,574	$1,281,003	$1,566,628
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.77%	0.99%	0.84%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.76%	0.99%	0.83%	0.91%
Ratio of Net Investment Income/(Loss)	0.96%	1.00%	1.09%	1.30%	0.58%
Portfolio Turnover Rate	52%	46%	37%	42%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit

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Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

26	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

Janus Investment Fund	27

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout

28	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and

Janus Investment Fund	29

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the Russell Midcap® Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus

30	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

any Performance Adjustment. For the year ended June 30, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.48%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

The Transfer Agent receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as

Janus Investment Fund	31

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

“Transfer agent administrative fees and expenses” on the Statement of Operations. The Transfer Agent has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of the Transfer Agent or the Adviser without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class L Shares and Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $4,345.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class C Shares paid CDSCs of $542.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation

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Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2022, the Fund engaged in cross trades amounting to $12,771,600 in purchases and $3,100,412 in sales , resulting in a net realized gain of $1,361,388. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 10,321,314	$ 87,678,532	$ -	$ -	$ -	$ (26,854)	$440,573,968

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,592,744,419	$540,397,188	$(99,823,220)	$ 440,573,968

Janus Investment Fund	33

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 15,479,766	$ 294,229,481	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 28,185,987	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 15,486,657	$ (2,635,548)	$ (12,851,109)

Capital has been adjusted by $15,486,657, including $13,998,607 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	510,288	$ 8,695,125	914,433	$ 14,312,575
Reinvested dividends and distributions	383,641	6,349,261	25,855	405,408
Shares repurchased	(994,039)	(17,039,440)	(1,339,171)	(21,036,887)
Net Increase/(Decrease)	(100,110)	$ (1,995,054)	(398,883)	$ (6,318,904)
Class C Shares:
Shares sold	91,873	$ 1,488,405	88,738	$ 1,377,369
Reinvested dividends and distributions	62,797	1,007,261	190	2,911
Shares repurchased	(197,690)	(3,268,624)	(714,010)	(10,823,793)
Net Increase/(Decrease)	(43,020)	$ (772,958)	(625,082)	$ (9,443,513)
Class D Shares:
Shares sold	2,748,541	$ 45,546,718	2,934,366	$ 49,582,875
Reinvested dividends and distributions	5,123,025	82,736,860	467,826	7,181,129
Shares repurchased	(5,067,036)	(84,869,856)	(8,040,617)	(122,191,051)
Net Increase/(Decrease)	2,804,530	$ 43,413,722	(4,638,425)	$ (65,427,047)
Class I Shares:
Shares sold	2,724,019	$ 45,914,498	3,917,206	$ 61,140,888
Reinvested dividends and distributions	1,976,237	31,995,274	233,943	3,598,047
Shares repurchased	(10,879,166)	(186,643,011)	(7,638,969)	(117,647,582)
Net Increase/(Decrease)	(6,178,910)	$(108,733,239)	(3,487,820)	$ (52,908,647)
Class L Shares:
Shares sold	271	$ 4,692	1,982	$ 34,914
Reinvested dividends and distributions	32,048	537,763	3,025	48,009
Shares repurchased	(17,855)	(317,626)	(45,799)	(727,335)
Net Increase/(Decrease)	14,464	$ 224,829	(40,792)	$ (644,412)
Class N Shares:
Shares sold	3,760,843	$ 63,661,529	4,917,180	$ 73,907,552
Reinvested dividends and distributions	3,468,019	55,800,430	373,511	5,710,977
Shares repurchased	(22,731,758)	(368,599,923)	(9,096,876)	(142,949,867)
Net Increase/(Decrease)	(15,502,896)	$(249,137,964)	(3,806,185)	$ (63,331,338)
Class R Shares:
Shares sold	439,185	$ 7,352,129	440,536	$ 6,832,838
Reinvested dividends and distributions	286,109	4,643,550	12,116	186,831
Shares repurchased	(727,269)	(12,093,341)	(904,025)	(13,662,936)
Net Increase/(Decrease)	(1,975)	$ (97,662)	(451,373)	$ (6,643,267)
Class S Shares:
Shares sold	695,152	$ 11,868,148	1,193,408	$ 19,635,165
Reinvested dividends and distributions	563,353	9,329,121	36,903	579,012
Shares repurchased	(1,994,406)	(34,596,385)	(3,281,247)	(48,722,504)
Net Increase/(Decrease)	(735,901)	$ (13,399,116)	(2,050,936)	$ (28,508,327)
Class T Shares:
Shares sold	2,694,930	$ 45,420,050	4,080,100	$ 62,957,326
Reinvested dividends and distributions	6,561,448	106,885,982	616,223	9,526,809
Shares repurchased	(10,794,302)	(183,471,720)	(16,267,356)	(252,003,261)
Net Increase/(Decrease)	(1,537,924)	$ (31,165,688)	(11,571,033)	$(179,519,126)

Janus Investment Fund	35

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 1,343,716,562	$ 1,981,437,200	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Mid Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	37

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

Janus Investment Fund	39

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Mid Cap Value Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

Janus Investment Fund	49

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	51

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Mid Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Capital Gain Distributions	$308,228,088
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	53

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	55

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	57

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	59

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

60	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kevin Preloger 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Mid Cap Value Fund	4/13-Present	Portfolio Manager for other Janus Henderson accounts.
Justin Tugman 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Janus Henderson Mid Cap Value Fund	3/15-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

Janus Investment Fund	61

Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	63

Janus Henderson Mid Cap Value Fund

Notes

NotesPage2

64	JUNE 30, 2022

Janus Henderson Mid Cap Value Fund

Notes

NotesPage3

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93032 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Money Market Fund

Janus Investment Fund

Janus Henderson Money Market Fund

Janus Henderson Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Yield
For the periods ended June 30, 2022		Class D Shares
Class D Shares		With Reimbursement	0.00%
1 Year	0.00%	Without Reimbursement	0.00%
5 Year	0.75%	Class T Shares
10 Year	0.39%	With Reimbursement	0.00%
Since Inception (February 14, 1995)	2.04%	Without Reimbursement	0.00%
Class T Shares		Prospectus Expense Ratios
1 Year	0.00%	Class D Shares
5 Year	0.74%	Total Annual Fund Operating Expenses‡	0.57%
10 Year	0.37%	Class T Shares
Since Inception (February 14, 1995)	2.03%	Total Annual Fund Operating Expenses‡	0.59%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	1

Janus Henderson Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class D Shares	$1,000.00	$1,000.00	$2.38	$1,000.00	$1,022.41	$2.41	0.48%
Class T Shares	$1,000.00	$1,000.00	$2.33	$1,000.00	$1,022.46	$2.36	0.47%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2022

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2022

Principal Amounts		Value
Certificates of Deposit– 3.7%
MUFG Bank Ltd/New York NY, 1.6500%, 8/1/22	$20,000,000	$20,000,000
MUFG Bank Ltd/New York NY, 1.6600%, 8/4/22	25,000,000	25,000,000
Total Certificates of Deposit (cost $45,000,000)		45,000,000
Commercial Paper– 38.7%
ANZ New Zealand Int'l Ltd/London, 1.4163%, 8/8/22 (Section 4(2))	15,000,000	14,978,602
Atlantic Asset Securitization LLC, 1.7406%, 7/20/22 (Section 4(2))	20,000,000	19,982,897
Atlantic Asset Securitization LLC, 1.7369%, 7/21/22 (Section 4(2))	15,000,000	14,986,496
Australia & New Zealand Banking Group Ltd, 1.3019%, 7/28/22 (Section 4(2))	25,000,000	24,976,914
BNP Paribas SA, 1.3727%, 7/5/22	15,000,000	14,998,132
BNP Paribas SA, 1.3343%, 7/6/22	20,000,000	19,996,887
BNP Paribas SA, 1.2909%, 7/14/22	15,000,000	14,993,606
Gotham Funding Corp, 1.9461%, 7/1/22 (Section 4(2))	20,000,000	20,000,000
Manhattan Asset Funding Co LLC, 1.3070%, 7/7/22 (Section 4(2))	15,000,000	14,997,199
Manhattan Asset Funding Co LLC, 1.7576%, 7/15/22 (Section 4(2))	20,000,000	19,987,474
National Bank of Canada, 1.2577%, 7/19/22 (Section 4(2))	20,000,000	19,988,292
National Bank of Canada, 1.7118%, 7/22/22 (Section 4(2))	20,000,000	19,981,327
National Bank of Canada, 1.9557%, 8/19/22 (Section 4(2))	10,000,000	9,974,541
Nieuw Amsterdam Receivables Corp BV, 1.4100%, 7/5/22 (Section 4(2))	3,000,000	2,999,616
Nieuw Amsterdam Receivables Corp BV, 1.3153%, 7/26/22 (Section 4(2))	15,000,000	14,987,078
Nieuw Amsterdam Receivables Corp BV, 1.5479%, 8/23/22 (Section 4(2))	20,000,000	19,956,252
Nieuw Amsterdam Receivables Corp BV, 2.0997%, 9/7/22 (Section 4(2))	15,000,000	14,942,869
Skandinaviska Enskilda Banken AB, 1.6314%, 7/25/22 (Section 4(2))	25,000,000	24,974,436
Societe Generale SA, 1.3144%, 7/11/22 (Section 4(2))	20,000,000	19,993,442
Svenska Handelsbanken/New York NY, 1.1334%, 7/21/22 (Section 4(2))	15,000,000	14,991,160
Swedbank AB, 1.1207%, 7/18/22	10,000,000	9,995,084
Swedbank AB, 1.2325%, 7/25/22	25,000,000	24,980,646
Swedbank AB, 1.4669%, 8/5/22	15,000,000	14,979,634
Toronto-Dominion Bank/The, 2.0087%, 7/1/22 (Section 4(2))	25,000,000	25,000,000
Toronto-Dominion Bank/The, 1.6869%, 7/27/22 (Section 4(2))	15,000,000	14,982,774
Toronto-Dominion Bank/The, 1.6779%, 8/1/22 (Section 4(2))	10,000,000	9,986,305
Victory Receivables Corp, 1.7499%, 7/18/22 (144A)	25,000,000	24,980,871
Total Commercial Paper (cost $467,592,534)		467,592,534
U.S. Government Agency Notes– 6.6%
Federal Home Loan Bank Discount Notes:
1.2712%, 7/1/22	10,000,000	10,000,000
0.7890%, 7/8/22	10,000,000	9,998,642
0.8244%, 7/13/22	10,000,000	9,997,459
0.8975%, 7/20/22	10,000,000	9,995,510
0.9178%, 7/27/22	10,000,000	9,993,639
1.5657%, 8/5/22	10,000,000	9,985,315
1.1153%, 8/17/22	10,000,000	9,985,825
1.2178%, 9/2/22	10,000,000	9,979,165
Total U.S. Government Agency Notes (cost $79,935,555)		79,935,555
U.S. Treasury Debt– 5.4%
United States Treasury Bill, 0.7138%, 7/5/22	25,000,000	24,998,572
United States Treasury Bill, 1.9011%, 7/12/22	10,000,000	9,996,944
United States Treasury Bill, 1.0571%, 7/28/22	10,000,000	9,993,833
United States Treasury Bill, 0.9506%, 8/11/22	10,000,000	9,989,731
United States Treasury Bill, 1.6989%, 8/23/22	10,000,000	9,978,230
Total U.S. Treasury Debt (cost $64,957,310)		64,957,310
Variable Rate Demand Notes¶– 13.6%
Alper Drive Apts LLC (LOC: The Northern Trust Company), 1.6700%, 8/1/61	3,000,000	3,000,000
Bellevue 10 Apartments LLC (LOC: The Northern Trust Company),
1.6700%, 4/1/60	3,450,000	3,450,000
Breckenridge Terrace LLC (LOC: Bank of America NA), 1.7600%, 5/2/39	4,000,000	4,000,000
Breckenridge Terrace LLC (LOC: Bank of America NA), 1.7630%, 5/2/39	14,980,000	14,980,000
Cellmark Inc (LOC: Swedbank AB NY), 1.6400%, 6/1/38	10,000,000	10,000,000
CG-USA Simi Valley LP (LOC: FHLB of San Francisco), 1.6400%, 10/1/60	6,900,000	6,900,000
County of Eagle CO (LOC: Bank of America NA), 1.7600%, 6/1/27	9,100,000	9,100,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2022

Principal Amounts		Value
Variable Rate Demand Notes¶– (continued)
County of Eagle CO (LOC: Bank of America NA), 1.7600%, 5/2/39	$8,000,000	$8,000,000
Dorfman 2020 Family Trust (LOC: FHLB of Dallas), 1.6400%, 8/1/40	5,285,000	5,285,000
Drummond Family Life Insurance LLC (LOC: FHLB of Dallas), 1.6300%, 6/1/72	14,575,000	14,575,000
Encinitas Senior Living LP (LOC: FHLB of San Francisco), 1.6400%, 8/1/59	3,370,000	3,370,000
Griffin-Spalding County Development Authority (LOC: Bank of America NA),
1.6400%, 8/1/28	3,750,000	3,750,000
GTA Amber Lane LLC (LOC: FHLB of San Francisco), 1.6400%, 9/1/61 (144A)	3,120,000	3,120,000
Lodi LV Loca LP (LOC: FHLB of San Francisco), 1.6400%, 8/1/59	6,000,000	6,000,000
Michael Dennis Sullivan Irrevocable Trust (LOC: Wells Fargo Bank NA),
1.6400%, 11/1/39	11,375,000	11,375,000
Mississippi Business Finance Corp (LOC: FHLB of Dallas), 1.6100%, 12/1/42	10,000,000	10,000,000
New Grafton Park LLC (LOC: FHLB of Indianapolis), 1.6400%, 4/1/62	10,000,000	10,000,000
New Polaris LLC (LOC: FHLB of Indianapolis), 1.6400%, 12/1/61	5,000,000	5,000,000
Phoenix Realty Special Account-U LP (LOC: The Northern Trust Company),
1.8200%, 4/1/25	1,675,000	1,675,000
Rieber Life Insurance Trust/The (LOC: FHLB of Dallas), 1.6400%, 5/1/42	11,645,000	11,645,000
Steel Dust Recycling LLC (LOC: Comerica Bank), 1.6400%, 5/1/46	13,875,000	13,875,000
Tenderfoot Seasonal Housing LLC (LOC: Bank of America NA), 1.7600%, 7/2/35	5,700,000	5,700,000
Total Variable Rate Demand Notes (cost $164,800,000)		164,800,000
Repurchase Agreementsë– 30.3%
Credit Agricole, New York, Joint repurchase agreement, 1.4500%, dated 6/30/22, maturing 7/1/22 to be repurchased at $10,000,403 collateralized by $10,286,687 in U.S. Treasuries 0.1250%, 10/15/25 - 7/15/26 with a value of $10,200,024	10,000,000	10,000,000
Goldman Sachs & Co, Joint repurchase agreement, 1.4500%, dated 6/30/22, maturing 7/1/22 to be repurchased at $20,000,806 collateralized by $20,849,534 in U.S. Government Agencies 1.0706% - 5.0000%, 4/20/40 - 8/16/61 with a value of $20,400,000	20,000,000	20,000,000
Goldman Sachs & Co, Joint repurchase agreement, 1.4800%, dated 6/30/22, maturing 7/1/22 to be repurchased at $70,002,878 collateralized by $70,985,787 in U.S. Government Agencies 1.4616% - 6.0000%, 4/20/25 - 5/20/52 with a value of $71,400,000	70,000,000	70,000,000
HSBC Securities (USA) Inc, Joint repurchase agreement, 1.4700%, dated 6/30/22, maturing 7/1/22 to be repurchased at $25,001,021 collateralized by $26,458,178 in U.S. Treasuries 0% - 5.0000%, 8/25/22 - 5/15/37 with a value of $25,500,001	25,000,000	25,000,000
ING Financial Markets LLC, Joint repurchase agreement, 1.4700%, dated 6/30/22, maturing 7/1/22 to be repurchased at $85,003,471 collateralized by $91,729,492 in U.S. Treasuries 0.1250% - 5.5000%, 11/30/22 - 11/15/50 with a value of $86,703,542	85,000,000	85,000,000
ING Financial Markets LLC, Joint repurchase agreement, 1.5200%, dated 6/30/22, maturing 7/1/22 to be repurchased at $25,001,056 collateralized by $27,325,869 in U.S. Government Agencies 1.5000% - 5.5000%, 7/1/34 - 6/1/52 with a value of $25,501,077	25,000,000	25,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 1.4100%, dated 6/30/22, maturing 7/1/22 to be repurchased at $5,000,196 collateralized by $5,178,665 in U.S. Treasuries 0.3750% - 3.2500%, 7/15/24 - 5/15/42 with a value of $5,100,201	5,000,000	5,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 1.4300%, dated 6/30/22, maturing 7/1/22 to be repurchased at $40,001,589 collateralized by $7,792,885 in U.S. Government Agencies 3.5000% - 26.6300%, 7/15/28 - 6/20/52 and $35,886,745 in U.S. Treasuries 0% - 6.1250%, 11/3/22 - 8/15/49 with a value of $40,801,621	40,000,000	40,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 1.4700%, dated 6/30/22, maturing 7/1/22 to be repurchased at $87,103,557 collateralized by $4,802,830 in U.S. Government Agencies 3.2140% - 18.6922%, 12/15/23 - 1/20/72 and $86,929,929 in U.S. Treasuries 0% - 6.1250%, 7/28/22 - 8/15/49 with a value of $88,845,628	87,100,000	87,100,000
Total Repurchase Agreements (cost $367,100,000)		367,100,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2022

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2022

Principal Amounts		Value
Time Deposits– 2.1%
Credit Agricole, 1.5600%, 7/1/22((cost $25,000,000)	$25,000,000	$25,000,000
Total Investments (total cost $1,214,385,399) – 100.4%		1,214,385,399
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(4,379,862)
Net Assets – 100%		$1,210,005,537

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Agricole, New York	$10,000,000	$—	$(10,000,000)	$—
Goldman Sachs & Co.	90,000,000	—	(90,000,000)	—
HSBC Securities (USA), Inc.	25,000,000	—	(25,000,000)	—
ING Financial Markets LLC	110,000,000	—	(110,000,000)	—
Royal Bank of Canada, NY Branch	132,100,000	—	(132,100,000)	—

Total	$367,100,000	$—	$(367,100,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company
LOC	Letter of Credit
LP	Limited Partnership

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2022 is $28,100,871, which represents 2.3% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2022 is $342,667,674, which represents 28.3% of net assets.

¶

Variable rate demand notes are not based on a published reference rate and spread; they are determined by the issuer or remarketing agent and current market conditions. The reference rate in the security description is as of June 30, 2022.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Certificates of Deposit	$-	$45,000,000	$-
Commercial Paper	-	467,592,534	-
U.S. Government Agency Notes	-	79,935,555	-
U.S. Treasury Debt	-	64,957,310	-
Variable Rate Demand Notes	-	164,800,000	-
Repurchase Agreements	-	367,100,000	-
Time Deposits	-	25,000,000	-
Total Assets	$-	$1,214,385,399	$-

6	JUNE 30, 2022

Janus Henderson Money Market Fund

Statement of Assets and Liabilities

June 30, 2022

Assets:
Investments, at value (cost $847,285,399)	$847,285,399
Repurchase agreements, at value (cost $367,100,000)	367,100,000
Cash	191,500
Trustees' deferred compensation	35,369
Receivables:
Fund shares sold	756,023
Interest	193,680
Other assets	743
Total Assets	1,215,562,714
Liabilities:
Payables:	—
Investments purchased	3,120,000
Fund shares repurchased	1,231,281
Administration services fees	924,062
Advisory fees	198,295
Professional fees	43,374
Trustees' deferred compensation fees	35,369
Trustees' fees and expenses	4,421
Dividends	375
Total Liabilities	5,557,177
Net Assets	$1,210,005,537
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,209,999,957
Total distributable earnings (loss)	5,580
Total Net Assets	$1,210,005,537
Net Assets - Class D Shares	$1,194,066,903
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,194,059,628
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$15,938,634
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,946,462
Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Money Market Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Interest	$3,244,115
Other income	13,513
Total Investment Income	3,257,628
Expenses:
Advisory fees	2,301,926
Administration services fees:
Class D Shares	4,085,634
Class T Shares	61,046
Professional fees	44,318
Trustees’ fees and expenses	18,985
Total Expenses	6,511,909
Less: Excess Expense Reimbursement and Waivers	(3,266,651)
Net Expenses	3,245,258
Net Investment Income/(Loss)	12,370
Net Realized Gain/(Loss) on Investments:
Investments	23,179
Total Net Realized Gain/(Loss) on Investments	23,179
Net Increase/(Decrease) in Net Assets Resulting from Operations	$35,549

See Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$12,370	$13,955
Net realized gain/(loss) on investments	23,179	810
Net Increase/(Decrease) in Net Assets Resulting from Operations	35,549	14,765
Dividends and Distributions to Shareholders:
Class D Shares	(12,192)	(13,775)
Class T Shares	(176)	(179)
Net Decrease from Dividends and Distributions to Shareholders	(12,368)	(13,954)
Capital Share Transactions:
Class D Shares	44,101,793	(5,234,716)
Class T Shares	143,044	2,637,118
Net Increase/(Decrease) from Capital Share Transactions	44,244,837	(2,597,598)
Net Increase/(Decrease) in Net Assets	44,268,018	(2,596,787)
Net Assets:
Beginning of period	1,165,737,519	1,168,334,306
End of period	$1,210,005,537	$1,165,737,519

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	—(2)	0.01	0.02	0.01
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	—	—	0.01	0.02	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—(2)	(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	—	—	(0.01)	(0.02)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	1.05%	1.80%	0.92%
Net Assets, End of Period (in thousands)	$1,194,067	$1,149,942	$1,155,176	$910,866	$840,396
Average Net Assets for the Period (in thousands)	$1,134,774	$1,202,890	$1,006,448	$886,310	$852,513
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.57%	0.62%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.28%	0.13%	0.53%	0.57%	0.57%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.98%	1.79%	0.91%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson Money Market Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	—(2)	0.01	0.02	0.01
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	—	—	0.01	0.02	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—(2)	(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	—	—	(0.01)	(0.02)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	1.03%	1.79%	0.89%
Net Assets, End of Period (in thousands)	$15,939	$15,795	$13,158	$12,045	$12,467
Average Net Assets for the Period (in thousands)	$16,109	$14,191	$13,238	$11,795	$13,647
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.59%	0.65%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.28%	0.13%	0.55%	0.59%	0.59%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	1.02%	1.76%	0.87%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 38 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

The Fund is classified as a “retail money market fund,” as such term is defined in or interpreted under the rules governing money market funds. A retail money market fund is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons, which means that the Fund’s Shares can only be held through individual investors. In order to make an initial investment in the Fund, the Fund requires that a shareholder provide certain information (e.g., Social Security number or government-issued identification) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons, such as business and limited liability company accounts, charitable or financial organizations, and corporate and S-Corp accounts, are not eligible to invest in the Fund, and will be involuntarily redeemed from the Fund after having been provided sufficient notice.

As a retail money market fund, the Fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Pursuant to Rule 2a-7 under the 1940 Act, the Trustees are permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the Fund for up to 10 business days (in any 90-day period) in the event that the Fund’s weekly liquid assets fall below certain designated thresholds.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Trustees are permitted, but not required, to (i) impose a liquidity fee of no more than 2% of the amount redeemed and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Trustees determine that such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the Fund. A liquidity fee or redemption gate may be imposed as early as the same day that the Fund's weekly liquid assets fall below the 30% or 10% thresholds.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

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Janus Henderson Money Market Fund

Notes to Financial Statements

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

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Janus Henderson Money Market Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the

14	JUNE 30, 2022

Janus Henderson Money Market Fund

Notes to Financial Statements

financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

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Janus Henderson Money Market Fund

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Variable and Floating Rate Notes

The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. The Fund may purchase variable and floating rate demand notes of U.S. Government issuers or commercial banks. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note

16	JUNE 30, 2022

Janus Henderson Money Market Fund

Notes to Financial Statements

does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

The Adviser may waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate the Adviser at an annual rate of 0.36% and 0.38%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with the Adviser on behalf of the Fund. The Adviser does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 18,399	$ 17,928	$ -	$ -	$ -	$ (30,747)	$ -

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Janus Henderson Money Market Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 12,368	$ -	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 13,954	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 5,251	$ -	$ (5,251)

Capital has been adjusted by $5,251, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	635,233,907	$635,233,909	750,105,753	$750,105,752
Reinvested dividends and distributions	7,541	7,541	8,728	8,728
Shares repurchased	(591,139,655)	(591,139,657)	(755,349,193)	(755,349,196)
Net Increase/(Decrease)	44,101,793	$ 44,101,793	(5,234,712)	$ (5,234,716)
Class T Shares:
Shares sold	45,442,255	$ 45,442,256	26,472,033	$ 26,472,033
Reinvested dividends and distributions	181	176	178	178
Shares repurchased	(45,299,388)	(45,299,388)	(23,835,093)	(23,835,093)
Net Increase/(Decrease)	143,048	$ 143,044	2,637,118	$ 2,637,118

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

18	JUNE 30, 2022

Janus Henderson Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Money Market Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	19

Janus Henderson Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Monthly Portfolio Holdings

The Fund files its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed

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the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom

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Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months

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ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

28	JUNE 30, 2022

Janus Henderson Money Market Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

Janus Investment Fund	29

Janus Henderson Money Market Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Money Market Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

Janus Investment Fund	31

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

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Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	33

Janus Henderson Money Market Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Section 163(j) Interest Dividend	100%
Capital Gain Distributions	$5,251

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	35

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	37

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

Janus Investment Fund	39

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

40	JUNE 30, 2022

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

Janus Investment Fund	41

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David Spilsted 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Money Market Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors US LLC.
Garrett Strum 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Money Market Fund	5/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors US LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	43

Janus Henderson Money Market Fund

Notes

NotesPage1

44	JUNE 30, 2022

Janus Henderson Money Market Fund

Notes

NotesPage2

Janus Investment Fund	45

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93027 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Multi-Sector Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Multi-Sector Income Fund

Janus Henderson Multi-Sector Income Fund (unaudited)

FUND SNAPSHOT

 This multi-sector income fund seeks high current income with a secondary focus on capital appreciation. Our approach leverages dynamic allocation and a bottom-up, fundamentally driven process that focuses on identifying the best risk-adjusted opportunities across fixed income sectors.

John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2022, the Janus Henderson Multi-Sector Income Fund’s Class I shares returned -9.99% compared with a -10.29% return for the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

The period commenced with strengthening economic conditions and improving consumer sentiment. Following record stimulus in response to the COVID pandemic, economic growth was strong, asset prices had recovered, and the unemployment rate was trending down steadily. Despite the emergence of new COVID variants during the first half of the period – that slowed the gains in spending and labor market participation – the recovery continued, largely due to ongoing accommodative monetary policy. While COVID continued to be a nagging factor, the main story of the period turned out to be the rapid rise of inflation, the Federal Reserve’s (Fed) slow but increasingly aggressive response to taming it, and the sharp repricing of risk assets in expectation of a higher rate environment.

Inflation continued to rise, with the Fed initially communicating that inflation was “transitory” and would abate once supply chain disruptions were alleviated. In hindsight, this turned out to be a policy error on the Fed’s part: With each passing month, inflation continued to rise, the anticipated peak did not materialize, and it became increasingly difficult for the transitory thesis to hold. Credit markets held steady through the end of 2021, but with Russia’s invasion of Ukraine early in 2022, oil, gas and commodities prices spiked, signaling further upward pressure on inflation. At this point the Fed finally acknowledged inflation was not transitory and made a hawkish pivot, raising rates 1.50% through the end of the period. Further, it communicated it was committed to bringing down inflation with future hikes. Markets repriced aggressively and risk assets recorded significantly negative returns in response.

Toward period end, we witnessed deterioration in economic growth and consumer sentiment, with an economic slowdown or recession seeming more likely as a result of tighter monetary policy. Both credit and interest rate sectors recorded negative returns, with most of the move occurring in the second half of the period. The yield on the 10-year U.S. Treasury rose from 1.47% to 3.01% during the period, while credit spreads simultaneously widened across all sectors.

PERFORMANCE DISCUSSION

Our favorable view on the U.S. economy early in the period, and the belief that the Fed likely would remain accommodative, led us at first to maintain our overweight exposure to credit markets broadly, including a material out-of-index position in high-yield corporate bonds. We also focused on maintaining a diversified portfolio, decreasing our overall corporate bond allocation and raising exposure to certain structured securities such as asset-backed securities, commercial mortgage-backed securities and both non-agency residential mortgages and agency mortgage-backed securities (MBS). We held the view that these sectors could provide additional sources of income while diversifying our risk factors.

The Fed’s hawkish pivot early in 2022 and the promise of more aggressive rate hikes prompted us to significantly reduce the Fund’s exposure to interest rates across the portfolio in March, while expectations for continued uncertainty surrounding the Russia/Ukraine conflict led us to reduce corporate risk, primarily through lower exposure to the high-yield corporate bond market. As the period continued, central banks become more aggressive in their efforts to tame inflation and we witnessed some deterioration in the macro environment, we continued our efforts to raise the overall credit quality of the Fund. We selectively added exposure to investment-grade corporate bonds, believing they offered increasingly attractive valuations and would provide greater stability to the overall portfolio in the event higher interest rates and/or

Janus Investment Fund	1

Janus Henderson Multi-Sector Income Fund (unaudited)

geopolitical factors raised fears of the U.S. economy entering a recession.

Our consistent duration underweight was a strong contributor to relative outperformance during the fiscal year. By period end, we felt much of the rise in rates had already occurred and we moved to increase duration in the Fund, though we remained underweight. Security selection decisions were also additive overall, with particular strength in our MBS holdings. Despite reducing our exposure to the high-yield corporate bond market over the period, this out-of-index allocation was the largest drag on performance, particularly amid the broad sell-off in risk assets in 2022. Our out-of-index allocations to non-agency mortgages and collateralized loan obligations also detracted from relative performance.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

High inflation – and the Fed’s late but increasingly aggressive response to taming it – has been the story of the year, and it will likely continue to be until inflation trends back meaningfully to the central bank’s target range. The Fed has struck a far more austere tone of late, making it clear that it is intent on preventing the short-term inflation problem from becoming a long-term one. We do not believe that the Fed is bluffing at this juncture: We expect it will act in line with its narrative by tightening monetary conditions until inflation is on a clear path back to where it should be.

Of course, the key risk in the Fed’s eleventh-hour crusade is that it overtightens and tips the U.S. economy into at best a growth slowdown but more likely a recession. This is a risk the Fed appears willing to take, thanks in part to the strength of the economy – unemployment is back to pre-pandemic lows and both consumer and corporate balance sheets are strong. Essentially the Fed believes the consumer and corporates are in good enough shape to handle a recession if one transpires due to monetary tightening.

While the economic situation is sobering, we believe that being well positioned is key. Following the repricing in much of the fixed income market, bonds are now offering some of the most attractive yields we’ve seen since the Global Financial Crisis. Even as the likelihood of an economic slowdown or recession grows, we think that slowing growth is likely to place a ceiling on intermediate and long-term rates in the near term, which should provide some support for assets with exposure to interest rate risk. Within credit spread products, any continued deterioration in the macro environment is likely to place further pressure on credit spreads. We therefore remain cautiously positioned within our spread sector allocation, while being prepared to take advantage of market weakness to add risk to the portfolio should spreads widen significantly from current levels.

Thank you for investing in the Janus Henderson Multi-Sector Income Fund.

2	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund (unaudited)

Fund At A Glance

June 30, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	3.69%	3.69%
Class A Shares MOP	3.51%	3.51%
Class C Shares**	2.92%	2.92%
Class D Shares	3.85%	3.85%
Class I Shares	3.91%	3.91%
Class N Shares	4.01%	4.01%
Class S Shares	3.25%	3.48%
Class T Shares	3.76%	3.76%
Weighted Average Maturity		5.7 Years
Average Effective Duration***		4.1 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	22.6%
AA	3.5%
A	2.5%
BBB	13.4%
BB	14.6%
B	10.7%
CCC	5.4%
CC	0.1%
Not Rated	45.9%
Other	-18.7%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Asset-Backed/Commercial Mortgage-Backed Securities	57.8%
Corporate Bonds	30.8%
Mortgage-Backed Securities	22.8%
Bank Loans and Mezzanine Loans	6.3%
Investment Companies	0.9%
Investments Purchased with Cash Collateral from Securities Lending	0.6%
Preferred Stocks	0.2%
Convertible Preferred Stocks	0.1%
Common Stocks	0.1%
Convertible Corporate Bonds	0.1%
Other	(19.7)%
100.0%

Janus Investment Fund	3

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-10.18%	2.16%	3.07%	0.91%	0.91%
Class A Shares at MOP	-14.40%	1.17%	2.47%
Class C Shares at NAV	-10.86%	1.36%	2.31%	1.68%	1.68%
Class C Shares at CDSC	-11.72%	1.36%	2.31%
Class D Shares	-10.03%	2.30%	3.23%	0.74%	0.74%
Class I Shares	-9.99%	2.39%	3.33%	0.69%	0.69%
Class N Shares	-9.91%	2.44%	3.38%	0.60%	0.60%
Class S Shares	-10.39%	2.09%	3.01%	1.43%	1.14%
Class T Shares	-10.12%	2.22%	3.14%	0.85%	0.85%
Bloomberg U.S. Aggregate Bond Index	-10.29%	0.88%	1.64%
Morningstar Quartile - Class I Shares	2nd	1st	1st
Morningstar Ranking - based on total returns for Multisector Bond Funds	135/346	29/270	10/206

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

4	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 28, 2014

‡ As stated in the prospectus. Net expense ratios reflect the expense waivers, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Multi-Sector Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class A Shares	$1,000.00	$896.40	$4.23	$1,000.00	$1,020.33	$4.51	0.90%
Class C Shares	$1,000.00	$893.10	$7.74	$1,000.00	$1,016.61	$8.25	1.65%
Class D Shares	$1,000.00	$897.10	$3.48	$1,000.00	$1,021.12	$3.71	0.74%
Class I Shares	$1,000.00	$897.30	$3.29	$1,000.00	$1,021.32	$3.51	0.70%
Class N Shares	$1,000.00	$897.70	$2.78	$1,000.00	$1,021.87	$2.96	0.59%
Class S Shares	$1,000.00	$895.40	$5.40	$1,000.00	$1,019.09	$5.76	1.15%
Class T Shares	$1,000.00	$896.70	$3.90	$1,000.00	$1,020.68	$4.16	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 57.8%
Aaset 2019-2 Trust, 6.4130%, 10/16/39 (144A)	$4,723,808	$2,258,463
ACC Auto Trust 2021-A C, 3.7900%, 4/15/27 (144A)	6,000,000	5,691,648
ACC Auto Trust 2021-A D, 6.1000%, 6/15/29 (144A)	3,700,000	3,536,873
ACM Auto Trust 2022-1A C, 5.4800%, 4/20/29 (144A)	8,250,000	8,179,489
Affirm Asset Securitization Trust 2021-A C, 1.6600%, 8/15/25 (144A)	7,630,000	7,276,191
Affirm Asset Securitization Trust 2021-A D, 3.4900%, 8/15/25 (144A)	3,350,000	3,212,056
Affirm Asset Securitization Trust 2021-A E, 5.6500%, 8/15/25 (144A)	2,010,000	1,958,988
AGL CLO 1 Ltd 2021-10A A,
ICE LIBOR USD 3 Month + 1.1300%, 2.1743%, 4/15/34 (144A)‡	5,000,000	4,815,795
AGL CLO 1 Ltd 2021-10A D,
ICE LIBOR USD 3 Month + 2.9000%, 3.9443%, 4/15/34 (144A)‡	8,000,000	7,273,944
Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8000%, 8/15/27 (144A)	7,248,178	7,151,640
Apidos CLO 2013-12A ER,
ICE LIBOR USD 3 Month + 5.4000%, 5.6413%, 4/15/31 (144A)‡	3,150,000	2,637,643
Apidos CLO 2013-15A A1RR,
ICE LIBOR USD 3 Month + 1.0100%, 2.0727%, 4/20/31 (144A)‡	4,209,000	4,129,627
Atrium CDO Corp 12A AR,
ICE LIBOR USD 3 Month + 0.8300%, 1.9663%, 4/22/27 (144A)‡	10,686,201	10,532,096
Avis Budget Rental Car Funding AESOP LLC 2018-2A D, 3.0400%, 3/20/25 (144A)	13,000,000	12,326,948
Avis Budget Rental Car Funding AESOP LLC 2019-2A D, 3.0400%, 9/22/25 (144A)	5,000,000	4,693,467
Avis Budget Rental Car Funding AESOP LLC 2021-1A D, 3.7100%, 8/20/27 (144A)	6,000,000	5,323,198
BAMLL Commercial Mortgage Securities Trust 2014-FRR4 CK29,
0%, 5/27/23 (144A)	15,370,000	14,203,137
BCP Trust 2021-330N D,
ICE LIBOR USD 1 Month + 2.4920%, 3.8160%, 6/15/38 (144A)‡	10,000,000	9,381,692
Benefit Street Partners CLO Ltd 2016-10A CRR,
ICE LIBOR USD 3 Month + 3.5000%, 4.5627%, 4/20/34 (144A)‡	6,750,000	6,080,920
Benefit Street Partners CLO Ltd 2016-10A DRR,
ICE LIBOR USD 3 Month + 6.7500%, 7.8127%, 4/20/34 (144A)‡	5,000,000	4,404,005
Benefit Street Partners CLO Ltd 2020-21A ER,
ICE LIBOR USD 3 Month + 6.7000%, 7.7443%, 10/15/34 (144A)‡	3,000,000	2,631,579
BlueMountain CLO XXVI Ltd 2019-24A ER,
ICE LIBOR USD 3 Month + 6.8400%, 7.0940%, 4/20/34 (144A)‡	6,500,000	5,708,904
BlueMountain CLO XXVI Ltd 2019-25A D2R,
ICE LIBOR USD 3 Month + 4.1500%, 4.3913%, 7/15/36 (144A)‡	6,250,000	5,687,944
BlueMountain CLO XXVI Ltd 2019-25A ER,
ICE LIBOR USD 3 Month + 7.2500%, 8.2943%, 7/15/36 (144A)‡	6,000,000	5,271,000
BlueMountain CLO XXVI Ltd 2019-26A ER,
ICE LIBOR USD 3 Month + 7.1300%, 8.1927%, 10/20/34 (144A)‡	7,000,000	6,300,700
BlueMountain CLO XXVI Ltd 2021-28A A,
ICE LIBOR USD 3 Month + 1.2600%, 2.3043%, 4/15/34 (144A)‡	5,000,000	4,863,570
BPR Trust 2022-OANA D,
CME Term SOFR 1 Month + 3.6950%, 4.4770%, 4/15/37 (144A)‡	15,000,000	14,452,130
Business Jet Securities LLC 2020-1A B, 3.9670%, 11/15/35 (144A)	5,069,783	4,585,285
Business Jet Securities LLC 2021-1A B, 2.9180%, 4/15/36 (144A)	2,266,438	2,024,917
Business Jet Securities LLC 2021-1A C, 5.0670%, 4/15/36 (144A)	2,250,216	2,007,006
Business Jet Securities LLC 2022-1A C, 6.4130%, 6/15/37 (144A)	4,765,616	4,642,663
BX Commercial Mortgage Trust 2019-MMP F,
ICE LIBOR USD 1 Month + 2.7921%, 4.1161%, 8/15/36 (144A)‡	12,935,269	12,331,836
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.0000%, 3.3240%, 10/15/36 (144A)‡	2,550,000	2,454,907
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.6500%, 3.9740%, 10/15/36 (144A)‡	15,440,250	14,460,648
BX Commercial Mortgage Trust 2021-21M E,
ICE LIBOR USD 1 Month + 2.1710%, 3.4950%, 10/15/36 (144A)‡	9,000,000	8,257,175
BX Commercial Mortgage Trust 2021-ARIA E,
ICE LIBOR USD 1 Month + 2.2445%, 3.5685%, 10/15/36 (144A)‡	10,000,000	9,334,236
BX Commercial Mortgage Trust 2021-LBA EJV,
ICE LIBOR USD 1 Month + 2.0000%, 3.3250%, 2/15/36 (144A)‡	11,200,000	10,280,237

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
BX Commercial Mortgage Trust 2021-LBA EV,
ICE LIBOR USD 1 Month + 2.0000%, 3.3250%, 2/15/36 (144A)‡	$9,000,000		$8,192,861
BX Commercial Mortgage Trust 2021-SOAR J,
ICE LIBOR USD 1 Month + 3.7500%, 5.0750%, 6/15/38 (144A)‡	9,229,088		8,686,466
BX Commercial Mortgage Trust 2021-VINO G,
ICE LIBOR USD 1 Month + 3.9523%, 5.2763%, 5/15/38 (144A)‡	12,000,000		11,103,701
BX Commercial Mortgage Trust 2021-VOLT F,
ICE LIBOR USD 1 Month + 2.4000%, 3.7240%, 9/15/36 (144A)‡	8,440,000		7,871,152
BX Commercial Mortgage Trust 2021-VOLT G,
ICE LIBOR USD 1 Month + 2.8500%, 4.1740%, 9/15/36 (144A)‡	6,000,000		5,411,636
Carlyle Global Markets Strategies 2012-3A CR2,
ICE LIBOR USD 3 Month + 3.5000%, 3.7384%, 1/14/32 (144A)‡	4,139,000		3,628,856
Carvana Auto Receivables Trust 2019-2A XS, 0%, 4/15/26 (144A)‡,¤	118,935,665		441,251
Carvana Auto Receivables Trust 2019-4A XS, 0%, 10/15/26 (144A)‡,¤	84,025,209		360,468
Carvana Auto Receivables Trust 2021-N3 E, 3.1600%, 6/12/28 (144A)	12,890,000		11,746,835
Carvana Auto Receivables Trust 2021-N3 N, 2.5300%, 6/12/28 (144A)	521,599		521,426
Carvana Auto Receivables Trust 2021-N4 N, 2.9900%, 9/11/28 (144A)	926,237		925,133
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	488,415		383,406
Castlelake Aircraft Securitization Trust 2018-1, 6.6250%, 6/15/43 (144A)	3,830,196		2,471,686
CBAM CLO Management 2019-10A E,
ICE LIBOR USD 3 Month + 7.0000%, 8.0627%, 4/20/32 (144A)‡	3,000,000		2,663,184
CBAM CLO Management 2020-13A A,
ICE LIBOR USD 3 Month + 1.4300%, 2.4927%, 1/20/34 (144A)‡	6,000,000		5,900,496
CBAM CLO Management 2021-14A A,
ICE LIBOR USD 3 Month + 1.1000%, 2.1627%, 4/20/34 (144A)‡	15,000,000		14,506,575
CBAM CLO Management 2021-14A D,
ICE LIBOR USD 3 Month + 3.1000%, 4.1627%, 4/20/34 (144A)‡	10,000,000		8,827,270
Chase Auto Credit Linked Note 2021-3 E, 2.1020%, 2/26/29 (144A)	1,583,771		1,533,454
Chase Auto Credit Linked Notes 2021-1 E, 2.3650%, 9/25/28 (144A)	1,978,226		1,942,701
Chase Auto Credit Linked Notes 2021-1 F, 4.2800%, 9/25/28 (144A)	3,337,000		3,213,015
Chase Mortgage Finance Corp 2021-CL1 M4,
US 30 Day Average SOFR + 2.6500%, 3.5757%, 2/25/50 (144A)‡	2,669,467		2,504,691
Chase Mortgage Finance Corp 2021-CL1 M5,
US 30 Day Average SOFR + 3.2500%, 4.1757%, 2/25/50 (144A)‡	1,067,919		999,241
CIFC Funding Ltd 2015-3A DR,
ICE LIBOR USD 3 Month + 2.5000%, 3.5443%, 4/19/29 (144A)‡	2,097,500		1,851,795
CIFC Funding Ltd 2016-1A D2RR,
ICE LIBOR USD 3 Month + 4.2500%, 5.3483%, 10/21/31 (144A)‡	5,000,000		4,640,165
CIM Retail Portfolio Trust 2021-RETL E,
ICE LIBOR USD 1 Month + 3.7500%, 5.0750%, 8/15/36 (144A)‡	3,900,000		3,801,248
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	6,664,697		6,339,284
Citigroup Commercial Mortgage Trust 2018-C5, 0.6899%, 6/10/51‡,¤	36,034,362		1,155,009
Citigroup Commercial Mortgage Trust 2021-PRM2 E,
ICE LIBOR USD 1 Month + 2.4000%, 3.7250%, 10/15/36 (144A)‡	2,000,000		1,894,241
Citigroup Commercial Mortgage Trust 2021-PRM2 F,
ICE LIBOR USD 1 Month + 3.7500%, 5.0750%, 10/15/36 (144A)‡	6,000,000		5,670,440
Citigroup Commercial Mortgage Trust 2021-PRM2 G,
ICE LIBOR USD 1 Month + 4.5000%, 5.8250%, 10/15/36 (144A)‡	6,000,000		5,827,587
Citigroup Commercial Mortgage Trust 2021-PRM2 J,
ICE LIBOR USD 1 Month + 5.4000%, 6.7250%, 10/15/36 (144A)‡	6,000,000		5,663,766
Coinstar Funding LLC 2017-1A A2, 5.2160%, 4/25/47 (144A)	12,810,750		12,422,794
Cold Storage Trust 2020-ICE5 F,
ICE LIBOR USD 1 Month + 3.4925%, 4.8165%, 11/15/37 (144A)‡	12,828,026		12,191,208
Cologix Data Centers Issuer LLC 2022-1CAN A2, 4.9400%, 1/25/52 (144A)	5,000,000	CAD	3,627,203
COLT Funding LLC 2021-3R B1, 3.5630%, 12/25/64 (144A)‡	2,547,000		2,153,295
COLT Funding LLC 2021-3R B2, 4.5660%, 12/25/64 (144A)‡	2,145,000		1,946,277
Conn Funding II LP 2021-A B, 2.8700%, 5/15/26 (144A)	3,140,000		3,056,884
Connecticut Avenue Securities Trust 2017-C05 1M2C,
ICE LIBOR USD 1 Month + 2.2000%, 3.8236%, 1/25/30‡	11,211,032		11,221,410

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Connecticut Avenue Securities Trust 2018-C05 1B1,
ICE LIBOR USD 1 Month + 4.2500%, 5.8736%, 1/25/31‡	$5,692,259	$5,655,163
Connecticut Avenue Securities Trust 2018-R07 1B1,
ICE LIBOR USD 1 Month + 4.3500%, 5.9736%, 4/25/31 (144A)‡	4,000,000	3,976,051
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 3.9236%, 8/25/31 (144A)‡	178,583	177,930
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 4.1500%, 5.7736%, 8/25/31 (144A)‡	20,849,000	20,613,021
Connecticut Avenue Securities Trust 2019-R03 1B1,
ICE LIBOR USD 1 Month + 4.1000%, 5.7236%, 9/25/31 (144A)‡	13,230,669	13,079,089
Connecticut Avenue Securities Trust 2019-R04 2B1,
ICE LIBOR USD 1 Month + 5.2500%, 6.8736%, 6/25/39 (144A)‡	5,648,548	5,724,443
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 4.1000%, 5.7236%, 7/25/39 (144A)‡	9,119,291	8,908,668
Connecticut Avenue Securities Trust 2021-R02 2B1,
US 30 Day Average SOFR + 3.3000%, 4.2257%, 11/25/41 (144A)‡	7,600,000	6,561,266
Connecticut Avenue Securities Trust 2022-R01 1B1,
US 30 Day Average SOFR + 3.1500%, 4.0757%, 12/25/41 (144A)‡	13,477,000	10,792,731
Connecticut Avenue Securities Trust 2022-R02 2B1,
US 30 Day Average SOFR + 4.5000%, 5.4257%, 1/25/42 (144A)‡	17,053,000	15,460,178
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 2.9257%, 3/25/42 (144A)‡	12,824,489	12,568,827
Credit Suisse Commercial Mortgage Trust 2019-ICE4 F,
ICE LIBOR USD 1 Month + 2.6500%, 3.9740%, 5/15/36 (144A)‡	14,200,000	13,485,397
Credit Suisse Commercial Mortgage Trust 2020-TMIC A,
ICE LIBOR USD 1 Month + 3.0000%, 4.3240%, 12/15/35 (144A)‡	15,000,000	14,814,703
Credit Suisse Commercial Mortgage Trust 2020-UNFI,
ICE LIBOR USD 1 Month + 3.6682%, 4.7882%, 12/15/22 (144A)‡	15,000,000	14,657,641
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 5.2943%, 4/15/23 (144A)‡	12,581,125	12,212,034
CSAIL 2021-C20 XA, 1.1700%, 3/15/54‡,¤	60,475,669	4,133,977
DBCCRE Mortgage Trust 2014-ARCP D, 5.0990%, 1/10/34 (144A)‡	1,000,000	986,700
DBCCRE Mortgage Trust 2014-ARCP E, 5.0990%, 1/10/34 (144A)‡	2,848,000	2,726,732
DBCCRE Mortgage Trust 2014-ARCP F, 5.0990%, 1/10/34 (144A)‡	11,442,000	10,872,967
Diamond Infrastructure Funding LLC 2021-1A B, 2.3550%, 4/15/49 (144A)	4,000,000	3,435,121
Diamond Infrastructure Funding LLC 2021-1A C, 3.4750%, 4/15/49 (144A)	3,420,000	2,907,958
Diamond Issuer LLC 2021-1A C, 3.7870%, 11/20/51 (144A)	5,000,000	4,238,771
Diamond Resorts Owner Trust 2021-1A D, 3.8300%, 11/21/33 (144A)	797,880	762,792
DROP Mortgage Trust 2021-FILE D,
ICE LIBOR USD 1 Month + 2.7500%, 4.0700%, 10/15/43 (144A)‡	15,000,000	13,983,933
Dryden Senior Loan Fund 2020-83A D,
ICE LIBOR USD 3 Month + 3.5000%, 4.5443%, 1/18/32 (144A)‡	6,000,000	5,556,792
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	3,163,638	893,766
Elmwood CLO VIII Ltd 2021-1A A,
ICE LIBOR USD 3 Month + 1.2400%, 2.3027%, 1/20/34 (144A)‡	5,000,000	4,863,930
Elmwood CLO VIII Ltd 2021-1A D,
ICE LIBOR USD 3 Month + 3.0000%, 4.0627%, 1/20/34 (144A)‡	3,000,000	2,800,074
Exeter Automobile Receivables Trust 2020-1A E, 3.7400%, 1/15/27 (144A)	3,000,000	2,928,311
Exeter Automobile Receivables Trust 2020-2A E, 7.1900%, 9/15/27 (144A)	6,794,000	6,908,502
Extended Stay America Trust 2021-ESH E,
ICE LIBOR USD 1 Month + 2.8500%, 4.1750%, 7/15/38 (144A)‡	15,057,330	14,454,337
ExteNet Issuer LLC, 5.2190%, 7/26/49 (144A)	4,000,000	3,799,573
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 55.0000%, 43.3212%, 10/25/40‡	588,203	1,257,002
Fannie Mae REMICS, 3.0000%, 5/25/48	16,919	16,170
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 4.4264%, 8/25/48‡,¤	7,877,065	1,102,565
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	6,026,000	6,038,805
Flagstar Mortgage Trust 2021-13IN A17, 3.0000%, 12/30/51 (144A)‡	16,386,193	14,221,410
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	42,213,466	37,641,044
Foursight Capital Auto Receivables Trust 2020-1 F, 4.6200%, 6/15/27 (144A)	1,250,000	1,248,862

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Freddie Mac Multifamily Structured Credit Risk 2021-MN1 B1,
US 30 Day Average SOFR + 7.7500%, 8.6757%, 1/25/51 (144A)‡	$1,000,000	$984,653
Freddie Mac Multifamily Structured Credit Risk 2021-MN1 M2,
US 30 Day Average SOFR + 3.7500%, 4.6757%, 1/25/51 (144A)‡	2,000,000	1,709,051
Freddie Mac Multifamily Structured Credit Risk 2021-MN3 M2,
US 30 Day Average SOFR + 4.0000%, 4.5845%, 11/25/51 (144A)‡	10,000,000	8,865,548
Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA2 B1,
ICE LIBOR USD 1 Month + 3.7000%, 5.3236%, 12/25/30 (144A)‡	5,607,000	5,481,313
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA3 B1,
ICE LIBOR USD 1 Month + 5.1000%, 6.7236%, 6/25/50 (144A)‡	6,332,862	6,485,336
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA3 M2,
ICE LIBOR USD 1 Month + 3.6000%, 5.2236%, 7/25/50 (144A)‡	285,323	285,359
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 B1,
ICE LIBOR USD 1 Month + 5.2500%, 6.8736%, 9/25/50 (144A)‡	8,939,000	9,214,271
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 B1,
US 30 Day Average SOFR + 4.0000%, 4.9257%, 11/25/50 (144A)‡	5,441,430	5,172,301
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 B2,
US 30 Day Average SOFR + 6.0000%, 6.9257%, 8/25/33 (144A)‡	12,308,000	9,818,554
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 3.2257%, 8/25/33 (144A)‡	1,483,000	1,401,734
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA3 B2,
US 30 Day Average SOFR + 6.2500%, 7.1757%, 10/25/33 (144A)‡	20,836,000	17,020,896
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA5 B1,
US 30 Day Average SOFR + 3.0500%, 3.9757%, 1/25/34 (144A)‡	6,624,000	5,719,416
FREMF Mortgage Trust 2018-KF45,
ICE LIBOR USD 1 Month + 1.9500%, 3.0699%, 3/25/25 (144A)‡	426,398	421,793
FREMF Mortgage Trust 2018-KL2P BPZ,
ICE LIBOR USD 1 Month + 2.5000%, 3.6199%, 1/25/28 (144A)‡	5,597,272	5,497,351
FREMF Mortgage Trust 2018-KSW4 C,
ICE LIBOR USD 1 Month + 5.0000%, 6.1199%, 10/25/28‡	8,167,653	7,641,975
FREMF Mortgage Trust 2019-KF70 C,
ICE LIBOR USD 1 Month + 6.0000%, 7.1199%, 9/25/29 (144A)‡	13,299,902	13,092,207
FREMF Mortgage Trust 2019-KF72,
ICE LIBOR USD 1 Month + 2.1000%, 3.2199%, 11/25/26 (144A)‡	3,219,329	3,137,041
Gam Resecuritization Trust 2021-FRR2 BK74, 0%, 9/27/51 (144A)◊	11,000,000	7,614,039
Gam Resecuritization Trust 2021-FRR2 CK74, 0%, 9/27/51 (144A)◊	18,068,494	11,792,081
GCAT 2022-INV1 A26, 3.0000%, 12/25/51 (144A)‡	17,902,587	15,732,244
Golden Tree Loan Management US CLO1 Ltd 2017-1A ER2,
ICE LIBOR USD 3 Month + 6.5000%, 6.7540%, 4/20/34 (144A)‡	5,000,000	4,359,620
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.5500%, 3.9549%, 1/20/44‡,¤	403,106	46,790
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 4.6407%, 10/16/55‡,¤	512,822	39,668
Government National Mortgage Association, 0.2865%, 1/16/60‡,¤	12,700,213	410,165
Great Wolf Trust,
ICE LIBOR USD 1 Month + 2.7320%, 4.0560%, 12/15/36 (144A)‡	19,500,000	18,204,775
Great Wolf Trust,
ICE LIBOR USD 1 Month + 3.1310%, 4.4550%, 12/15/36 (144A)‡	3,899,000	3,573,324
GS Mortgage Securities Trust 2017-SLP F, 4.7443%, 10/10/32 (144A)‡	6,500,000	6,391,430
GS Mortgage Securities Trust 2017-SLP G, 4.7443%, 10/10/32 (144A)‡	1,831,000	1,781,627
Hertz Vehicle Financing LLC 2021-1A D, 3.9800%, 12/26/25 (144A)	15,000,000	13,927,878
HGI CRE CLO Ltd 2021-FL1 D,
ICE LIBOR USD 1 Month + 2.3500%, 3.8593%, 6/16/36 (144A)‡	5,000,000	4,795,359
Highbridge Loan Management Ltd 10A-16 DR,
ICE LIBOR USD 3 Month + 6.4100%, 7.4727%, 4/20/34 (144A)‡	9,000,000	7,736,580
Highbridge Loan Management Ltd 2021-16A A1,
ICE LIBOR USD 3 Month + 1.1400%, 2.3240%, 1/23/35 (144A)‡	14,722,000	14,176,005
Hilton Grand Vacations Trust 2022-1D D, 6.7900%, 6/20/34 (144A)	3,180,147	3,155,077
Home Partners of America Trust 2021-2 F, 3.7990%, 12/17/26 (144A)	19,635,888	18,401,319
Home Partners of America Trust 2021-3 F, 4.2420%, 1/17/41 (144A)	4,799,032	4,091,183

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Hotwire Funding LLC 2021-1 C, 4.4590%, 11/20/51 (144A)	$3,000,000	$2,753,349
JP Morgan Chase Commercial Mortgage Sec Trust 2021-NYAH E,
ICE LIBOR USD 1 Month + 1.8400%, 3.1640%, 6/15/38 (144A)‡	5,000,000	4,705,056
JP Morgan Chase Commercial Mortgage Sec Trust 2022-NLP D,
CME Term SOFR 1 Month + 2.1664%, 3.4451%, 4/15/37 (144A)‡	19,300,000	18,073,917
Kayne CLO 10 Ltd 2021-10A A,
ICE LIBOR USD 3 Month + 1.1700%, 1.4289%, 4/23/34 (144A)‡	12,500,000	12,128,800
KNDL Mortgage Trust 2019-KNSQ F,
ICE LIBOR USD 1 Month + 2.0000%, 3.3240%, 5/15/36 (144A)‡	2,000,000	1,931,336
LCM LP XIV, ICE LIBOR USD 3 Month + 1.0400%, 2.1027%, 7/20/31 (144A)‡	4,640,000	4,519,263
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	4,736,908	4,652,586
Lendbuzz Securitization Trust 2021-1A A, 5.9900%, 12/15/28 (144A)‡	5,594,000	5,559,010
Life Financial Services Trust 2021-BMR E,
ICE LIBOR USD 1 Month + 1.7500%, 3.0740%, 3/15/38 (144A)‡	27,523,164	25,709,180
Life Financial Services Trust 2022-BMR2 D,
CME Term SOFR 1 Month + 2.5419%, 3.8206%, 5/15/39 (144A)‡	10,000,000	9,546,426
LoanMe Trust SBL 2019-1, 10.0000%, 8/15/30 (144A)Ç	8,036,693	7,954,784
Longfellow Place CLO Ltd 2013-1A DRR,
ICE LIBOR USD 3 Month + 4.5000%, 5.5443%, 4/15/29 (144A)‡	3,000,000	2,879,979
LUXE Commercial Mortgage Trust 2021-TRIP E,
ICE LIBOR USD 1 Month + 2.7500%, 4.0740%, 10/15/38 (144A)‡	8,000,000	7,521,401
LUXE Commercial Mortgage Trust 2021-TRIP F,
ICE LIBOR USD 1 Month + 3.2500%, 4.5740%, 10/15/38 (144A)‡	8,000,000	7,456,643
Luxury Lease Partners Auto Trust 2021-ARC2 A, 3.0000%, 7/15/27 (144A)	2,648,636	2,592,011
Madison Park Funding Ltd 2016-22A DR,
ICE LIBOR USD 3 Month + 3.5000%, 4.5443%, 1/15/33 (144A)‡	8,500,000	7,886,206
Madison Park Funding Ltd 2018-32A A1R,
ICE LIBOR USD 3 Month + 1.0000%, 1.2589%, 1/22/31 (144A)‡	10,000,000	9,766,160
Madison Park Funding Ltd 2018-32A DR,
ICE LIBOR USD 3 Month + 3.2000%, 3.4589%, 1/22/31 (144A)‡	7,000,000	6,571,222
Madison Park Funding Ltd 2021-38A A,
ICE LIBOR USD 3 Month + 1.1200%, 2.1643%, 7/17/34 (144A)‡	5,000,000	4,831,215
Magnetite CLO Ltd 2015-12A ARR,
ICE LIBOR USD 3 Month + 1.1000%, 2.1443%, 10/15/31 (144A)‡	4,375,000	4,279,013
MBRT 2019-MBR H1,
ICE LIBOR USD 1 Month + 4.2500%, 5.5740%, 11/15/36 (144A)‡	5,000,000	4,842,060
MBRT 2019-MBR H2,
ICE LIBOR USD 1 Month + 5.2000%, 6.5240%, 11/15/36 (144A)‡	1,950,000	1,885,823
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 3.3250%, 11/15/38 (144A)‡	18,386,000	17,437,846
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 5.3250%, 11/15/38 (144A)‡	7,733,000	7,234,190
MED Trust 2021-MDLN G,
ICE LIBOR USD 1 Month + 5.2500%, 6.5750%, 11/15/38 (144A)‡	15,000,000	14,028,512
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	3,643,509	3,099,314
Mello Warehouse Securitization Trust 2021-1 F,
ICE LIBOR USD 1 Month + 2.7500%, 3.4179%, 2/25/55 (144A)‡	3,386,000	3,203,357
Mercury Financial Credit Card Master Trust 2021-1A B,
2.3300%, 3/20/26 (144A)	5,000,000	4,793,717
Mercury Financial Credit Card Master Trust 2021-1A C,
4.2100%, 3/20/26 (144A)	4,000,000	3,926,297
MHC Commercial Mortgage Trust 2021-MHC E,
ICE LIBOR USD 1 Month + 2.1010%, 3.4250%, 4/15/38 (144A)‡	3,000,000	2,818,605
MHC Commercial Mortgage Trust 2021-MHC G,
ICE LIBOR USD 1 Month + 3.2010%, 4.5250%, 4/15/38 (144A)‡	10,620,000	9,773,299
Mission Lane Credit Card Master Trust 2021-A B, 2.2400%, 9/15/26 (144A)	3,000,000	2,831,254
Mission Lane Credit Card Master Trust 2021-A C, 4.7500%, 9/15/26 (144A)	5,000,000	4,714,674
Multifamily Connecticut Avenue Securities Trust 2019-01,
ICE LIBOR USD 1 Month + 3.2500%, 4.8736%, 10/15/49 (144A)‡	18,756,000	16,583,035

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Multifamily Connecticut Avenue Securities Trust 2020-01,
ICE LIBOR USD 1 Month + 3.7500%, 5.3736%, 3/25/50 (144A)‡	$9,946,000	$8,851,940
Multifamily Connecticut Avenue Securities Trust 2020-01 CE,
ICE LIBOR USD 1 Month + 7.5000%, 9.1236%, 3/25/50 (144A)‡	2,000,000	1,926,752
MVW Owner Trust 2021-1WA D, 3.1700%, 1/22/41 (144A)	2,790,611	2,586,970
NBC Funding LLC 2021-1 B, 4.9700%, 7/30/51 (144A)	3,000,000	2,760,260
Neuberger Berman CLO Ltd,
ICE LIBOR USD 3 Month + 2.8000%, 4.0381%, 1/28/30 (144A)‡	6,000,000	5,395,722
New Residential Mortgage Loan Trust 2022-SFR1 F, 4.4430%, 2/17/39 (144A)	10,500,000	9,315,627
NW Re-Remic Trust 2021-FRR1 BK88, 2.6760%, 12/18/51 (144A)‡	20,000,000	15,896,838
Oak Hill Credit Partners 2012-7A AR3,
ICE LIBOR USD 3 Month + 1.0700%, 2.5480%, 2/20/34 (144A)‡	5,000,000	4,837,650
Oak Street Investment Grade Net Lease Fund 2020-1A B1,
5.1100%, 11/20/50 (144A)	4,499,000	4,030,430
Oak Street Investment Grade Net Lease Fund 2021-1A B1,
4.2300%, 1/20/51 (144A)	2,400,000	2,231,422
Oasis Securitization 2021-1A A, 2.5792%, 2/15/33 (144A)	2,169,820	2,144,458
Oasis Securitization 2021-2A A, 2.1430%, 10/15/33 (144A)	6,968,322	6,822,842
Oasis Securitization 2021-2A B, 5.1470%, 10/15/33 (144A)	6,968,740	6,824,465
OCP CLO Ltd, ICE LIBOR USD 3 Month + 3.0000%, 3.2589%, 4/24/29 (144A)‡	6,000,000	5,808,204
Octagon Investment Partners 42 Ltd 2019-3A AR,
ICE LIBOR USD 3 Month + 1.1400%, 2.1843%, 7/15/34 (144A)‡	10,000,000	9,637,970
Octagon Investment Partners 42 Ltd 2019-3A ER,
ICE LIBOR USD 3 Month + 6.7500%, 7.7943%, 7/15/34 (144A)‡	7,000,000	6,208,601
Octagon Investment Partners 44 Ltd 2019-1A AR,
ICE LIBOR USD 3 Month + 1.1800%, 1.4213%, 10/15/34 (144A)‡	15,000,000	14,407,275
Octagon Investment Partners 44 Ltd 2019-1A ER,
ICE LIBOR USD 3 Month + 6.7500%, 6.9913%, 10/15/34 (144A)‡	6,600,000	5,764,638
Octagon Investment Partners XXI Ltd 2014-1A AAR3,
ICE LIBOR USD 3 Month + 1.0000%, 2.4113%, 2/14/31 (144A)‡	8,000,000	7,799,128
Ondeck Asset Securitization Trust LLC 2021-1A C, 2.9700%, 5/17/27 (144A)	3,000,000	2,836,984
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	5,567,404	4,748,836
Pagaya AI Debt Selection Trust 2021-1 CERT, 0%, 11/15/27 (144A)‡,¤	1,846,154	1,384,616
Pagaya AI Debt Selection Trust 2022-1 C, 4.8880%, 10/15/29 (144A)	3,680,000	3,318,993
Palmer Square Loan Funding 2022-2A D,
CME Term SOFR 3 Month + 6.2000%, 0%, 10/15/30 (144A)‡	5,000,000	4,459,378
Pawnee Equipment Receivables Series 2019-1 LLC, 3.8000%, 1/15/26 (144A)	4,467,000	4,372,870
Pawnee Equipment Receivables Series 2020-1 LLC, 5.4300%, 7/15/27 (144A)	6,165,000	5,952,461
Perimeter Master Note Business Trust, 5.2100%, 5/15/24 (144A)	2,250,000	2,205,929
Point Securitization Trust 2021-1 A1, 3.2282%, 2/25/52 (144A)‡	6,142,717	6,127,912
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	10,143,321	9,592,067
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	12,808,417	12,232,784
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	8,150,359	8,151,615
Pretium Mortgage Credit Partners LLC 2021-RN4 A1, 2.4871%, 10/25/51 (144A)‡	18,114,121	16,915,414
PRIMA Capital Ltd, 4.2500%, 12/25/50 (144A)	10,500,000	8,887,215
Progress Residential Trust 2021-SFR11 F, 4.4200%, 1/17/39 (144A)	4,885,000	4,095,070
Progress Residential Trust 2022-SFR1 F, 4.8800%, 2/17/41 (144A)	9,000,000	7,862,911
Progress Residential Trust 2022-SFR3 F, 6.6000%, 4/17/39 (144A)	2,500,000	2,375,584
Project Silver, 6.9000%, 7/15/44 (144A)‡	898,315	458,354
Raptor Aircraft Finance I LLC, 4.2130%, 8/23/44 (144A)	10,992,095	8,526,252
Regatta XV Funding Ltd 2018-4A D,
ICE LIBOR USD 3 Month + 6.5000%, 7.6840%, 10/25/31 (144A)‡	2,350,000	2,012,721
Sand Trust 2021-1A D,
ICE LIBOR USD 3 Month + 3.5500%, 4.5943%, 10/15/34 (144A)‡	8,000,000	6,975,720
Santander Consumer Auto Receivables Trust 2020-BA, 4.1300%, 1/15/27 (144A)	1,500,000	1,468,733
Santander Consumer Auto Receivables Trust 2021-AA E,
3.2800%, 3/15/27 (144A)	1,750,000	1,664,136
Santander Prime Auto Issuance Notes Trust 2018-A, 6.8000%, 9/15/25 (144A)	798,099	796,609
SB Multifamily Repack Trust 2020-FRR2 A1, 4.0000%, 12/27/39 (144A)‡	1,869,753	1,864,415
SEB Funding LLC 2021-1A A2, 4.9690%, 1/30/52 (144A)	21,692,633	19,983,102

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Sierra Receivables Funding Co LLC 2020-2A D, 6.5900%, 7/20/37 (144A)	$2,898,441	$2,885,608
Sierra Receivables Funding Co LLC 2021-1A D, 3.1700%, 11/20/37 (144A)	6,353,582	6,025,905
Sierra Timeshare 2019-1 Receivables Funding LLC, 4.7500%, 1/20/36 (144A)	1,709,614	1,693,780
Sierra Timeshare 2019-2 Receivables Funding LLC, 4.5400%, 5/20/36 (144A)	1,940,090	1,902,947
Sprite Limited 2021-1 B, 5.1000%, 11/15/46 (144A)	5,681,820	4,908,242
Sprite Limited 2021-1 C, 8.8350%, 11/15/46 (144A)	5,500,020	4,830,088
Summit Issuer LLC 2020-1A A2, 2.2900%, 12/20/50 (144A)	6,000,000	5,487,421
Summit Issuer LLC 2020-1A B, 3.1790%, 12/20/50 (144A)	2,500,000	2,250,595
Symphony CLO Ltd 2012-9A D2R2,
ICE LIBOR USD 3 Month + 4.1000%, 5.1443%, 7/16/32 (144A)‡	11,000,000	10,147,731
Symphony CLO Ltd 2014-15A DR2,
ICE LIBOR USD 3 Month + 4.0000%, 5.0443%, 1/17/32 (144A)‡	2,000,000	1,824,730
Symphony CLO Ltd 2021-26A ER,
ICE LIBOR USD 3 Month + 7.5000%, 8.5627%, 4/20/33 (144A)‡	10,000,000	8,919,750
Thrust Engine Leasing 2021-1A A, 4.1630%, 7/15/40 (144A)	9,723,493	8,619,469
Thunderbolt Aircraft Lease Ltd 2017-A B, 5.7500%, 5/17/32 (144A)Ç	2,361,758	1,792,083
TPI Re-Remic Trust 2022-FRR1 DK33, 0%, 7/25/46 (144A)◊	2,237,000	2,060,451
TPI Re-Remic Trust 2022-FRR1 DK34, 0%, 7/25/46 (144A)◊	5,124,000	4,719,603
TPI Re-Remic Trust 2022-FRR1 DK35, 0%, 8/25/46 (144A)◊	2,639,000	2,430,725
Tricolor Auto Securitization Trust 2022-1A E, 7.7900%, 8/16/27 (144A)	10,870,000	10,919,152
TVEST LLC 2021-A B, 0%, 9/15/33 (144A)	6,550,000	4,879,947
Upstart Securitization Trust 2019-2 C, 4.7830%, 9/20/29 (144A)	11,253,282	11,186,191
Upstart Securitization Trust 2019-3 C, 5.3810%, 1/21/30 (144A)	20,600,000	20,416,427
Upstart Securitization Trust 2020-3 C, 6.2500%, 11/20/30 (144A)	12,000,000	11,754,880
Upstart Securitization Trust 2021-1 B, 1.8900%, 3/20/31 (144A)	2,400,000	2,313,476
Upstart Securitization Trust 2021-1 C, 4.0600%, 3/20/31 (144A)	3,250,000	3,002,731
VASA Trust 2021-VASA D,
ICE LIBOR USD 1 Month + 2.1000%, 3.4240%, 7/15/39 (144A)‡	7,000,000	6,562,561
VASA Trust 2021-VASA F,
ICE LIBOR USD 1 Month + 3.9000%, 5.2240%, 7/15/39 (144A)‡	5,500,000	5,142,843
VB-S1 Issuer LLC 2020-2A B, 3.2290%, 9/15/50 (144A)	5,750,000	5,377,005
VB-S1 Issuer LLC 2020-2A C, 4.4590%, 9/15/50 (144A)	6,000,000	5,698,729
Venture CDO Ltd 2021-42A A1A,
ICE LIBOR USD 3 Month + 1.1300%, 2.1743%, 4/15/34 (144A)‡	10,000,000	9,600,780
Voya CLO Ltd 2014-4A CR2,
ICE LIBOR USD 3 Month + 3.3500%, 3.5884%, 7/14/31 (144A)‡	7,000,000	5,774,937
Voya CLO Ltd 2018-2A E,
ICE LIBOR USD 3 Month + 5.2500%, 6.2943%, 7/15/31 (144A)‡	1,625,000	1,323,840
Voya CLO Ltd 2021-1A A,
ICE LIBOR USD 3 Month + 1.1400%, 1.3813%, 7/15/34 (144A)‡	5,000,000	4,797,950
Wells Fargo Commercial Mortgage Trust 2021-C61 XA, 1.5034%, 11/15/54‡,¤	81,657,349	6,995,531
Westgate Resorts 2018-4A C,
ICE LIBOR USD 3 Month + 3.3000%, 4.4840%, 10/25/31 (144A)‡	2,000,000	1,812,796
Westgate Resorts 2022-1A D, 3.8380%, 8/20/36 (144A)	3,554,054	3,414,673
Westlake Automobile Receivable Trust 2020-3A F, 5.1100%, 5/17/27 (144A)	7,000,000	6,826,981
Westlake Automobile Receivable Trust 2021-3A E, 3.4200%, 4/15/27 (144A)	5,000,000	4,592,727
Westlake Automobile Receivables Trust 2019-1, 5.6700%, 2/17/26 (144A)	2,000,000	2,014,234
Willis Engine Securitization Trust 2020-A B, 4.2120%, 3/15/45 (144A)	5,652,202	4,391,903
Willis Engine Securitization Trust 2020-A C, 6.6570%, 3/15/45 (144A)	1,735,237	1,098,989
Z Capital Credit Partners CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 2.4500%, 3.4943%, 1/16/31 (144A)‡	1,250,000	1,230,939
Z Capital Credit Partners CLO 2018-1A A2 Ltd,
ICE LIBOR USD 3 Month + 1.5600%, 2.6043%, 1/16/31 (144A)‡	3,090,000	3,061,498
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,845,049,444)		1,708,008,127
Bank Loans and Mezzanine Loans– 6.3%
Basic Industry – 0.8%
Aruba Investments Holdings LLC,
ICE LIBOR USD 1 Month + 7.7500%, 9.3827%, 11/24/28‡	5,786,000	5,467,770
GEON Performance Solutions,
ICE LIBOR USD 1 Month + 4.5000%, 6.1661%, 8/18/28‡	4,845,992	4,573,405

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans– (continued)
Basic Industry– (continued)
Herens US Holdco Corp, ICE LIBOR USD 1 Month + 4.0000%, 6.2504%, 7/3/28‡	$7,615,625		$6,777,906
INEOS US Petrochem LLC, ICE LIBOR USD 1 Month + 2.7500%, 4.4161%, 1/29/26‡	3,585,780		3,376,227
Olympus Water US Holding Corp,
CME Term SOFR 1 Month + 4.5000%, 5.1980%, 11/9/28‡	1,990,087		1,858,244
			22,053,552
Brokerage – 0.2%
Citadel Securities LP, CME Term SOFR 1 Month + 2.5000%, 4.1398%, 2/2/28‡	7,367,037		7,070,072
Capital Goods – 0.7%
Arcline FM Holdings LLC, ICE LIBOR USD 3 Month + 8.2500%, 9.0000%, 6/25/29‡	12,859,010		12,023,174
PECF USS Intermediate Holding III Corp,
ICE LIBOR USD 1 Month + 4.2500%, 5.9161%, 12/15/28‡	10,670,965		9,603,868
			21,627,042
Consumer Cyclical – 2.1%
Boardriders Inc, ICE LIBOR USD 3 Month + 6.5000%, 7.7389%, 4/23/24ƒ,‡	4,595,788		2,516,194
Boardriders Inc,
ICE LIBOR USD 3 Month + 8.0000%, 9.0000% (9.79% Cash or 9.37% PIK), 4/23/24‡,Ø,¢	1,451		1,451
Driven Performance Brands Inc,
ICE LIBOR USD 3 Month + 3.0000%, 3.5169%, 12/17/28‡	4,614,129		4,302,675
Enterprise Development Authority/The,
ICE LIBOR USD 1 Month + 4.2500%, 5.9161%, 2/28/28‡	5,203,985		4,950,291
Loire Finco Luxembourg,
Euro Interbank Offered Rate 12 Month + 3.0000%, 3.0000%, 4/21/27‡	2,660,000	EUR	2,487,531
Mic Glen LLC, ICE LIBOR USD 1 Month + 6.7500%, 8.4161%, 7/20/29‡	7,907,942		7,525,751
Olaplex Inc, CME Term SOFR 3 Month + 3.7500%, 4.7991%, 2/23/29‡	6,300,000		5,937,750
Rent-A-Center Inc, ICE LIBOR USD 1 Month + 3.2500%, 4.9375%, 2/17/28‡	4,949,875		4,439,444
Sovos Brands Intermediate Inc,
ICE LIBOR USD 3 Month + 3.5000%, 4.2500%, 6/8/28‡	3,495,764		3,292,590
Stars Group Holdings BV, ICE LIBOR USD 3 Month + 2.2500%, 4.5004%, 7/21/26‡	20,318,775		19,284,753
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 9.1661%, 2/4/28‡	5,683,991		5,286,112
Woof Holdings Inc, ICE LIBOR USD 3 Month + 7.2500%, 9.3134%, 12/21/28‡	1,707,290		1,638,998
			61,663,540
Consumer Non-Cyclical – 1.0%
Bayou Intermediate II LLC,
ICE LIBOR USD 3 Month + 4.5000%, 5.7860%, 8/2/28‡	8,955,000		8,506,181
Eyecare Partners LLC, ICE LIBOR USD 3 Month + 6.7500%, 9.0004%, 11/15/29‡	7,500,000		7,087,500
Journey Personal Care Corp,
ICE LIBOR USD 3 Month + 4.2500%, 6.5004%, 3/1/28‡	4,654,467		3,537,395
Mamba Purchaser Inc, ICE LIBOR USD 1 Month + 6.5000%, 8.0951%, 10/15/29‡	4,000,000		3,820,000
National Mentor Holdings Inc,
ICE LIBOR USD 3 Month + 7.2500%, 9.5100%, 3/2/29‡	580,826		516,935
Perrigo Investments LLC, CME Term SOFR 1 Month + 2.5000%, 4.1985%, 4/20/29‡	5,000,000		4,800,000
Surgery Center Holdings Inc,
ICE LIBOR USD 1 Month + 3.7500%, 4.9500%, 8/31/26‡	2,647,753		2,467,821
			30,735,832
Diversified Financial Services – 0.3%
Luxembourg Investment Co 428 Sarl,
CME Term SOFR 3 Month + 5.0000%, 7.0544%, 1/3/29‡	8,327,195		7,785,927
Other Diversified Financial Services – 0.2%
IGT Holding IV AB, ICE LIBOR USD 3 Month + 3.4000%, 5.6504%, 3/31/28‡	5,456,925		5,074,940
Technology – 0.7%
Acuris Finance US Inc, CME Term SOFR 3 Month + 4.0000%, 6.2044%, 2/16/28‡	2,570,885		2,416,632
Magenta Buyer LLC, ICE LIBOR USD 3 Month + 8.2500%, 9.4800%, 7/27/29‡	8,900,000		8,099,000
Mitchell International Inc,
ICE LIBOR USD 1 Month + 3.7500%, 5.3451%, 10/15/28‡	7,820,400		7,109,213
Sunshine Software Merger Sub Inc,
ICE LIBOR USD 1 Month + 3.7500%, 5.4161%, 10/16/28‡	4,964,558		4,426,747
			22,051,592

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans– (continued)
Transportation – 0.3%
First Student Bidco Inc, ICE LIBOR USD 3 Month + 3.0000%, 3.9829%, 7/21/28‡	$2,696,078		$2,402,880
First Student Bidco Inc, ICE LIBOR USD 3 Month + 3.0000%, 3.9829%, 7/21/28‡	7,267,402		6,493,346
			8,896,226
Total Bank Loans and Mezzanine Loans (cost $202,538,469)			186,958,723
Corporate Bonds– 30.8%
Banking – 4.0%
Banco La Hipotecaria SA, 5.5000%, 9/15/23 (144A)	5,700,000		5,686,529
Banco La Hipotecaria SA, 4.1250%, 12/15/24 (144A)	5,000,000		4,835,726
Bank of America Corp, SOFR + 1.8300%, 4.5710%, 4/27/33‡	11,365,000		11,060,543
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	2,998,000		2,929,046
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	13,029,000		10,661,543
Citigroup Inc, SOFR + 2.0860%, 4.9100%, 5/24/33‡	9,250,000		9,127,211
Citigroup Inc, US Treasury Yield Curve Rate 5 Year + 3.4170%, 3.8750%‡,µ	5,310,000		4,407,300
Commonwealth Bank of Australia, 3.7840%, 3/14/32 (144A)	11,593,000		10,212,724
HSBC Holdings PLC, SOFR + 1.9470%, 2.3570%, 8/18/31‡	5,226,000		4,235,965
JPMorgan Chase & Co, SOFR + 1.2600%, 2.9630%, 1/25/33‡	5,094,000		4,372,490
JPMorgan Chase & Co, SOFR + 1.8000%, 4.5860%, 4/26/33‡	1,865,000		1,831,880
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	3,476,000		3,067,570
Morgan Stanley, SOFR + 3.1200%, 3.6220%, 4/1/31‡	6,492,000		5,963,190
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	3,417,000		2,928,551
Morgan Stanley, SOFR + 2.6200%, 5.2970%, 4/20/37‡	4,603,000		4,457,542
Natwest Group PLC,
US Treasury Yield Curve Rate 1 Year + 2.2700%, 5.5160%, 9/30/28‡	13,900,000		13,999,011
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	3,350,000		2,527,678
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	6,392,000		4,395,870
UBS Group AG,
US Treasury Yield Curve Rate 1 Year + 1.7500%, 4.7510%, 5/12/28 (144A)‡	7,400,000		7,323,268
Wells Fargo & Co, SOFR + 2.1300%, 4.6110%, 4/25/53‡	4,695,000		4,344,311
			118,367,948
Basic Industry – 2.5%
Arconic Rolled Products, 6.1250%, 2/15/28 (144A)	2,705,000		2,525,875
Axalta Coating Systems Ltd, 3.3750%, 2/15/29 (144A)	8,877,000		7,246,916
Carpenter Technology Corp, 7.6250%, 3/15/30	7,246,000		6,653,973
Diamond BC BV, 4.6250%, 10/1/29 (144A)	8,751,000		6,998,175
First Quantum Minerals Ltd, 7.5000%, 4/1/25 (144A)	8,616,000		8,146,100
Hudbay Minerals Inc, 4.5000%, 4/1/26 (144A)	6,918,000		5,788,844
Hudbay Minerals Inc, 6.1250%, 4/1/29 (144A)	6,957,000		5,642,440
IAMGOLD Corp, 5.7500%, 10/15/28 (144A)	8,423,000		5,600,641
Iris Holdings Inc, 8.7500% (8.75% Cash or 9.50% PIK), 2/15/26 (144A)Ø	6,203,000		4,962,400
Neon Holdings Inc, 10.1250%, 4/1/26 (144A)	12,160,000		11,587,021
PMHC II Inc, 9.0000%, 2/15/30 (144A)	10,893,000		7,678,744
			72,831,129
Brokerage – 0.8%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 3.1680%, 4.0000%‡,µ	10,888,000		9,229,322
Coinbase Global Inc, 3.3750%, 10/1/28 (144A)	6,582,000		4,143,073
Coinbase Global Inc, 3.6250%, 10/1/31 (144A)	10,595,000		5,950,213
NFP Corp, 6.8750%, 8/15/28 (144A)	4,500,000		3,712,680
			23,035,288
Capital Goods – 3.5%
Allegion US Holding Co Inc, 5.4110%, 7/1/32	5,292,000		5,256,192
ARD Finance SA, 5.0000% (5.00% Cash or 5.75% PIK), 6/30/27Ø	9,468,244	EUR	7,130,598
ARD Finance SA, 5.0000% (5.00% Cash or 5.75% PIK), 6/30/27 (144A)Ø	1,468,400	EUR	1,105,862
ARD Finance SA, 6.5000% (6.50% Cash or 7.25% PIK), 6/30/27 (144A)Ø	2,518,536		1,868,149

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Capital Goods– (continued)
Ardagh Metal Packaging Finance USA LLC / Adragh Metal Packaging Finance PLC,
6.0000%, 6/15/27 (144A)	$5,621,000		$5,563,272
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.1250%, 8/15/26 (144A)	7,429,000		6,293,923
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	4,928,000		3,513,960
Builders FirstSource Inc, 6.3750%, 6/15/32 (144A)	14,413,000		12,863,602
CP Atlas Buyer Inc, 7.0000%, 12/1/28 (144A)	2,047,000		1,478,302
GCC SAB de CV, 3.6140%, 4/20/32 (144A)#	7,008,000		5,720,420
HT Troplast GmbH, 9.2500%, 7/15/25 (144A)	2,790,000	EUR	2,587,177
JELD-WEN Inc, 4.8750%, 12/15/27 (144A)#	7,039,000		5,490,420
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	8,347,000		7,261,890
LABL Inc, 8.2500%, 11/1/29 (144A)	8,536,000		6,444,680
New Enterprise Stone & Lime Co Inc, 5.2500%, 7/15/28 (144A)	8,506,000		6,992,228
Oscar AcquisitionCo LLC / Oscar Finance Inc, 9.5000%, 4/15/30 (144A)	1,850,000		1,466,377
PECF USS Intermediate Holding III Corp, 8.0000%, 11/15/29 (144A)	4,276,000		3,388,730
Sofima Holdings SpA, 3.7500%, 1/15/28 (144A)	3,480,000	EUR	2,918,062
Standard Industries Inc/NJ, 4.3750%, 7/15/30 (144A)	12,704,000		10,020,280
Vontier Corp, 2.9500%, 4/1/31	7,107,000		5,570,893
			102,935,017
Communications – 4.1%
Altice Financing SA, 5.0000%, 1/15/28 (144A)	6,822,000		5,497,440
Altice France SA, 5.5000%, 10/15/29 (144A)	4,610,000		3,521,625
AT&T Inc, EURIBOR ICE SWAP Rate + 3.1400%, 2.8750%‡,µ	5,300,000	EUR	4,831,409
Block Communications Inc, 4.8750%, 3/1/28 (144A)	7,120,000		6,016,400
CCO Holdings LLC / CCO Holdings Capital Corp, 4.7500%, 2/1/32 (144A)	10,709,000		8,768,529
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.4000%, 4/1/33	4,942,000		4,412,405
CSC Holdings LLC, 7.5000%, 4/1/28 (144A)	5,055,000		4,220,925
Front Range BidCo Inc, 6.1250%, 3/1/28 (144A)	5,811,000		4,196,181
Gray Escrow II Inc, 5.3750%, 11/15/31 (144A)	6,092,000		4,881,093
LCPR Senior Secured Financing DAC, 5.1250%, 7/15/29 (144A)	8,642,000		7,216,070
Liberty Interactive LLC, 8.5000%, 7/15/29	6,763,000		4,683,239
Magallanes Inc, 4.2790%, 3/15/32 (144A)	8,447,000		7,549,443
Netflix Inc, 4.3750%, 11/15/26	7,036,000		6,779,256
Netflix Inc, 3.6250%, 6/15/30	5,837,000	EUR	5,275,061
T-Mobile USA Inc, 3.3750%, 4/15/29 (144A)	6,983,000		6,110,125
T-Mobile USA Inc, 3.3750%, 4/15/29	10,636,000		9,306,500
Twitter Inc, 3.8750%, 12/15/27 (144A)#	3,205,000		3,021,530
Twitter Inc, 5.0000%, 3/1/30 (144A)	17,456,000		16,561,380
Univision Communications Inc, 7.3750%, 6/30/30 (144A)	4,640,000		4,535,600
Windstream Escrow LLC, 7.7500%, 8/15/28 (144A)	4,728,000		3,806,040
			121,190,251
Construction & Engineering – 0.1%
Arcosa Inc, 4.3750%, 4/15/29 (144A)	2,481,000		2,105,263
Consumer Cyclical – 3.7%
Allied Universal Holdco LLC / Allied Universal Finance Corp,
6.0000%, 6/1/29 (144A)#	4,949,000		3,593,823
Carnival Corp, 7.6250%, 3/1/26 (144A)	3,563,000		2,759,686
Carvana Co, 5.5000%, 4/15/27 (144A)#	1,963,000		1,266,797
Carvana Co, 4.8750%, 9/1/29 (144A)#	9,538,000		5,423,356
Dornoch Debt Merger Sub Inc, 6.6250%, 10/15/29 (144A)	10,142,000		7,489,867
Fertitta Entertainment Inc, 6.7500%, 1/15/30 (144A)	8,830,000		6,777,025
Full House Resorts Inc, 8.2500%, 2/15/28 (144A)	8,378,000		6,696,340
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/31	5,229,000		4,509,639
IHO Verwaltungs GmbH, 3.8750% (3.88% Cash or 4.63% PIK), 5/15/27 (144A)Ø	8,638,149	EUR	7,037,958
IRB Holding Corp, 7.0000%, 6/15/25 (144A)	5,992,000		5,865,269
LGI Homes Inc, 4.0000%, 7/15/29 (144A)	4,600,000		3,434,360
Lithia Motors Inc, 4.3750%, 1/15/31 (144A)	6,689,000		5,702,373

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Cyclical– (continued)
LSF9 Atlantis Holdings LLC / Victra Finance Corp, 7.7500%, 2/15/26 (144A)	$9,468,000	$8,016,191
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp,
5.6250%, 9/1/29 (144A)	8,184,000	5,826,681
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp,
5.8750%, 9/1/31 (144A)	8,207,000	5,695,766
PulteGroup Inc, 7.8750%, 6/15/32	2,122,000	2,389,985
Rent-A-Center Inc, 6.3750%, 2/15/29 (144A)#	5,870,000	4,578,600
Sands China Ltd, 4.8750%, 6/18/30	3,143,000	2,296,590
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp,
5.8750%, 5/15/25 (144A)	5,010,000	4,608,029
VICI Properties LP, 4.9500%, 2/15/30	8,005,000	7,586,419
VICI Properties LP, 5.1250%, 5/15/32	3,126,000	2,945,755
Wendy's International LLC, 7.0000%, 12/15/25	5,841,000	5,935,916
		110,436,425
Consumer Non-Cyclical – 2.0%
BellRing Brands Inc, 7.0000%, 3/15/30 (144A)#	6,756,000	6,367,530
CHS / Community Health Systems Inc, 6.8750%, 4/15/29 (144A)	6,756,000	4,357,620
CHS / Community Health Systems Inc, 4.7500%, 2/15/31 (144A)	9,903,000	7,250,465
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	9,876,000	9,332,820
HLF Financing Sarl LLC / Herbalife International Inc,
4.8750%, 6/1/29 (144A)	7,721,000	5,327,490
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	720,000	724,320
ModivCare Escrow Issuer Inc, 5.0000%, 10/1/29 (144A)#	3,673,000	2,966,833
Smithfield Foods Inc, 3.0000%, 10/15/30 (144A)	3,136,000	2,599,735
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	6,856,000	5,621,920
Teva Pharmaceutical Industries Ltd, 4.7500%, 5/9/27	8,753,000	7,476,096
Universal Health Services Inc, 2.6500%, 1/15/32 (144A)	8,266,000	6,432,825
		58,457,654
Electric – 1.6%
Algonquin Power & Utilities Corp,
US Treasury Yield Curve Rate 5 Year + 3.2490%, 4.7500%, 1/18/82‡	8,480,000	7,038,241
American Electric Power Co Inc,
US Treasury Yield Curve Rate 5 Year + 2.6750%, 3.8750%, 2/15/62‡	8,836,000	6,987,130
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	5,380,000	4,714,064
Duquesne Light Holdings Inc, 2.5320%, 10/1/30 (144A)	4,969,000	4,082,650
IPALCO Enterprises Inc, 4.2500%, 5/1/30	6,498,000	6,033,037
NRG Energy Inc, 3.3750%, 2/15/29 (144A)	9,230,000	7,443,164
Toledo Edison Co/The, 2.6500%, 5/1/28 (144A)#	3,042,000	2,845,931
Xcel Energy Inc, 4.6000%, 6/1/32	7,676,000	7,612,737
		46,756,954
Energy – 2.3%
DCP Midstream Operating LP, 5.6000%, 4/1/44	2,517,000	2,034,025
DT Midstream Inc, 4.1250%, 6/15/29 (144A)	7,432,000	6,298,620
EnLink Midstream LLC, 5.6250%, 1/15/28 (144A)	6,693,000	6,139,269
EQM Midstream Partners LP, 4.7500%, 1/15/31 (144A)	4,974,000	3,966,765
EQT Corp, 3.1250%, 5/15/26 (144A)	6,742,000	6,312,602
Hess Midstream Operations LP, 4.2500%, 2/15/30 (144A)	5,561,000	4,657,143
Howard Midstream Energy Partners LLC, 6.7500%, 1/15/27 (144A)	10,438,000	8,992,374
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 2/1/26 (144A)	6,471,000	5,823,900
Rockies Express Pipeline LLC, 4.9500%, 7/15/29 (144A)	1,462,000	1,250,010
Southwestern Energy Co, 5.3750%, 3/15/30	5,776,000	5,313,920
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
6.0000%, 9/1/31 (144A)	1,155,000	952,875
Viper Energy Partners LP, 5.3750%, 11/1/27 (144A)	8,289,000	7,922,725
Western Midstream Operating LP, 4.5500%, 2/1/30Ç	8,600,000	7,439,000
		67,103,228

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Finance Companies – 1.4%
FirstCash Inc, 4.6250%, 9/1/28 (144A)	$5,509,000		$4,757,572
FirstCash Inc, 5.6250%, 1/1/30 (144A)	5,664,000		4,890,808
Fortress Transportation and Infrastructure Investors LLC,
6.5000%, 10/1/25 (144A)	3,031,000		2,859,779
Fortress Transportation and Infrastructure Investors LLC,
9.7500%, 8/1/27 (144A)	3,509,000		3,429,709
OneMain Finance Corp, 3.8750%, 9/15/28#	9,000,000		6,885,000
Owl Rock Core Income Corp, 4.7000%, 2/8/27 (144A)	8,750,000		7,981,560
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	12,378,000		9,274,712
			40,079,140
Financial Institutions – 0.2%
Burford Capital Global Finance LLC, 6.2500%, 4/15/28 (144A)	2,153,000		1,883,066
CPI Property Group SA, EUR SWAP ANNUAL 5 YR + 4.9440%, 4.8750%‡,µ	5,589,000	EUR	3,328,699
			5,211,765
Industrial – 0.1%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	5,000,000		4,486,800
Industrial Conglomerates – 0.3%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.1589%‡,µ	10,974,000		9,615,419
Information Technology Services – 0%
KBR Inc, 4.7500%, 9/30/28 (144A)	1,195,000		1,053,199
Insurance – 1.5%
Athene Holding Ltd, 3.5000%, 1/15/31	6,715,000		5,684,850
Berkshire Hathaway Finance Corp, 3.8500%, 3/15/52	8,722,000		7,466,518
Brown & Brown Inc, 4.9500%, 3/17/52	5,188,000		4,550,771
Centene Corp, 3.3750%, 2/15/30	10,622,000		9,007,987
Progressive Corp/The, 3.0000%, 3/15/32	5,504,000		4,930,076
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	3,317,000		2,776,495
Ryan Specialty Group LLC, 4.3750%, 2/1/30 (144A)	11,243,000		9,781,410
			44,198,107
Other Diversified Financial Services – 0.5%
FTAI Infra Escrow Holdings LLC, 10.5000%, 6/1/27 (144A)	16,795,000		15,885,551
Real Estate Investment Trusts (REITs) – 1.1%
Broadstone Net Lease LLC, 2.6000%, 9/15/31	7,439,000		6,066,581
Global Net Lease Inc / Global Net Lease Operating Partnership LP,
3.7500%, 12/15/27 (144A)	8,400,000		7,019,801
Lexington Realty Trust, 2.7000%, 9/15/30	5,313,000		4,360,902
MPT Operating Partnership LP / MPT Finance Corp, 4.6250%, 8/1/29	9,000,000		7,897,500
Safehold Operating Partnership LP, 2.8000%, 6/15/31	8,960,000		7,287,085
			32,631,869
Technology – 0.5%
Austin BidCo Inc, 7.1250%, 12/15/28 (144A)	8,552,000		6,871,960
MSCI Inc, 3.6250%, 11/1/31 (144A)	9,019,000		7,423,972
			14,295,932
Transportation – 0.6%
StorCentric Inc, 5.8750%, 2/19/23 (144A)€	6,000,000		5,940,000
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	12,880,000		11,797,074
			17,737,074
Total Corporate Bonds (cost $1,075,184,061)			908,414,013
Convertible Corporate Bonds– 0.1%
Interactive Media & Services – 0.1%
Snap Inc, 0.7500%, 8/1/26#((cost $3,013,887)	1,435,000		1,360,380
Mortgage-Backed Securities– 22.8%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	14,522,062		13,549,403
2.5000%, TBA, 15 Year Maturity	7,679,559		7,335,384
3.0000%, TBA, 15 Year Maturity	16,732,212		16,346,016
3.5000%, TBA, 15 Year Maturity	5,799,117		5,764,073

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae– (continued)
3.0000%, TBA, 30 Year Maturity	$140,920,000	$131,182,569
3.5000%, TBA, 30 Year Maturity	121,753,696	117,075,310
4.0000%, TBA, 30 Year Maturity	33,871,454	33,393,900
4.5000%, TBA, 30 Year Maturity	69,486,645	69,743,746
		394,390,401
Fannie Mae Pool:
3.0000%, 10/1/34	180,345	177,331
6.0000%, 2/1/37	750	817
3.0000%, 9/1/42	1,082,396	1,035,346
3.0000%, 1/1/43	1,489,116	1,424,386
3.0000%, 2/1/43	4,357,858	4,168,429
3.0000%, 2/1/43	604,214	577,950
3.0000%, 2/1/43	41,074	39,241
3.0000%, 3/1/43	1,834,831	1,752,949
3.0000%, 3/1/43	522,902	499,567
3.0000%, 5/1/43	433,068	413,742
3.0000%, 5/1/43	2,081	1,988
5.0000%, 7/1/44	6,205	6,499
4.5000%, 10/1/44	4,173	4,284
4.5000%, 3/1/45	6,076	6,237
3.0000%, 7/1/45	2,357,165	2,251,973
3.5000%, 12/1/45	288,694	282,568
4.5000%, 2/1/46	8,752	9,016
3.5000%, 7/1/46	14,242	13,924
3.0000%, 9/1/46	1,064,130	1,017,874
3.0000%, 11/1/46	317,003	301,464
3.0000%, 1/1/47	54,132	51,479
3.5000%, 3/1/47	250,879	245,556
4.0000%, 5/1/47	946,635	949,351
3.5000%, 7/1/47	222,144	217,431
3.5000%, 8/1/47	2,736	2,671
3.5000%, 1/1/48	3,522	3,421
4.0000%, 1/1/48	13,091	13,076
3.0000%, 2/1/48	45,429	43,124
3.5000%, 3/1/48	3,352,590	3,273,418
4.0000%, 3/1/48	3,924	3,919
3.5000%, 7/1/48	5,725,809	5,597,955
4.5000%, 12/1/48	699,156	712,559
3.0000%, 9/1/49	389,193	365,787
2.5000%, 1/1/50	1,051,075	955,621
2.5000%, 8/1/50	109,445	100,076
2.5000%, 6/1/51	13,542,314	12,338,335
2.0000%, 9/1/51	4,270,315	3,713,509
3.0000%, 9/1/51	16,671,910	15,566,606
3.0000%, 2/1/57	5,654,510	5,316,679
3.0000%, 6/1/57	25,360	23,749
		63,479,907
Freddie Mac Gold Pool:
3.5000%, 1/1/47	170,759	168,051
Freddie Mac Pool:
3.0000%, 5/1/31	1,604,555	1,592,820
3.0000%, 9/1/32	225,531	223,298
3.0000%, 1/1/33	136,405	135,054
3.0000%, 10/1/34	386,622	380,160
3.0000%, 10/1/34	177,846	174,874
6.0000%, 4/1/40	15,851	17,313
3.0000%, 2/1/43	4,465	4,265
3.5000%, 2/1/43	4,086	4,020
3.0000%, 3/1/43	94,135	89,934

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
3.0000%, 3/1/43	$2,568	$2,454
3.0000%, 6/1/43	139,014	131,247
3.0000%, 11/1/43	4,526,087	4,329,364
3.5000%, 2/1/44	12,282	12,083
4.5000%, 5/1/44	3,069	3,161
3.5000%, 12/1/44	225,337	221,574
3.0000%, 1/1/45	2,691	2,566
3.5000%, 7/1/46	2,860	2,780
3.0000%, 10/1/46	17,089	16,200
4.0000%, 3/1/47	7,309	7,337
3.5000%, 9/1/47	4,558	4,451
3.5000%, 12/1/47	45,319	44,251
3.5000%, 2/1/48	2,920	2,831
4.0000%, 4/1/48	1,527	1,522
4.5000%, 4/1/49	1,124,263	1,140,923
4.0000%, 5/1/49	4,655,346	4,641,056
3.5000%, 8/1/49	2,383,611	2,319,362
3.0000%, 10/1/49	453,524	426,542
3.0000%, 10/1/49	239,514	225,264
3.0000%, 11/1/49	678,947	638,553
3.0000%, 11/1/49	176,721	166,207
3.0000%, 11/1/49	30,210	28,413
3.0000%, 12/1/49	1,491,545	1,402,806
3.0000%, 12/1/49	635,261	597,466
3.0000%, 12/1/49	383,623	360,799
2.5000%, 1/1/50	463,785	421,703
3.0000%, 3/1/50	1,009,611	947,683
2.5000%, 8/1/50	56,084	51,313
2.5000%, 8/1/50	20,168	18,442
2.5000%, 9/1/50	103,317	94,424
2.0000%, 9/1/51	4,597,641	3,998,150
2.0000%, 9/1/51	4,298,144	3,737,705
2.5000%, 1/1/52	203,662	184,608
2.5000%, 1/1/52	123,247	111,307
		28,916,285
Ginnie Mae:
3.0000%, TBA, 30 Year Maturity	79,720,178	75,109,641
3.5000%, TBA, 30 Year Maturity	98,660,539	95,849,306
4.0000%, TBA, 30 Year Maturity	16,054,402	15,981,627
		186,940,574
Ginnie Mae I Pool:
4.5000%, 8/15/46	11,705	12,080
4.0000%, 7/15/47	3,558	3,592
4.0000%, 8/15/47	353	356
4.0000%, 11/15/47	780	787
4.0000%, 12/15/47	2,067	2,087
		18,902
Ginnie Mae II Pool:
4.5000%, 2/20/48	119,571	122,960
4.5000%, 5/20/48	2,750	2,808
4.5000%, 5/20/48	956	976
		126,744
Total Mortgage-Backed Securities (cost $682,896,954)		674,040,864
Common Stocks– 0.1%
Diversified Financial Services – 0%
Clarivate Analytics PLC*	4,217	58,448

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment – 0.1%
NVIDIA Corp	12,946	$1,962,484
Total Common Stocks (cost $3,533,775)		2,020,932
Preferred Stocks– 0.2%
Consumer Cyclical – 0%
Quiksilver Inc¢	12,688	10,785
Finance Companies – 0%
Castlelake Aircraft Securitization Trust 2018-1, 6/15/43 (144A)‡	1,000,000	160,000
Upstart Securitization Trust 2019-3, 1/21/30 (144A)	8,250	624,223
		784,223
Industrial – 0%
Project Silver, 3/15/44 (144A)‡	1,500,000	336,633
START Ireland, 3/15/44 (144A)‡	1,500,000	324,908
Thunderbolt II Aircraft Lease Ltd, 9/15/38 (144A)	10	137,674
Thunderbolt III Aircraft Lease Ltd, 11/15/39 (144A)‡	5,000,000	400,000
		1,199,215
Student Loan – 0.2%
SoFi Professional Loan Program 2017-E LLC, 11/26/40 (144A)	25,000	361,453
SoFi Professional Loan Program 2017-F LLC, 1/25/41 (144A)	35,000	620,757
SoFi Professional Loan Program 2018-C Trust, 1/25/48 (144A)	58,000	824,209
SoFi Professional Loan Program 2018-D Trust, 2/25/48 (144A)	76,000	720,001
SoFi Professional Loan Program 2019-B LLC, 8/17/48 (144A)	70,900	802,290
SoFi Professional Loan Program 2020-A Trust, 5/15/46 (144A)	34,000	921,580
		4,250,290
Total Preferred Stocks (cost $29,010,353)		6,244,513
Convertible Preferred Stocks– 0.1%
Health Care Equipment & Supplies – 0.1%
Becton Dickinson and Co, 0.6000%, 6/1/23((cost $2,999,882)	59,700	2,961,717
Investment Companies– 0.9%
Money Markets – 0.9%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $27,919,343)	27,919,343	27,922,135
Investments Purchased with Cash Collateral from Securities Lending– 0.6%
Investment Companies – 0.5%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	14,134,115	14,134,115
Time Deposits – 0.1%
Royal Bank of Canada, 1.5600%, 7/1/22	$3,695,029	3,695,029
Total Investments Purchased with Cash Collateral from Securities Lending (cost $17,829,144)		17,829,144
Total Investments (total cost $3,889,975,312) – 119.7%		3,535,760,548
Liabilities, net of Cash, Receivables and Other Assets – (19.7)%		(581,119,018)
Net Assets – 100%		$2,954,641,530

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,312,409,120	93.7%
Canada	40,611,740	1.1
Cayman Islands	34,103,972	1.0
Luxembourg	23,387,976	0.7
United Kingdom	20,722,507	0.6
Germany	14,111,935	0.4
Israel	13,098,016	0.4
Peru	11,431,284	0.3
Panama	10,522,255	0.3
Australia	10,212,724	0.3
Zambia	8,146,100	0.2
Switzerland	7,323,268	0.2
Mexico	5,720,420	0.2
Burkina Faso	5,600,641	0.1
Sweden	5,074,940	0.1
France	3,521,625	0.1
Czech Republic	3,328,699	0.1
Italy	2,918,062	0.1
Macao	2,296,590	0.1
Ireland	893,766	0.0
Bermuda	324,908	0.0

Total	$3,535,760,548	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 0.9%
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$167,264	$844	$69	$27,922,135
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	86,040∆	-	-	14,134,115
Total Affiliated Investments - 1.4%	$253,304	$844	$69	$42,056,250

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 0.9%
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	217,738,920	1,330,840,927	(1,520,658,625)	27,922,135
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	4,455,764	119,393,966	(109,715,615)	14,134,115

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank, National Association:
Canadian Dollar	8/4/22	(4,998,106)	$3,885,642	2,181
HSBC Securities (USA), Inc.:
Euro	8/4/22	2,936,000	(3,066,123)	17,188
Euro	8/4/22	(42,159,222)	44,516,345	241,823

				259,011
Total				$261,192

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	4,129	9/30/22	$489,415,531	$(6,032,213)
2 Year US Treasury Note	54	10/5/22	11,340,844	119,813
Total - Futures Long				(5,912,400)
Futures Short:
5 Year US Treasury Note	1,240	10/5/22	(139,190,000)	1,143,125
Ultra 10-Year Treasury Note	584	9/30/22	(74,387,000)	1,188,188
Ultra Long Term US Treasury Bond	24	9/30/22	(3,704,250)	86,250
US Treasury Long Bond	64	9/30/22	(8,872,000)	148,454
Total - Futures Short				2,566,017
Total				$(3,346,383)

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Value
CDX.NA.HY.S38, Fixed Rate of 5.00%, Paid Quarterly	6/20/27	(149,094,000)	USD	$(5,888,643)	$10,045,111	$4,156,468

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$261,192	$ -	$ 261,192
*Futures contracts	-	-	2,685,830	$ 2,685,830
*Swaps - centrally cleared	10,045,111	-	-	$10,045,111

Total Asset Derivatives	$10,045,111	$261,192	$ 2,685,830	$12,992,133
Liability Derivatives:
*Futures contracts	$ -	$ -	$ 6,032,213	$ 6,032,213

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$(30,901,545)	$(30,901,545)
Forward foreign currency exchange contracts	-	9,333,085	-	$ 9,333,085
Swap contracts	(2,665,086)	-	1,140,593	$ (1,524,493)

Total	$ (2,665,086)	$ 9,333,085	$(29,760,952)	$(23,092,953)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 2,375,418	$ 2,375,418
Forward foreign currency exchange contracts	-	(1,699,982)	-	$ (1,699,982)
Swap contracts	10,045,111	-	(334,574)	$ 9,710,537

Total	$10,045,111	$(1,699,982)	$ 2,040,844	$ 10,385,973

Please see the "Net Realized Gain/(Loss) on Investments" "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2022

Credit default swaps:
Average notional amount - buy protection	$77,668,769
Average notional amount - sell protection	9,530,769
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	11,212,168
Average amounts sold - in USD	74,062,040
Futures contracts:
Average notional amount of contracts - long	900,660,977
Average notional amount of contracts - short	316,357,268
Interest rate swaps:
Average notional amount - pay fixed rate/receive floating rate	6,769,231

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2022

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$2,181	$—	$—	$2,181
HSBC Securities (USA), Inc.	259,011	—	—	259,011
JPMorgan Chase Bank, National Association	17,025,246	—	(17,025,246)	—

Total	$17,286,438	$—	$(17,025,246)	$261,192
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

26	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

EURIBOR	Euro Interbank Offered Rate
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2022 is $2,252,879,331, which represents 76.2% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

Ø	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

€	Issuer is not accruing interest income. The rate shown is the stated coupon rate.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended June 30, 2022 is $12,236, which represents 0.0% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is

Janus Investment Fund	27

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,708,008,127	$-
Bank Loans and Mezzanine Loans	-	186,957,272	1,451
Corporate Bonds	-	908,414,013	-
Convertible Corporate Bonds	-	1,360,380	-
Mortgage-Backed Securities	-	674,040,864	-
Common Stocks	2,020,932	-	-
Preferred Stocks	-	6,233,728	10,785
Convertible Preferred Stocks	-	2,961,717	-
Investment Companies	-	27,922,135	-
Investments Purchased with Cash Collateral from Securities Lending	-	17,829,144	-
Total Investments in Securities	$2,020,932	$3,533,727,380	$12,236
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	261,192	-
Futures Contracts	2,685,830	-	-
Centrally Cleared Swaps	-	10,045,111	-
Total Assets	$4,706,762	$3,544,033,683	$12,236
Liabilities
Other Financial Instruments(a):
Futures Contracts	$6,032,213	$-	$-

(a)

Other financial instruments include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

28	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $3,847,921,854)(1)	$3,493,704,298
Affiliated investments, at value (cost $42,053,458)	42,056,250
Cash	3,180,258
Deposits with brokers for centrally cleared derivatives	9,921,357
Deposits with brokers for futures	5,410,004
Forward foreign currency exchange contracts	261,192
Cash denominated in foreign currency (cost $21,130)	21,130
Variation margin receivable on futures contracts	4,223,891
Variation margin receivable on centrally cleared swaps	204,284
Trustees' deferred compensation	86,449
Receivables:
Interest	23,127,436
Investments sold	12,140,130
Fund shares sold	4,966,286
Dividends from affiliates	30,633
Dividends	518
Other assets	46,289
Total Assets	3,599,380,405
Liabilities:
Collateral for securities loaned (Note 3)	17,829,144
Variation margin payable on futures contracts	1,811,750
Payables:	—
TBA investments purchased	581,479,592
Fund shares repurchased	21,495,343
Investments purchased	19,290,610
Advisory fees	1,383,362
Dividends	483,939
Transfer agent fees and expenses	468,883
Trustees' deferred compensation fees	86,449
Professional fees	78,801
12b-1 Distribution and shareholder servicing fees	63,693
Trustees' fees and expenses	13,252
Affiliated fund administration fees payable	6,214
Custodian fees	744
Accrued expenses and other payables	247,099
Total Liabilities	644,738,875
Net Assets	$2,954,641,530

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,387,270,810
Total distributable earnings (loss)	(432,629,280)
Total Net Assets	$2,954,641,530
Net Assets - Class A Shares	$49,566,335
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,675,537
Net Asset Value Per Share(2)	$8.73
Maximum Offering Price Per Share(3)	$9.17
Net Assets - Class C Shares	$62,504,075
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,155,421
Net Asset Value Per Share(2)	$8.74
Net Assets - Class D Shares	$91,299,456
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,451,719
Net Asset Value Per Share	$8.74
Net Assets - Class I Shares	$2,522,907,181
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	288,897,529
Net Asset Value Per Share	$8.73
Net Assets - Class N Shares	$68,120,010
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,797,441
Net Asset Value Per Share	$8.74
Net Assets - Class S Shares	$1,201,767
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	137,694
Net Asset Value Per Share	$8.73
Net Assets - Class T Shares	$159,042,706
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,216,015
Net Asset Value Per Share	$8.73

(1) Includes $17,025,246 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

30	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Interest	$138,374,468
Dividends	6,513,953
Dividends from affiliates	167,264
Affiliated securities lending income, net	86,040
Unaffiliated securities lending income, net	8,919
Other income	1,136,290
Total Investment Income	146,286,934
Expenses:
Advisory fees	18,627,845
12b-1 Distribution and shareholder servicing fees:
Class A Shares	159,221
Class C Shares	717,443
Class S Shares	2,233
Transfer agent administrative fees and expenses:
Class D Shares	117,942
Class S Shares	2,232
Class T Shares	506,496
Transfer agent networking and omnibus fees:
Class A Shares	28,444
Class C Shares	56,128
Class I Shares	2,664,345
Other transfer agent fees and expenses:
Class A Shares	3,724
Class C Shares	3,389
Class D Shares	14,418
Class I Shares	119,818
Class N Shares	3,704
Class S Shares	37
Class T Shares	1,986
Registration fees	351,395
Shareholder reports expense	200,438
Professional fees	131,050
Affiliated fund administration fees	83,763
Custodian fees	64,879
Trustees’ fees and expenses	59,456
Short sales interest expense	53,451
Other expenses	342,548
Total Expenses	24,316,385
Less: Excess Expense Reimbursement and Waivers	(23,794)
Net Expenses	24,292,591
Net Investment Income/(Loss)	121,994,343

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Multi-Sector Income Fund

Statement of Operations

For the year ended June 30, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(71,181,485)
Investments in affiliates	844
Forward foreign currency exchange contracts	9,333,085
Futures contracts	(30,901,545)
Short sales	224,865
Swap contracts	(1,524,493)
TBA sales commitments	633,406
Total Net Realized Gain/(Loss) on Investments	(93,415,323)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(386,209,256)
Investments in affiliates	69
Forward foreign currency exchange contracts	(1,699,982)
Futures contracts	2,375,418
TBA sales commitments	103,279
Swap contracts	9,710,537
Total Change in Unrealized Net Appreciation/Depreciation	(375,719,935)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(347,140,915)

See Notes to Financial Statements.

32	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$121,994,343	$109,350,977
Net realized gain/(loss) on investments	(93,415,323)	78,575,490
Change in unrealized net appreciation/depreciation	(375,719,935)	93,406,178
Net Increase/(Decrease) in Net Assets Resulting from Operations	(347,140,915)	281,332,645
Dividends and Distributions to Shareholders:
Class A Shares	(2,535,097)	(2,383,996)
Class C Shares	(2,360,641)	(2,293,328)
Class D Shares	(4,349,450)	(3,952,607)
Class I Shares	(117,851,696)	(89,743,409)
Class N Shares	(4,378,152)	(4,655,898)
Class S Shares	(33,689)	(37,044)
Class T Shares	(8,153,049)	(12,349,661)
Total Dividends and Distributions to Shareholders	(139,661,774)	(115,415,943)
Return of Capital on Dividends and Distributions
Class A Shares	(31,545)	—
Class C Shares	(35,270)	—
Class D Shares	(50,890)	—
Class I Shares	(1,333,778)	—
Class N Shares	(52,643)	—
Class S Shares	(379)	—
Class T Shares	(100,119)	—
Total Return of Capital Dividends and Distributions	(1,604,624)	—
Net Decrease from Dividends and Distributions to Shareholders	(141,266,398)	(115,415,943)
Capital Share Transactions:
Class A Shares	(8,643,788)	14,195,757
Class C Shares	2,009,650	3,186,101
Class D Shares	(2,175,198)	24,735,614
Class I Shares	366,961,875	637,421,757
Class N Shares	(41,998,008)	27,555,092
Class S Shares	605,584	(308,332)
Class T Shares	(43,085,492)	(75,137,201)
Net Increase/(Decrease) from Capital Share Transactions	273,674,623	631,648,788
Net Increase/(Decrease) in Net Assets	(214,732,690)	797,565,490
Net Assets:
Beginning of period	3,169,374,220	2,371,808,730
End of period	$2,954,641,530	$3,169,374,220

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.12	$9.47	$9.89	$9.66	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.39	0.40	0.42	0.40
Net realized and unrealized gain/(loss)	(1.33)	0.67	(0.34)	0.25	(0.08)
Total from Investment Operations	(1.00)	1.06	0.06	0.67	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.41)	(0.40)	(0.44)	(0.43)
Distributions (from capital gains)	(0.03)	—	(0.05)	—	(0.06)
Return of capital	—(2)	—	(0.03)	—	—
Total Dividends and Distributions	(0.39)	(0.41)	(0.48)	(0.44)	(0.49)
Net Asset Value, End of Period	$8.73	$10.12	$9.47	$9.89	$9.66
Total Return*	(10.18)%	11.38%(3)	0.61%	7.11%	3.20%
Net Assets, End of Period (in thousands)	$49,566	$67,032	$49,168	$20,276	$15,697
Average Net Assets for the Period (in thousands)	$63,735	$57,669	$40,103	$14,907	$13,616
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.91%	0.92%	1.05%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.91%	0.92%	1.00%	0.99%
Ratio of Net Investment Income/(Loss)	3.43%	3.91%	4.19%	4.35%	4.16%
Portfolio Turnover Rate(4)	75%	119%	188%	142%	194%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.33%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

34	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.12	$9.47	$9.89	$9.67	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.32	0.33	0.35	0.33
Net realized and unrealized gain/(loss)	(1.33)	0.67	(0.35)	0.23	(0.09)
Total from Investment Operations	(1.07)	0.99	(0.02)	0.58	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.34)	(0.33)	(0.36)	(0.35)
Distributions (from capital gains)	(0.03)	—	(0.05)	—	(0.06)
Return of capital	—(2)	—	(0.02)	—	—
Total Dividends and Distributions	(0.31)	(0.34)	(0.40)	(0.36)	(0.41)
Net Asset Value, End of Period	$8.74	$10.12	$9.47	$9.89	$9.67
Total Return*	(10.75)%	10.58%(3)	(0.18)%	6.20%	2.40%
Net Assets, End of Period (in thousands)	$62,504	$71,133	$63,574	$30,350	$18,101
Average Net Assets for the Period (in thousands)	$73,171	$67,010	$50,662	$20,980	$12,273
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.66%	1.64%	1.71%	1.79%	1.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.66%	1.64%	1.71%	1.76%	1.79%
Ratio of Net Investment Income/(Loss)	2.70%	3.19%	3.43%	3.60%	3.40%
Portfolio Turnover Rate(4)	75%	119%	188%	142%	194%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 10.53%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.12	$9.47	$9.89	$9.67	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35	0.40	0.42	0.44	0.43
Net realized and unrealized gain/(loss)	(1.33)	0.68	(0.35)	0.23	(0.10)
Total from Investment Operations	(0.98)	1.08	0.07	0.67	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.43)	(0.41)	(0.45)	(0.44)
Distributions (from capital gains)	(0.03)	—	(0.05)	—	(0.06)
Return of capital	—(2)	—	(0.03)	—	—
Total Dividends and Distributions	(0.40)	(0.43)	(0.49)	(0.45)	(0.50)
Net Asset Value, End of Period	$8.74	$10.12	$9.47	$9.89	$9.67
Total Return*	(9.93)%	11.57%(3)	0.77%	7.18%	3.36%
Net Assets, End of Period (in thousands)	$91,299	$108,418	$78,091	$57,522	$31,328
Average Net Assets for the Period (in thousands)	$104,991	$91,918	$79,433	$42,770	$28,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.74%	0.76%	0.88%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.74%	0.76%	0.84%	0.84%
Ratio of Net Investment Income/(Loss)	3.61%	4.07%	4.30%	4.54%	4.36%
Portfolio Turnover Rate(4)	75%	119%	188%	142%	194%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.52%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

36	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.12	$9.47	$9.88	$9.66	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.36	0.41	0.43	0.44	0.43
Net realized and unrealized gain/(loss)	(1.34)	0.67	(0.34)	0.24	(0.09)
Total from Investment Operations	(0.98)	1.08	0.09	0.68	0.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.43)	(0.42)	(0.46)	(0.45)
Distributions (from capital gains)	(0.03)	—	(0.05)	—	(0.06)
Return of capital	—(2)	—	(0.03)	—	—
Total Dividends and Distributions	(0.41)	(0.43)	(0.50)	(0.46)	(0.51)
Net Asset Value, End of Period	$8.73	$10.12	$9.47	$9.88	$9.66
Total Return*	(9.99)%	11.63%(3)	0.93%	7.25%	3.46%
Net Assets, End of Period (in thousands)	$2,522,907	$2,570,289	$1,805,985	$909,014	$196,433
Average Net Assets for the Period (in thousands)	$2,803,141	$2,061,334	$1,542,112	$476,391	$110,623
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.69%	0.70%	0.80%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.69%	0.70%	0.78%	0.76%
Ratio of Net Investment Income/(Loss)	3.68%	4.13%	4.42%	4.59%	4.45%
Portfolio Turnover Rate(4)	75%	119%	188%	142%	194%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.58%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	37

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.12	$9.47	$9.89	$9.67	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.37	0.42	0.44	0.45	0.44
Net realized and unrealized gain/(loss)	(1.33)	0.67	(0.36)	0.24	(0.09)
Total from Investment Operations	(0.96)	1.09	0.08	0.69	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.44)	(0.42)	(0.47)	(0.46)
Distributions (from capital gains)	(0.03)	—	(0.05)	—	(0.06)
Return of capital	—(2)	—	(0.03)	—	—
Total Dividends and Distributions	(0.42)	(0.44)	(0.50)	(0.47)	(0.52)
Net Asset Value, End of Period	$8.74	$10.12	$9.47	$9.89	$9.67
Total Return*	(9.80)%	11.73%(3)	0.90%	7.32%	3.51%
Net Assets, End of Period (in thousands)	$68,120	$121,983	$88,092	$6,763	$2,696
Average Net Assets for the Period (in thousands)	$101,875	$104,964	$20,729	$3,933	$2,017
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.60%	0.63%	0.80%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.60%	0.63%	0.71%	0.69%
Ratio of Net Investment Income/(Loss)	3.73%	4.21%	4.68%	4.67%	4.50%
Portfolio Turnover Rate(4)	75%	119%	188%	142%	194%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.68%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

38	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.11	$9.46	$9.91	$9.67	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.39	0.39	0.43	0.40
Net realized and unrealized gain/(loss)	(1.34)	0.67	(0.37)	0.27	(0.09)
Total from Investment Operations	(1.02)	1.06	0.02	0.70	0.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.41)	(0.39)	(0.46)	(0.42)
Distributions (from capital gains)	(0.03)	—	(0.05)	—	(0.06)
Return of capital	—(2)	—	(0.03)	—	—
Total Dividends and Distributions	(0.36)	(0.41)	(0.47)	(0.46)	(0.48)
Net Asset Value, End of Period	$8.73	$10.11	$9.46	$9.91	$9.67
Total Return*	(10.30)%	11.32%(3)	0.19%	7.51%	3.12%
Net Assets, End of Period (in thousands)	$1,202	$745	$987	$652	$1,228
Average Net Assets for the Period (in thousands)	$890	$898	$775	$908	$1,181
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.33%	1.43%	1.36%	1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	0.98%	1.03%	0.89%	1.07%
Ratio of Net Investment Income/(Loss)	3.33%	3.88%	4.05%	4.47%	4.13%
Portfolio Turnover Rate(4)	75%	119%	188%	142%	194%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.27%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	39

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.12	$9.47	$9.89	$9.66	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.34	0.40	0.41	0.42	0.41
Net realized and unrealized gain/(loss)	(1.34)	0.67	(0.35)	0.25	(0.09)
Total from Investment Operations	(1.00)	1.07	0.06	0.67	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.42)	(0.40)	(0.44)	(0.43)
Distributions (from capital gains)	(0.03)	—	(0.05)	—	(0.06)
Return of capital	—(2)	—	(0.03)	—	—
Total Dividends and Distributions	(0.39)	(0.42)	(0.48)	(0.44)	(0.49)
Net Asset Value, End of Period	$8.73	$10.12	$9.47	$9.89	$9.66
Total Return*	(10.12)%	11.47%(3)	0.67%	7.17%	3.26%
Net Assets, End of Period (in thousands)	$159,043	$229,774	$285,912	$149,662	$75,614
Average Net Assets for the Period (in thousands)	$202,714	$291,205	$250,371	$105,637	$47,107
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.85%	0.86%	0.98%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.83%	0.86%	0.95%	0.94%
Ratio of Net Investment Income/(Loss)	3.50%	4.01%	4.27%	4.42%	4.26%
Portfolio Turnover Rate(4)	75%	119%	188%	142%	194%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) 0.01% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.42%.

(4) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct

Janus Investment Fund	41

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

institutional investors approved by Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

42	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2022.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	43

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

44	JUNE 30, 2022

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

Janus Investment Fund	45

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap

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agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would

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be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

There were no interest rate swaps held at June 30, 2022.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities.

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In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) or other interbank offered rates as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR. The effect of the discontinuation of, LIBOR or other reference rates will depend on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether

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foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 50% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2022.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed

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as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022” table located in the Fund’s Schedule of Investments.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated

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daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $17,025,246. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $17,829,144, resulting in the net amount due to the counterparty of $803,898.

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Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Consolidated Statement of Operations,/disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. To facilitate TBA commitments, the Fund will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund

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Notes to Financial Statements

remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $200 Million	0.60
Next $500 Million	0.57
Over $700 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.56% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $18,020.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class A Shares paid CDSCs of $16,897 to Janus Henderson Distributors.

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Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class C Shares paid CDSCs of $12,124.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser  has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2022, the Fund engaged in cross trades amounting to $1,488,146 in purchases and $78,092,545 in sales, resulting in a net realized gain of $118,489. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

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Notes to Financial Statements

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ (97,034,651)	$ -	$ -	$9,958,663	$(345,553,292)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(85,870,537)	$(11,164,114)	$ (97,034,651)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,881,313,840	$ 1,856,237	$(347,409,529)	$ (345,553,292)

Information on the tax components of derivatives as of June 30, 2022 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (8,973,835)	$10,045,112	$ -	$ 10,045,112

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 133,372,181	$ 6,289,592	$ 1,604,625	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 115,415,943	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (1,604,625)	$ 6,816,467	$ (5,211,842)

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,512,155	$ 34,685,238	5,296,698	$ 52,885,839
Reinvested dividends and distributions	259,890	2,514,847	236,695	2,354,171
Shares repurchased	(4,721,195)	(45,843,873)	(4,101,540)	(41,044,253)
Net Increase/(Decrease)	(949,150)	$ (8,643,788)	1,431,853	$ 14,195,757
Class C Shares:
Shares sold	2,219,963	$ 21,892,520	1,671,116	$ 16,695,454
Reinvested dividends and distributions	246,899	2,381,260	230,346	2,290,871
Shares repurchased	(2,339,517)	(22,264,130)	(1,585,562)	(15,800,224)
Net Increase/(Decrease)	127,345	$ 2,009,650	315,900	$ 3,186,101
Class D Shares:
Shares sold	3,410,009	$ 33,432,311	5,002,814	$ 49,941,405
Reinvested dividends and distributions	426,998	4,125,281	373,370	3,718,250
Shares repurchased	(4,096,910)	(39,732,790)	(2,908,655)	(28,924,041)
Net Increase/(Decrease)	(259,903)	$ (2,175,198)	2,467,529	$ 24,735,614
Class I Shares:
Shares sold	149,981,113	$1,463,410,864	130,873,274	$1,307,962,871
Reinvested dividends and distributions	11,822,831	113,937,965	8,681,127	86,379,431
Shares repurchased	(126,898,055)	(1,210,386,954)	(76,272,612)	(756,920,545)
Net Increase/(Decrease)	34,905,889	$ 366,961,875	63,281,789	$ 637,421,757
Class N Shares:
Shares sold	4,626,991	$ 44,871,422	5,313,468	$ 53,038,704
Reinvested dividends and distributions	393,069	3,835,550	414,150	4,122,238
Shares repurchased	(9,276,670)	(90,704,980)	(2,980,678)	(29,605,850)
Net Increase/(Decrease)	(4,256,610)	$ (41,998,008)	2,746,940	$ 27,555,092
Class S Shares:
Shares sold	79,987	$ 756,904	14,686	$ 146,663
Reinvested dividends and distributions	3,575	34,068	3,649	36,188
Shares repurchased	(19,572)	(185,388)	(48,928)	(491,183)
Net Increase/(Decrease)	63,990	$ 605,584	(30,593)	$ (308,332)
Class T Shares:
Shares sold	7,538,261	$ 73,701,449	14,913,942	$ 148,486,729
Reinvested dividends and distributions	847,371	8,196,736	1,237,845	12,302,567
Shares repurchased	(12,885,155)	(124,983,677)	(23,637,310)	(235,926,497)
Net Increase/(Decrease)	(4,499,523)	$ (43,085,492)	(7,485,523)	$ (75,137,201)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,694,957,997	$ 2,388,889,249	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. FASB has proposed extending the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Multi-Sector Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Multi-Sector Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent, investee company, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Section 163(j) Interest Dividend	87%
Capital Gain Distributions	$6,289,592
Return of Capital Distributions	$1,604,625
Qualified Dividend Income Percentage	1%

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Head of U.S. Securitized Products of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Co-Head of Global Credit Research of Janus Henderson Investors, Portfolio Manager for other Janus Henderson accounts, and Analyst for Janus Henderson Investors US LLC.
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93028 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Short Duration Flexible Bond Fund (Formerly Janus Henderson Short-Term Bond Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Short Duration Flexible Bond Fund

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

FUND SNAPSHOT

 The Fund seeks as high a level of current income as is consistent with preservation of capital. We believe our research-driven investment process, diversified portfolio construction and robust risk management can provide attractive income and drive consistent risk-adjusted performance, with excess returns generated primarily through sector and security decisions. Our collaborative investment teams utilize our investment flexibility to adjust our allocations across the investment cycle in an effort to capitalize on attractive opportunities with limited interest rate sensitivity.

Seth Meyer co-portfolio manager	Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE SUMMARY

For the 12-month period ended June 30, 2022, the Janus Henderson Short-Duration Flexible Bond Fund’s Class I shares returned -6.08% compared with -3.56% for the Fund’s benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Index.

MARKET ENVIRONMENT

The period commenced with strengthening economic conditions and improving consumer sentiment. Following record stimulus in response to the COVID pandemic, economic growth was strong, asset prices had recovered, and the unemployment rate was trending down steadily. The emergence of new COVID variants led to continued supply chain bottlenecks and elevated goods prices, but the lingering risks to the outlook resulted in additional fiscal stimulus and the Federal Reserve (Fed) maintaining overly accommodative monetary policy. As the period progressed, the main story turned out to be the sharp repricing of risk assets as the Fed pivoted to aggressively raise interest rates to tame inflation. Both credit and interest rate sectors recorded negative returns, with virtually all the move occurring in the second half of the period. The yield on the 2-year U.S. Treasury rose sharply from 0.25% to 2.95% during the period, while credit spreads simultaneously widened across all sectors.

Inflation continued to rise during the period, with the Fed initially communicating that inflation was “transitory” and would abate once supply chain disruptions were alleviated. In hindsight, this turned out to be a policy error on the Fed’s part – with each passing month, inflation continued to rise and it became increasingly difficult for the transitory thesis to hold. Credit markets held steady through the end of 2021, but with Russia’s invasion of Ukraine early in 2022, oil, gas and commodities prices spiked, signaling further upward pressure on inflation. By early 2022 the Fed capitulated by acknowledging that inflation was not transitory and made a hawkish pivot, proceeding to raise rates 1.50% through the end of June. Further, it communicated it was committed to bringing down inflation with future hikes. Toward the end of the period, we witnessed deterioration in economic growth and consumer sentiment, with an economic slowdown beyond a “soft landing” seeming more likely.

PERFORMANCE DISCUSSION

Our objective is to generate moderate income from credit spread sectors while limiting drawdowns. To do this, we construct the portfolio with credit risk and a modest amount of interest rate risk. Historically, these have had negative correlations – for example, as Treasury yields rise, credit spreads tighten. However, during the latter half of the period, Treasury yields and credit spreads both moved higher with a positive correlation, which provides a challenging backdrop to this philosophical approach.

We entered the period with more duration than the index, consistent with the structural bias noted above. This detracted from relative returns, as the Treasury yield curve moved up sharply. A modest allocation to Treasury Inflation-Protected Securities (TIPS) during the period helped to offset relative underperformance. We also maintained a higher allocation to spread products than the index, notably an out-of-index allocation to short-duration high-yield bonds. While we trimmed our risk allocation during the period, this positioning detracted from relative returns.

We remained opportunistic in securitized credit. We added to asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMO), as securitized assets experienced,

Janus Investment Fund	1

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

what we believe to be, excessive spread widening. While securitized sectors did not aid relative performance during the period, this positioning is in line with where we believe the portfolio will be best positioned for the growing likelihood of an economic slowdown.

DERIVATIVES USAGE

During the period, we used Treasury futures to efficiently bring the portfolio in line with our targets for overall duration and our positioning along the yield curve.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The persistence and pervasiveness of extremely high inflation – and the Fed’s late but increasingly aggressive response to taming it – has been the story of the year, and it will likely continue to be until inflation trends back meaningfully toward the central bank’s target range. The Fed has struck a far more austere tone of late, making it clear that it is intent on preventing the short-term inflation problem from becoming a long-term one. We do not believe that the Fed is bluffing at this juncture – we expect it will act in line with its narrative by tightening monetary conditions until inflation is on a clear path back to where it should be.

The key risk in the Fed’s eleventh-hour crusade is that, through tightening, it tips the U.S. economy into a growth slowdown or recession. This is a risk the Fed appears willing to take – and needs to take – to bring inflation down, and to ultimately put the economy in a strong position for the long term. Essentially the Fed believes the consumer and corporates are in good enough shape – unemployment is back to pre-pandemic lows and both consumer and corporate balance sheets are stronger than they’ve ever been heading into an economic slowdown – to handle a recession if one transpires due to monetary tightening.

While the economic situation is sobering, we believe that being well positioned is key to navigating the economic and market cycles. Short-duration assets have priced in an extremely aggressive Fed tightening cycle, and therefore, we believe much of the repricing of interest rate risk has already occurred. We consider the yield curve shift as a positive for fixed income assets, as bonds are now offering more attractive income and diversification than before. Furthermore, as the likelihood of an economic slowdown or recession grows, we think that slowing growth is likely to place a ceiling on interest rates in the near term, which should provide some support for assets with exposure to interest rate risk.

Within credit spread products, any continued deterioration in the macro environment is likely to place further pressure on credit spreads. We therefore remain cautiously positioned within our spread sector allocation, have repositioned into higher quality credit, and continue to seek exposure in securitized sectors where, in our view, prices better reflect the possibility of recession, and in those that we believe will fare better in an economic downturn. We anticipate a dynamic and challenging year ahead, and our team’s objective is to position the portfolio to manage the risks and capitalize on the opportunities that present themselves.

Thank you for your investment in the Janus Henderson Short-Duration Flexible Bond Fund.

2	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Fund At A Glance

June 30, 2022

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	3.43%	3.55%
Class A Shares MOP	3.35%	3.46%
Class C Shares**	2.64%	2.76%
Class D Shares	3.59%	3.72%
Class I Shares	3.61%	3.72%
Class N Shares	3.74%	3.85%
Class S Shares	2.70%	3.34%
Class T Shares	3.50%	3.61%
Weighted Average Maturity		2.8 Years
Average Effective Duration***		2.3 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	8.1%
AA	26.5%
A	6.0%
BBB	18.2%
BB	9.3%
B	1.7%
Not Rated	28.8%
Other	1.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Asset-Backed/Commercial Mortgage-Backed Securities	36.2%
Corporate Bonds	32.8%
United States Treasury Notes/Bonds	24.5%
Mortgage-Backed Securities	4.7%
Investment Companies	3.9%
Bank Loans and Mezzanine Loans	0.3%
Investments Purchased with Cash Collateral from Securities Lending	0.1%
Other	(2.5)%
100.0%

Janus Investment Fund	3

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-6.28%	0.66%	0.88%	3.10%	0.78%	0.69%
Class A Shares at MOP	-8.66%	0.13%	0.62%	2.93%
Class C Shares at NAV	-6.97%	-0.11%	0.12%	2.40%	1.56%	1.45%
Class C Shares at CDSC	-7.89%	-0.11%	0.12%	2.40%
Class D Shares	-6.12%	0.76%	1.00%	3.42%	0.63%	0.53%
Class I Shares	-6.08%	0.86%	1.10%	3.32%	0.60%	0.45%
Class N Shares	-6.03%	0.89%	1.14%	3.44%	0.50%	0.39%
Class S Shares	-6.16%	0.48%	0.71%	2.93%	1.43%	0.89%
Class T Shares	-6.23%	0.65%	0.90%	3.37%	0.73%	0.64%
Bloomberg 1-3 Year U.S. Government/Credit Index	-3.56%	1.07%	1.01%	3.45%**
Morningstar Quartile - Class T Shares	4th	4th	4th	2nd
Morningstar Ranking - based on total returns for Short-Term Bond Funds	492/602	408/542	318/447	73/154

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

4	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

** The Bloomberg 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

‡ As stated in the prospectus. Net expense ratios reflect the expense waivers, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Short Duration Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class A Shares	$1,000.00	$940.90	$3.32	$1,000.00	$1,021.37	$3.46	0.69%
Class C Shares	$1,000.00	$937.50	$6.58	$1,000.00	$1,018.00	$6.85	1.37%
Class D Shares	$1,000.00	$941.70	$2.50	$1,000.00	$1,022.22	$2.61	0.52%
Class I Shares	$1,000.00	$942.10	$2.17	$1,000.00	$1,022.56	$2.26	0.45%
Class N Shares	$1,000.00	$942.10	$1.88	$1,000.00	$1,022.86	$1.96	0.39%
Class S Shares	$1,000.00	$943.20	$4.19	$1,000.00	$1,020.48	$4.36	0.87%
Class T Shares	$1,000.00	$941.20	$3.03	$1,000.00	$1,021.67	$3.16	0.63%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 36.2%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 2.0710%, 9/15/34 (144A)‡	$4,021,000	$3,935,126
ACC Auto Trust 2021-A A, 1.0800%, 4/15/27 (144A)	606,970	594,524
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	2,460,311	2,437,723
ACC Trust 2021-1 A, 0.7400%, 11/20/23 (144A)	115,847	115,684
ACM Auto Trust 2022-1A A, 3.2300%, 4/20/29 (144A)	2,538,610	2,861,940
Affirm Asset Securitization Trust 2021-A A, 0.8800%, 8/15/25 (144A)	1,370,000	1,352,736
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	1,402,000	1,330,670
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	222,299	219,034
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	191,632	187,671
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	814,459	752,170
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	3,029,719	3,028,116
Atalaya Equipment Leasing Fund I LP 2021-1A A2, 1.2300%, 5/15/26 (144A)	1,451,063	1,418,400
Avis Budget Rental Car Funding AESOP LLC 2017-2A D, 4.5600%, 3/20/24 (144A)	3,234,000	3,233,996
Barclays Commercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 2.1740%, 8/15/36 (144A)‡	874,000	856,382
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 2.6800%, 4/15/37 (144A)‡	3,717,000	3,636,796
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 2.2440%, 10/15/36 (144A)‡	3,746,157	3,685,128
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 2.4040%, 10/15/36 (144A)‡	850,000	836,722
BX Commercial Mortgage Trust 2021-21M A,
ICE LIBOR USD 1 Month + 0.7300%, 2.0540%, 10/15/36 (144A)‡	2,508,000	2,420,210
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 2.1250%, 2/15/36 (144A)‡	1,598,000	1,511,953
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 2.1250%, 2/15/36 (144A)‡	1,817,000	1,720,202
BX Commercial Mortgage Trust 2021-VOLT F,
ICE LIBOR USD 1 Month + 2.4000%, 3.7240%, 9/15/36 (144A)‡	3,235,000	3,016,964
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	1,294,593	1,271,027
CBAM CLO Management 2019-11RA A2,
ICE LIBOR USD 3 Month + 1.5000%, 1.6249%, 1/20/35 (144A)‡	4,325,000	4,128,892
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	2,221,256	1,951,276
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	815,007	701,141
Chase Auto Credit Linked Notes 2020-1 B, 0.9910%, 1/25/28 (144A)	1,421,750	1,404,708
Chase Auto Credit Linked Notes 2020-2 B, 0.8400%, 2/25/28 (144A)	769,125	757,090
Chase Auto Credit Linked Notes 2021-1 B, 0.8750%, 9/25/28 (144A)	1,541,953	1,507,610
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	1,190,663	1,157,856
Chesapeake Funding II LLC 2019-2A, 2.7100%, 9/15/31 (144A)	2,858,000	2,832,777
CIFC Funding Ltd 2016-1A BRR,
ICE LIBOR USD 3 Month + 1.7000%, 2.7983%, 10/21/31 (144A)‡	1,278,000	1,216,825
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 2.7840%, 1/23/35 (144A)‡	1,432,000	1,350,327
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	1,455,297	1,384,240
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 2.2240%, 11/15/37 (144A)‡	3,282,205	3,190,737
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 2.6240%, 11/15/37 (144A)‡	1,683,863	1,636,952
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 2.9740%, 11/15/37 (144A)‡	1,690,744	1,639,545
COLEM Mortgage Trust 2022-HLNE A, 2.5430%, 4/12/42 (144A)‡	4,914,000	4,391,871
Conn Funding II LP 2021-A A, 1.0500%, 5/15/26 (144A)	622,874	611,861
Connecticut Avenue Securities Trust 2015-C01 1M2,
ICE LIBOR USD 1 Month + 4.3000%, 5.9236%, 2/25/25‡	642,256	642,483
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 5.1736%, 7/25/29‡	943,967	968,540
Connecticut Avenue Securities Trust 2017-C05 1M2,
ICE LIBOR USD 1 Month + 2.2000%, 3.8236%, 1/25/30‡	1,145,281	1,149,869

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Connecticut Avenue Securities Trust 2017-C07 1M2,
ICE LIBOR USD 1 Month + 2.4000%, 4.0236%, 5/25/30‡	$3,657,285	$3,686,876
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 4.0236%, 4/25/31 (144A)‡	113,486	113,121
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 3.9236%, 8/25/31 (144A)‡	70,156	69,900
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 3.7736%, 9/25/31 (144A)‡	932,890	928,479
Connecticut Avenue Securities Trust 2019-R06,
ICE LIBOR USD 1 Month + 2.1000%, 3.7236%, 9/25/39 (144A)‡	614,258	611,652
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 3.7236%, 10/25/39 (144A)‡	7,255	7,228
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 2.9257%, 11/25/41 (144A)‡	3,397,000	3,036,661
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 2.5757%, 12/25/41 (144A)‡	1,248,000	1,108,431
Connecticut Avenue Securities Trust 2022-R01 1B1,
US 30 Day Average SOFR + 3.1500%, 4.0757%, 12/25/41 (144A)‡	2,315,000	1,853,912
Connecticut Avenue Securities Trust 2022-R01 1M2,
US 30 Day Average SOFR + 1.9000%, 2.8257%, 12/25/41 (144A)‡	2,611,000	2,348,223
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 3.0257%, 3/25/42 (144A)‡	2,871,830	2,818,125
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 2.9257%, 3/25/42 (144A)‡	1,270,589	1,245,259
Connecticut Avenue Securities Trust 2022-R05 2M1,
US 30 Day Average SOFR + 1.9000%, 2.8257%, 4/25/42 (144A)‡	2,001,122	1,966,940
Connecticut Avenue Securities Trust 2022-R06 1M1,
US 30 Day Average SOFR + 2.7500%, 3.6977%, 5/25/42 (144A)‡	867,583	865,495
Consumer Loan Underlying Bond Credit Trust 2019-P2 C,
4.4100%, 10/15/26 (144A)	718,377	715,997
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	3,625,000	3,624,724
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 2.3040%, 5/15/36 (144A)‡	4,234,000	4,163,970
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 2.7540%, 5/15/36 (144A)‡	4,106,000	4,006,548
Credit Suisse Commercial Mortgage Trust 2020-UNFI,
ICE LIBOR USD 1 Month + 3.6682%, 4.7882%, 12/15/22 (144A)‡	4,000,000	3,908,704
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 5.2943%, 4/15/23 (144A)‡	1,689,832	1,640,258
DB Master Finance LLC 2017-1A A2II, 4.0300%, 11/20/47 (144A)	4,906,230	4,653,615
DBCCRE Mortgage Trust 2014-ARCP E, 5.0990%, 1/10/34 (144A)‡	5,367,000	5,138,473
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	2,114,000	1,815,424
Diamond Resorts Owner Trust 2021-1A A, 1.5100%, 11/21/33 (144A)	894,158	852,837
Donlen Fleet Lease Funding 2021-2 B, 0.9800%, 12/11/34 (144A)	1,572,000	1,480,066
Donlen Fleet Lease Funding 2021-2 C, 1.2000%, 12/11/34 (144A)	1,471,000	1,377,106
Drive Auto Receivables Trust 2020-1, 2.7000%, 5/17/27	2,511,000	2,471,828
DROP Mortgage Trust 2021-FILE A,
ICE LIBOR USD 1 Month + 1.1500%, 2.4700%, 10/15/43 (144A)‡	3,929,000	3,766,202
Eagle Re Ltd, ICE LIBOR USD 1 Month + 0.9000%, 2.5236%, 1/25/30 (144A)‡	4,251,573	4,224,751
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	2,895,000	2,897,806
Exeter Automobile Receivables Trust 2020-1A C, 2.4900%, 1/15/25 (144A)	862,066	861,429
Exeter Automobile Receivables Trust 2020-2A E, 7.1900%, 9/15/27 (144A)	2,687,000	2,732,285
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	1,081,000	1,017,206
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 2.4050%, 7/15/38 (144A)‡	1,116,131	1,089,920
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 2.7050%, 7/15/38 (144A)‡	717,584	694,597
Extended Stay America Trust 2021-ESH E,
ICE LIBOR USD 1 Month + 2.8500%, 4.1750%, 7/15/38 (144A)‡	3,366,282	3,231,475

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 6.6236%, 7/25/25‡	$227,079	$228,701
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 7.3236%, 4/25/28‡	489,264	516,861
First Investors Auto Owner Trust 2022-1A A, 2.0300%, 1/15/27 (144A)	3,947,814	3,860,050
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	5,732,973	5,111,996
Foursight Capital Auto Receivables Trust 2021-1 B, 0.8700%, 1/15/26 (144A)	2,960,000	2,910,510
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 3.5736%, 10/25/49 (144A)‡	435,193	431,616
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M1,
US 30 Day Average SOFR + 0.9000%, 1.8257%, 12/25/50 (144A)‡	2,980	2,980
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.9257%, 12/25/50 (144A)‡	1,707,000	1,679,689
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA2 M2,
ICE LIBOR USD 1 Month + 3.1000%, 4.7236%, 3/25/50 (144A)‡	2,855,488	2,805,579
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 3.5257%, 11/25/50 (144A)‡	1,941,688	1,925,929
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 3.2257%, 8/25/33 (144A)‡	844,000	797,750
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 3.1757%, 8/25/33 (144A)‡	907,000	840,561
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA2 M2,
US 30 Day Average SOFR + 2.0500%, 2.9757%, 12/25/33 (144A)‡	3,482,000	3,109,930
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1A,
US 30 Day Average SOFR + 2.9500%, 3.7292%, 6/25/42 (144A)‡	1,822,000	1,823,114
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 3.0257%, 3/25/42 (144A)‡	1,347,937	1,335,958
FREED ABS Trust 2019-2 C, 4.8600%, 11/18/26 (144A)	641,807	641,937
FREED ABS Trust 2021-3FP B, 1.0100%, 11/20/28 (144A)	4,226,000	4,144,251
FREED ABS Trust 2022-2CP B, 4.4900%, 5/18/29 (144A)	6,317,000	6,235,841
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	5,041,934	4,474,940
GLS Auto Receivables Issuer Trust 2020-4A B, 0.8700%, 12/16/24 (144A)	1,462,788	1,457,281
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 2.3580%, 12/15/36 (144A)‡	5,929,000	5,784,151
Hewlett-Packard Financial Services Company Trust 2020-1A C,
2.0300%, 2/20/30 (144A)	800,000	794,401
Hewlett-Packard Financial Services Company Trust 2020-1A D,
2.2600%, 2/20/30 (144A)	800,000	790,281
Hilton Grand Vacations Trust 2020-AA, 2.7400%, 2/25/39 (144A)	2,224,410	2,140,455
JP Morgan Mortgage Trust 2019-LTV2, 3.5000%, 12/25/49 (144A)‡	78,465	77,896
KNDL Mortgage Trust 2019-KNSQ A,
ICE LIBOR USD 1 Month + 0.8000%, 2.1240%, 5/15/36 (144A)‡	3,838,000	3,790,742
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	1,074,378	1,046,451
Lanark Master Issuer PLC, 2.2770%, 12/22/69 (144A)‡	3,829,000	3,808,443
Lendbuzz Securitization Trust 2021-1A A, 1.4600%, 6/15/26 (144A)	1,469,240	1,414,621
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	3,112,148	3,056,749
LendingPoint Asset Securitization Trust 2021-A A, 1.0000%, 12/15/28 (144A)	1,242,317	1,233,856
LendingPoint Asset Securitization Trust 2021-B A, 1.1100%, 2/15/29 (144A)	1,637,595	1,605,700
LendingPoint Asset Securitization Trust 2022-A A, 1.6800%, 6/15/29 (144A)	3,141,007	3,081,769
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 2.0240%, 3/15/38 (144A)‡	4,147,151	4,009,541
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 2.4240%, 3/15/38 (144A)‡	1,980,685	1,880,977
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 2.5739%, 5/15/39 (144A)‡	3,177,000	3,093,809
Life Financial Services Trust 2022-BMR2 B,
CME Term SOFR 1 Month + 1.7939%, 3.0726%, 5/15/39 (144A)‡	1,059,000	1,027,498
LUXE Commercial Mortgage Trust 2021-TRIP A,
ICE LIBOR USD 1 Month + 1.0500%, 2.3740%, 10/15/38 (144A)‡	653,000	626,541
Marlette Funding Trust 2021-3A A, 0.6500%, 12/15/31 (144A)	2,260,848	2,213,622

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
MED Trust 2021-MDLN C,
ICE LIBOR USD 1 Month + 1.8000%, 3.1250%, 11/15/38 (144A)‡	$587,000	$557,980
MED Trust 2021-MDLN D,
ICE LIBOR USD 1 Month + 2.0000%, 3.3250%, 11/15/38 (144A)‡	596,000	565,265
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 4.4750%, 11/15/38 (144A)‡	2,647,000	2,488,125
MED Trust 2021-MDLN F,
ICE LIBOR USD 1 Month + 4.0000%, 5.3250%, 11/15/38 (144A)‡	1,665,000	1,557,601
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 1.8757%, 10/25/51 (144A)‡	1,821,745	1,723,915
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	1,905,112	1,620,564
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	3,445,101	3,051,474
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	1,890,000	1,801,943
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 2.1250%, 4/15/38 (144A)‡	3,727,956	3,605,018
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 2.6750%, 4/15/38 (144A)‡	1,797,068	1,703,431
Neuberger Berman CLO Ltd 2019-33A BR,
ICE LIBOR USD 3 Month + 1.6000%, 2.6443%, 10/16/33 (144A)‡	3,800,000	3,611,672
NMEF Funding LLC 2022-A A2, 2.5800%, 10/16/28 (144A)	3,531,000	3,438,846
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	471,200	443,592
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	1,349,645	1,222,158
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	1,412,880	1,293,809
Oasis Securitization 2021-2A A, 2.1430%, 10/15/33 (144A)	2,057,049	2,014,103
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	2,552,893	2,526,444
Oceanview Mortgage Trust 2021-4 A11,
US 30 Day Average SOFR + 0.8500%, 1.7757%, 10/25/51 (144A)‡	2,015,932	1,885,573
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 1.4345%, 11/25/51 (144A)‡	1,966,410	1,845,107
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	2,046,700	1,809,096
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	4,042,607	3,587,986
OCP CLO Ltd 2015-10A BR2,
ICE LIBOR USD 3 Month + 1.6500%, 2.8637%, 1/26/34 (144A)‡	2,686,000	2,521,144
Octagon Investment Partners 48 Ltd 2020-3A BR,
ICE LIBOR USD 3 Month + 1.6000%, 2.6627%, 10/20/34 (144A)‡	527,000	497,101
Ondeck Asset Securitization Trust LLC 2021-1A A, 1.5900%, 5/17/27 (144A)	1,807,000	1,668,985
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	2,997,784	2,557,023
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	4,073,688	3,604,269
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	1,727,736	1,518,279
Oscar US Funding Trust 2017-2A A4, 2.7600%, 12/10/24 (144A)	383,982	383,938
Oscar US Funding Trust 2021-1A A3, 0.7000%, 4/10/25 (144A)	2,188,000	2,108,754
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	1,274,130	1,230,990
Palmer Square Loan Funding 2020-1A A2,
ICE LIBOR USD 3 Month + 1.3500%, 2.8280%, 2/20/28 (144A)‡	3,093,334	3,026,957
Pawnee Equipment Receivables 2021-1 A2, 1.1000%, 7/15/27 (144A)	3,923,000	3,786,782
Prestige Auto Receivables Trust 2018-1, 3.7500%, 10/15/24 (144A)	97,373	97,378
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	2,069,960	1,957,465
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	2,144,129	2,047,768
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	2,686,710	2,687,124
Provident Funding Mortgage Trust 2021-INV1 A1, 2.5000%, 8/25/51 (144A)‡	1,672,657	1,429,297
Santander Bank Auto Credit-Linked Notes 2021-1A C, 3.2680%, 12/15/31 (144A)	1,097,864	1,070,096
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	2,552,922	2,518,454
Santander Consumer Auto Receivables Trust 2020-AA, 1.3700%, 10/15/24 (144A)	112,788	112,593
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	4,581,000	4,379,896
Santander Prime Auto Issuance Notes Trust 2018-A, 5.0400%, 9/15/25 (144A)	739,331	741,974

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Sierra Receivables Funding Co LLC 2021-1A A, 0.9900%, 11/20/37 (144A)	$1,465,527	$1,384,801
SoFi Professional Loan Program 2020-C Trust, 1.9500%, 2/15/46 (144A)	1,978,081	1,899,004
SREIT Trust 2021-FLWR D,
ICE LIBOR USD 1 Month + 1.3750%, 2.6990%, 7/15/36 (144A)‡	2,543,000	2,362,655
SREIT Trust 2021-MFP A,
ICE LIBOR USD 1 Month + 0.7308%, 2.0548%, 11/15/38 (144A)‡	3,236,000	3,069,943
Tesla Auto Lease Trust 2020-A, 4.6400%, 8/20/24 (144A)	2,650,000	2,636,715
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	1,050,000	991,173
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	538,000	504,158
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	1,176,553	1,146,664
TPI Re-Remic Trust 2022-FRR1 AK33, 0%, 7/25/46 (144A)◊	994,000	940,618
TPI Re-Remic Trust 2022-FRR1 AK34, 0%, 7/25/46 (144A)◊	819,000	775,016
TPI Re-Remic Trust 2022-FRR1 AK35, 0%, 8/25/46 (144A)◊	1,109,000	1,045,051
Tricolor Auto Securitization Trust 2022-1A A, 3.3000%, 2/18/25 (144A)	2,497,435	2,485,552
TTAN 2021-MHC A, ICE LIBOR USD 1 Month + 0.8500%, 2.1750%, 3/15/38 (144A)‡	1,676,721	1,613,410
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	2,930,000	2,858,500
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	1,479,507	1,268,892
Upstart Securitization Trust 2020-3 A, 1.7020%, 11/20/30 (144A)	331,795	330,295
Upstart Securitization Trust 2021-1 A, 0.8700%, 3/20/31 (144A)	357,448	353,449
Upstart Securitization Trust 2021-3 A, 0.8300%, 7/20/31 (144A)	1,565,910	1,519,881
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	2,233,954	2,168,895
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	711,419	683,689
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	4,562,033	4,444,554
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	4,007,000	3,968,835
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	2,652,000	2,403,503
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 2.2240%, 7/15/39 (144A)‡	1,260,000	1,203,453
Verizon Owner Trust 2019-C, 2.0600%, 4/22/24	8,417,000	8,342,126
Verus Securitization Trust 2020-1, 2.6420%, 1/25/60 (144A)Ç	3,737,476	3,625,100
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 2.5860%, 1/18/37 (144A)‡	1,626,295	1,556,578
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	767,676	733,004
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 1.3845%, 7/25/51 (144A)‡	1,294,364	1,204,678
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $392,078,510)		375,706,435
Bank Loans and Mezzanine Loans– 0.3%
Capital Goods – 0.3%
Zurn Holdings Inc, ICE LIBOR USD 1 Month + 2.2500%, 3.9161%, 10/4/28‡((cost $3,248,619)	3,255,935	3,181,146
Corporate Bonds– 32.8%
Banking – 8.4%
Banco Santander SA,
US Treasury Yield Curve Rate 1 Year + 2.0000%, 4.1750%, 3/24/28‡	8,400,000	8,015,112
Bank of America Corp, SOFR + 0.6500%, 1.5300%, 12/6/25‡	9,491,000	8,830,856
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	5,759,000	5,626,543
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	3,253,000	3,251,299
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.1110%, 2.8190%, 11/19/25 (144A)‡	2,267,000	2,165,612
BNP Paribas SA, USD SWAP SEMI 30/360 5YR + 5.1500%, 7.3750% (144A)‡,µ	5,148,000	5,096,251
Citigroup Inc, 4.4000%, 6/10/25	5,577,000	5,568,672
Deutsche Bank AG / New York, 0.9620%, 11/8/23	3,030,000	2,902,930
Goldman Sachs Group Inc, SOFR + 0.5380%, 0.6270%, 11/17/23‡	5,881,000	5,807,488
JPMorgan Chase & Co, SOFR + 1.3200%, 4.0800%, 4/26/26‡	6,763,000	6,678,644
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 3.7800%, 6.7500%‡,µ	5,657,000	5,694,761
Morgan Stanley, 4.1000%, 5/22/23	8,673,000	8,706,824
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8470%, 3.7370%, 4/24/24‡	5,133,000	5,115,129
SVB Financial Group,
US Treasury Yield Curve Rate 5 Year + 3.0740%, 4.2500%‡,µ	7,497,000	5,656,717

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
UBS Group AG, USD SWAP SEMI 30/360 5YR + 4.3440%, 7.0000% (144A)‡,µ	$5,447,000	$5,306,044
Wells Fargo & Co, SOFR + 1.5100%, 3.5260%, 3/24/28‡	3,116,000	2,951,311
		87,374,193
Basic Industry – 0.9%
Novelis Corp, 3.2500%, 11/15/26 (144A)	4,224,000	3,570,440
Univar Solutions USA Inc, 5.1250%, 12/1/27 (144A)	1,692,000	1,574,727
W R Grace Holdings LLC, 5.6250%, 10/1/24 (144A)	3,946,000	3,822,924
		8,968,091
Brokerage – 1.0%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	10,603,000	10,470,463
Capital Goods – 1.4%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.1250%, 8/15/26 (144A)	8,937,000	7,571,516
GFL Environmental Inc, 3.7500%, 8/1/25 (144A)	3,989,000	3,699,798
TransDigm Inc, 8.0000%, 12/15/25 (144A)	2,724,000	2,754,618
		14,025,932
Communications – 2.0%
CenturyLink Inc, 7.5000%, 4/1/24	1,450,000	1,430,063
CenturyLink Inc, 5.6250%, 4/1/25	1,053,000	998,539
Netflix Inc, 3.6250%, 6/15/25 (144A)	7,722,000	7,361,923
Sprint Communications Inc, 6.0000%, 11/15/22	3,817,000	3,833,614
Sprint Corp, 7.8750%, 9/15/23	2,254,000	2,323,401
T-Mobile USA Inc, 2.2500%, 2/15/26	2,834,000	2,550,297
T-Mobile USA Inc, 2.2500%, 2/15/26 (144A)	2,864,000	2,577,294
		21,075,131
Consumer Cyclical – 3.4%
Amazon.com Inc, 2.7300%, 4/13/24	3,911,000	3,880,688
Colt Merger Sub Inc, 5.7500%, 7/1/25 (144A)	2,695,000	2,577,255
GLP Capital LP / GLP Financing II Inc, 3.3500%, 9/1/24	5,795,000	5,537,968
International Game Technology PLC, 6.5000%, 2/15/25 (144A)	2,189,000	2,178,055
International Game Technology PLC, 4.1250%, 4/15/26 (144A)	1,766,000	1,598,230
IRB Holding Corp, 7.0000%, 6/15/25 (144A)	1,596,000	1,562,245
Lowe's Cos Inc, 3.3500%, 4/1/27	916,000	881,492
Vail Resorts Inc, 6.2500%, 5/15/25 (144A)	3,139,000	3,135,139
VICI Properties LP, 4.3750%, 5/15/25	3,774,000	3,685,987
VICI Properties LP / VICI Note Co Inc, 3.5000%, 2/15/25 (144A)	8,868,000	8,295,328
Wyndham Destinations Inc, 5.6500%, 4/1/24	1,763,000	1,732,148
		35,064,535
Consumer Non-Cyclical – 2.6%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
3.5000%, 2/15/23 (144A)	5,132,000	5,071,032
Brunswick Corp, 0.8500%, 8/18/24	6,078,000	5,616,870
HCA Inc, 5.3750%, 2/1/25	1,308,000	1,301,146
HCA Inc, 5.8750%, 2/15/26	684,000	687,509
Horizon Pharma USA Inc, 5.5000%, 8/1/27 (144A)	2,095,000	2,020,313
Indigo Merger Sub Inc, 2.8750%, 7/15/26 (144A)	6,630,000	5,900,700
JBS Finance Luxembourg Sarl, 2.5000%, 1/15/27 (144A)	4,222,000	3,672,554
Providence Service Corp, 5.8750%, 11/15/25 (144A)	1,734,000	1,595,280
Tenet Healthcare Corp, 4.6250%, 7/15/24	712,000	683,328
		26,548,732
Electric – 0.1%
NextEra Energy Operating Partners LP, 4.2500%, 7/15/24 (144A)	1,229,000	1,175,661
Energy – 0.9%
EQT Corp, 3.1250%, 5/15/26 (144A)	8,555,000	8,010,132
Targa Resources Partners LP / Targa Resources Partners Finance Corp,
6.5000%, 7/15/27	1,643,000	1,683,023
		9,693,155

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Finance Companies – 5.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
1.6500%, 10/29/24	$6,559,000	$6,056,133
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
2.4500%, 10/29/26	13,077,000	11,386,965
Air Lease Corp, 0.8000%, 8/18/24	3,072,000	2,813,001
Air Lease Corp, 1.8750%, 8/15/26	3,147,000	2,718,958
Ares Capital Corp, 2.8750%, 6/15/27	4,880,000	4,073,204
Avolon Holdings Funding Ltd, 4.2500%, 4/15/26 (144A)	2,351,000	2,177,135
Avolon Holdings Funding Ltd, 2.1250%, 2/21/26 (144A)	3,354,000	2,899,587
Blackstone Private Credit Fund, 4.7000%, 3/24/25 (144A)	5,609,000	5,388,284
Castlelake Aviation Finance DAC, 5.0000%, 4/15/27 (144A)#	2,999,000	2,489,622
OneMain Finance Corp, 3.5000%, 1/15/27	2,473,000	1,978,400
Owl Rock Capital Corp, 3.1250%, 4/13/27 (144A)	4,908,000	4,191,016
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	7,856,000	6,492,277
SLM Corp, 3.1250%, 11/2/26	5,551,000	4,482,210
Springleaf Finance Corp, 6.8750%, 3/15/25	2,071,000	1,962,811
		59,109,603
Government Sponsored – 0.3%
DAE Funding LLC, 1.5500%, 8/1/24 (144A)	1,642,000	1,537,991
NOVA Chemicals Corp, 4.8750%, 6/1/24 (144A)	1,707,000	1,622,499
		3,160,490
Insurance – 2.0%
Athene Global Funding, 1.7160%, 1/7/25 (144A)	6,009,000	5,607,058
Centene Corp, 4.2500%, 12/15/27	13,752,000	12,837,079
Corebridge Financial Inc, 3.5000%, 4/4/25 (144A)	2,625,000	2,550,409
		20,994,546
Real Estate Investment Trusts (REITs) – 0.6%
HAT Holdings I LLC / HAT Holdings II LLC, 3.3750%, 6/15/26 (144A)	4,371,000	3,759,060
Starwood Property Trust Inc, 3.7500%, 12/31/24 (144A)	2,946,000	2,680,860
		6,439,920
Technology – 3.5%
Broadcom Inc, 3.4590%, 9/15/26	12,701,000	12,168,371
Microchip Technology Inc, 2.6700%, 9/1/23	5,655,000	5,560,781
Microchip Technology Inc, 4.2500%, 9/1/25	2,385,000	2,321,821
Qorvo Inc, 1.7500%, 12/15/24 (144A)#	3,936,000	3,676,696
S&P Global Inc, 2.4500%, 3/1/27 (144A)	5,769,000	5,399,802
SK Hynix Inc, 1.0000%, 1/19/24 (144A)	6,587,000	6,288,477
TSMC Arizona Corp, 3.8750%, 4/22/27	1,299,000	1,294,592
		36,710,540
Total Corporate Bonds (cost $368,541,584)		340,810,992
Mortgage-Backed Securities– 4.7%
Fannie Mae:
3.0000%, TBA, 30 Year Maturity	7,660,827	7,131,472
3.5000%, TBA, 30 Year Maturity	5,636,570	5,419,985
4.0000%, TBA, 30 Year Maturity	12,119,125	11,948,257
4.5000%, TBA, 30 Year Maturity	2,643,895	2,653,677
		27,153,391
Fannie Mae Pool:
3.0000%, 3/1/52	6,103,235	5,688,663
3.0000%, 3/1/52	1,440,706	1,345,791
3.0000%, 4/1/52	1,209,068	1,130,109
3.0000%, 4/1/52	1,066,413	996,088
3.5000%, 4/1/52	1,066,581	1,032,131
3.5000%, 4/1/52	590,126	570,966
3.5000%, 4/1/52	366,042	354,219
3.5000%, 4/1/52	221,596	214,415
3.5000%, 4/1/52	170,235	164,708

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.5000%, 6/1/52	$4,150,020	$3,994,288
3.5000%, 6/1/52	1,288,868	1,240,371
		16,731,749
Freddie Mac Pool:
3.5000%, 2/1/52	1,228,876	1,184,679
3.5000%, 4/1/52	147,495	142,719
3.5000%, 4/1/52	123,518	119,511
3.5000%, 5/1/52	3,331,795	3,210,193
		4,657,102
Total Mortgage-Backed Securities (cost $49,523,732)		48,542,242
United States Treasury Notes/Bonds– 24.5%
0.1250%, 12/31/22	4,293,000	4,241,685
0.1250%, 2/28/23	21,798,000	21,427,604
0.1250%, 3/31/23	26,954,000	26,430,713
0.2500%, 4/15/23	8,776,000	8,599,452
0.1250%, 4/30/23	17,062,000	16,678,105
0.1250%, 5/31/23	24,051,000	23,455,362
0.1250%, 6/30/23	60,346,000	58,698,271
0.1250%, 8/31/23	4,619,000	4,468,702
0.3750%, 10/31/23	44,134,000	42,651,373
0.8750%, 1/31/24	17,979,000	17,397,492
0.7500%, 11/15/24	9,849,000	9,338,853
1.1250%, 1/15/25	760,000	724,791
1.5000%, 2/15/25	361,000	346,955
1.7500%, 3/15/25	1,442,000	1,394,065
0.8750%, 9/30/26	2,586,400	2,362,111
2.7500%, 4/30/27	15,243,900	15,037,869
2.7500%, 5/31/29	1,453,000	1,424,394
Total United States Treasury Notes/Bonds (cost $261,214,644)		254,677,797
Investment Companies– 3.9%
Money Markets – 3.9%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $40,686,668)	40,684,162	40,688,230
Investments Purchased with Cash Collateral from Securities Lending– 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	1,022,250	1,022,250
Time Deposits – 0%
Royal Bank of Canada, 1.5600%, 7/1/22	$255,563	255,563
Total Investments Purchased with Cash Collateral from Securities Lending (cost $1,277,813)		1,277,813
Total Investments (total cost $1,116,571,570) – 102.5%		1,064,884,655
Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(26,202,617)
Net Assets – 100%		$1,038,682,038

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2022

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$981,924,867	92.2%
Ireland	28,420,520	2.7
France	10,513,162	1.0
Canada	8,155,074	0.8
Spain	8,015,112	0.7
South Korea	6,288,477	0.6
Switzerland	5,306,044	0.5
Bermuda	4,224,751	0.4
United Kingdom	3,808,443	0.4
Germany	2,902,930	0.3
Japan	2,492,692	0.2
United Arab Emirates	1,537,991	0.1
Taiwan	1,294,592	0.1

Total	$1,064,884,655	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 3.9%
Money Markets - 3.9%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$142,429	$(434)	$1,562	$40,688,230
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	8,659∆	-	-	1,022,250
Total Affiliated Investments - 4.0%	$151,088	$(434)	$1,562	$41,710,480

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 3.9%
Money Markets - 3.9%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	74,352,923	659,083,329	(692,749,150)	40,688,230
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	-	141,516,031	(140,493,781)	1,022,250

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2022

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
2 Year US Treasury Note	1,410	10/5/22	$296,122,033	$(1,659,140)
5 Year US Treasury Note	53	10/5/22	5,949,250	(49,273)
Ultra 10-Year Treasury Note	39	9/30/22	4,967,625	(79,219)
Ultra Long Term US Treasury Bond	3	9/30/22	463,031	(10,756)
Total - Futures Long				(1,798,388)
Futures Short:
10 Year US Treasury Note	116	9/30/22	(13,749,625)	168,563
US Treasury Long Bond	100	9/30/22	(13,862,500)	231,959
Total - Futures Short				400,522
Total				$(1,397,866)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2022.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2022

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$ 400,522

Liability Derivatives:
*Futures contracts	$ 1,798,388

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2022.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2022

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$(15,377,684)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (520,907)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Short Duration Flexible Bond Fund

Schedule of Investments

June 30, 2022

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended June 30, 2022

Futures contracts:
Average notional amount of contracts - long	$449,021,258
Average notional amount of contracts - short	37,109,924

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$1,233,024	$—	$(1,233,024)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg 1-3 Year U.S. Government/Credit Index	Bloomberg 1-3 Year U.S. Government/Credit Index measures Treasuries, government-related issues and corporates with maturity between 1-3 years.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2022 is $503,336,165, which represents 48.5% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	19

Janus Henderson Short Duration Flexible Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$375,706,435	$-
Bank Loans and Mezzanine Loans	-	3,181,146	-
Corporate Bonds	-	340,810,992	-
Mortgage-Backed Securities	-	48,542,242	-
United States Treasury Notes/Bonds	-	254,677,797	-
Investment Companies	-	40,688,230	-
Investments Purchased with Cash Collateral from Securities Lending	-	1,277,813	-
Total Investments in Securities	$-	$1,064,884,655	$-
Other Financial Instruments(a):
Futures Contracts	400,522	-	-
Total Assets	$400,522	$1,064,884,655	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$1,798,388	$-	$-

(a)

Other financial instruments include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

20	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,074,862,652)(1)	$1,023,174,175
Affiliated investments, at value (cost $41,708,918)	41,710,480
Cash	335,416
Deposits with brokers for futures	2,629,000
Variation margin receivable on futures contracts	1,128,729
Trustees' deferred compensation	30,324
Receivables:
Interest	4,001,195
Fund shares sold	1,918,757
Dividends from affiliates	36,666
Other assets	4,497
Total Assets	1,074,969,239
Liabilities:
Collateral for securities loaned (Note 3)	1,277,813
Variation margin payable on futures contracts	286,563
Payables:	—
TBA investments purchased	27,341,521
Investments purchased	3,621,876
Fund shares repurchased	3,034,897
Advisory fees	254,848
Transfer agent fees and expenses	188,466
Professional fees	65,043
Dividends	58,815
Trustees' deferred compensation fees	30,324
12b-1 Distribution and shareholder servicing fees	28,215
Trustees' fees and expenses	4,437
Custodian fees	3,359
Affiliated fund administration fees payable	2,165
Accrued expenses and other payables	88,859
Total Liabilities	36,287,201
Net Assets	$1,038,682,038

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Short Duration Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,132,429,053
Total distributable earnings (loss)	(93,747,015)
Total Net Assets	$1,038,682,038
Net Assets - Class A Shares	$66,254,052
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,244,905
Net Asset Value Per Share(2)	$2.85
Maximum Offering Price Per Share(3)	$2.92
Net Assets - Class C Shares	$16,946,547
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,956,910
Net Asset Value Per Share(2)	$2.84
Net Assets - Class D Shares	$172,561,856
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,496,630
Net Asset Value Per Share	$2.85
Net Assets - Class I Shares	$442,881,344
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	155,460,670
Net Asset Value Per Share	$2.85
Net Assets - Class N Shares	$45,087,908
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,874,144
Net Asset Value Per Share	$2.84
Net Assets - Class S Shares	$371,088
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	130,334
Net Asset Value Per Share	$2.85
Net Assets - Class T Shares	$294,579,243
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	103,243,467
Net Asset Value Per Share	$2.85

(1) Includes $1,233,024 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/97.5 of net asset value.

See Notes to Financial Statements.

22	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Interest	$19,885,572
Dividends from affiliates	142,429
Affiliated securities lending income, net	8,659
Unaffiliated securities lending income, net	1,067
Other income	501,369
Total Investment Income	20,539,096
Expenses:
Advisory fees	5,123,243
12b-1 Distribution and shareholder servicing fees:
Class A Shares	186,756
Class C Shares	192,882
Class S Shares	1,586
Transfer agent administrative fees and expenses:
Class D Shares	219,122
Class S Shares	1,586
Class T Shares	883,767
Transfer agent networking and omnibus fees:
Class A Shares	33,646
Class C Shares	12,448
Class I Shares	619,893
Other transfer agent fees and expenses:
Class A Shares	4,416
Class C Shares	986
Class D Shares	33,658
Class I Shares	22,205
Class N Shares	1,053
Class S Shares	32
Class T Shares	4,110
Registration fees	150,320
Shareholder reports expense	94,810
Professional fees	69,890
Affiliated fund administration fees	29,109
Trustees’ fees and expenses	19,544
Custodian fees	13,107
Other expenses	134,364
Total Expenses	7,852,533
Less: Excess Expense Reimbursement and Waivers	(1,147,023)
Net Expenses	6,705,510
Net Investment Income/(Loss)	13,833,586

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Short Duration Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2022

Net Realized Gain/(Loss) on Investments:
Investments	$(7,663,223)
Investments in affiliates	(434)
Futures contracts	(15,377,684)
Total Net Realized Gain/(Loss) on Investments	(23,041,341)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	(62,374,707)
Investments in affiliates	1,562
Futures contracts	(520,907)
Total Change in Unrealized Net Appreciation/Depreciation	(62,894,052)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(72,101,807)

See Notes to Financial Statements.

24	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$13,833,586	$18,806,750
Net realized gain/(loss) on investments	(23,041,341)	16,826,241
Change in unrealized net appreciation/depreciation	(62,894,052)	(6,100,654)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(72,101,807)	29,532,337
Dividends and Distributions to Shareholders:
Class A Shares	(939,007)	(1,247,705)
Class C Shares	(110,941)	(297,223)
Class D Shares	(2,783,229)	(3,728,556)
Class I Shares	(7,234,654)	(7,452,379)
Class N Shares	(464,174)	(313,285)
Class S Shares	(6,770)	(9,698)
Class T Shares	(4,613,466)	(7,130,790)
Net Decrease from Dividends and Distributions to Shareholders	(16,152,241)	(20,179,636)
Capital Share Transactions:
Class A Shares	(5,724,778)	12,056,021
Class C Shares	(5,185,205)	(3,882,252)
Class D Shares	(20,358,158)	14,311,095
Class I Shares	59,461,565	37,368,586
Class N Shares	31,568,304	(1,464,013)
Class S Shares	(240,057)	(135,454)
Class T Shares	(83,079,366)	(27,028,589)
Net Increase/(Decrease) from Capital Share Transactions	(23,557,695)	31,225,394
Net Increase/(Decrease) in Net Assets	(111,811,743)	40,578,095
Net Assets:
Beginning of period	1,150,493,781	1,109,915,686
End of period	$1,038,682,038	$1,150,493,781

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$3.08	$3.06	$3.02	$2.98	$3.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.05	0.06	0.07	0.05
Net realized and unrealized gain/(loss)	(0.22)	0.02	0.05	0.04	(0.04)
Total from Investment Operations	(0.19)	0.07	0.11	0.11	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.05)	(0.07)	(0.07)	(0.05)
Total Dividends and Distributions	(0.04)	(0.05)	(0.07)	(0.07)	(0.05)
Net Asset Value, End of Period	$2.85	$3.08	$3.06	$3.02	$2.98
Total Return*	(6.28)%	2.30%	3.57%	3.64%	0.41%
Net Assets, End of Period (in thousands)	$66,254	$77,673	$65,066	$57,815	$52,118
Average Net Assets for the Period (in thousands)	$74,703	$76,534	$56,628	$57,158	$61,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.78%	0.79%	0.85%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.74%	0.74%	0.77%	0.79%
Ratio of Net Investment Income/(Loss)	1.06%	1.51%	2.10%	2.25%	1.69%
Portfolio Turnover Rate	94%(2)	112%(2)	121%	79%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$3.08	$3.05	$3.01	$2.97	$3.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.03	0.04	0.05	0.03
Net realized and unrealized gain/(loss)	(0.23)	0.03	0.04	0.04	(0.05)
Total from Investment Operations	(0.22)	0.06	0.08	0.09	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.03)	(0.04)	(0.05)	(0.03)
Total Dividends and Distributions	(0.02)	(0.03)	(0.04)	(0.05)	(0.03)
Net Asset Value, End of Period	$2.84	$3.08	$3.05	$3.01	$2.97
Total Return*	(7.27)%	2.04%	2.84%	2.90%	(0.69)%
Net Assets, End of Period (in thousands)	$16,947	$23,656	$27,296	$29,434	$27,253
Average Net Assets for the Period (in thousands)	$20,412	$28,272	$26,387	$30,443	$33,426
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.37%	1.53%	1.58%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.32%	1.47%	1.49%	1.56%
Ratio of Net Investment Income/(Loss)	0.34%	0.93%	1.37%	1.52%	0.91%
Portfolio Turnover Rate	94%(2)	112%(2)	121%	79%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$3.08	$3.06	$3.02	$2.98	$3.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.05	0.07	0.07	0.06
Net realized and unrealized gain/(loss)	(0.23)	0.03	0.04	0.04	(0.05)
Total from Investment Operations	(0.19)	0.08	0.11	0.11	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.06)	(0.07)	(0.07)	(0.06)
Total Dividends and Distributions	(0.04)	(0.06)	(0.07)	(0.07)	(0.06)
Net Asset Value, End of Period	$2.85	$3.08	$3.06	$3.02	$2.98
Total Return*	(6.12)%	2.47%	3.74%	3.81%	0.24%
Net Assets, End of Period (in thousands)	$172,562	$207,596	$191,666	$178,483	$167,616
Average Net Assets for the Period (in thousands)	$195,168	$207,465	$182,265	$172,435	$173,652
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.63%	0.64%	0.70%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.54%	0.57%	0.58%	0.60%	0.63%
Ratio of Net Investment Income/(Loss)	1.23%	1.68%	2.25%	2.40%	1.87%
Portfolio Turnover Rate	94%(2)	112%(2)	121%	79%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$3.08	$3.05	$3.02	$2.97	$3.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.05	0.07	0.07	0.06
Net realized and unrealized gain/(loss)	(0.23)	0.04	0.03	0.05	(0.05)
Total from Investment Operations	(0.19)	0.09	0.10	0.12	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.06)	(0.07)	(0.07)	(0.06)
Total Dividends and Distributions	(0.04)	(0.06)	(0.07)	(0.07)	(0.06)
Net Asset Value, End of Period	$2.85	$3.08	$3.05	$3.02	$2.97
Total Return*	(6.08)%	2.82%	3.42%	4.19%	0.29%
Net Assets, End of Period (in thousands)	$442,881	$421,533	$380,901	$392,758	$453,776
Average Net Assets for the Period (in thousands)	$490,490	$412,021	$383,912	$414,017	$527,072
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.60%	0.61%	0.65%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.49%	0.56%	0.56%	0.57%	0.57%
Ratio of Net Investment Income/(Loss)	1.28%	1.69%	2.27%	2.43%	1.91%
Portfolio Turnover Rate	94%(2)	112%(2)	121%	79%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$3.07	$3.05	$3.01	$2.97	$3.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.06	0.07	0.08	0.06
Net realized and unrealized gain/(loss)	(0.22)	0.02	0.05	0.04	(0.05)
Total from Investment Operations	(0.18)	0.08	0.12	0.12	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.06)	(0.08)	(0.08)	(0.06)
Total Dividends and Distributions	(0.05)	(0.06)	(0.08)	(0.08)	(0.06)
Net Asset Value, End of Period	$2.84	$3.07	$3.05	$3.01	$2.97
Total Return*	(6.03)%	2.61%	3.89%	3.95%	0.37%
Net Assets, End of Period (in thousands)	$45,088	$15,816	$17,144	$37,464	$61,806
Average Net Assets for the Period (in thousands)	$29,059	$16,326	$41,174	$64,559	$43,541
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.49%	0.55%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.41%	0.44%	0.44%	0.47%	0.50%
Ratio of Net Investment Income/(Loss)	1.39%	1.80%	2.34%	2.53%	2.11%
Portfolio Turnover Rate	94%(2)	112%(2)	121%	79%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$3.07	$3.05	$3.01	$2.97	$3.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.04	0.06	0.06	0.05
Net realized and unrealized gain/(loss)	(0.22)	0.02	0.04	0.04	(0.05)
Total from Investment Operations	(0.19)	0.06	0.10	0.10	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.04)	(0.06)	(0.06)	(0.05)
Total Dividends and Distributions	(0.03)	(0.04)	(0.06)	(0.06)	(0.05)
Net Asset Value, End of Period	$2.85	$3.07	$3.05	$3.01	$2.97
Total Return*	(6.16)%	2.12%	3.39%	3.46%	(0.09)%
Net Assets, End of Period (in thousands)	$371	$660	$791	$1,162	$1,574
Average Net Assets for the Period (in thousands)	$635	$674	$1,085	$1,322	$1,778
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	1.43%	1.26%	1.27%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.92%	0.93%	0.95%	0.96%
Ratio of Net Investment Income/(Loss)	0.87%	1.32%	1.88%	2.04%	1.52%
Portfolio Turnover Rate	94%(2)	112%(2)	121%	79%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Short Duration Flexible Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$3.08	$3.06	$3.02	$2.98	$3.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.05	0.06	0.07	0.05
Net realized and unrealized gain/(loss)	(0.22)	0.02	0.05	0.04	(0.05)
Total from Investment Operations	(0.19)	0.07	0.11	0.11	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.05)	(0.07)	(0.07)	(0.05)
Total Dividends and Distributions	(0.04)	(0.05)	(0.07)	(0.07)	(0.05)
Net Asset Value, End of Period	$2.85	$3.08	$3.06	$3.02	$2.98
Total Return*	(6.23)%	2.36%	3.63%	3.70%	0.13%
Net Assets, End of Period (in thousands)	$294,579	$403,560	$427,052	$521,348	$770,913
Average Net Assets for the Period (in thousands)	$353,907	$424,193	$473,636	$628,515	$986,661
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.73%	0.74%	0.80%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.69%	0.69%	0.71%	0.73%
Ratio of Net Investment Income/(Loss)	1.10%	1.56%	2.14%	2.27%	1.74%
Portfolio Turnover Rate	94%(2)	112%(2)	121%	79%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Short Duration Flexible Bond Fund (formerly named Janus Henderson Short-Term Bond Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	33

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

34	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It

Janus Investment Fund	35

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2022 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

36	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

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3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) or other interbank offered rates as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other reference rates may adversely affect the Fund’s performance and/or net asset value. Alternatives to LIBOR are

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Notes to Financial Statements

established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR. The effect of the discontinuation of, LIBOR or other reference rates will depend on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2022.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

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• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

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Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2022, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,233,024. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2022 is $1,277,813, resulting in the net amount due to the counterparty of $44,789.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt

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Notes to Financial Statements

of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. To facilitate TBA commitments, the Fund will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.44% of its average daily net assets.

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Notes to Financial Statements

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.39% of the Fund’s average daily net assets. The Adviser shall reimburse or waive networking/omnibus fees and out-of-pocket transfer agency costs payable by any share class so that such fees, in the aggregate, do not exceed 0.06% of a share class' average daily net assets. The Adviser has agreed to continue the waivers for at least one-year commencing October 28, 2021. For the period from October 28, 2021 until November 5, 2021, the Adviser had contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (but excluding out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses , exceed the annual rate of 0.39% of the Fund’s average daily net assets. Under the previous expense limit (for the one-year period that commenced on October 28, 2020), the Adviser contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceeded the annual rate of 0.44% of the Fund’s average daily net assets. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in

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Notes to Financial Statements

Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $7,058.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class A Shares paid CDSCs of $6,442 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class C Shares paid CDSCs of $6,834.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2022, the Fund engaged in cross trades amounting to $9,289,889 in sales, resulting in a net realized loss of $531,094. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

As of June 30, 2022, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	73	3
Class S Shares	-	-
Class T Shares	-	-

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 102,490	$ -	$ (39,132,879)	$ -	$ -	$ (30,322)	$(54,686,304)
Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(28,068,136)	$(11,064,743)	$ (39,132,879)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$1,119,570,959	$ 24,193	$(54,710,497)	$(54,686,304)

Information on the tax components of derivatives as of June 30, 2022 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (1,397,866)	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 16,152,241	$ -	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 20,179,636	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 2,218,195	$ (2,218,195)

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	6,103,315	$ 18,445,802	13,187,059	$ 40,609,136
Reinvested dividends and distributions	274,134	819,202	345,398	1,064,189
Shares repurchased	(8,342,036)	(24,989,782)	(9,614,892)	(29,617,304)
Net Increase/(Decrease)	(1,964,587)	$ (5,724,778)	3,917,565	$ 12,056,021
Class C Shares:
Shares sold	4,292,448	$ 12,734,788	5,525,136	$ 16,981,556
Reinvested dividends and distributions	34,482	102,292	89,805	276,255
Shares repurchased	(6,063,009)	(18,022,285)	(6,871,458)	(21,140,063)
Net Increase/(Decrease)	(1,736,079)	$ (5,185,205)	(1,256,517)	$ (3,882,252)
Class D Shares:
Shares sold	11,917,807	$ 35,906,077	23,731,931	$ 73,144,037
Reinvested dividends and distributions	905,441	2,710,465	1,178,293	3,634,403
Shares repurchased	(19,658,291)	(58,974,700)	(20,259,770)	(62,467,345)
Net Increase/(Decrease)	(6,835,043)	$ (20,358,158)	4,650,454	$ 14,311,095
Class I Shares:
Shares sold	73,919,598	$224,736,454	71,404,362	$219,862,802
Reinvested dividends and distributions	2,314,486	6,911,116	2,273,591	6,998,878
Shares repurchased	(57,678,560)	(172,186,005)	(61,499,492)	(189,493,094)
Net Increase/(Decrease)	18,555,524	$ 59,461,565	12,178,461	$ 37,368,586
Class N Shares:
Shares sold	14,278,921	$ 42,161,680	1,734,787	$ 5,331,585
Reinvested dividends and distributions	156,160	462,994	101,012	310,642
Shares repurchased	(3,713,697)	(11,056,370)	(2,310,961)	(7,106,240)
Net Increase/(Decrease)	10,721,384	$ 31,568,304	(475,162)	$ (1,464,013)
Class S Shares:
Shares sold	8,311	$ 25,440	44,302	$ 136,124
Reinvested dividends and distributions	2,270	6,770	3,147	9,681
Shares repurchased	(94,996)	(272,267)	(91,940)	(281,259)
Net Increase/(Decrease)	(84,415)	$ (240,057)	(44,491)	$ (135,454)
Class T Shares:
Shares sold	6,699,468	$ 20,273,024	19,115,175	$ 58,933,323
Reinvested dividends and distributions	1,522,835	4,560,703	2,282,467	7,043,848
Shares repurchased	(35,879,119)	(107,913,093)	(30,151,248)	(93,005,760)
Net Increase/(Decrease)	(27,656,816)	$ (83,079,366)	(8,753,606)	$ (27,028,589)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$656,906,010	$ 685,782,543	$ 365,414,321	$ 361,002,842

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide

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Janus Henderson Short Duration Flexible Bond Fund

Notes to Financial Statements

optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. FASB has proposed extending the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	49

Janus Henderson Short Duration Flexible Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Short Duration Flexible Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Short Duration Flexible Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Janus Henderson Short Duration Flexible Bond Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Short Duration Flexible Bond Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

62	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Short Duration Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

64	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	65

Janus Henderson Short Duration Flexible Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Section 163(j) Interest Dividend	83%

66	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

68	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	69

Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

70	JUNE 30, 2022

Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

Janus Investment Fund	73

Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Short Duration Flexible Bond Fund	12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Short Duration Flexible Bond Fund	12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Short Duration Flexible Bond Fund	2/20-Present

Head of U.S. Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

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Janus Henderson Short Duration Flexible Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	75

Janus Henderson Short Duration Flexible Bond Fund

Notes

NotesPage1

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Janus Henderson Short Duration Flexible Bond Fund

Notes

NotesPage2

Janus Investment Fund	77

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93030 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Small Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small Cap Value Fund

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

 As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. The Fund seeks capital appreciation.

Craig Kempler co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE

For the 12-month period ended June 30, 2022, the Janus Henderson Small Cap Value Fund Class I shares returned -13.21%, outperforming its benchmark, the Russell 2000® Value Index, which returned -16.28%.

INVESTMENT ENVIRONMENT

The period commenced with strengthening economic conditions and improving consumer sentiment. Following record stimulus in response to the COVID pandemic, economic growth was strong, asset prices had recovered, and the unemployment rate was trending down steadily. Despite the emergence of new COVID variants during the first half of the period – that slowed the gains in spending and labor market participation – the recovery continued, largely due to ongoing accommodative monetary policy. While COVID persisted as a nagging factor, the focal story of the 12-month period turned out to be the rapid rise of inflation, the Federal Reserve’s (Fed) slow but increasingly aggressive response to taming it, and the prospect of multiple interest rate hikes. Toward the close of 2021, the anticipation of higher interest rates triggered a rotation out of high-beta (beta is a measure of a stock’s volatility relative to that of the market), high-valuation stocks, especially in the small-cap market. This spurred a move into value stocks, which outperformed growth for the period.

Soaring inflation continued into 2022, with the Fed initially communicating that inflation was “transitory” and would abate once supply chain disruptions were alleviated. Market volatility increased in late February after the war in Ukraine led to an upward spike in commodity prices. With each passing month, inflation continued to rise, the anticipated peak did not materialize, and it became increasingly difficult for the Fed’s transitory thesis to hold. Finally, starting in March, the Fed imposed several interest rate hikes, ultimately raising interest rates 150 basis points by period end. The Fed also signaled it may continue this aggressive pace of monetary tightening in the second half of 2022. By the close of the period, there were signs that higher gasoline prices and rising inflation were starting to slow the broader economy, especially the housing and consumer spending markets. Investors scaled back their expectations for economic growth and corporate earnings, as recession fears weighed on stock performance.

PERFORMANCE DISCUSSION

Despite a challenging market environment over the period, we were pleased to see our portfolio provide relative downside preservation for investors, aided by our strong stock selection. This was due in part to our avoidance of lower-quality, high-valuation or unprofitable companies that were especially impacted by the market sell-off in the second half of the period. Our holdings have stronger balance sheets relative to companies in the benchmark, and we believe this attribute may be even more important going forward. We were pleased to see many of our disciplined value investments rewarded for their higher quality and strong fundamentals.

Several stocks in the materials sector were notable contributors to relative results, as higher commodities prices provided a tailwind for their earnings. While various commodity prices retreated toward period end, many remained well above year-ago levels. This strong demand and pricing environment benefited our holdings in leading U.S. rebar producer Commercial Metals, as well as energy company Magnolia Oil & Gas. We have continued to favor disciplined, cost-advantaged commodities producers with strong competitive and pricing power.

Our stock selection in healthcare also aided relative performance. Early in the period, we took advantage of the market volatility to add selectively to our health care exposure, focusing on profitable companies in areas such as contract drug development and health care equipment and services companies working to reduce health care costs and improve patient outcomes.

Janus Investment Fund	1

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Our focus on higher-quality, well-capitalized companies in the energy sector detracted during a period when surging energy stocks far outperformed other sectors of the index. While many of our individual energy stocks performed well, the Fund’s underweight in the sector for much of the period, as well as its lower exposure to natural gas producers, hurt relative returns. Late in the period we added positions in a natural gas producer and a gas utility and ended the period with a sector overweight.

The consumer discretionary sector was another area of weakness, as soaring gasoline and food prices left consumers with less money to spend on dining out or entertainment. The women’s plus-size clothing brand Torrid Holdings was the largest individual detractor over the period. Near-term uncertainty for consumer spending led us to reduce our weighting in consumer discretionary. In information technology, business uncertainty and rising costs pressured Ultra Clean Holdings, a provider of high-purity cleaning services used in semiconductor production. The company missed its earnings target, and the stock declined.

Fund positioning relative to the benchmark changed significantly in late June following the rebalancing of the Russell 2000 Value Index. The portfolio ended the period overweight in industrials, energy and materials. It was underweight financials, real estate, healthcare, consumer discretionary, consumer staples, utilities and communication services. Its weighting in information technology ended the period roughly in line with the index.

OUTLOOK

We caution that the market may see heightened volatility as investors await more clarity on the outlook for inflation, interest rates and economic growth. We have seen some glimmers of improvement on the inflation front with the recent pullback in commodities prices as well as some easing in supply chain pressures. However, the Fed likely will need to raise rates further to get inflation closer to their target. Past Fed efforts to contain inflation have often led to a recession rather than a soft landing. We don’t believe this possibility is reflected in either corporate earnings outlooks or price-to-earnings (P/E) multiples (a measure of share price compared to earnings per share for a stock or stocks in a portfolio), and additional downward revisions may further unsettle the markets. Despite these uncertainties, we believe the Fund is well positioned to perform defensively, due to our focus on reasonably valued companies with strong balance sheets and healthy cash flows. We also seek to use volatility to our advantage as we identify opportunities that fit with our defensive value approach. We remain committed to this approach, which aims to pursue long-term opportunity while managing downside risk.

Thank you for your investment in the Janus Henderson Small Cap Value Fund.

2	JUNE 30, 2022

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

June 30, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Magnolia Oil & Gas Corp	1.81%	0.70%	Torrid Holdings Inc	0.31%	-0.46%
Black Hills Corp	1.94%	0.52%	ModivCare Inc	0.86%	-0.44%
Encore Wire Corp	1.37%	0.49%	Ultra Clean Holdings Inc	0.55%	-0.32%
Commercial Metals Co	1.98%	0.43%	Healthcare Services Group Inc	0.31%	-0.31%
First Horizon National Corp	1.07%	0.42%	Stoneridge Inc	0.41%	-0.30%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2000 Value Index
		Contribution	Average Weight	Average Weight
	Health Care	2.09%	9.76%	9.85%
	Communication Services	1.73%	0.98%	3.64%
	Materials	1.02%	6.86%	4.60%
	Information Technology	0.75%	8.24%	5.46%
	Financials	0.67%	22.14%	26.18%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2000 Value Index
		Contribution	Average Weight	Average Weight
	Energy	-2.40%	5.51%	7.90%
	Utilities	-0.46%	2.17%	5.08%
	Consumer Discretionary	-0.37%	8.43%	7.75%
	Consumer Staples	-0.18%	3.55%	2.96%
	Industrials	-0.06%	19.99%	15.08%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
Black Hills Corp
Multi-Utilities	3.1%
Magnolia Oil & Gas Corp
Oil, Gas & Consumable Fuels	2.6%
First Interstate BancSystem Inc - Class A
Banks	2.5%
Ameris Bancorp
Banks	2.3%
Phillips Edison & Co Inc
Equity Real Estate Investment Trusts (REITs)	2.1%
12.6%

Asset Allocation - (% of Net Assets)
Common Stocks	97.6%
Repurchase Agreements	2.3%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of June 30, 2021

4	JUNE 30, 2022

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022				Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	-13.44%	2.05%	7.45%	1.76%	1.27%
Class A Shares at MOP(1)	-18.41%	0.86%	6.81%
Class C Shares at NAV(1)	-14.02%	1.43%	6.78%	1.79%	1.79%
Class C Shares at CDSC(1)	-14.86%	1.43%	6.78%
Class D Shares(2)	-13.24%	2.37%	7.77%	0.84%	0.84%
Class I Shares(1)	-13.21%	2.40%	7.80%	0.81%	0.81%
Class L Shares(2)	-13.07%	2.51%	7.92%	0.88%	0.88%
Class N Shares(1)	-13.09%	2.53%	7.94%	0.67%	0.67%
Class R Shares(1)	-13.73%	1.75%	7.14%	1.42%	1.42%
Class S Shares(1)	-13.49%	2.01%	7.41%	1.18%	1.18%
Class T Shares(1)	-13.29%	2.28%	7.68%	0.92%	0.92%
Russell 2000 Value Index	-16.28%	4.89%	9.05%
Morningstar Quartile - Class T Shares	3rd	4th	4th
Morningstar Ranking - based on total returns for Small Value Funds	306/474	401/439	329/404

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

Janus Investment Fund	5

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. Net expense ratios reflect the expense waivers, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

(2) Closed to new investors.

6	JUNE 30, 2022

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class A Shares	$1,000.00	$826.50	$4.53	$1,000.00	$1,019.84	$5.01	1.00%
Class C Shares	$1,000.00	$823.30	$7.46	$1,000.00	$1,016.61	$8.25	1.65%
Class D Shares	$1,000.00	$827.30	$3.31	$1,000.00	$1,021.17	$3.66	0.73%
Class I Shares	$1,000.00	$827.30	$3.26	$1,000.00	$1,021.22	$3.61	0.72%
Class L Shares	$1,000.00	$828.00	$2.67	$1,000.00	$1,021.87	$2.96	0.59%
Class N Shares	$1,000.00	$827.90	$2.63	$1,000.00	$1,021.92	$2.91	0.58%
Class R Shares	$1,000.00	$824.70	$5.97	$1,000.00	$1,018.25	$6.61	1.32%
Class S Shares	$1,000.00	$826.20	$4.84	$1,000.00	$1,019.49	$5.36	1.07%
Class T Shares	$1,000.00	$827.10	$3.71	$1,000.00	$1,020.73	$4.11	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– 97.6%
Aerospace & Defense – 2.0%
BWX Technologies Inc	597,822	$32,934,014
Spirit AeroSystems Holdings Inc	761,955	22,325,282
		55,259,296
Auto Components – 1.2%
Adient PLC*	1,106,931	32,798,366
Banks – 19.1%
Ameris Bancorp	1,550,482	62,298,367
Atlantic Union Bankshares Corp	1,352,696	45,883,448
Cadence Bank	2,005,155	47,081,039
Enterprise Financial Services Corp	316,701	13,143,092
FB Financial Corp	762,955	29,923,095
First Busey Corp	707,366	16,163,313
First Interstate BancSystem Inc - Class A	1,795,739	68,435,613
Fulton Financial Corp	2,048,942	29,607,212
Hancock Whitney Corp	728,434	32,291,479
Heartland Financial USA Inc	518,094	21,521,625
Horizon Bancorp Inc/IN	1,928,540	33,595,167
Sandy Spring Bancorp Inc	618,804	24,176,672
United Bankshares Inc	1,218,103	42,718,872
United Community Banks Inc/GA	1,668,889	50,383,759
		517,222,753
Beverages – 1.3%
Coca-Cola Consolidated Inc	60,303	34,004,862
Biotechnology – 1.0%
Anika Therapeutics Inc*	659,519	14,720,464
Exelixis Inc*	654,149	13,619,382
		28,339,846
Building Products – 1.3%
Masonite International Corp*	209,509	16,096,577
PGT Innovations Inc*	1,071,838	17,835,384
		33,931,961
Chemicals – 2.5%
American Vanguard Corp	712,361	15,921,268
Innospec Inc	525,796	50,365,999
		66,287,267
Commercial Services & Supplies – 3.2%
Boyd Group Services Inc	376,721	40,587,517
UniFirst Corp/MA	273,920	47,163,546
		87,751,063
Construction & Engineering – 1.8%
Comfort Systems USA Inc	601,000	49,973,150
Construction Materials – 1.3%
Eagle Materials Inc	326,833	35,932,020
Electrical Equipment – 1.8%
Encore Wire Corp	392,186	40,755,969
Thermon Group Holdings Inc*	618,721	8,693,030
		49,448,999
Electronic Equipment, Instruments & Components – 2.4%
Fabrinet*	373,408	30,283,389
Insight Enterprises Inc*	405,698	35,003,623
		65,287,012
Energy Equipment & Services – 1.8%
ChampionX Corp	2,432,346	48,282,068
Entertainment – 0.7%
Madison Square Garden Co*	119,267	18,009,317
Equity Real Estate Investment Trusts (REITs) – 10.1%
Corporate Office Properties Trust	1,474,357	38,613,410
Phillips Edison & Co Inc£	1,705,190	56,970,398

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Equity Real Estate Investment Trusts (REITs)– (continued)
PotlatchDeltic Corp	912,475	$40,322,270
STAG Industrial Inc	1,731,053	53,454,917
Sunstone Hotel Investors Inc*	5,300,034	52,576,337
UMH Properties Inc	1,737,234	30,679,552
		272,616,884
Food & Staples Retailing – 1.6%
Casey's General Stores Inc	232,231	42,958,090
Food Products – 1.8%
Nomad Foods Ltd*	2,402,658	48,029,133
Gas Utilities – 1.2%
ONE Gas Inc	395,373	32,100,334
Health Care Equipment & Supplies – 7.8%
Embecta Corp*	1,140,542	28,878,523
Envista Holdings Corp*	1,471,521	56,712,419
Globus Medical Inc*	773,800	43,441,132
Natus Medical Inc*	658,529	21,579,995
Varex Imaging Corp*,£	1,998,777	42,753,840
Zimvie Inc*	1,078,149	17,261,166
		210,627,075
Health Care Providers & Services – 0.5%
ModivCare Inc*	158,859	13,423,586
Hotels, Restaurants & Leisure – 1.2%
Century Casinos Inc*,£	2,085,544	15,015,917
Portillo's Inc - Class A*	1,058,683	17,309,467
		32,325,384
Household Durables – 1.6%
Skyline Champion Corp*	937,525	44,457,436
Information Technology Services – 1.5%
WNS Holdings Ltd (ADR)*	532,514	39,746,845
Insurance – 2.8%
First American Financial Corp	270,376	14,308,298
Hanover Insurance Group Inc	331,091	48,422,059
Selective Insurance Group Inc	162,531	14,130,445
		76,860,802
Machinery – 4.5%
Hillenbrand Inc	1,127,271	46,173,020
Lincoln Electric Holdings Inc	388,217	47,890,449
Watts Water Technologies Inc - Class A	225,346	27,681,503
		121,744,972
Metals & Mining – 1.8%
Commercial Metals Co	1,494,534	49,469,075
Multiline Retail – 0.3%
Ollie's Bargain Outlet Holdings Inc*	138,017	8,108,499
Multi-Utilities – 3.1%
Black Hills Corp	1,136,646	82,713,729
Oil, Gas & Consumable Fuels – 6.5%
Denbury Inc*	484,075	29,039,659
Gulfport Energy Corp*	378,217	30,072,034
Magnolia Oil & Gas Corp	3,337,216	70,048,164
Whiting Petroleum Corp	683,076	46,469,660
		175,629,517
Professional Services – 1.5%
Korn Ferry	399,978	23,206,724
Mantech International Corp	178,191	17,008,331
		40,215,055
Real Estate Management & Development – 0.7%
Marcus & Millichap Inc	525,127	19,424,448
Semiconductor & Semiconductor Equipment – 2.1%
Diodes Inc*	305,073	19,698,564

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment– (continued)
FormFactor Inc*	456,336	$17,673,893
Ultra Clean Holdings Inc*	668,673	19,906,395
		57,278,852
Specialty Retail – 0.1%
Torrid Holdings Inc*	334,607	1,445,502
Textiles, Apparel & Luxury Goods – 0.4%
Hanesbrands Inc	1,067,874	10,988,423
Thrifts & Mortgage Finance – 1.5%
WSFS Financial Corp	1,007,051	40,372,675
Trading Companies & Distributors – 3.6%
GATX Corp	481,305	45,319,679
H&E Equipment Services Inc	984,773	28,528,874
MSC Industrial Direct Co Inc	308,549	23,175,115
		97,023,668
Total Common Stocks (cost $2,344,543,828)		2,640,087,964
Repurchase Agreements– 2.3%
ING Financial Markets LLC, Joint repurchase agreement, 1.4700%, dated 6/30/22, maturing 7/1/22 to be repurchased at $16,300,666 collateralized by $18,224,935 in U.S. Treasuries 0% - 3.2500%, 11/17/22 - 11/15/51 with a value of $16,626,680	$16,300,000	16,300,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 1.4100%, dated 6/30/22, maturing 7/1/22 to be repurchased at $45,001,763 collateralized by $46,607,985 in U.S. Treasuries 0.3750% - 3.2500%, 7/15/24 - 5/15/42 with a value of $45,901,807	45,000,000	45,000,000
Total Repurchase Agreements (cost $61,300,000)		61,300,000
Total Investments (total cost $2,405,843,828) – 99.9%		2,701,387,964
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		3,701,953
Net Assets – 100%		$2,705,089,917

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,573,024,469	95.2%
United Kingdom	48,029,133	1.8
Canada	40,587,517	1.5
India	39,746,845	1.5

Total	$2,701,387,964	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2022

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/22
Common Stocks - 2.2%
Aerospace & Defense - N/A
Vectrus Inc*	$-	$(252,219)	$(676,465)	$-
Auto Components - N/A
Stoneridge Inc*	-	(3,627,829)	(10,297,683)	-
Equity Real Estate Investment Trusts (REITs) - N/A
Phillips Edison & Co Incš	1,445,445	(224,446)	6,629,651	N/A
Health Care Equipment & Supplies - 1.6%
Varex Imaging Corp*	-	2,607,732	(12,862,174)	42,753,840
Hotels, Restaurants & Leisure - 0.6%
Century Casinos Inc*	-	707,730	(13,520,364)	15,015,917
Total Affiliated Investments - 2.2%	$1,445,445	$(789,032)	$(30,727,035)	$57,769,757

(1) For securities that were affiliated for a portion of the year ended June 30, 2022, this column reflects amounts for the entire year ended June 30, 2022 and not just the period in which the security was affiliated.

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Common Stocks - 2.2%
Aerospace & Defense - N/A
Vectrus Inc*	30,519,039	-	(29,590,355)	-
Auto Components - N/A
Stoneridge Inc*	48,359,527	-	(34,434,015)	-
Equity Real Estate Investment Trusts (REITs) - N/A
Phillips Edison & Co Incš	-	54,805,464	(4,240,271)Ð	56,970,398
Health Care Equipment & Supplies - 1.6%
Varex Imaging Corp*	54,098,837	6,264,417	(7,354,972)	42,753,840
Hotels, Restaurants & Leisure - 0.6%
Century Casinos Inc*	29,649,304	-	(1,820,753)	15,015,917

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2022

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$16,300,000	$—	$(16,300,000)	$—
Royal Bank of Canada, NY Branch	45,000,000	—	(45,000,000)	—

Total	$61,300,000	$—	$(61,300,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Value Index	Russell 2000® Value Index reflects the performance of U.S. small-cap equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of June 30, 2022.

Ð	All or a portion is the result of a corporate action.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$2,640,087,964	$-	$-
Repurchase Agreements	-	61,300,000	-
Total Assets	$2,640,087,964	$61,300,000	$-

Janus Investment Fund	13

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2022

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,293,420,596)	$2,582,318,207
Affiliated investments, at value (cost $51,123,232)	57,769,757
Repurchase agreements, at value (cost $61,300,000)	61,300,000
Cash	26,638
Cash denominated in foreign currency (cost $17,146)	17,146
Trustees' deferred compensation	79,063
Receivables:
Fund shares sold	66,411,975
Investments sold	22,518,942
Dividends	3,394,124
Interest	2,555
Other assets	11,762
Total Assets	2,793,850,169
Liabilities:
Payables:	—
Fund shares repurchased	67,248,102
Investments purchased	19,287,097
Advisory fees	1,257,100
Transfer agent fees and expenses	539,331
Trustees' deferred compensation fees	79,063
Professional fees	54,372
12b-1 Distribution and shareholder servicing fees	46,712
Trustees' fees and expenses	13,723
Custodian fees	6,839
Affiliated fund administration fees payable	5,884
Accrued expenses and other payables	222,029
Total Liabilities	88,760,252
Net Assets	$2,705,089,917

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,290,766,864
Total distributable earnings (loss)	414,323,053
Total Net Assets	$2,705,089,917
Net Assets - Class A Shares	$29,650,517
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,396,221
Net Asset Value Per Share(1)	$21.24
Maximum Offering Price Per Share(2)	$22.54
Net Assets - Class C Shares	$17,439,836
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	884,801
Net Asset Value Per Share(1)	$19.71
Net Assets - Class D Shares	$86,051,651
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,081,811
Net Asset Value Per Share	$21.08
Net Assets - Class I Shares	$1,436,933,351
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	67,840,148
Net Asset Value Per Share	$21.18
Net Assets - Class L Shares	$90,492,422
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,140,259
Net Asset Value Per Share	$21.86
Net Assets - Class N Shares	$586,927,277
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,736,770
Net Asset Value Per Share	$21.16
Net Assets - Class R Shares	$44,591,943
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,178,112
Net Asset Value Per Share	$20.47
Net Assets - Class S Shares	$26,995,999
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,291,342
Net Asset Value Per Share	$20.91
Net Assets - Class T Shares	$386,006,921
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,262,623
Net Asset Value Per Share	$21.14

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small Cap Value Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Dividends	$42,712,360
Dividends from affiliates	1,445,445
Interest	139,397
Other income	3,299
Foreign tax withheld	(9,491)
Total Investment Income	44,291,010
Expenses:
Advisory fees	20,442,224
12b-1 Distribution and shareholder servicing fees:
Class A Shares	153,833
Class C Shares	210,650
Class R Shares	248,073
Class S Shares	90,199
Transfer agent administrative fees and expenses:
Class D Shares	114,296
Class L Shares	223,972
Class R Shares	124,342
Class S Shares	90,412
Class T Shares	1,278,092
Transfer agent networking and omnibus fees:
Class A Shares	559,829
Class C Shares	18,043
Class I Shares	2,537,121
Other transfer agent fees and expenses:
Class A Shares	3,889
Class C Shares	1,047
Class D Shares	19,572
Class I Shares	83,320
Class L Shares	1,878
Class N Shares	31,151
Class R Shares	1,029
Class S Shares	690
Class T Shares	6,583
Registration fees	219,284
Shareholder reports expense	193,020
Affiliated fund administration fees	88,863
Trustees’ fees and expenses	61,092
Professional fees	59,646
Custodian fees	21,653
Other expenses	259,487
Total Expenses	27,143,290
Less: Excess Expense Reimbursement and Waivers	(680,030)
Net Expenses	26,463,260
Net Investment Income/(Loss)	17,827,750

See Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Statement of Operations

For the year ended June 30, 2022

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$235,987,703
Investments in affiliates	(789,032)
Total Net Realized Gain/(Loss) on Investments	235,198,671
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	(654,854,577)
Investments in affiliates	(30,727,035)
Total Change in Unrealized Net Appreciation/Depreciation	(685,581,612)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(432,555,191)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$17,827,750	$31,942,529
Net realized gain/(loss) on investments	235,198,671	178,647,109
Change in unrealized net appreciation/depreciation	(685,581,612)	1,099,131,584
Net Increase/(Decrease) in Net Assets Resulting from Operations	(432,555,191)	1,309,721,222
Dividends and Distributions to Shareholders:
Class A Shares	(1,127,366)	(558,586)
Class C Shares	(333,534)	(40,703)
Class D Shares	(1,952,056)	(966,547)
Class I Shares	(35,391,712)	(20,579,197)
Class L Shares	(2,168,424)	(1,225,524)
Class N Shares	(17,702,297)	(9,856,554)
Class R Shares	(834,998)	(250,227)
Class S Shares	(623,421)	(362,562)
Class T Shares	(9,580,571)	(5,282,096)
Net Decrease from Dividends and Distributions to Shareholders	(69,714,379)	(39,121,996)
Capital Share Transactions:
Class A Shares	(32,725,992)	(18,711,756)
Class C Shares	(2,210,185)	(5,683,661)
Class D Shares	(6,166,574)	(11,176,474)
Class I Shares	(424,960,781)	(120,505,119)
Class L Shares	(14,048,314)	(15,005,263)
Class N Shares	(217,820,011)	(43,112,315)
Class R Shares	3,548,749	767,864
Class S Shares	(11,119,133)	(17,044,195)
Class T Shares	(116,734,518)	(135,499,435)
Net Increase/(Decrease) from Capital Share Transactions	(822,236,759)	(365,970,354)
Net Increase/(Decrease) in Net Assets	(1,324,506,329)	904,628,872
Net Assets:
Beginning of period	4,029,596,246	3,124,967,374
End of period	$2,705,089,917	$4,029,596,246

See Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.95	$17.59	$21.57	$23.18	$23.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.13	0.15	0.25	0.09
Net realized and unrealized gain/(loss)	(3.32)	7.40	(4.00)	(0.39)	1.87
Total from Investment Operations	(3.28)	7.53	(3.85)	(0.14)	1.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.17)	(0.13)	—	(0.01)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(0.43)	(0.17)	(0.13)	(1.47)	(1.97)
Net Asset Value, End of Period	$21.24	$24.95	$17.59	$21.57	$23.18
Total Return*	(13.44)%	42.99%	(17.98)%	0.56%	8.44%
Net Assets, End of Period (in thousands)	$29,651	$69,385	$64,025	$61,505	$54,782
Average Net Assets for the Period (in thousands)	$61,533	$68,997	$62,337	$48,049	$53,655
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.77%	1.76%	1.86%	1.27%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.11%	1.39%	1.14%	1.26%
Ratio of Net Investment Income/(Loss)	0.18%	0.59%	0.77%	1.15%	0.40%
Portfolio Turnover Rate	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small Cap Value Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$23.27	$16.41	$20.12	$21.87	$22.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.10)	(0.01)	0.06	0.11	(0.05)
Net realized and unrealized gain/(loss)	(3.10)	6.91	(3.77)	(0.39)	1.79
Total from Investment Operations	(3.20)	6.90	(3.71)	(0.28)	1.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.04)	—	—	—
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(0.36)	(0.04)	—	(1.47)	(1.96)
Net Asset Value, End of Period	$19.71	$23.27	$16.41	$20.12	$21.87
Total Return*	(14.02)%	42.07%	(18.44)%	(0.07)%	7.84%
Net Assets, End of Period (in thousands)	$17,440	$22,889	$20,967	$29,619	$26,828
Average Net Assets for the Period (in thousands)	$21,362	$22,037	$26,855	$26,902	$23,627
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.77%	1.92%	1.75%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.69%	1.77%	1.92%	1.75%	1.86%
Ratio of Net Investment Income/(Loss)	(0.45)%	(0.06)%	0.30%	0.56%	(0.24)%
Portfolio Turnover Rate	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.75	$17.44	$21.38	$22.99	$23.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.18	0.24	0.32	0.16
Net realized and unrealized gain/(loss)	(3.32)	7.35	(3.96)	(0.41)	1.86
Total from Investment Operations	(3.20)	7.53	(3.72)	(0.09)	2.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.22)	(0.22)	(0.05)	(0.08)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(0.47)	(0.22)	(0.22)	(1.52)	(2.04)
Net Asset Value, End of Period	$21.08	$24.75	$17.44	$21.38	$22.99
Total Return*	(13.24)%	43.43%	(17.65)%	0.82%	8.79%
Net Assets, End of Period (in thousands)	$86,052	$107,471	$86,650	$116,468	$127,533
Average Net Assets for the Period (in thousands)	$101,735	$94,637	$105,847	$117,978	$130,614
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.84%	1.01%	0.83%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.84%	1.01%	0.83%	0.96%
Ratio of Net Investment Income/(Loss)	0.49%	0.84%	1.20%	1.48%	0.70%
Portfolio Turnover Rate	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Small Cap Value Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.86	$17.53	$21.50	$23.12	$23.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.19	0.24	0.33	0.18
Net realized and unrealized gain/(loss)	(3.33)	7.37	(3.97)	(0.41)	1.87
Total from Investment Operations	(3.21)	7.56	(3.73)	(0.08)	2.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.23)	(0.24)	(0.07)	(0.10)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(0.47)	(0.23)	(0.24)	(1.54)	(2.06)
Net Asset Value, End of Period	$21.18	$24.86	$17.53	$21.50	$23.12
Total Return*	(13.21)%	43.36%	(17.62)%	0.89%	8.85%
Net Assets, End of Period (in thousands)	$1,436,933	$2,121,333	$1,584,586	$1,531,568	$1,264,218
Average Net Assets for the Period (in thousands)	$1,839,602	$1,887,591	$1,646,400	$1,337,975	$1,150,680
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.81%	1.01%	0.79%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.81%	1.01%	0.79%	0.88%
Ratio of Net Investment Income/(Loss)	0.50%	0.87%	1.19%	1.52%	0.77%
Portfolio Turnover Rate	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$25.62	$18.05	$22.13	$23.73	$23.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.22	0.28	0.36	0.20
Net realized and unrealized gain/(loss)	(3.43)	7.60	(4.10)	(0.42)	1.91
Total from Investment Operations	(3.27)	7.82	(3.82)	(0.06)	2.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.25)	(0.26)	(0.07)	(0.11)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(0.49)	(0.25)	(0.26)	(1.54)	(2.07)
Net Asset Value, End of Period	$21.86	$25.62	$18.05	$22.13	$23.73
Total Return*	(13.07)%	43.60%	(17.53)%	0.97%	8.91%
Net Assets, End of Period (in thousands)	$90,492	$120,351	$97,950	$148,304	$173,144
Average Net Assets for the Period (in thousands)	$111,073	$109,087	$130,117	$155,137	$187,635
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.88%	1.06%	0.88%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.69%	0.87%	0.69%	0.84%
Ratio of Net Investment Income/(Loss)	0.63%	1.00%	1.36%	1.62%	0.84%
Portfolio Turnover Rate	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Small Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.82	$17.50	$21.46	$23.08	$23.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.22	0.26	0.35	0.19
Net realized and unrealized gain/(loss)	(3.33)	7.36	(3.95)	(0.42)	1.88
Total from Investment Operations	(3.17)	7.58	(3.69)	(0.07)	2.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.26)	(0.27)	(0.08)	(0.12)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(0.49)	(0.26)	(0.27)	(1.55)	(2.08)
Net Asset Value, End of Period	$21.16	$24.82	$17.50	$21.46	$23.08
Total Return*	(13.09)%	43.57%	(17.48)%	0.97%	8.97%
Net Assets, End of Period (in thousands)	$586,927	$922,073	$676,894	$585,199	$470,614
Average Net Assets for the Period (in thousands)	$822,081	$839,582	$632,706	$515,945	$402,129
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.67%	0.86%	0.68%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.67%	0.86%	0.68%	0.81%
Ratio of Net Investment Income/(Loss)	0.65%	1.01%	1.31%	1.65%	0.83%
Portfolio Turnover Rate	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.12	$17.03	$20.84	$22.53	$22.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	0.05	0.11	0.18	0.02
Net realized and unrealized gain/(loss)	(3.22)	7.16	(3.87)	(0.40)	1.83
Total from Investment Operations	(3.25)	7.21	(3.76)	(0.22)	1.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.12)	(0.05)	—	—
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(0.40)	(0.12)	(0.05)	(1.47)	(1.96)
Net Asset Value, End of Period	$20.47	$24.12	$17.03	$20.84	$22.53
Total Return*	(13.73)%	42.49%	(18.11)%	0.20%	8.15%
Net Assets, End of Period (in thousands)	$44,592	$48,908	$33,724	$37,555	$39,887
Average Net Assets for the Period (in thousands)	$49,737	$42,169	$36,610	$36,037	$38,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.36%	1.42%	1.61%	1.43%	1.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.42%	1.61%	1.43%	1.56%
Ratio of Net Investment Income/(Loss)	(0.11)%	0.25%	0.57%	0.87%	0.09%
Portfolio Turnover Rate	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Small Cap Value Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.57	$17.32	$21.23	$22.85	$22.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.11	0.17	0.24	0.09
Net realized and unrealized gain/(loss)	(3.28)	7.29	(3.95)	(0.39)	1.83
Total from Investment Operations	(3.25)	7.40	(3.78)	(0.15)	1.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.15)	(0.13)	—	—
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(0.41)	(0.15)	(0.13)	(1.47)	(1.96)
Net Asset Value, End of Period	$20.91	$24.57	$17.32	$21.23	$22.85
Total Return*	(13.49)%	42.91%	(17.96)%	0.52%	8.37%
Net Assets, End of Period (in thousands)	$26,996	$42,715	$43,538	$55,050	$61,772
Average Net Assets for the Period (in thousands)	$36,165	$45,978	$56,349	$55,579	$66,582
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	1.18%	1.36%	1.18%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.18%	1.36%	1.18%	1.30%
Ratio of Net Investment Income/(Loss)	0.14%	0.55%	0.87%	1.14%	0.37%
Portfolio Turnover Rate	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.82	$17.49	$21.44	$23.03	$23.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.17	0.22	0.30	0.14
Net realized and unrealized gain/(loss)	(3.33)	7.36	(3.98)	(0.40)	1.86
Total from Investment Operations	(3.23)	7.53	(3.76)	(0.10)	2.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.20)	(0.19)	(0.02)	(0.06)
Distributions (from capital gains)	(0.26)	—	—	(1.47)	(1.96)
Total Dividends and Distributions	(0.45)	(0.20)	(0.19)	(1.49)	(2.02)
Net Asset Value, End of Period	$21.14	$24.82	$17.49	$21.44	$23.03
Total Return*	(13.29)%	43.30%	(17.74)%	0.76%	8.69%
Net Assets, End of Period (in thousands)	$386,007	$574,472	$516,634	$652,049	$787,120
Average Net Assets for the Period (in thousands)	$511,237	$555,651	$621,808	$681,320	$805,838
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.92%	1.10%	0.92%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.92%	1.10%	0.92%	1.05%
Ratio of Net Investment Income/(Loss)	0.40%	0.78%	1.11%	1.38%	0.60%
Portfolio Turnover Rate	44%	53%	59%	39%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout

Janus Investment Fund	31

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.72%, and the Fund’s benchmark index used in the calculation is the Russell 2000® Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±5.50%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

any Performance Adjustment. For the year ended June 30, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.58%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

The Transfer Agent receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. The Transfer Agent has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of the Transfer Agent or the Adviser without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class L Shares and Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, up to 0.50% for Class R Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $2,077.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class C Shares paid CDSCs of $207.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the

Janus Investment Fund	35

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2022 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2022, the Fund engaged in cross trades amounting to $266,438 in purchases and $6,687,323 in sales, resulting in a net realized loss of $553,823. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 15,633,346	$ 107,722,606	$ -	$ -	$ -	$ (71,391)	$291,038,492

During the year ended June 30, 2022, capital loss carryovers of $69,224,055 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$2,410,349,472	$456,337,974	$(165,299,482)	$291,038,492

36	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 31,292,352	$ 38,422,027	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 39,121,996	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 22,771,706	$ (2,175,293)	$ (20,596,413)

Capital has been adjusted by $22,771,706, including $21,034,667 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	502,071	$ 12,324,447	841,439	$ 17,947,735
Reinvested dividends and distributions	19,815	498,339	12,261	256,501
Shares repurchased	(1,906,388)	(45,548,778)	(1,711,882)	(36,915,992)
Net Increase/(Decrease)	(1,384,502)	$ (32,725,992)	(858,182)	$ (18,711,756)
Class C Shares:
Shares sold	51,858	$ 1,184,720	104,790	$ 2,058,655
Reinvested dividends and distributions	13,998	327,829	2,034	39,809
Shares repurchased	(164,576)	(3,722,734)	(400,640)	(7,782,125)
Net Increase/(Decrease)	(98,720)	$ (2,210,185)	(293,816)	$ (5,683,661)
Class D Shares:
Shares sold	246,003	$ 6,013,235	494,729	$ 11,355,208
Reinvested dividends and distributions	76,267	1,901,327	45,346	939,110
Shares repurchased	(583,549)	(14,081,136)	(1,164,499)	(23,470,792)
Net Increase/(Decrease)	(261,279)	$ (6,166,574)	(624,424)	$ (11,176,474)
Class I Shares:
Shares sold	13,316,385	$ 324,356,312	28,795,860	$ 607,524,654
Reinvested dividends and distributions	1,371,811	34,350,140	930,947	19,363,696
Shares repurchased	(32,181,491)	(783,667,233)	(34,811,441)	(747,393,469)
Net Increase/(Decrease)	(17,493,295)	$(424,960,781)	(5,084,634)	$(120,505,119)
Class L Shares:
Shares sold	89,379	$ 2,255,291	186,268	$ 4,317,025
Reinvested dividends and distributions	72,633	1,876,099	49,634	1,063,163
Shares repurchased	(718,940)	(18,179,704)	(964,189)	(20,385,451)
Net Increase/(Decrease)	(556,928)	$ (14,048,314)	(728,287)	$ (15,005,263)
Class N Shares:
Shares sold	9,219,322	$ 232,336,998	15,982,981	$ 331,650,525
Reinvested dividends and distributions	618,226	15,455,657	424,420	8,806,725
Shares repurchased	(19,252,161)	(465,612,666)	(17,945,108)	(383,569,565)
Net Increase/(Decrease)	(9,414,613)	$(217,820,011)	(1,537,707)	$ (43,112,315)
Class R Shares:
Shares sold	425,497	$ 10,043,495	419,175	$ 8,571,509
Reinvested dividends and distributions	34,389	834,969	12,304	249,155
Shares repurchased	(309,137)	(7,329,715)	(384,583)	(8,052,800)
Net Increase/(Decrease)	150,749	$ 3,548,749	46,896	$ 767,864
Class S Shares:
Shares sold	225,119	$ 5,399,452	508,347	$ 10,263,991
Reinvested dividends and distributions	24,901	616,559	17,425	358,961
Shares repurchased	(696,995)	(17,135,144)	(1,300,490)	(27,667,147)
Net Increase/(Decrease)	(446,975)	$ (11,119,133)	(774,718)	$ (17,044,195)
Class T Shares:
Shares sold	1,396,696	$ 33,944,957	5,764,980	$ 118,686,803
Reinvested dividends and distributions	375,679	9,391,965	248,702	5,165,550
Shares repurchased	(6,657,712)	(160,071,440)	(12,398,768)	(259,351,788)
Net Increase/(Decrease)	(4,885,337)	$(116,734,518)	(6,385,086)	$(135,499,435)

38	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,514,828,216	$2,364,530,502	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

40	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

42	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Small Cap Value Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	53

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

54	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson Small Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Capital Gain Distributions	$59,456,694
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

56	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	57

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

58	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	59

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

60	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

Janus Investment Fund	61

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

62	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

Janus Investment Fund	63

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Craig Kempler 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson Small Cap Value Fund	10/17-Present	Portfolio Manager for other Janus Henderson accounts.
Justin Tugman 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Janus Henderson Small Cap Value Fund	3/09-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

64	JUNE 30, 2022

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93034 08-22

ANNUAL REPORT June 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small-Mid Cap Value Fund

Janus Henderson Small-Mid Cap Value Fund (unaudited)

FUND SNAPSHOT

 As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. The Fund seeks capital appreciation.

Justin Tugman co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE

For the 12-month period ended June 30, 2022, the Janus Henderson Small-Mid Cap Value Fund Class I shares returned -13.56%, slightly underperforming its primary benchmark, the Russell 2500TM Value Index, which returned - 13.19%. The Fund also underperformed its secondary benchmark, the Russell 3000® Value Index, which returned -7.46%.

INVESTMENT ENVIRONMENT

The period commenced with strengthening economic conditions and improving consumer sentiment. Following record stimulus in response to the COVID pandemic, economic growth was strong, asset prices had recovered, and the unemployment rate was trending down steadily. Despite the emergence of new COVID variants during the first half of the period – that slowed the gains in spending and labor market participation – the recovery continued, largely due to ongoing accommodative monetary policy. While COVID persisted as a nagging factor, the focal story of the 12-month period turned out to be the rapid rise of inflation, the Federal Reserve’s (Fed) slow but increasingly aggressive response to taming it, and the prospect of multiple interest rate hikes. Toward the close of 2021, the anticipation of higher interest rates triggered a rotation out of high-beta (beta is a measure of a stock’s volatility relative to that of the market), high-valuation stocks, especially in the small-cap market. This spurred a move into value stocks, which outperformed growth for the period.

Soaring inflation continued into 2022, with the Fed initially communicating that inflation was “transitory” and would abate once supply chain disruptions were alleviated. Market volatility increased in late February after the war in Ukraine led to an upward spike in commodity prices. With each passing month, inflation continued to rise, the anticipated peak did not materialize, and it became increasingly difficult for the Fed’s transitory thesis to hold. Finally, starting in March, the Fed imposed several interest rate hikes, ultimately raising interest rates 150 basis points by period end. The Fed also signaled it may continue this aggressive pace of monetary tightening in the second half of 2022. By the close of the period, there were signs that higher gasoline prices and rising inflation were starting to slow the broader economy, especially the housing and consumer spending markets. Investors scaled back their expectations for economic growth and corporate earnings, as recession fears weighed on stock performance.

PERFORMANCE DISCUSSION

Despite a challenging market environment over the period, we were pleased to see our portfolio provide relative downside preservation for investors, aided by our disciplined stock selection. This was due in part to our avoidance of lower-quality, high-valuation or unprofitable companies that were especially impacted by the market sell-off in the second half of the period. Our holdings have stronger balance sheets relative to holdings in the benchmark, and we believe this attribute likely will be even more important going forward. We were pleased to see many of our disciplined value investments rewarded for their higher quality and strong fundamentals.

The Fund’s stock selection and positioning in the energy sector hindered relative performance. In the index, energy stocks far outperformed other sectors, and the Fund’s overall underweight in the sector, as well as its lower relative exposure to natural gas producers and oil services companies, hurt relative returns. Late in the period, the prices of oil and natural gas retreated somewhat due to a temporary outage at a large liquified natural gas (LNG) export facility, and energy stocks declined. However, fuel prices have remained well above 2021 levels, which in our view provides a supportive environment for the kind of higher-quality, well-capitalized and disciplined producers we favor. We reduced our sector underweight over the period, adding positions in a natural gas producer and a gas utility.

Janus Investment Fund	1

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Consumer discretionary was one of the weakest-performing sectors in the index, due to concerns that higher interest rates, high inflation and negative real wage growth could dampen consumer spending. The Fund’s stock selection in the sector detracted from relative performance as several of our holdings succumbed to the broad-based decline in consumer discretionary stocks. Among them were HanesBrands, a maker of sportswear and casual apparel; Stoneridge, a manufacturer of vehicle components; and Qurate Retail, which sells assorted merchandise online and through QVC video programming and whose stock was further pressured by a warehouse fire that impacted product availability. Our concerns over the impact of inflation on consumer spending led us to reduce our weighting in consumer discretionary over the period.

Stock selection in financials aided relative performance. Our investment in Memphis-based regional bank First Horizon was additive, as the stock rose on the announcement in February that Toronto-Dominion Bank would be acquiring the company for a substantial premium. The Fund’s stock selection and overweight in materials contributed as higher commodities prices provided a tailwind for their earnings. In our view, this provides a favorable environment for competitively positioned, cost-advantaged producers such as Graphic Packaging, a commercial products packaging manufacturer. The company was a top contributor over the period.

Several of our commodity-related investments also benefited from the strong demand and pricing environment. These included energy company Magnolia Oil & Gas and leading U.S. rebar producer Commercial Metals.

Fund positioning relative to the benchmark changed significantly in late June following a rebalancing of the Russell 2500 Value Index. The portfolio ended the quarter overweight in industrials, healthcare, information technology, materials, energy and consumer staples. It was underweight in financials, real estate, consumer discretionary, utilities and communication services.

OUTLOOK

We caution that the market may see heightened volatility as investors await more clarity on the outlook for inflation, interest rates and economic growth. We have seen some glimmers of improvement on the inflation front with the recent pullback in commodities prices as well as some easing in supply chain pressures. However, the Fed likely will need to raise rates further to get inflation closer to their target. Past Fed efforts to contain inflation have often led to a recession rather than a soft landing. We don’t believe this possibility is reflected in either corporate earnings outlooks or price-to-earnings (P/E) multiples (a measure of share price compared to earnings per share for a stock or stocks in a portfolio), and additional downward revisions may further unsettle the markets. Despite these uncertainties, we believe the Fund is well positioned to perform defensively, due to our focus on reasonably valued companies with strong balance sheets and healthy cash flows. We also seek to use volatility to our advantage as we identify opportunities that fit with our defensive value approach. We remain committed to this approach, which aims to pursue long-term opportunity while managing downside risk.

Thank you for your continued investment in the Janus Henderson Small-Mid Cap Value Fund.

2	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2022

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
First Horizon National Corporation	2.65%	0.99%	Qurate Retail Inc	1.02%	-0.75%
Magnolia Oil & Gas Corp	1.85%	0.64%	Hanesbrands Inc	1.54%	-0.67%
Carlisle Cos Inc	1.92%	0.57%	Mercury Systems Inc	0.85%	-0.62%
Commercial Metals Co	2.36%	0.55%	Stoneridge Inc	0.49%	-0.61%
Graphic Packaging Holding Co	2.12%	0.52%	Nomad Foods Ltd	3.34%	-0.57%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2500 Value Index
		Contribution	Average Weight	Average Weight
	Health Care	2.06%	10.33%	8.35%
	Materials	1.20%	10.30%	7.17%
	Financials	0.97%	15.78%	20.52%
	Other**	0.60%	2.88%	0.00%
	Communication Services	0.48%	0.71%	2.94%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2500 Value Index
		Contribution	Average Weight	Average Weight
	Energy	-1.79%	4.54%	6.00%
	Consumer Discretionary	-1.14%	7.14%	9.65%
	Industrials	-1.13%	21.05%	17.08%
	Consumer Staples	-0.60%	5.98%	3.29%
	Utilities	-0.50%	0.66%	4.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2022

5 Largest Equity Holdings - (% of Net Assets)
First Interstate BancSystem Inc - Class A
Banks	3.6%
Nomad Foods Ltd
Food Products	3.4%
Casey's General Stores Inc
Food & Staples Retailing	2.8%
Ameris Bancorp
Banks	2.8%
Globus Medical Inc
Health Care Equipment & Supplies	2.7%
15.3%

Asset Allocation - (% of Net Assets)
Common Stocks	97.3%
Repurchase Agreements	3.2%
Other	(0.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2022	As of June 30, 2021

4	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2022					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-13.78%	3.54%	7.61%	8.01%	1.35%	1.07%
Class A Shares at MOP	-18.72%	2.32%	6.98%	7.41%
Class C Shares at NAV	-14.41%	2.75%	6.78%	7.18%	2.78%	1.89%
Class C Shares at CDSC	-15.24%	2.75%	6.78%	7.18%
Class D Shares	-13.54%	3.76%	7.84%	8.24%	1.06%	0.90%
Class I Shares	-13.56%	3.79%	7.92%	8.31%	1.10%	0.90%
Class N Shares	-13.48%	3.88%	7.89%	8.25%	0.88%	0.76%
Class S Shares	-13.85%	3.48%	7.54%	7.92%	1.73%	1.26%
Class T Shares	-13.67%	3.64%	7.74%	8.13%	1.18%	1.01%
Russell 2500 Value Index	-13.19%	5.54%	9.54%	10.27%
Russell 3000 Value Index	-7.46%	7.01%	10.39%	11.12%
Morningstar Quartile - Class I Shares	4th	4th	4th	4th
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	385/409	338/386	318/337	318/334

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

For certain periods, the Fund’s performance may reflect the effect of expense waivers.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2022 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

‡ As stated in the prospectus. Net expense ratios reflect the expense waivers, if any, contractually agreed to for at least a one-year period commencing on October 28, 2021. See Financial Highlights for actual expense ratios during the reporting period.

6	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period (1/1/22 - 6/30/22)†	Net Annualized Expense Ratio (1/1/22 - 6/30/22)
Class A Shares	$1,000.00	$839.50	$4.97	$1,000.00	$1,019.39	$5.46	1.09%
Class C Shares	$1,000.00	$836.70	$8.15	$1,000.00	$1,015.92	$8.95	1.79%
Class D Shares	$1,000.00	$840.60	$3.88	$1,000.00	$1,020.58	$4.26	0.85%
Class I Shares	$1,000.00	$840.70	$3.70	$1,000.00	$1,020.78	$4.06	0.81%
Class N Shares	$1,000.00	$840.60	$3.24	$1,000.00	$1,021.27	$3.56	0.71%
Class S Shares	$1,000.00	$839.40	$5.34	$1,000.00	$1,018.99	$5.86	1.17%
Class T Shares	$1,000.00	$840.60	$4.38	$1,000.00	$1,020.03	$4.81	0.96%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– 97.3%
Aerospace & Defense – 2.3%
BWX Technologies Inc	47,979	$2,643,163
Airlines – 1.5%
Southwest Airlines Co*	47,274	1,707,537
Auto Components – 3.3%
Aptiv PLC*	15,964	1,421,913
Autoliv Inc	33,684	2,410,764
		3,832,677
Banks – 10.1%
Ameris Bancorp	80,411	3,230,914
First Horizon National Corp	119,051	2,602,455
First Interstate BancSystem Inc - Class A	110,926	4,227,390
Synovus Financial Corp	49,272	1,776,256
		11,837,015
Biotechnology – 1.4%
Exelixis Inc*	81,150	1,689,543
Building Products – 1.6%
Fortune Brands Home & Security Inc	30,483	1,825,322
Chemicals – 2.1%
Innospec Inc	25,230	2,416,782
Communications Equipment – 1.6%
F5 Networks Inc*	12,292	1,881,168
Construction Materials – 1.4%
Eagle Materials Inc	15,435	1,696,924
Containers & Packaging – 2.4%
Graphic Packaging Holding Co	137,881	2,826,560
Electrical Equipment – 3.4%
Acuity Brands Inc	14,442	2,224,646
Encore Wire Corp	17,396	1,807,792
		4,032,438
Electronic Equipment, Instruments & Components – 2.1%
Vontier Corp	105,850	2,433,491
Energy Equipment & Services – 2.3%
ChampionX Corp	135,124	2,682,211
Entertainment – 1.9%
Take-Two Interactive Software Inc*	18,629	2,282,611
Equity Real Estate Investment Trusts (REITs) – 7.8%
Apple Hospitality Inc	128,130	1,879,667
Equity LifeStyle Properties Inc	41,442	2,920,418
Lamar Advertising Co	22,256	1,957,860
PotlatchDeltic Corp	54,013	2,386,834
		9,144,779
Food & Staples Retailing – 2.8%
Casey's General Stores Inc	17,750	3,283,395
Food Products – 3.4%
Nomad Foods Ltd*	197,146	3,940,949
Gas Utilities – 2.6%
ONE Gas Inc	37,416	3,037,805
Health Care Equipment & Supplies – 6.7%
Embecta Corp*	84,557	2,140,983
Envista Holdings Corp*	66,751	2,572,584
Globus Medical Inc*	56,618	3,178,535
		7,892,102
Health Care Providers & Services – 4.3%
Cardinal Health Inc	54,269	2,836,641
Henry Schein Inc*	28,246	2,167,598
		5,004,239
Industrial Conglomerates – 2.0%
Carlisle Cos Inc	9,877	2,356,751

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– (continued)
Insurance – 4.4%
Hartford Financial Services Group Inc	44,863	$2,935,386
Reinsurance Group of America Inc	19,428	2,278,710
		5,214,096
Machinery – 5.6%
Hillenbrand Inc	60,634	2,483,569
Lincoln Electric Holdings Inc	14,131	1,743,200
Watts Water Technologies Inc - Class A	18,613	2,286,421
		6,513,190
Metals & Mining – 1.7%
Commercial Metals Co	61,954	2,050,677
Oil, Gas & Consumable Fuels – 5.3%
Denbury Inc*	24,520	1,470,955
Gulfport Energy Corp*	20,734	1,648,560
Magnolia Oil & Gas Corp	146,570	3,076,504
		6,196,019
Semiconductor & Semiconductor Equipment – 2.4%
MKS Instruments Inc	8,687	891,547
Teradyne Inc	21,352	1,912,072
		2,803,619
Software – 1.8%
Black Knight Inc*	32,240	2,108,174
Specialty Retail – 1.1%
Burlington Stores Inc*	9,709	1,322,657
Textiles, Apparel & Luxury Goods – 1.7%
Hanesbrands Inc	189,167	1,946,528
Thrifts & Mortgage Finance – 1.8%
WSFS Financial Corp	51,342	2,058,301
Trading Companies & Distributors – 4.5%
GATX Corp	17,829	1,678,779
H&E Equipment Services Inc	51,760	1,499,487
MSC Industrial Direct Co Inc	28,492	2,140,034
		5,318,300
Total Common Stocks (cost $120,883,719)		113,979,023
Repurchase Agreements– 3.2%
ING Financial Markets LLC, Joint repurchase agreement, 1.4700%, dated 6/30/22, maturing 7/1/22 to be repurchased at $3,700,151 collateralized by $4,136,948 in U.S. Treasuries 0% - 3.2500%, 11/17/22 - 11/15/51 with a value of $3,774,154((cost $3,700,000)	$3,700,000	3,700,000
Total Investments (total cost $124,583,719) – 100.5%		117,679,023
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(547,519)
Net Assets – 100%		$117,131,504

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$111,327,310	94.6%
United Kingdom	3,940,949	3.4
Sweden	2,410,764	2.0

Total	$117,679,023	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments

June 30, 2022

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$3,700,000	$—	$(3,700,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 2500TM Value Index	Russell 2500TM Value Index reflects the performance of U.S. small to mid-cap equities with lower price-to-book ratios and lower forecasted growth values.
Russell 3000® Value Index	Russell 3000® Value Index reflects the performance of U.S. equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$113,979,023	$-	$-
Repurchase Agreements	-	3,700,000	-
Total Assets	$113,979,023	$3,700,000	$-

Janus Investment Fund	11

Janus Henderson Small-Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2022

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $120,883,719)	$113,979,023
Repurchase agreements, at value (cost $3,700,000)	3,700,000
Cash	64,736
Trustees' deferred compensation	3,424
Receivables:
Investments sold	297,496
Dividends	145,316
Fund shares sold	23,459
Interest	176
Other assets	309
Total Assets	118,213,939
Liabilities:
Payables:	—
Investments purchased	830,065
Fund shares repurchased	80,219
Professional fees	54,475
Advisory fees	53,429
Transfer agent fees and expenses	9,851
Trustees' deferred compensation fees	3,424
12b-1 Distribution and shareholder servicing fees	1,114
Custodian fees	1,046
Trustees' fees and expenses	536
Affiliated fund administration fees payable	253
Accrued expenses and other payables	48,023
Total Liabilities	1,082,435
Net Assets	$117,131,504

See Notes to Financial Statements.

12	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$126,425,362
Total distributable earnings (loss)	(9,293,858)
Total Net Assets	$117,131,504
Net Assets - Class A Shares	$2,386,573
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	203,619
Net Asset Value Per Share(1)	$11.72
Maximum Offering Price Per Share(2)	$12.44
Net Assets - Class C Shares	$450,137
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,110
Net Asset Value Per Share(1)	$11.22
Net Assets - Class D Shares	$40,877,839
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,461,961
Net Asset Value Per Share	$11.81
Net Assets - Class I Shares	$8,308,975
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	696,465
Net Asset Value Per Share	$11.93
Net Assets - Class N Shares	$56,752,283
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,803,524
Net Asset Value Per Share	$11.81
Net Assets - Class S Shares	$939,379
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	81,015
Net Asset Value Per Share	$11.60
Net Assets - Class T Shares	$7,416,318
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	628,159
Net Asset Value Per Share	$11.81

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Small-Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2022

Investment Income:
Dividends	$2,085,547
Interest	9,275
Other income	499
Total Investment Income	2,095,321
Expenses:
Advisory fees	852,287
12b-1 Distribution and shareholder servicing fees:
Class A Shares	7,301
Class C Shares	4,865
Class S Shares	2,521
Transfer agent administrative fees and expenses:
Class D Shares	55,710
Class S Shares	2,775
Class T Shares	22,366
Transfer agent networking and omnibus fees:
Class A Shares	3,731
Class C Shares	557
Class I Shares	9,046
Other transfer agent fees and expenses:
Class A Shares	193
Class C Shares	35
Class D Shares	12,979
Class I Shares	513
Class N Shares	2,569
Class S Shares	27
Class T Shares	164
Registration fees	130,570
Non-affiliated fund administration fees	68,233
Professional fees	45,477
Shareholder reports expense	13,391
Custodian fees	3,594
Affiliated fund administration fees	3,476
Trustees’ fees and expenses	2,652
Other expenses	7,862
Total Expenses	1,252,894
Less: Excess Expense Reimbursement and Waivers	(108,420)
Net Expenses	1,144,474
Net Investment Income/(Loss)	950,847

See Notes to Financial Statements.

14	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2022

Net Realized Gain/(Loss) on Investments:
Investments	$1,636,295
Total Net Realized Gain/(Loss) on Investments	1,636,295
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	(21,819,692)
Total Change in Unrealized Net Appreciation/Depreciation	(21,819,692)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(19,232,550)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small-Mid Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2022	Year ended June 30, 2021

Operations:
Net investment income/(loss)	$950,847	$727,436
Net realized gain/(loss) on investments	1,636,295	3,173,769
Change in unrealized net appreciation/depreciation	(21,819,692)	17,435,662
Net Increase/(Decrease) in Net Assets Resulting from Operations	(19,232,550)	21,336,867
Dividends and Distributions to Shareholders:
Class A Shares	(79,135)	(16,879)
Class C Shares	(12,497)	—
Class D Shares	(1,467,870)	(180,499)
Class I Shares	(310,688)	(119,572)
Class N Shares	(2,081,053)	(158,071)
Class S Shares	(30,861)	(4,556)
Class T Shares	(239,738)	(36,885)
Net Decrease from Dividends and Distributions to Shareholders	(4,221,842)	(516,462)
Capital Share Transactions:
Class A Shares	(428,805)	(630,167)
Class C Shares	22,667	29,223
Class D Shares	(17,630,182)	38,275,331
Class I Shares	(4,610,382)	270,036
Class N Shares	(2,767,610)	63,111,878
Class S Shares	(5,229)	(207,299)
Class T Shares	(9,681,030)	(22,390,494)
Net Increase/(Decrease) from Capital Share Transactions	(35,100,571)	78,458,508
Net Increase/(Decrease) in Net Assets	(58,554,963)	99,278,913
Net Assets:
Beginning of period	175,686,467	76,407,554
End of period	$117,131,504	$175,686,467

See Notes to Financial Statements.

16	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.98	$10.17	$13.17	$14.13	$13.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.10	0.10	0.10	0.04
Net realized and unrealized gain/(loss)	(1.93)	3.78	(1.71)	0.65	1.12
Total from Investment Operations	(1.87)	3.88	(1.61)	0.75	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.07)	(0.11)	(0.18)	—(2)
Distributions (from capital gains)	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.39)	(0.07)	(1.39)	(1.71)	(0.74)
Net Asset Value, End of Period	$11.72	$13.98	$10.17	$13.17	$14.13
Total Return*	(13.78)%	38.27%	(14.37)%	7.46%	8.49%
Net Assets, End of Period (in thousands)	$2,387	$3,279	$3,039	$2,055	$521
Average Net Assets for the Period (in thousands)	$2,920	$3,034	$2,169	$852	$501
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.35%	1.78%	1.91%	1.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.07%	1.34%	1.31%	1.31%
Ratio of Net Investment Income/(Loss)	0.42%	0.81%	0.88%	0.79%	0.29%
Portfolio Turnover Rate	80%	99%	152%	40%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class C Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.45	$9.80	$12.74	$13.73	$13.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	0.02	0.01	0.02	(0.06)
Net realized and unrealized gain/(loss)	(1.85)	3.63	(1.66)	0.60	1.10
Total from Investment Operations	(1.89)	3.65	(1.65)	0.62	1.04
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.01)	(0.08)	—
Distributions (from capital gains)	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.34)	—	(1.29)	(1.61)	(0.74)
Net Asset Value, End of Period	$11.22	$13.45	$9.80	$12.74	$13.73
Total Return*	(14.41)%	37.24%	(15.04)%	6.52%	7.75%
Net Assets, End of Period (in thousands)	$450	$515	$353	$398	$262
Average Net Assets for the Period (in thousands)	$493	$427	$380	$318	$319
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.51%	2.70%	3.23%	3.30%	2.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.84%	1.81%	2.14%	2.09%	2.05%
Ratio of Net Investment Income/(Loss)	(0.33)%	0.14%	0.12%	0.16%	(0.46)%
Portfolio Turnover Rate	80%	99%	152%	40%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.08	$10.24	$13.24	$14.19	$13.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.10	0.13	0.16	0.08
Net realized and unrealized gain/(loss)	(1.93)	3.83	(1.72)	0.61	1.13
Total from Investment Operations	(1.85)	3.93	(1.59)	0.77	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.09)	(0.13)	(0.19)	(0.04)
Distributions (from capital gains)	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.42)	(0.09)	(1.41)	(1.72)	(0.78)
Net Asset Value, End of Period	$11.81	$14.08	$10.24	$13.24	$14.19
Total Return*	(13.54)%	38.52%	(14.20)%	7.57%	8.81%
Net Assets, End of Period (in thousands)	$40,878	$66,854	$21,708	$23,948	$22,006
Average Net Assets for the Period (in thousands)	$49,604	$34,811	$22,879	$22,739	$23,560
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	1.06%	1.51%	1.45%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.89%	1.17%	1.10%	1.07%
Ratio of Net Investment Income/(Loss)	0.62%	0.78%	1.06%	1.22%	0.53%
Portfolio Turnover Rate	80%	99%	152%	40%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.22	$10.34	$13.36	$14.21	$13.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.13	0.11	0.16	0.10
Net realized and unrealized gain/(loss)	(1.96)	3.84	(1.72)	0.63	1.11
Total from Investment Operations	(1.87)	3.97	(1.61)	0.79	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.09)	(0.13)	(0.11)	(0.04)
Distributions (from capital gains)	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.42)	(0.09)	(1.41)	(1.64)	(0.78)
Net Asset Value, End of Period	$11.93	$14.22	$10.34	$13.36	$14.21
Total Return*	(13.56)%	38.58%	(14.19)%	7.66%	8.84%
Net Assets, End of Period (in thousands)	$8,309	$14,659	$9,848	$7,535	$5,391
Average Net Assets for the Period (in thousands)	$10,673	$13,258	$6,734	$6,250	$60,942
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	1.10%	1.47%	1.39%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.89%	1.13%	1.06%	0.99%
Ratio of Net Investment Income/(Loss)	0.67%	1.02%	0.93%	1.20%	0.69%
Portfolio Turnover Rate	80%	99%	152%	40%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2022	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$14.09	$10.24	$13.24	$14.20	$14.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.11	0.15	0.19	0.10
Net realized and unrealized gain/(loss)	(1.95)	3.84	(1.72)	0.59	0.85
Total from Investment Operations	(1.84)	3.95	(1.57)	0.78	0.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.10)	(0.15)	(0.21)	(0.07)
Distributions (from capital gains)	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.44)	(0.10)	(1.43)	(1.74)	(0.81)
Net Asset Value, End of Period	$11.81	$14.09	$10.24	$13.24	$14.20
Total Return*	(13.48)%	38.72%	(14.09)%	7.73%	6.77%
Net Assets, End of Period (in thousands)	$56,752	$70,581	$1,806	$1,852	$1,585
Average Net Assets for the Period (in thousands)	$65,311	$28,417	$2,112	$1,782	$1,164
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.88%	1.48%	1.41%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.76%	1.03%	0.96%	0.95%
Ratio of Net Investment Income/(Loss)	0.79%	0.83%	1.24%	1.40%	0.76%
Portfolio Turnover Rate	80%	99%	152%	40%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.84	$10.06	$13.07	$14.12	$13.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.08	0.08	0.09	0.04
Net realized and unrealized gain/(loss)	(1.91)	3.75	(1.69)	0.65	1.12
Total from Investment Operations	(1.87)	3.83	(1.61)	0.74	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.05)	(0.12)	(0.26)	(0.01)
Distributions (from capital gains)	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.37)	(0.05)	(1.40)	(1.79)	(0.75)
Net Asset Value, End of Period	$11.60	$13.84	$10.06	$13.07	$14.12
Total Return*	(13.85)%	38.16%	(14.51)%	7.51%	8.47%
Net Assets, End of Period (in thousands)	$939	$1,136	$1,004	$390	$100
Average Net Assets for the Period (in thousands)	$1,110	$1,084	$890	$115	$114
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.54%	1.71%	2.16%	4.23%	2.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.23%	1.51%	1.29%	1.34%
Ratio of Net Investment Income/(Loss)	0.31%	0.68%	0.71%	0.70%	0.27%
Portfolio Turnover Rate	80%	99%	152%	40%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.07	$10.21	$13.22	$14.16	$13.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.06	0.14	0.15	0.06
Net realized and unrealized gain/(loss)	(1.93)	3.86	(1.76)	0.61	1.13
Total from Investment Operations	(1.87)	3.92	(1.62)	0.76	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.06)	(0.11)	(0.17)	(0.05)
Distributions (from capital gains)	(0.34)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.39)	(0.06)	(1.39)	(1.70)	(0.79)
Net Asset Value, End of Period	$11.81	$14.07	$10.21	$13.22	$14.16
Total Return*	(13.67)%	38.50%	(14.40)%	7.51%	8.65%
Net Assets, End of Period (in thousands)	$7,416	$18,663	$38,649	$23,144	$30,287
Average Net Assets for the Period (in thousands)	$8,946	$11,012	$17,402	$27,284	$22,955
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.18%	1.55%	1.51%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.02%	1.27%	1.20%	1.19%
Ratio of Net Investment Income/(Loss)	0.46%	0.49%	1.08%	1.14%	0.43%
Portfolio Turnover Rate	80%	99%	152%	40%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small-Mid Cap Value Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 38 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (formerly Janus Distributors LLC) (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

24	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair

Janus Investment Fund	25

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

26	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Janus Investment Fund	27

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

28	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.70%. The Fund’s primary benchmark index is the Russell 2500® Value Index. The Russell 3000® Value Index was used to calculate the Fund’s performance fee adjustment prior to August 1, 2019. For a period of 36 months beginning on August 1, 2019, the Fund’s performance fee adjustment is calculated based on a combination of the Russell 2500® Value Index and the Russell 3000® Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2022, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.61%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the

Janus Investment Fund	29

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $474,228 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2022. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (formerly Janus Services LLC) (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.11%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to

30	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the year ended June 30, 2022, the Distributor retained upfront sales charges of $718.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the year ended June 30, 2022.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2022, redeeming shareholders of Class C Shares paid CDSCs of $9.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2022 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2022 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $431,326 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2022.

As of June 30, 2022, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	49	24
Class S Shares	8	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure

Janus Investment Fund	31

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2022, the Fund engaged in cross trades amounting to $266,438 in sales, resulting in a net realized loss of $52,589. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 61,416	$ -	$ -	$ -	$ (1,768,924)	$ (3,424)	$ (7,582,926)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2022 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 125,261,949	$ 5,800,518	$(13,383,444)	$ (7,582,926)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 854,268	$ 3,367,574	$ -	$ -

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 516,462	$ -	$ -	$ -

32	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (34,337)	$ 34,337

5. Capital Share Transactions

	Year ended June 30, 2022		Year ended June 30, 2021
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	15,045	$ 202,833	47,889	$ 590,648
Reinvested dividends and distributions	5,810	79,135	1,394	16,879
Shares repurchased	(51,693)	(710,773)	(113,732)	(1,237,694)
Net Increase/(Decrease)	(30,838)	$ (428,805)	(64,449)	$ (630,167)
Class C Shares:
Shares sold	5,225	$ 66,326	13,604	$ 163,620
Reinvested dividends and distributions	955	12,497	-	-
Shares repurchased	(4,323)	(56,156)	(11,428)	(134,397)
Net Increase/(Decrease)	1,857	$ 22,667	2,176	$ 29,223
Class D Shares:
Shares sold	788,962	$ 10,804,986	4,768,668	$ 66,420,388
Reinvested dividends and distributions	103,899	1,423,415	14,302	174,203
Shares repurchased	(2,177,708)	(29,858,583)	(2,156,726)	(28,319,260)
Net Increase/(Decrease)	(1,284,847)	$(17,630,182)	2,626,244	$ 38,275,331
Class I Shares:
Shares sold	128,465	$ 1,787,759	891,748	$ 11,414,067
Reinvested dividends and distributions	22,449	310,688	9,721	119,572
Shares repurchased	(485,566)	(6,708,829)	(823,105)	(11,263,603)
Net Increase/(Decrease)	(334,652)	$ (4,610,382)	78,364	$ 270,036
Class N Shares:
Shares sold	1,218,146	$ 16,587,943	5,742,225	$ 75,606,237
Reinvested dividends and distributions	151,902	2,081,053	12,978	158,071
Shares repurchased	(1,574,792)	(21,436,606)	(923,388)	(12,652,430)
Net Increase/(Decrease)	(204,744)	$ (2,767,610)	4,831,815	$ 63,111,878
Class S Shares:
Shares sold	8,954	$ 119,811	5,919	$ 69,778
Reinvested dividends and distributions	2,289	30,861	380	4,556
Shares repurchased	(12,293)	(155,901)	(24,044)	(281,633)
Net Increase/(Decrease)	(1,050)	$ (5,229)	(17,745)	$ (207,299)
Class T Shares:
Shares sold	142,207	$ 1,927,674	1,141,393	$ 14,821,986
Reinvested dividends and distributions	17,486	239,738	3,028	36,885
Shares repurchased	(857,665)	(11,848,442)	(3,603,506)	(37,249,365)
Net Increase/(Decrease)	(697,972)	$ (9,681,030)	(2,459,085)	$(22,390,494)

Janus Investment Fund	33

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 109,026,769	$ 145,063,252	$ -	$ -

7.  Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2022 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Small-Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small-Mid Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	35

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Fund that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC) (the “Adviser”) and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3-4, 2021 and December 7-8, 2021, the Trustees’ evaluated the information provided by the Adviser, the subadviser, and the independent fee consultant, as well as other information addressed during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2022 through February 1, 2023, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Adviser and the subadviser to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson

36	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and each had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2021, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2021, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance and that the performance trend was improving

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the second Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the

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Additional Information (unaudited)

Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2021 and the first Broadridge quartile for the 12 months ended May 31, 2021.

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Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the third Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, and the steps the Adviser had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser and subadviser had taken or were taking to improve performance.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2021 and the bottom Broadridge quartile for the 12 months ended May 31, 2021. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

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Additional Information (unaudited)

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by the Adviser out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser and subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser and subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser or subadviser (for which the Adviser or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; and (4) as part of its 2020 review, 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2020, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has voluntarily agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has agreed to limit the Fund’s expenses to assist the Fund in attempting to maintain a yield of at least 0.00%.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted

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Additional Information (unaudited)

that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser and subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the subadviser of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser and the subadviser charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser and subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (3) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus

Janus Investment Fund	45

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates and subadviser to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser, and/or subadviser to a Janus Henderson Fund. The Trustees concluded that the Adviser’s and the subadviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates and subadviser pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser and the subadviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser and the subadviser benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s and/or the subadviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser and/or other clients of the subadviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser, the subadviser or other Janus Henderson funds, and that the success of the Adviser and the subadviser could enhance the Adviser’s and the subadviser’s ability to serve the Janus Henderson Funds.

46	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 16, 2022, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

Janus Investment Fund	47

Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2022. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	49

Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Small-Mid Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2022:

Capital Gain Distributions	$3,367,574
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	51

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Aspen Series. Collectively, these two registered investment companies consist of 50 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	50

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	50

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

Janus Investment Fund	53

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	50

Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

54	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	50

Member of the Investment Committee for Cooper Union (private college) (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	50

Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Janus Investment Fund	55

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

50

Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008) and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006). Formerly, Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

56	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	50

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	50

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Janus Investment Fund	57

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), and Shirley Ryan Ability Lab. Formerly, Director of Wrapports, LLC (until 2022), Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019) and Director of Walmart (until 2017).

58	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kevin Preloger 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Small-Mid Cap Value Fund	8/19-Present	Portfolio Manager for other Janus Henderson accounts.
Justin Tugman 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Janus Henderson Small-Mid Cap Value Fund	8/19-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Interim President and Chief Executive Officer	1/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Henderson Investors US LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

Janus Investment Fund	59

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

60	JUNE 30, 2022

Janus Henderson Small-Mid Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors US LLC
125-02-93033 08-22

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros, Gary A. Poliner, and Diane Wallace who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

Janus Investment Fund (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company, offers 47 funds which include multiple series of shares with differing investment objectives and policies. The funds comprising the Trust have differing fiscal year ends (June 30 and September 30). This Form N-CSR relates to funds with June 30 fiscal year ends (the "Funds").

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $852,995 in fiscal 2022 and $922,201 in fiscal 2021.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item were $0 in fiscal 2022 and $0 in fiscal 2021.

The nature of the services comprising the fees disclosed under this category includes agreed upon procedures.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $207,033 in fiscal 2022 and $196,239 in fiscal 2021.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2022 and $0 in fiscal 2021.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $207,033 in fiscal 2022 and $196,239 in fiscal 2021.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex-99CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Michelle Rosenberg

Michelle Rosenberg, Interim President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michelle Rosenberg

Michelle Rosenberg, Interim President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 29, 2022

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: August 29, 2022